UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ENCORIUM GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENCORIUM GROUP, INC.

400 Berwyn Park

899 Cassatt Road, Suite 115

Berwyn, Pennsylvania 19312

ANNUAL MEETING OF STOCKHOLDERS—YOUR VOTE IS IMPORTANT

To the Stockholders of Encorium Group, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of the stockholders of Encorium Group, Inc. (the “Company”) to be held on January 8, 2010 at 10:00 A.M., local time at Crown Plaza Hotel, 260 Mall Boulevard, King of Prussia, Pennsylvania 19406. At the Annual Meeting, stockholders will be asked to:

(1) Elect five directors to serve until the next annual meeting of stockholders;

(2) Ratify the appointment of Asher & Company. Ltd., a registered public accounting firm, to examine and report on our financial statements for the fiscal year ending December 31, 2009;

(3) To approve an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of shares of our common stock issued and outstanding at a ratio to be established by our board of directors in its discretion, of up to one for ten (but not less than one for three);

(4) To approve the issuance of 874,126 shares of our common stock, as well as any additional shares underlying the Exchange Warrants that may be issuable as a result of the anti-dilution provisions set forth in such instruments, upon exercise of Exchange Warrants issued to two private Investors; and

(5) Transact such other business as may properly come before the meeting.

The board of directors has fixed the close of business on December 1, 2009 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponements thereof. Only stockholders of record of our common stock at the close of business on that date will be entitled to notice of and vote at the Annual Meeting and at any adjournments or postponements thereof. A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2008 is enclosed herewith.

The enclosed proxy is solicited by our board of directors. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the meeting. We encourage you to attend the meeting in person or to vote your shares by proxy. The proxy is revocable at any time before it is voted. Returning the proxy will in no way limit your right to vote at the meeting if you later decide to attend and vote in person.

IMPORTANT—PLEASE VOTE YOUR PROXY PROMPTLY. After reading the accompanying proxy statement, please mark, sign, date and return the enclosed proxy card in the accompanying reply envelope, whether or not you plan to attend the Annual Meeting in person. Please vote as promptly as possible. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, VOTE VIA TELEPHONE OR INTERNET OR ATTEND THE ANNUAL MEETING IN PERSON.

Sincerely,

Kai Lindevall

Chairman and President of Asia and Europe

THE ACCOMPANYING PROXY STATEMENT IS DATED                      AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT

ENCORIUM GROUP, INC.

400 Berwyn Park

899 Cassatt Road, Suite 115

Berwyn, Pennsylvania 19312

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 8, 1010

In this proxy statement, “we”, “us”, “our,” the “Company” and “Encorium” each refers to Encorium Group, Inc., a Delaware corporation, unless the context otherwise requires.

Time and Place of the Annual Meeting

We are sending this proxy statement to you as part of the solicitation of proxies by our board of directors for use at the annual meeting of the stockholders of Encorium (the “Annual Meeting”) to be held at Crown Plaza Hotel, 260 Mall Boulevard, King of Prussia, Pennsylvania 19406 on January 8, 2010, at 10:00 A.M. local time. We are first mailing this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card to you on or after                      2009.

Purpose of the Meeting

At the meeting, our stockholders will be asked to:

(1) Elect five directors to serve until the next annual meeting of stockholders;

(2) Ratify the appointment of Asher & Company, Ltd., a registered public accounting firm, to examine and report on our financial statements for the fiscal year ending December 31, 2009;

(3) To approve an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of shares of our common stock issued and outstanding at a ratio to be established by our board of directors in its discretion, of up to one for ten (but not less than one for three);

(4) To approve the issuance of 874,126 shares of our common stock, as well as any additional shares underlying the Exchange Warrants that may be issuable as a result of the anti-dilution provisions set forth in such instruments, upon exercise of Exchange Warrants issued to two private Investors; and

(5) Transact such other business as may properly come before the meeting.

Record Date; Stock Entitled to Vote; Quorum

Our board of directors has fixed the close of business on December 1, 2009 as the record date for the Annual Meeting. Only holders of our common stock on the record date will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. At the record date, 26,325,383 shares of common stock were outstanding and entitled to vote.

The presence, in person or by proxy, of a majority of the shares of common stock is necessary to constitute a quorum at the meeting. Abstentions and withheld votes will be counted as shares present at the meeting for purposes of determining the presence of a quorum. However, abstentions will not count in the tally of votes “FOR” or “AGAINST” a proposal. A “WITHHELD” vote is the same as an abstention. Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the beneficial owner of the shares, and (2) the broker lacks the authority to vote the shares at the brokers discretion. Broker non-votes will be counted as shares present and entitled to be voted for purposes of determining the presence of a quorum.

Required Vote

Proposal One: Directors are elected by a plurality and the five nominees for the positions to be voted on in Proposal One who receive the most votes will be elected. Abstentions and broker non-votes will not affect the outcome of the election.

Proposal Two: To be approved, this proposal must receive the affirmative vote of the holders of a majority of our outstanding common stock present in person or by proxy and entitled to vote thereon. Abstentions will have the effect of an “AGAINST” vote with respect to this proposal. Broker non-votes will have no effect with respect to this proposal.

Proposal Three: To be approved, this proposal must receive the affirmative vote of the majority of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the effect of an “AGAINST” vote with respect to this proposal.

Proposal Four: To be approved, this proposal must receive the affirmative vote of the holders of a majority of our outstanding common stock present in person or by proxy and entitled to vote thereon. Abstentions will have the effect of an “AGAINST” vote with respect to this proposal. Broker non-votes will have no effect with respect to this proposal.

All properly executed proxies delivered and not properly revoked will be voted at the Annual Meeting as specified in such proxies. If a choice is not specified, the shares represented by a properly executed proxy will be voted “FOR” the election to our board of directors of each of the nominees named in Proposals One and “FOR” Proposals Two, Three and Four.

Proxies; Voting and Revocation

Each share of our common stock is entitled to one vote. Votes will be tabulated at the meeting by inspectors of election appointed by us. You may revoke or change your proxy at any time prior to it being voted by filing a written instrument of revocation or change with the corporate secretary. You may also revoke your proxy by filing a duly executed proxy bearing a later date or by appearing at the meeting in person, notifying the corporate secretary and voting by ballot at the meeting. If you attend the meeting, you may vote in person whether or not you have previously given a proxy, but your presence at the meeting, without notifying the corporate secretary of Encorium, will not revoke a previously given proxy. In addition, if you beneficially hold shares of Encorium common stock that are not registered in your own name, you will need additional documentation from the record holder of the shares to attend and vote those shares personally at the meeting.

Solicitation of Proxies

Proxies will be solicited through the mail and directly by Encorium officers, directors and employees of Encorium not specifically employed for such purpose, without additional compensation. Encorium will bear the cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders by Encorium. Encorium may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their costs of forwarding proxy and solicitation materials to beneficial owners.

Other Matters

The board of directors does not intend to bring any matters before the meeting other than as stated in this proxy statement, and is not aware that any other matters will be presented for action at the meeting. If any other matters come before the meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Principal Executive Office

Encorium’s principal executive office is located at 400 Berwyn Park 899, Cassatt Road, Suite 115, Berwyn, Pennsylvania 19312.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The first proposal on the agenda for the Annual Meeting will be electing five directors to serve until the next annual meeting or until their successors are elected. There are five nominees for the five currently authorized seats on our board of directors. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting FOR the election of the nominees presented below.

Under Delaware law, the five nominees receiving the highest number of votes will be elected as directors at the Annual Meeting. As a result, proxies voted to “Withhold Authority” and broker non-votes will have no practical effect.

Each person nominated for election is currently serving as a director of Encorium and each nominee has consented to serve as a director for the ensuing year. If any nominee becomes unavailable to serve for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees will become unavailable to serve.

Information with respect to the number of shares of common stock beneficially owned by each director as of November     , 2009 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” The name, age, years of service on our board of directors, and principal occupation and business experience of each director nominee is set forth below.

The board of directors has determined that, other than Dr. Lindevall and Mr. Manninen, each of the following members of the board of directors is independent as defined by the Nasdaq listing standards.

Name	Age	Director Since	Principal Occupation
Kai Lindevall, M.D., Ph.D.	58	2006	Executive Chairman, President, Europe and Asia
Shahab Fatheazam	58	2008	Managing Director and head of the U.S. healthcare practice of GCA Savvian
Sari Laitinen	43	2009	Founder and owner of Sari Laitinen, US Legal Counsel, a US legal services firm established in 2006 in Espoo, Finland
Petri Manninen	39	2006	Owner of Lakiasiaintoimisto Lakituki Oy, a legal services firm in Finland
David Morra	54	2008	Managing Director of Union Partners, LLC

•

Kai Lindevall, M.D., Ph.D. has been President of European and Asian Operations since September 9, 2008. From February 21, 2008 to September 9, 2008 Dr. Lindevall served as Chief Operating Officer and prior to that served as President, European and Asian operations of the Company from the Company’s acquisition of Encorium Oy (formerly Remedium Oy) on November 1, 2006. Dr. Lindevall is the co-founder of Encorium Oy and, since 2002, Dr. Lindevall has served as President and Chief Executive Officer of Encorium Oy. He has also been Medical Director of Encorium Oy since its inception. Since October 2004, Dr. Lindevall has also served as Chairman of the Board of Encorium Oy. Dr. Lindevall previously served as Managing Director of Encorium Oy from its inception to 2002. Dr. Lindevall is also Co-Founder of Ipsat Therapies Oy/Ltd., a Finnish biotechnology company developing its proprietary IPSATTM (“Intestinal Protection System in Antibiotic Treatment”) family of products for the prevention of hospital infections and antibiotic resistance. From October 2002 until February 2005, Dr. Lindevall served as Chairman of the Board of Ipsat Therapies and from March 2005 until March 2006 served as member of its board of directors. Dr. Lindevall has a Ph.D. in Pharmacology and an M.D. from the University of Tampere in Finland.

•

Shahab Fatheazam has served as a director of the Company since November 2008. Mr. Fatheazam is currently a Managing Director and head of the U.S. healthcare practice of GCA Savvian, a leading international investment banking advisory firm. Mr. Fatheazam joined GCA Savvian in 2004 from Vector Securities, a premier healthcare specialty firm, where he was a partner. Prior to helping to form Vector Securities, he was co-head of Paine Webber’s Lifescience Division. He began his career on Wall Street with Kidder, Peabody & Co, where, in 1980, he became a partner and senior executive in Kidder’s international corporate finance unit. Mr. Fatheazam holds a BA and MA from Cambridge University in England and an MBA from Columbia University. Mr. Fatheazam sits on the boards of two non-public biotechnology companies and is a Trustee at Chicago University’s Harris School. He is a member of the Economics Club in Chicago.

•

Sari Laitinen has served as a director of the Company since November 7, 2009. Ms. Laitinen is the founder and owner of Sari Laitinen, US Legal Counsel, a US legal services firm established in 2006 in Espoo, Finland. Prior to 2006, Ms. Laitinen served as Director, US Capital Markets, with Ernst & Young Oy based in Helsinki, Finland. From 1999 until 2004 Ms. Laitinen was an attorney at the Corporate Finance and Securities Practice Group of Robins, Kaplan, Miller & Ciresi L.L.P. where she was elected partner in 2002. Ms. Laitinen was also previously an attorney with Lindquist & Vennum LLP in Minneapolis, MN and King & Spalding in Atlanta, GA. Ms. Laitinen serves on the Board of Directors of Oy Free Drop Innovations Ltd, a privately owned golf technology company in Espoo, Finland. Ms. Laitinen received her B.A. and Juris Doctor degrees from Hamline University, St. Paul, MN and is licensed to practice law in two US states. She has also written a book on legal risk management in the USA.

•

Petri Manninen, LL.M. has been a director of the Company since the Company’s acquisition of Encorium Oy (formerly Remedium Oy) on November 1, 2006. Mr. Manninen has 7 years of experience from CRO industry by serving as a director of the Board of Encorium Oy and its subsidiaries. Mr. Manninen has served as a lawyer with Lakiasiaintoimisto Lakituki Oy, a Finnish based law firm, since December 1999. Since December 1994, Mr. Manninen has also served as the secretary, treasurer and executive of Paavo Nurmi Foundation, a non-profit organization supporting research in the field of cardiovascular diseases. Mr. Manninen has 12 years of experience in the practice of law and tax consulting. He has published several books and articles in Finnish and foreign law reviews. Mr. Manninen has a Master of Laws Degree from the University of Helsinki and an LL.M. in European Community Law from the University of Leiden in The Netherlands.

•

David Morra has been as a director of the Company since September 2008. Mr. Morra is a Managing Director of Union Partners, LLC, a private equity and performance acceleration firm. In this capacity, he provides executive oversight for consulting engagements and acquisition activities for targeted companies. Previously, Mr. Morra served as Chief Executive Officer of Omnicare Clinical Research, Inc. During his five and one half year tenure at Omnicare, the Company grew to 1300 employees operating in 30 countries, including its first ventures in India and China. Mr. Morra was also an officer of Omnicare Clinical Research’s parent company, Omnicare, Inc., a NYSE fortune 500 company which is the leading provider of pharmaceutical care for seniors in the United States. Prior to Omnicare, Mr. Morra spent 22 years in the pharmaceutical and medical imaging industries in sales, marketing and general management positions. Mr. Morra earned a B.S. Degree from Providence College in 1977 and a Management Certificate from Wharton in 1991.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

ALL OF THE NOMINEES FOR DIRECTOR LISTED ABOVE

CORPORATE GOVERNANCE

Change of Board Composition

On July 16, 2008 Paul J. Schmitt resigned from the board of directors and on August 11, 2008 Dr. Kenneth M. Borow resigned from the board of directors. As of August 11, 2008 the composition of the board of directors was reduced from 7 to 5 authorized members. On September 5, 2008, former directors Christopher F. Meshginpoosh and Scott M. Jenkins resigned as members of the board. The remaining members of the board at that time, consisting of Dr. Kai Lindevall, Petri Manninen and Jyrki Mattila appointed David Morra to the board on September 8, 2008 and Shahab Fatheazam on November 4, 2008. Effective November 7, 2009 Jyrki Mattila resigned from the board of directors. The remaining members of the board appointed Sari Laitinen to the board effective as of that date.

Board Meetings, Independence, Committees and Compensation

Our board of directors is subject to the independence requirements of the NASDAQ Stock Market. Pursuant to the requirements, the board undertook its annual review of director independence. During this review, the board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent. Of the five members of the board, Messrs. Fatheazam, Morra and Ms. Laitinen were determined to be independent directors as defined by the NASDAQ Stock Market. During the fiscal year ended December 31, 2008, the board of directors held 22 meetings in person or telephonically and acted by written consent on 4 occasions.

Our board of directors has a Compensation Committee, an Audit Committee and a Nominating Committee.

Compensation Committee. The board of directors has a separately-designated standing Compensation Committee. The Compensation Committee operates under a charter which was adopted by the board of directors. This charter is posted in the Investor Relations section of the Company’s website at www.encorium.com. The Compensation Committee reviews and approves salaries for executive officers and directors and reviews, approves and administers the Company’s stock option plans and grants thereunder. The Compensation Committee is presently composed of three non-employee directors, Shahab Fatheazam, David Morra and Sari Laitinen. The board of directors has determined that each member of the Compensation Committee is “independent” as defined in the applicable rules of the NASDAQ Stock Market. The Compensation Committee met 2 times during 2008.

Audit Committee. The board of directors has a separately-designated standing Audit Committee. The Audit Committee operates under a charter which was adopted by the board of directors. This charter is posted in the Investor Relations section of the Company’s website at www.encorium.com.

The Audit Committee oversees the Company’s accounting, financial reporting process, internal controls over financial reporting and audits, and consults with management and the Company’s registered public accounting firm on, among other items, matters related to the annual audit, published financial statements and accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains the Company’s independent registered public accounting firm. It also maintains direct responsibility for the compensation, termination and oversight of the Company’s independent registered public accounting firm and evaluates the registered public accounting firm’s qualifications, performance and independence. The Audit Committee approves all services provided to the Company by the independent registered public accounting firm. The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The current members of the Audit Committee are Shahab Fatheazam, David Morra and Sari Laitinen.

The board has determined that Mr. Fatheazam is an “audit committee financial expert” as defined in applicable rules of the SEC under the Sarbanes-Oxley Act of 2002. The board of directors has determined that each current member of the Audit Committee is “independent” as defined in the Securities Exchange Act of 1934, as amended, and applicable rules of the NASDAQ Stock Market and the SEC rules and regulations. The Audit Committee met 3 times in 2008.

Nominating Committee. The board of directors has a separately-designated standing Nominating Committee. The Nominating Committee operates under a charter which was adopted by the board of directors. This charter is posted in the Investor Relations section of the Company’s website at www.encorium.com . The Nominating Committee identifies individuals qualified to become member of the board of directors and recommends that the board of directors select the director nominees for the next annual meeting of stockholders. The current members of the Nominating Committee are David Morra, Shahab Fatheazam, Sari Laitinen. The board of directors has determined that each member of the Nominating Committee is “independent” as defined in the applicable rules of the NASDAQ Stock Market. The Nominating Committee met 2 times during 2008.

Current and former committee membership is shown in the table below:

	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Current Directors:
Kai Lindevall	Chairman
Shahab Fatheazam	Member	Chair	Member	Member

Sari Laitinen	Member	Member	Member	Chair
Petri Maninnen	Member
David Morra	Member	Member	Chair	Member

Former Directors:
Kenneth M. Borow (1)	Member
Christopher Meshginpoosh (2)	Member	Chair	Member	Member
Scott M. Jenkins (3)	Member	Member	Chair	Member
Jyrki Mattila (4)	Member	Member	Member	Member
Paul J. Schmitt (5)	Member	Member	Member	Chair

(1)	Resigned on August 11, 2008
(2)	Resigned on September 5, 2008
(3)	Resigned on September 5, 2008
(4)	Resigned on November 7, 2009
(5)	Resigned on July 16, 2008

Although the Company does not have a formal policy regarding attendance by members of the board at its Annual Meeting, the board encourages directors to attend. All of the then current board members attended our annual stockholder meeting held on in June 13, 2008.

Director Nomination and Communication with Directors

Criteria for Nomination to the Board

As part of the nominating process, the Nominating Committee reviews the appropriate skills and characteristics required of board members. The Nominating Committee does not anticipate that it will generally rely on third-party search firms to identify board candidates. Instead, the Nominating Committee anticipates that it will rely on recommendations from a wide variety of business contacts, including current executive officers, directors and stockholders, as a source for potential board candidates. All candidates shall, at a minimum, possess a background that includes a solid education, extensive business experience and the requisite reputation, character, integrity, skills, judgment and temperament, which, in the board of director’s judgment, have prepared him or her for dealing with the multi-faceted financial, business and other issues that confront a board of directors of a corporation with the size, complexity, reputation and success of the Company. When evaluating potential nominees, the Nominating Committee evaluates the above criteria as well as the current composition of the board of directors and the need for Audit Committee experience. The Nominating Committee nominates the candidates which it believes best suit the needs of Encorium. The Nominating Committee anticipates that stockholders’ nominees that comply with the existing procedures outlined in Encorium’s bylaws described below will receive the same consideration that other nominees receive

Pursuant to Section 2.1(b) of the Company’s bylaws, the Nominating Committee will consider stockholder recommendations for directors sent to the Corporate Secretary, Encorium Group, Inc., 400 Berwyn Park, 899 Cassatt Road, Suite 115, Berwyn PA 19312. Stockholder recommendations for directors must include: (i) the name and address of the stockholder recommending the person to be nominated, (ii) a representation that the stockholder is a holder of record of stock of the Company, including the class and number of shares held and the period of holding, (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee, (iv) a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the candidate(s) for election to the board of directors, (v) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the SEC pursuant to the Exchange Act, and (vi) the consent of the recommended nominee to serve as a director of the Company if so elected. Recommendations must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, provided, however, that in the event the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the stockholder must deliver a director recommendation not earlier than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder Communications

Encorium’s Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of our board of directors on matters relevant to the Company. In addition, the board of directors has established a process for permitting stockholders to communicate with the board of directors outside of our Annual Meeting. The shareholder communications policy is posted in the Investor Relations section of the Company’s website at www.encorium.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors to file initial reports of ownership and reports of change of ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports furnished to the Company during the fiscal year ended December 31, 2008, all executive officers and directors were in compliance, except that the following were filed late: Shahab Fatheazam’s Form 4 filed with the Securities and Exchange Commission on November 7, 2008, David Morra’s Form 3 filed on October 10, 2008, and Philip L. Calamia’s Form 3 filed on December 9, 2008.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees. Additionally, it has adopted a Financial Code of Conduct for the Chief Executive Officer and the Chief Financial Officer and any persons who provide similar functions. Both documents are available for review on the Company’s website at www.encorium.com, under the Corporate Governance section. The Company intends to satisfy the applicable disclosure requirements under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of its Codes of Conduct on its website, except as otherwise required by applicable NASDAQ requirements.

Director Compensation

For 2008, each non-employee director received $37,500 for his service on the Company’s board of directors paid at the rate of $3,125 per month, plus reimbursement of reasonable expenses incurred in connection with attendance at meetings of the board. A non-employee director who is Chairman of the Compensation, Audit or Nominating Committee may receive an annual grant to purchase 25,000 shares of the Company’s common stock at the discretion of the board of directors. All other non-employee directors may receive an annual grant to purchase 20,000 shares of the Company’s common stock.

The following table presents the compensation provided by the Company to each person who served as a director during 2008, except for Dr. Kai Lindevall and Dr. Kenneth M. Borow. Dr. Lindevall’ s and Dr. Borow’s compensation is set forth in the Summary Compensation Table. Dr. Lindevall and Dr. Borow did not receive any additional consideration for their service on the board of directors:

Name	Fees earned or paid in cash ($)	Option Awards ($) (6)(7)	All other compensation ($) (8)	Total ($)
Shahab Fatheazam (1)	6,250	234	—	6,484
David Morra (2)	12,500	293	—	12,793
Scott M. Jenkins (3)	25,527	—	—	25,527
Petri Manninen	37,500	22,931	—	60,431
Dr. Jyrki Mattila	37,500	22,931	—	60,431
Christopher F. Meshginpoosh (4)	25,527	2,448	—	27,975
Paul J. Schmitt (5)	20,417	4,380	—	24,797

(1)	Mr. Fatheazam was appointed as a director of the Company on November 4, 2008.
(2)	Mr. Morra was appointed as a director of the Company on September 8, 2008.
(3)	Mr. Jenkins resigned as a director of the Company effective September 5, 2008.
(4)	Mr. Meshginpoosh resigned as a director of the Company effective September 5, 2008.
(5)	Mr. Schmitt resigned as a director of the Company effective July 16, 2008.
(6)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 and thus may include amounts prior to 2008. See Note 8 of Notes to Consolidated Financial Statements included in our annual report on Form 10-K for additional information, including valuation assumptions used in calculating the fair value of the award.
(7)	At fiscal year end the aggregate number of options outstanding for each director was as follows: Shahab Fatheazam—20,000; David Morra—25,000; Scott M. Jenkins—0; Petri Manninen—20,000; Dr. Jyrki Mattila—20,000; Christopher F. Meshginpoosh—0; and Paul J. Schmitt—0.
(8)	Does not include perquisites and personal benefits which, in the case of each of our directors, involved an aggregate incremental cost to the Company during 2008 of less than $10,000.

PROPOSAL NO. 2: RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The next proposal on the agenda for the Annual Meeting will be ratifying the board’s appointment of Asher & Company, Ltd. as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2009. On July 31, 2009, the Audit Committee of the Company approved the removal of Deloitte & Touche LLP (“Deloitte”) as its certifying independent registered public accountants. None of the reports of Deloitte on the Company’s financial statements contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Deloitte’s report on our financial statements as of and for the year ended December 31, 2008.

During our two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Deloitte’s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no “reportable events” as defined in Item 304 (a)(1) of the Securities and Exchange Commission’s Regulation S-K. Deloitte will not have a representative present at the Annual Meeting.

As of July 31, 2009, the Company has engaged Asher & Company, Ltd., as its independent registered public accounting firm commencing July 31, 2009, for the fiscal year ended December 31, 2009, subject to ratification by our stockholders. During the most recent two fiscal years through the date of termination of Deloitte neither the Registrant nor anyone engaged on its behalf has consulted with Asher & Company, Ltd. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K Asher & Company Ltd/ will have a representative present at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

Stockholder ratification of the selection of Asher & Company, Ltd. as the Company’s independent auditors is not required by our Bylaws or otherwise. However, the board is submitting the selection of Asher & Company, Ltd. to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following table presents the fees billed for services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2008 and December 31, 2007:

	2008	2007
Audit Fees	$437,366	$449,639
Audit-Related Fees	7,047	34,479
Tax Fees	—	—
All Other Fees	22,500	31,140

Total Fees	$466,913	$515,258

Audit fees consisted of fees for the audit of Encorium’s annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of Encorium’s documents filed with the SEC. Audit-related fees consisted of the audit of Encorium’s operations in the UK. For 2008, all other fees consisted of fees paid on connection with the SEC’s review of the Company’s Annual Report of Form 10-K for the year ended December 31, 2007. For 2007, all other fees consisted of fees paid in connection with the Company’s filing of registration statements for resale of the Company’s securities by certain holders thereof. Except as set forth above, Encorium made no other payments to Deloitte & Touche LLP for services rendered during fiscal 2008 and 2007.

Policy for Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s Charter includes a formal policy concerning the pre-approval of audit and non-audit services to be provided by the independent accountants to the Company. The policy requires that all services to be performed by Deloitte & Touche LLP, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee. All services rendered by Deloitte & Touche LLP are permissible under applicable laws and regulations, and the Audit Committee pre-approved all audit, audit-related and non-audit services performed by Deloitte & Touche LLP during fiscal 2008. The Audit Committee considered whether the provision of services other than the audit services (as specified above) was compatible with maintaining Deloitte & Touche LLP’s independence and determined that provision of such services has not adversely affected Deloitte & Touche LLP’s independence.

Report of the Audit Committee of the Board of Directors

The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. The following report shall not otherwise be deemed filed under such acts.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the board of directors is currently composed of three non-employee directors, Shahab Fatheazam (Chair), David Morra and Sari Laitinen. The Board, in its business judgment, has determined that all members of the committee are “independent,” as required by applicable listing standards of the NASDAQ Stock Market and applicable rules of the SEC. The Committee operates pursuant to a charter that was last amended and restated by the board of directors on May 11, 2006, a copy of which is available in the Investor Relations section of the Company’s website at www.encorium.com. The role of the Audit Committee is to assist the board of directors in its oversight of the Company’s financial reporting process. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2008 with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

David Morra

Vote Required

Provided a quorum is present, the affirmative vote of the holders of a majority of votes cast at the meeting “FOR” or “AGAINST” the proposal is required to approve the ratification of the appointment of Asher & Company, Ltd., a registered public accounting firm, to examine and report on our financial statements for the fiscal year ending December 31, 2009.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ASHER & COMPANY, LTD., A REGISTERED PUBLIC ACCOUNTING FIRM, TO EXAMINE AND REPORT ON OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

PROPOSAL NO. 3: AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Our board of directors is seeking approval of an amendment to our Certificate of Incorporation, as amended, to give the board’s authorization to effect a reverse stock split of our common stock issued and outstanding (the “Amended Certificate”), without further approval of our stockholders, upon a determination by our board of directors that such a reverse stock split is in the best interests of our Company and our stockholders, at any time before our next annual meeting of stockholders. The full text of the proposed Amended Certificate is attached to this Proxy Statement as Annex A.

The Amended Certificate as approved by our board of directors does not specify an exact ratio for the reverse stock split, but rather stipulates a range of between one-for-three and one-for-ten (the “Reverse Split”). As such, in asking the stockholders to approve the Reverse Split, the board is also asking the stockholders to grant to them the authority to set the ratio for the Reverse Split. The board of directors, in its sole discretion, can elect to abandon the Reverse Split in its entirety or can determine an appropriate Reverse Split ratio between three and ten to one, depending on market conditions. In setting the ratio for the Reverse Split, the intention of our board of directors would be to increase the stock price sufficiently above the $1.00 minimum bid price requirement that is required for continued listing on the NASDAQ Capital Market in order to sustain long term compliance with the listing requirements of the NASDAQ Capital Market.

If the board of directors implements the Reverse Split, the exact ratio for the Reverse Split will be fixed by the board and a written notice of such determination will be distributed to the stockholders. We believe that this discretion is essential because it provides the board of directors with the maximum flexibility to react to changing market conditions and to therefore act in the best interests of our Company and our stockholders. Additionally, obtaining stockholder approval of the Reverse Split will enable us to avoid the additional time and expense of holding a special meeting of stockholders should our board of directors determine that it is in our best interest to implement the Reverse Split.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock. Except for minimal adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of common stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Split.

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease. As a result, the additional authorized shares of common stock will be available for issuance at such times and for such purposes as the board of directors may deem advisable without further action by our stockholders, except as required by applicable laws and regulations. In accordance with NASDAQ Stock Market Rules, we would be required to obtain prior stockholder approval if we intended to issue common stock, or securities convertible or exercisable for common stock, at a price less than the greater of book or market value of our common stock, in any transaction or series of transactions if the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of twenty percent (20%) of the voting power outstanding before the issuance of such stock, as further defined by Nasdaq Rule 5635(d). In addition, we do not have any present plan or intention to issue the additional shares of authorized but unissued common stock that would become available as a result of the proposed Reverse Split.

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Reasons for the Reverse Split

The board of director’s primary objective in proposing the Reverse Split is to raise the per share trading price of our common stock. The board of directors believes that by increasing the market price per share of our common stock, the Company may meet and maintain compliance with the continued listing requirements of the NASDAQ Capital Market. The board of directors believes that the liquidity and marketability of our common stock will be adversely affected if it is not quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock. The board of directors believes that current and prospective investors will view an investment in our common stock more favorably if our common stock remains quoted on the NASDAQ Capital Market.

The board of directors also believes that the Reverse Split and any resulting increase in the per share price of our common stock should also enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split. In addition we cannot assure you that even if the Reverse Split is approved and effected that we will be able to comply with other requirements for continued listing on NASDAQ in order to maintain our listing on the NASDAQ Capital Market.

Minimum Closing Bid Requirements for Continued Listing on the NASDAQ Capital Market

The Company’s common stock is currently quoted on the NASDAQ Capital Market under the symbol “ENCO.” On September 15, 2009, we received a deficiency notice from the NASDAQ Stock Market notifying us that we had not met the $1.00 minimum closing bid price requirement for thirty consecutive trading days as required under NASDAQ listing rules. According to the NASDAQ notice, we were automatically afforded an initial “compliance period” of 180 calendar days, or until March 15, 2010, to regain compliance with this requirement.

The board of directors has considered the potential harm to the Company of a delisting from the NASDAQ Capital Market and believes it is in the best interests of the Company and our stockholders for the Company to regain compliance with the minimum bid price listing standard.

Potential Disadvantages of a Reverse Stock Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by a factor of between three and ten. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by a multiple equal to the number of pre-split shares in the Reverse Split ratio to be determined by the board of directors, or result in any permanent increase in the market price of our stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success. Should the market price of our common stock decline after the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases, the per share stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the Reverse Split will be maintained for any meaningful period of time, that the ratio of post- and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of the Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although the board of directors believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

If approved by stockholders at the Annual Meeting and our board of directors decided that it is in the best interests of the Company and our stockholders to effect a reverse stock split, the Amended Certificate will be filed and the establishment of an appropriate ratio for the Reverse Split will be established based on several factors existing at the time. Our board of directors will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Split on the market price of our common stock, and on our compliance with applicable listing requirements, and the marketability and liquidity of our common stock. The actual timing of the filing of the Amended Certificate with the Secretary of State of the State of Delaware to effect the Reverse Split will be determined by the Board. Also, if for any reason the board of directors deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Amended Certificate, without further action by our stockholders. The Reverse Split will be effective as of the date and time set forth in the Amended Certificate (the “Effective Time”).

Upon the filing of the Amended Certificate, without further action on the part of the Company or the stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock calculated in accordance with the terms of the Amended Certificate, such reduced number of shares being referred to herein as the “New Common Stock,” based on a reverse split ratio of between one-for-three and one-for-ten. For example, if you presently hold 1,000 shares of common stock, you would hold 200 shares of common stock following a one-for-five reverse split.

Effect on Outstanding Shares, Options, and Certain Other Securities

If the Reverse Split is implemented, the number of shares of our common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from the issuance of one whole share in exchange for any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms as of the Effective Time.

Effect on Par Value

The amendment to our Certificate of Incorporation, if the proposed reverse stock split is implemented, will not change the per share par value of our common stock.

Effect on Registration and Stock Trading

Our common stock is currently registered under Section 12(b) of the 1934 Act and we are subject to the periodic reporting and other requirements of the 1934 Act. The proposed reverse stock split will not affect the registration of our common stock under the 1934 Act.

If the proposed reverse stock split is implemented, our common stock will continue to be reported on the NASDAQ Capital Market under the symbol “ENCO” (although the letter “d” will be added to the end of the trading symbol for a period of 20 trading days from the effective date of the reverse stock split to indicate that the reverse stock split has occurred).

Mechanics of Reverse Stock Split

If this Proposal No. 3 is approved by the stockholders at the Annual Meeting and our board of directors decides that it is in the best interests of the Company and our stockholders to effectuate a reverse stock split (i.e., we have not otherwise regained compliance with NASDAQ’s minimum bid requirement), stockholders will be notified that the reverse stock split has been effected. The mechanics of the reverse stock split will differ depending upon whether shares held in brokerage accounts or “street name” or whether they are registered directly in a stockholder’s name and held in certificate form.

•

Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further action to effect the exchange of their shares. If a stockholder’s shares are held in street name, the number of shares the stockholder holds will automatically be adjusted to reflect the reverse stock split on the effective date rounded up to the nearest whole share if the number of shares are not evenly divisible by the ratio of the Reverse Split.

•

If a stockholder’s shares are registered directly in the stockholder’s name and are certificated, as of the Effective Time of the Reverse Split, if effected, each certificate representing shares of our common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Split, and will be automatically rounded up to the next whole share if not evenly divisible by the ratio of the Reverse Split. The number of exact shares each stockholder owns will also be maintained by American Stock Transfer and Trust Company (the “Transfer Agent”). THEREFORE, STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION AND SHOULD NOT SUBMIT INSTRUCTIONS TO THE TRANSFER AGENT REQUESTING TO EXCHANGE THEIR CERTIFICATES OF PRE-SPLIT SHARES FOR CERTIFICATES REPRESENTING POST-SPLIT SHARES. Each current outstanding stock certificate as of the Effective Time, shall be deemed valid and outstanding for the reduced number of shares of our common stock resulting from the Reverse Split, and will be automatically rounded up to the next whole share if not evenly divisible by the ratio of the Reverse Split.

Payment for Fractional Shares

No fractional shares of common stock would be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Split, will automatically be entitled to receive an additional faction of a share of common stock to round up to the next whole share.

For example, if the board of directors selects a Reverse Split of one-for-five, then a stockholder who holds 52 shares on a pre-split basis would be issued eleven (11) whole shares on a post-split basis.

Accounting Consequences

The Reverse Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the Effective Time, the components that make up the common stock capital account will change by offsetting amounts. Specifically, on our balance sheet, the common stock value would be adjusted downward in respect of the shares of the New Common Stock to be issued in the Reverse Split, such that the common stock value would become an amount equal to the aggregate par value of the shares of New Common Stock being issued in the Reverse Split. The additional paid-in capital amount recorded on our balance sheet would be increased by an amount equal to the amount by which the common stock was decreased. Additionally, net loss per share would increase proportionately as a result of the Reverse Split since there would be fewer shares outstanding.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed Amended Certificate to effect the reverse stock split, and the Company does not intend to independently provide stockholders with any such right.

Potential Anti-Takeover Effect

Although not designed or intended for such purposes, the effect of the proposed decrease in the number of our authorized shares of common stock at a different ratio to the reverse stock split, could enable our board of directors to render more difficult or discourage an attempt to obtain control of Encorium, since the additional shares could be issued to purchasers who support our board of directors and are opposed to a takeover. We are not currently aware of any pending or proposed transaction involving a change in control. While this Proposal No. 3 may be deemed to have potential anti-takeover effects, this proposal is not prompted by any specific effort or perceived threat of takeover.

Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences of the Reverse Split that we anticipate would affect our stockholders. This summary is based on the United States federal income tax laws as currently in effect and interpreted, and does not take into account possible changes in such laws or interpretations. This summary is provided for your general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local or foreign tax laws.

ACCORDINGLY, YOU MUST CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE SPLIT TO YOU, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

We believe that our stockholders who exchange their pre-Reverse Split shares of common stock solely for post-Reverse Split shares of common stock should generally recognize no gain or loss for federal income tax purposes. A stockholder’s aggregate tax basis in the post-Reverse Split shares of common stock to be received should be the same as the aggregate tax basis in the pre-Reverse Split shares of common stock to be exchanged. The holding period of the post-Reverse Split shares of common stock received should include the period during which the surrendered common stock was held, provided all such common stock was held as a capital asset at the Effective Time.

The Company will not recognize any gain or loss for accounting or tax purposes as a result of the Reverse Split.

Our beliefs regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service, federal, state or local courts, and there can be no assurance that the Internal Revenue Service or the courts will concur with the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on where he or she resides.

Vote Required

Provided a quorum is present, the affirmative vote of a majority of the voting power of the outstanding shares of common stock is required to approve the amendment to our Certificate of Incorporation that would allow our board of directors to effect the Reverse Split and grant the board of directors the authority, in its sole discretion, to establish the ratio for the Reverse Split at up to one-for-ten (but not less than one-for-three), or to abandon the amendment and the Reverse Split contemplated thereby.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS.

PROPOSAL NO. 4:

APPROVE THE ISSUANCE OF 874,126 SHARES OF OUR COMMON STOCK, AS MAY BE ADJUSTED PURSUANT CERTAIN ANTI-DILUTION PROVISIONS, UPON EXERCISE OF EXCHANGE WARRANTS ISSUED TO TWO PRIVATE INVESTORS

Background

On October 16, 2009, the Company entered into Warrant Exchange Agreements with the two private investors (the “Purchasers”) pursuant to which the Company issued to the Investors an aggregate of 1,864,000 shares of Common Stock (collectively, the “Exchange Shares”) and warrants to purchase an aggregate of 874,126 shares of Common Stock, exercisable for a period of five years, at an exercise price of $.40 per share, subject to adjustment as described in this proposal (collectively, the “Exchange Warrants”). The Exchange Shares and the Exchange Warrants were issued in exchange for warrants dated as of May 9, 2007 held by the Investors to purchase an aggregate of 874,126 shares of common stock of the Company (the “Original Warrants”).

Reasons for Obtaining Shareholder Approval

The number of shares subject to the Exchange Warrants and the price per share of the Exchange Warrants are subject to anti-dilution adjustments. Specifically, other than in certain permitted transactions described below, if we issue any shares of common stock (or securities convertible or exercisable into common stock) for less than the Exercise Price of the Exchange Warrants, the Exercise Price will be reduced to an amount equal to the new issuance price and the number of shares of common stock into which the Exchange Warrant is exercisable will be adjusted to the number of shares of common stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of common stock acquirable upon exercise of the Exchange Warrants immediately prior to such adjustment and dividing the product thereof by the new Exercise Price resulting from such adjustment.

Permitted transactions include issuances:

•

in connection with any means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

•	upon exercise of the Exchange Warrants;

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in connection with any strategic acquisition or strategic transaction by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital; and

•	in connection with a bona fide lending transaction with a bank or other financial institution the primary purpose of which is the incurrence of indebtedness and not to raise equity capital.

The purpose of this proposal is to allow the full exercise of the Exchange Warrants in accordance with Rule 5635 of the NASDAQ Stock Market Rules and the terms of the Exchange Warrant. Rule 5635 requires us to obtain stockholder approval because the common stock issuable upon exercise of the Exchange Warrants, together with the previous issuance Exchange Shares, could in the event the anti-dilution provisions of Exchange Warrant are triggered, cause the issuance of common stock to exceed 20% of the number of shares of common stock outstanding prior to the date of the Exchange Agreement and the exercise price of the Exchange Warrant is less than the greater of the book value or the market value of our common stock. Accordingly, we are seeking stockholder approval of the issuance of the 874,126 shares of common stock, as well as any additional shares underlying the Exchange Warrants that may be issuable as a result of the anti-dilution provisions set forth in such instruments, upon exercise of the Exchange Warrant.

In the event that we fail to obtain stockholder approval, upon attempted exercise of an Exchange Warrant the Company will be obligated to pay to the exercising Purchaser an amount equal to the Weighted Average Price per share less the Exercise Price per share as of the date of the attempted exercise.

Description of the Exchange Warrants

The following is a brief description of the terms of the Exchange Warrants. This summary does not purport to be complete in all respects. The below description is subject to and qualified in its entirety by reference to the Exchange Warrants, a copy of which is attached hereto as Annex B.

Shares of Common Stock Subject to the Warrant. The Exchange Warrants are exercisable for 874,126 shares of our common stock at an initial exercise price of $.40 per share. The exercise price and number of shares subject to the Exchange Warrant are subject to the adjustments described above under the heading “—Reasons for Obtaining Shareholder Approval.”

Exercise of the Warrant and Exercise Price. Under their terms, the Exchange Warrants may not be exercised until we receive stockholder approval for the issuance of the common stock underlying the Exchange Warrants. Following stockholder approval, the Exchange Warrants, which have a 5-year term, may be exercised at any time by surrender of the Exchange Warrant and the payment of the exercise price for the shares of common stock for which the Exchange Warrant is being exercised.

Subject to shareholder approval, we intend to list the shares of common stock issuable upon exercise of the Exchange Warrants with the NASDAQ Capital Market.

Rights as a Shareholder. The holder of the Exchange Warrants will not have rights or privileges as a holder of our common stock, including any voting rights, until (and then only to the extent) the Exchange Warrants have been exercised.

Transferability. Subject to compliance with applicable state ad federal securities laws the Exchange Warrants, and all rights under the Exchange Warrant are transferable.

Use of Proceeds

Since it is uncertain when or if the Purchasers will exercise the Exchange Warrants, we are unable to determine what our use of proceeds from such exercise will or would be.

Vote Required

Provided a quorum is present, the affirmative vote of a majority of our outstanding common stock present in person or by proxy and entitled to vote thereon is required to approve the issuance of 874,126 shares of our common stock, as well as any additional shares underlying the Exchange Warrants that may be issuable as a result of the anti-dilution provisions set forth in such instruments, upon exercise of the Exchange Warrants. Votes may be cast “FOR” or “AGAINST” the proposal or you may “ABSTAIN.” Abstentions will have the effect of an “AGAINST” vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE ISSUANCE OF 874,126 SHARES OF OUR COMMON STOCK, AS WELL AS ANY ADDITIONAL SHARES UNDERLYING THE EXCHANGE WARRANTS THAT MAY BE ISSUABLE AS A RESULT OF THE ANTI-DILUTION PROVISIONS SET FORTH IN SUCH INSTRUMENTS, UPON EXERCISE OF THE EXCHANGE WARRANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth, as of November 30, 2009, certain information with regard to beneficial ownership of outstanding shares of the Company’s common stock by (i) each director and Named Executive Officer individually, (ii) all executive officers and directors of the Company as a group, and (iii) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company’s common stock:

Name of Beneficial Owner (1)(2)	Amount and Nature of Beneficial Ownership (3)		Percentage of Outstanding Shares
Dr. Kai Lindevall	1,802,262	(4)	6.85%
Philip L. Calamia	50,000		*
Shahab Fatheazam	6,666		*
Sari Laitinen	—		—
David Morra	8,333		*
Petri Mikael Manninen	396,441	(5)	1.5%
All executive officers and directors as a group (six persons)	2,263,702		8.57%

Ilari Koskelo c/o Navdata Oy Eskolante 100720 Helsinki, Finland	5,167,677		19.63%

Wells Fargo & Company 420 Montgomery Street San Francisco, CA 941054	4,107,928	(6)	15.61%

*	Less than 1% of the outstanding Common Stock.
(1)	Unless otherwise noted, we believe that all persons have sole voting and investment power with respect to all shares beneficially owned by them.
(2)	Unless otherwise noted, the address of such persons is: c/o Encorium Group, Inc., 400 Berwyn Park, 899 Cassatt Road, Suite 115, Berwyn PA19312.
(3)	The amounts shown include shares which may be acquired currently or within 60 days of , 2009 through the exercise of stock options, as follows: Dr. Lindevall—0; Mr. Calamia—50,000; Mr. Fatheazam—6,666; Ms. Laitinen —0; Mr. Manninen—13,334 shares; Mr. Morra—8,333; and all current executive officers and directors as a group—78,333 shares.
(4)	Includes 187,886 shares owned indirectly that are held by Dr. Lindevall’s spouse, as to which Dr. Lindevall disclaims beneficial ownership.
(5)	Includes 313,992 shares held indirectly by NTGLT Pharma BVBA of which Mr. Manninen is the managing director.
(6)	As per the Schedule 13G/A filed by Wells Fargo & Company on April 30, 2009.

EXECUTIVE COMPENSATION

Executive Officers

Executive officers serve at the discretion of the board of directors and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The executive officers of the Company as of November       , 2009 are as follows:

Name	Age	Position(s) Held With Company
Kai Lindevall, M.D., Ph.D.	58	President, European and Asian Operations, Chairman of the Board
Philip L. Calamia	46	Interim Chief Financial Officer

•

Kai Lindevall, M.D., Ph.D. has been President of European and Asian Operations since September 9, 2008. From February 21, 2008 to September 9, 2008 Dr. Lindevall served as Chief Operating Officer and prior to that served as President, European and Asian operations of the Company from the Company’s acquisition of Encorium Oy (formerly Remedium Oy) on November 1, 2006. Dr. Lindevall is the co-founder of Encorium Oy and, since 2002, Dr. Lindevall has served as President and Chief Executive Officer of Encorium Oy. He has also been Medical Director of Encorium Oy since its inception. Since October 2004, Dr. Lindevall has also served as Chairman of the board of directors of Encorium Oy. Dr. Lindevall previously served as Managing Director of Encorium Oy from its inception to 2002. Dr. Lindevall is also Co-Founder of Ipsat Therapies Oy/Ltd., a Finnish biotechnology company developing its proprietary IPSATTM (“Intestinal Protection System in Antibiotic Treatment”) family of products for the prevention of hospital infections and antibiotic resistance. From October 2002 until February 2005, Dr. Lindevall served as Chairman of the board of directors of Ipsat Therapies and from March 2005 until March 2006 served as member of its board of directors. Dr. Lindevall has a Ph.D. in Pharmacology and an M.D. from the University of Tampere in Finland.

•

Philip L. Calamia is a partner of the consultancy firm Candor Partners (formerly known as PVG Corporation) and has served as Interim Chief Financial Officer of the Company since May, 2008. Mr. Calamia has been a consultant since September 2005. Prior to joining Candor, from May 2003 to September 2005, Mr. Calamia served as Chief Financial Officer of Management Recruiters, International, Inc., a global leader in the staffing solutions business, and a subsidiary of CDI Corp., a NYSE company. From September 2002 to May 2003, Mr. Calamia was the Chief Financial Officer for Maxwell Systems, the leading provider in back office software for the construction and trade industry. Previously, Mr. Calamia also served in a number of financial management roles for US Interactive, a publicly traded professional services firm specializing in software and Internet based solutions. Mr. Calamia holds a Bachelor of Arts in Economics from East Stroudsburg University and is a Certified Public Accountant licensed in Pennsylvania (inactive status).

Summary Compensation Table

Name and Principal Position	Year	Salary			Bonus			Option Awards			All Other Compensation			Total
Dr. David Ginsberg* Chief Executive Officer	2008 2007	$ $	151,743 18,000	(1) (1)		— —		$ $	28,693 1,210	(5)		— —		$ $	180,436 19,121

Dr. Kai Lindevall, Executive Chairman and President of Europe and Asia	2008 2007	$ $	349,953 322,714	(2) (3)	$	— 58,432	(2)		— —		$ $	49,722 45,203	(3)(4) (3)(4)	$ $	399,675 426,349	(2)

Philip L. Calamia Interim Chief Financial Officer	2008 2007		$311,750 —			— —			$201 —			— —			$311,951 —

Dr. Kenneth M. Borow** Former President and Chief Medical and Strategic Development Officer	2008 2007	$ $	304,217 373,628			— —		$ $	76,376 139,494	(5) (6)	$ $	6,336 6,365	(4)(7)(8) (4)(7)(8)	$	— 519,487

Lawrence R. Hoffman*** Former Executive Vice President, Secretary, General Counsel and Chief Financial Officer	2008 2007	$ $	94,059 250,712			— —		$ $	21,859 55,797	(5) (6)	$ $	1,881.89 3,410	(7)(8) (7)(8)	$	— 309,919

*	Dr. Ginsberg’s employment with the Company terminated effective July 16, 2009.
*	Dr. Borow’s employment with the Company terminated effective September 9, 2008.
**	Mr. Hoffman’s employment with the Company terminated effective May 2, 2008.
(1)	Dr. Ginsberg served as a consultant to the Company during From November 12, 2007 until June 30, 2008. Dr. Ginsberg became the President and Chief Executive of the Company on September 9, 2009. $53,300 of the amount paid in 2008 was for services as a consultant and all amounts paid in 2007 were for services as a consultant.
(2)	Payable in Euros. The payments have been translated into U.S. dollars at the average exchange rate for 2008 of 1.00 EUR ~ 1.47 USD and for 2007 of 1.00 EUR ~ 1.375 USD.
(3)	Includes $32,828 and $29,099, which represents automobile lease payments for 2008 and 2007, respectively, reimbursed to Dr. Lindevall by the Company. The lease payments were payable in Euros and have been translated into U.S. dollars at the average exchange rate for 2008 of 1.00 EUR ~ 1.47 USD and for 2007 of 1.00 EUR ~ 1.375 USD.
(4)	Does not include perquisites and other personal benefits which involved an aggregate incremental cost to the Company during 2008 and 2007, as applicable, of less than $10,000.
(5)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123R, of stock option awards pursuant to our equity incentive plans and thus include amounts from awards granted prior to 2008. See Note 8 of Notes to Consolidated Financial Statements included in our annual report on Form 10-K for additional information, including valuation assumptions used in calculating the fair value of the award.
(6)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123R, of stock option awards pursuant to our equity incentive plans and thus include amounts from awards granted prior to 2007. See Note 8 of Notes to Consolidated Financial Statements included in our annual report on Form 10-K for additional information, including valuation assumptions used in calculating the fair value of the award.
(7)	Includes Company matching contributions of $4,166.23 and $4,195 for Dr. Borow and $1,881.19 and $3,410 for Mr. Hoffman for 2008 and 2007, respectively, under the Company’s employee’s savings 401(K) plan.
(8)	Includes $2,170, which represents the premium paid in each of 2007 and 2006 on a term life insurance policy provided by the Company.

Employment Agreements

Employment Agreement with Dr. Lindevall

In connection with the acquisition of Encorium Oy (formerly Remedium Oy) on November 1, 2006, Dr. Kai Lindevall entered into an employment agreement with the Company (the “Lindevall Employment Agreement”). The Lindevall Employment Agreement terminated on November 1, 2009. The Company is currently negotiating a new employment agreement with Dr. Lindevall. Pending the determination of the final terms of a new agreement, Dr. Lindevall is continuing to receive salary at the same level received prior to November 1, 2009.

Under the terms of the Lindevall Employment Agreement, Dr. Lindevall was to serve as Encorium’s and Encorium Oy’s President, European and Asian Operations, for a term of three years. Pursuant to the Lindevall Employment Agreement, Dr. Lindevall was to receive an initial base salary at an annual rate of $275,000; provided, however, that the annual rate of base salary for each 12-month period beginning on or after the first anniversary of the Lindevall Employment Agreement was to increase, from the annual rate of base salary in effect for the immediately preceding twelve month period, by an amount equal to the annual percentage increase in the CPI (as defined in the Lindevall Employment Agreement) for the immediately preceding calendar year. In addition, Dr. Lindevall was (i) eligible to receive an annual bonus, not to exceed $200,000 per annum, upon the achievement of corporate financial goals related to the European and Asian operating results of the Company, as specified in the Lindevall Employment Agreement, before interest and taxes, (ii) entitled to participate in any benefit plans or arrangements sponsored or maintained by the Company, subject to the terms and conditions of such plans, arrangements and mandatory Finnish law, and (iii) entitled to equity-based compensation as determined in the sole discretion of Encorium’s board of directors.

Pursuant to the Lindevall Employment Agreement, in the event of the termination of Dr. Lindevall’s employment by the Company without Cause (as defined in the Lindevall Employment Agreement) or by Dr. Lindevall for Good Reason (as defined in the Lindevall Employment Agreement) Dr. Lindevall would be entitled to (i) the payment of all accrued but unpaid base salary and benefits through the date of such termination, (ii) the payment of any accrued but unpaid bonus payable under the agreement with respect to a fiscal year of the Company ending prior to such termination, (iii) a continuation of group health coverage during the term of the agreement for Dr. Lindevall (and, to the extent covered immediately prior to the date his termination, his dependents); (iv) monthly severance payments equal to one-twelfth of his base salary as of the date of such termination continuing until the end of the term, and (v) vesting of all of Dr. Lindevall’s stock options, to the extent not already vested.

If Dr. Lindevall’s employment with Encorium was terminated during the term for Cause (as defined in the Employment Agreement) or as a result of his death or disability, then Encorium’s obligation to Dr. Lindevall would be limited solely to the payment of (i) all accrued but unpaid base salary and benefits through the date of such termination, and (ii) the payment of any accrued but unpaid bonus payable under the agreement with respect to a fiscal year of Encorium ending prior to such termination.

The Lindevall Employment Agreement contains certain restrictive covenants that prohibit Dr. Lindevall from disclosing information that is confidential to the Company and will generally prohibit him, during the term of the agreement and for one year thereafter, from:

•	engaging or participating in any Competing Business (as defined in the Lindevall Employment Agreement);

•

becoming interested in (as owner, stockholder, lender, partner, co-venturer, director, officer, employee, agent or consultant) any person, firm, corporation, association or other entity engaged in any Competing Business;

•

soliciting or calling on any customer with whom Encorium shall have dealt or any prospective customer that Encorium shall have identified and solicited at any time during Dr. Lindevall’s employment by Encorium;

•	influencing or attempting to influence any supplier, customer or potential customer of Encorium to terminate or modify any written or oral agreement or course of dealing with the Encorium; and

•	soliciting or hiring the employees, consultants, agents or distributors of Encorium.

Employment Agreement with Dr. Ginsberg

On December 3, 2008 Encorium Group, Inc. entered into an employment agreement with Dr. David Ginsberg (the “Ginsberg Employment Agreement”). Under the terms of the Ginsberg Employment Agreement, Dr. Ginsberg was to serve as Encorium’s Chief Executive Officer for a term of three years. Pursuant to the Ginsberg Employment Agreement, Dr. Ginsberg was to receive an initial base salary at an annual rate of $316,000. In addition, Dr. Ginsberg was (i) entitled to participate in any benefit plans or arrangements sponsored or maintained by Encorium, subject to the terms and conditions of such plans, and (ii) entitled to bonus and equity-based compensation, as determined in the sole discretion of Encorium’s board of directors. In connection with the closing of the sale of the Company’s U.S. line of business to Pierrel Research USA Inc. on July 16, 2009, the board of directors of the Company requested that Dr. Ginsberg resign as Chief Executive Officer of the Company and join Pierrel as its Chief Executive Officer. On July 16, 2009 the Company entered into a Separation and Mutual Release Agreement with Dr. Ginsberg pursuant to which, in connection with Dr. Ginsberg’s resignation, and in settlement of any amounts that may otherwise be due pursuant to the Ginsberg Employment Agreement and the Ginsberg Severance Agreement (defined below), the Company agreed to pay Dr. Ginsberg $250,000, payable in installments.

Agreement with Candor Partners (formerly Penn Valley Management Group, LLC)

In connection with the appointment of Philip L. Calamia as the Company’s Interim Chief Financial Officer, the Company has entered into a Services Agreement with Candor Partners (formerly known as the Penn Valley Management Group, LLC) dated May 8, 2008 of which Mr. Calamia is a principal. Pursuant to the services agreement, the Company will pay compensation of $2,500 per day for Mr. Calamia’s services. Either party may terminate the Agreement by providing the other with at least 30 days’ written notice.

Severance Agreements

Severance Agreement with Dr. Lindevall

In connection with the acquisition of Encorium Oy (formerly Remedium Oy) on November 1, 2006, the Company entered into an Executive Severance Agreement with Dr. Kai Lindevall on November 1, 2006 (the “Executive Severance Agreement”). The Executive Severance Agreement terminated on November 1, 2009.

The Executive Severance Agreement provided, generally, that in the event the Dr. Lindevall’s employment with the Company was terminated without just cause or with good reason in connection with a Change of Control, Mr. Lindevall would be entitled to: (i) a lump sum cash payment equal three times his annual base salary; (ii) continuation of all benefits pursuant to any and all welfare benefit plans for three years (or, shorter, if substantially similar benefits are provided by the executive’s new employer); (iii) outplacement services for a period of up to 12 months; (iv) the immediate vesting and exercisability of all stock options or other equity incentives; and (v) any other accrued rights.

For purposes of the Executive Severance Agreement, a “Change in Control” is generally deemed to have occurred in any of the following circumstances: (i) subject to certain exceptions, a person is or becomes the beneficial owner of securities representing 35% or more of the combined voting power of the Company’s then outstanding voting securities; (ii) when as a result of a stockholder vote for which proxies are solicited by any person other than the Company, or by written consent of the stockholders without a meeting, the incumbent directors cease to constitute at least a majority of the authorized number of members of the board; (iii) the Company stockholders approve a merger, reorganization or consolidation involving the Company if the voting securities of the Company immediately before such merger, reorganization or consolidation do not continue to represent at least 65% of the combined voting power of the voting securities of the surviving or resulting entity; (iv) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company; or (v) the board adopts a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

Severance Agreement with Dr. Ginsberg

On December 3, 2008, the Company entered into a severance agreement with Dr. Ginsberg (the “Ginsberg Severance Agreement”) that was to be applicable in the event his employment with Encorium was terminated in connection with a change of control as set forth in the Ginsberg Severance Agreement. The Severance Agreement provided, generally, that in the event Dr. Ginsberg’s employment with Encorium was terminated in connection with a change of control (as defined in the Severance Agreement), Dr. Ginsberg would be entitled to (i) an amount equal to between 18 months and 24 months base salary, depending on the date of such termination as set forth in the severance agreement, (ii) the continuation of all benefits pursuant to any and all welfare plans under which he or his family is eligible to receive benefits or coverage during the period which severance payments are made pursuant to section (i), above, (iii) reasonable Encorium paid outplacement assistance for a period of up to twelve months or for a longer period as Encorium may agree, and (iv) the immediate vesting and exercisability of all stock options or other equity incentives grated to Dr. Ginsberg that were not otherwise vested or exercisable. In connection with the closing of the sale of the Company’s U.S. line of business to Pierrel Research USA Inc. on July 16, 2009, the board of directors of the Company requested that Dr. Ginsberg resign as Chief Executive Officer of the Company and join Pierrel as its Chief Executive Officer. On July 16, 2009 the Company entered into a Separation and Mutual Release Agreement with Dr. Ginsberg pursuant to which, in connection with Dr. Ginsberg’s resignation, and in settlement of any amounts that may otherwise be due pursuant to the Ginsberg Employment Agreement and the Ginsberg Severance Agreement, the Company agreed to pay Dr. Ginsberg $250,000, payable in installments.

Equity Incentive Plans

Our 2002 Equity Incentive Plan, which we refer to as the 2002 Plan, provides for accelerated vesting of options and restricted stock awarded to employees, including the NEOs, if there is a change of control in which the plan is not continued by a successor corporation or substantially equivalent options or restricted shares, as the case may be, in a successor corporation are not provided to participants. In addition, the 2002 Plan provides for accelerated vesting with respect to options or restricted shares held by a participant who is an employee of the Company or who is providing service to the Company in the event there is a change of control if the participant is not offered substantially equivalent employment or service with the successor corporation or the participant’s employment or service with the successor corporation is terminated during the six month period following the change of control. Under our Amended and Restated 1996 Stock Incentive Plan (which we refer to as the 1996 Plan) and our 2006 Stock Incentive Plan (which we refer to as the 2006 Plan), the board of directors, in its sole discretion, may cause all previously unvested options and/or restricted stock awards to become vested and/or exercisable or unrestricted, as the case may be, upon a change of control.

For purposes of our equity incentive plans, a Change in Control is generally deemed to have occurred in any of the following circumstances: (i) subject to certain exceptions, a person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; (ii) the Company stockholders approve a merger, reorganization or consolidation involving the Company if the stockholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than 50% of the combined voting power of the surviving or resulting entity in substantially the same proportions as their ownership immediately before the transaction; (iii) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company; (iv) the Company’s stockholders approve an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or (v) the Company’s stockholders accept shares in a shares exchange if the stockholders do not or will not own directly or indirectly immediately following the share exchange more than 50% of the combined voting power of the surviving or resulting entity in substantially the same proportions as their ownership before immediately before the share exchange.

Generally under our equity incentive plans, when a participant’s service with the Company is terminated his or her stock options are terminated immediately, except that the options may be exercised for a period after termination (not to exceed the original option termination date) to the extent then exercisable in the following circumstances:

•	Disability—within one year after termination

•	Death—within one year after the date of death

•	Termination other than for cause-within 90 days from the date of termination

Option Repricing

On November 4, 2008, the Compensation Committee and the board of directors of the Company acted to reprice 250,000 stock options previously granted to Dr. Ginsberg to have an exercise price equal to the closing price of the Company’s common stock on November 4, 2008, which was $.36 per share. The 250,000 stock options were originally granted to Dr. Ginsberg on September 8, 2008 in connection with his appointment as President and Chief Executive Officer of the Company and had an exercise price of $1.70 per share, which price reflected the then current market price of the Company’s stock on the date of grant. The 250,000 options vested in full on July 16, 2009 in connection with the sale of the Company’s U.S. business to Pierrel Research USA. All of the options forfeited on October 14, 2009.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
David Ginsberg, D.O. Chief Executive Officer	5,000	(1)	10,000 250,000	(1) (1)	2.67 .36	11/12/2017 11/04/2018

Kai Lindevall, M.D. Ph.D. Executive Chairman and President, Europe and Asia	—		—		—	—

Kenneth M. Borow, M.D. President and Chief Medical and Strategic Development Officer	—	(2)	—	(2)	—	—

Lawrence R. Hoffman, Executive Vice President, General Counsel, Secretary and Chief Financial Officer	—	(3)	—	(3)	—	—

Philip L. Calamia Interim Chief Financial Officer	—		50,000	(4)	.25	12/05/2018

(1)	Dr. Ginsberg’s employment with the Company was terminated effective July 16, 2009. None of Dr. Ginsberg’s options remain outstanding as of the date of this Proxy Statement.

(2)	Dr. Borow’s employment with the Company was terminated effective September 9, 2008. No options remained outstanding at year-end.
(3)	Mr. Hoffman resigned form the Company on April 18, 2008 effective May 2, 2008. No options remained outstanding at year-end.
(4)	These options are held by Candor Partners (formerly known as PVG Corporation), of which Mr. Calamia is a principal. These options became fully vested on July 16, 2009 in connection with the sale of the Company’s U.S. business to Pierrel Research USA.

Related Party Transactions

Employment Agreement with Dr. Ginsberg

Dr. Ginsberg entered into an employment agreement with the Company on December 3, 2008. The terms of the Employment Agreement are summarized above under the heading “Employment Agreements.”

Severance Agreement with Dr. Ginsberg

The Company entered into an executive severance agreement with Dr. Ginsberg on December 3, 2008. The terms of the Executive Severance Agreement are summarized above under the heading “Severance Agreements.”

Repricing of Options

On November 4, 2008, the Compensation Committee and the board of directors of the Company repriced 250,000 stock options previously granted Dr. Ginsberg. See “Option Repricing” above.

Payments to Former Stockholders of Remedium

Pursuant to the term of an Amended and Restated Combination Agreement dated July 6, 2006 (the “Combination Agreement”) between the Company and the then stockholders of Encorium Oy (formerly Remedium Oy), a corporation organized under the laws of Finland (“Encorium Oy”), on November 1, 2006 the Company purchased all of the issued and outstanding shares of Encorium Oy. Pursuant to the terms of the Combination Agreement the persons named in the table below, formerly stockholders of Encorium Oy, have received, or are entitled to receive, the following payments of cash and Encorium shares from the Company in connection with the Company’s acquisition of Encorium Oy:

Name	Relationship(s) with the Company	Number of Encorium shares received upon consummation of the business combination (1)		Number of additional Encorium shares received as earn-out shares (3)		Number of Encorium shares received as hold-back shares on November 1, 2007 (4)		Cash received upon consummation of the business combination		Additional cash received on March 30, 2007	Number of Encorium shares subject to Encorium Oy options upon consummation of the business combination (5)
Dr. Kai Lindevall	Chief Executive Officer and former President, European and Asian Operations, director, 5% stockholder	1,044,116		281,630		281,630		$1,591,176.12		$1,431,586.26	48,099

Agneta Lindevall	Wife of Dr. Kai Lindevall	135,146		26,370		26,730		177,238.81		—	—

Jan Lilja	Stockholder	909,762		121,302		121,302		—		—	—

Petri Manninen	Director	232,814	(2)	40,589	(2)	40,589	(2)	202,629.85	(2)	—	48,099

Sven Erik-Nilsson	Stockholder	1,017,351		135,647		135,647		—		—	—

(1)	If valued at $2.83 per share, representing the price per share at which the former Encorium Oy stockholders received shares of Encorium common stock upon the closing of the Combination Agreement on November 1, 2006, the value of the shares received upon consummation of the business combination by each person is as follows: Kai Lindevall—$2,954,849; Agneta Lindevall—$382,464; Petri Manninen—$658,864 (see note 2, below); Jan Lilja—$2,574,627; and Sven Erik-Nilsson—$2,879,104. If valued at $3.58 per share, representing the closing price of Encorium common stock on November 1, 2006, the value of the shares received by each person is as follows: Kai Lindevall—$3,737,936; Agneta Lindevall—$483,823; Jan Lilja —$3,256,948; Petri Manninen—$833,475 (see note 2, below); and Sven Erik-Nilsson—$3,642,117.

(2)	Mr. Manninen is the managing director of NTGLT Pharma BVBA, a former stockholder of Encorium Oy. Amounts shown have been received or are entitled to be received by NTGLT Pharma BVBA and not by Mr. Manninen directly.
(3)	If valued at $2.83 per share, representing the price per share at which the former Encorium Oy stockholders received shares of Encorium common stock upon the closing of the Combination Agreement on November 1, 2006, the value of the earn-out shares received by each person is as follows: Kai Lindevall—$797,013; Agneta Lindevall—$74,628; Jan Lilja—$343,285; Petri Manninen—$114,867 (see note 2, above ); and Sven Erik-Nilsson—$383,881. If valued at $3.30 per share, representing the closing price of Encorium common stock on March 27, 2006, the date the earn-out shares were issued, the value of the earn-out shares received by each person is as follows: Kai Lindevall—$929,379; Agneta Lindevall—$88,209; Jan Lilja—$305,681; Petri Manninen—$133,984 (see note 2, above) and Sven Erik-Nilsson—$447,636.
(4)	If valued at $2.83 per share, representing the price per share at which the former Encorium Oy stockholders received shares of Encorium common stock upon the closing of the Combination Agreement on November 1, 2006, the value of the hold-back shares received by each person is as follows: Kai Lindevall—$797,013; Agneta Lindevall—$74,628; Petri Manninen—$114,867 (see note 2, above); Jan Lilja—$343,285; and Sven Erik-Nilsson—$383,881. If valued at $2.52 per share, representing the closing price of Encorium common stock on November 1, 2007, the date the hold—back shares were issued, the value of the earn-out shares received by each person is as follows: Kai Lindevall—$709,707; Agneta Lindevall—$67,360; Jan Lilja—$400,297; Petri Manninen—$133,984 (see note 2, above); and Sven Erik—Nilsson—$447,636. If valued at $3.30 per share, representing the closing price of Encorium common stock on March 27, 2007, the date the earn—out shares were issued, the value of the earn-out shares received by each person is as follows: Kai Lindevall—$929,379; Agneta Lindevall—$88,209; Jan Lilja—$305,681; Petri Manninen—$102,284 (see note 2, above); and Sven Erik-Nilsson—$341,830.
(5)	Prior to the Company’s acquisition of Encorium Oy on November 1, 2006, Dr. Lindevall and Mr. Manninen each held options to purchase 120 shares of Encorium Oy at an exercise price of EUR 750 per share. Pursuant to the terms of an option exchange agreement, upon the consummation of the Company’s acquisition of Encorium Oy on November 1, 2006, the options held by Dr. Lindevall and Mr. Manninen remained outstanding. However, upon exercise of his Encorium Oy options, each became entitled to receive, in lieu of the Encorium Oy shares otherwise issuable upon such exercise, approximately 400.82 Encorium shares for each Encorium Oy share otherwise issuable upon the exercise of the Encorium options (or approximately 48,099 shares of Encorium stock, assuming the exercise of his options for all 120 Encorium Oy shares). The EUR 750 exercise price per Encorium Oy share would represent an exercise price per Encorium share of $2.39, based on the exchange rate into the U.S. Dollar of the Euro designated by the Federal Reserve Bank of New York as of November 1, 2006. Mr. Manninen exercised all of the options held by him on July 25, 2007. The EUR 750 exercise price per Encorium Oy share represented an exercise price per Encorium share of $2.57, based on the exchange rate into the U.S. Dollar of the Euro designated by the Federal Reserve Bank of New York as of July 25, 2007.

IMPORTANT INFORMATION CONCERNING ENCORIUM GROUP, INC.

Financial Statements

Our financial statements for the year ended December 31, 2008 are included in the Annual Report to Stockholders which is being delivered to stockholders with this Proxy Statement and the Quarterly Reports on Forms 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009, and September 30, 2009 which are attached as Annex C, Annex D and Annex E, respectively, to this Proxy Statement

Managements Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations is included in the Annual Report to Stockholders which is being delivered to stockholders with this Proxy Statement and the Quarterly Reports on Forms 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009, and September 30, 2009 which are attached as Annex C, Annex D and Annex E, respectively, to this Proxy Statement

Quantitative and Qualitative Disclosures about Market Risk

Our quantitative and qualitative disclosures about market risk are included in the Annual Report to Stockholders which is being delivered to stockholders with this Proxy Statement and the Quarterly Reports on Forms 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009, and September 30, 2009 which are attached as Annex C, Annex D and Annex E, respectively, to this Proxy Statement

Stockholder Proposals

The annual meeting of Encorium’s stockholders, which is generally held in June each year, was delayed this year. Given this delay it is management’s current intention that the 2009 annual meeting of stockholders will be delayed until October, 2010 and that the definitive proxy soliciting material for the meeting will first be mailed on or about September 1, 2010. Accordingly, any stockholder proposal intended to be presented at Encorium’s 2009 Annual Meeting of Stockholders must be received by Encorium at its office in Berwyn, Pennsylvania on or before May 4, 2010 in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting. If a stockholder proposal to be considered at next year’s meeting, but not included in the proxy statement, is not received by us on or before July 19, 2010, the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. All proposals should be submitted in writing to Encorium Group, Inc. 400 Berwyn Park, 899 Cassatt Road, Suite 115, Berwyn, Pennsylvania 19312 Attention: Counsel.

Where You Can Find More Information

We are subject to the reporting requirements of the Exchange Act and we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy the reports, proxy statements and other information that we file at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C. 20549 at prescribed rates. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Our filings are also available free of charge at the SEC’s website at http://www.sec.gov .

You should rely only on the information contained in this Proxy Statement. No one has been authorized to provide you with information that is different from what is contained in this Proxy Statement. The date of this Proxy Statement is                        . You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date. The mailing of this Proxy Statement will not create any implication to the contrary.

OTHER BUSINESS

Our board of directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Special Meeting. As to any business that may properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

Kai Lindevall

Executive Chairman and President, Europe and Asia

Berwyn, Pennsylvania

Berwyn, 2009

IMPORTANT

Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible. If a quorum is not reached, we will have the added expense of re-issuing these proxy materials. If you attend the Annual Meeting and so desire, you may withdraw your proxy and vote in person.

Thank you for acting promptly.

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ENCORIUM GROUP, INC.,

A DELAWARE CORPORATION

ENCORIUM GROUP, INC., a Delaware corporation organized and existing under and by virtue of the Delaware General Corporation Law (hereinafter referred to as the “Corporation”), hereby certifies as follows:

1. That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing said amendment to be submitted to the stockholders of the Corporation at the 2009 Annual Meeting. The resolutions set forth the proposed amendment as follows:

RESOLVED, that ARTICLE 4 of the Certificate of Incorporation of the Corporation be amended by adding the following paragraph at the end thereof:

“Reverse Stock Split.

Effective as of the close of business on the filing date of this Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), every [insert number ranging from three to ten] outstanding shares of Common Stock, par value $0.001, of the Corporation issued and outstanding or held in the treasury of the Corporation as of the close of business on             , 200   will automatically be combined, reclassified and changed into one (1) fully paid and non-assessable share of Common Stock, par value $0.001, without any further action by the holders of such shares; provided, however, that no fractional shares shall be issued. Stockholders who would otherwise be entitled to a fractional share will receive one whole share of common stock in lieu of such fraction. No other exchange, reclassification or cancellation of issued shares shall be affected by this Amendment.”

2. That thereafter, pursuant to resolution of the Board of Directors, an Annual Meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the amendment.

3. That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by Kai Lindevall, Executive Chairman and President, Europe and Asia, and attested to by Philip L. Calamia, its Chief Financial Officer, this             day of             , 200  .

ENCORIUM GROUP, INC, a Delaware corporation By: Kai Lindevall, Executive Chairman and President, Europe and Asia

ATTEST:

Philip L. Calamia, Chief Financial Officer

ANNEX B

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO ISSUER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ENCORIUM GROUP, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:

Number of Shares of Common Stock:

Date of Issuance: October       , 2009 (“Issuance Date”)

ENCORIUM GROUP, INC., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,                                         , the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or the date hereof (the “Exercisability Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below),                      fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is the warrant to purchase Common Stock issued in exchange for the Original Warrant, dated as of May 9, 2007, pursuant those certain Warrant Exchange Agreements (the “Warrant Exchange Agreement”), by and among the Company and the Holders named therein (collectively, the “Exchange Warrants”). The Original Warrant was issued pursuant to that certain Securities Purchase Agreement, dated as of May 8, 2007 among the Company and the investors referred to therein (the “Securities Purchase Agreement”).

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Exercisabilty Date, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or by wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder, but shall deliver the original Warrant to the Company promptly following such exercise. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first (1st) Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the

Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.40, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. If the Company shall fail for any reason or for no reason to issue to the Holder within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) – (A x C)

                                      B

For purposes of the foregoing formula:

A=	the total number of shares with respect to which this Warrant is then being exercised.

B=	the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C=	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

(f) Limitations on Exercises.

(1) Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Warrants.

(2) Principal Market Regulation. The Company will not issue any shares of Common Stock upon exercise of this Warrant and no Holder shall be entitled to receive any shares of Common Stock if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon exercise of the Exchange Warrants or otherwise without breaching the Company’s obligations under any applicable rules or regulations of any applicable Eligible Market (the “Exchange Cap”) (the Company and the Holder acknowledge that, as of the Issuance Date, as a result of the Exchange Cap, no shares of Common Stock may be issued pursuant to the Warrant), except that such limitation shall not apply in the event that the Company

(A) obtains the approval of its stockholders as required by the applicable rules of the Eligible Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or written opinion is obtained, no Holder shall be issued in the aggregate, upon exercise of any Exchange Warrants, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the total number of shares of Common Stock underlying the Exchange Warrants issued to such Holder pursuant to the Warrant Exchange Agreements on the Issuance Date and the denominator of which is the aggregate number of shares of Common Stock underlying the Exchange Warrants issued to the Holders pursuant to the Warrant Exchange Agreements on the Issuance Date (with respect to each Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Exchange Warrants, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Exchange Warrants shall exercise all of such holder’s Exchange Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Exchange Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Exchange Warrants then held by each such holder. In the event that after the Stockholder Meeting Deadline (as defined in the Warrant Exchange Agreement), the Company is prohibited from issuing any Warrant Shares for which an Exercise Notice has been received as a result of the operation of this Section 1(f)(2), the Company shall pay cash in exchange for cancellation of such Warrant Shares, at a price per Warrant Share equal to the amount, if any, by which the Weighted Average Price exceeds the Exercise Price as of the date of the attempted exercise.

(g) Insufficient Authorized Shares. If at any time while any of the Warrants remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of the Warrants at least a number of shares of Common Stock equal to (the “Required Reserve Amount”) the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the Warrants then outstanding (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Adjustment upon Issuance of shares of Common Stock. If and whenever on or after the Issuance Date the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities (as defined in the Securities Purchase Agreement) for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the

Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction, (x) the Options will be deemed to have been issued for the fair market value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued for the difference of (I) the aggregate consideration received by the Company, less (II) the fair market value of such Options. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b) Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3. RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of shares of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of Common Stock (or common stock) (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4. PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless either (i) (A) the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder (such approval not to be unreasonably withheld) prior to such Fundamental Transaction, including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of

Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Holder and (B) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (a “Successor Public Company”) or (ii) the Holder is given the rights set forth in Section 4(c) below. Upon the occurrence of any Fundamental Transaction with respect to which Section 4(b)(i) is applicable, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction with respect to which Section 4(b)(i) is applicable, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of the publicly traded Common Stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

(c) Notwithstanding the foregoing, in the event of a Fundamental Transaction where (i) the Successor Entity has not assumed the Warrant in accordance with Section 4(b)(i) above, or (ii) the Successor Entity is not a Successor Public Company, or (iii) the consideration payable in connection with such Fundamental Transaction consists of all or substantially all cash, at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Fundamental Transaction.

5. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the Warrants then outstanding (without regard to any limitations on exercise).

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

10. GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

11. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

13. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(f) of the Securities Purchase Agreement.

15. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (ii) an expected volatility equal to the greater of 80% and the 100 day volatility obtained from the HVT function on Bloomberg.

(b) “Bloomberg” means Bloomberg Financial Markets.

(c) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(d) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e) “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.01 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(f) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of the Exchange Warrants.

(g) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(h) “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The NASDAQ Global Market, The NASDAQ Global Select Market or The American Stock Exchange.

(i) “Expiration Date” means the date sixty (60) months after the Exercisability Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(j) “Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

(k) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(l) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(m) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(n) “Principal Market” means The Nasdaq Capital Market.

(o) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(p) “Trading Day” means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(q) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York

City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder is unable to agree upon the fair market value of the such security, then such dispute shall be resolved pursuant to Section 12 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ENCORIUM GROUP, INC.

By:
Name: Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

ENCORIUM GROUP, INC.

The undersigned holder hereby exercises the right to purchase                      of the shares of Common Stock (“Warrant Shares”) of ENCORIUM GROUP, INC., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

a “Cash Exercise” with respect to Warrant Shares; and/or

a “Cashless Exercise” with respect to Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $            to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder             Warrant Shares in accordance with the terms of the Warrant.

4. Representations of Holder. The Holder hereby represents and warrants to the Company that the Holder: (i) is the sole legal and beneficial owner of the Warrant free and clear of any liens, encumbrances, pledges, security interests or other restrictions or claims of third parties, (ii) is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Act”)) and is acquiring the Warrant Shares for its own account and not with a view to any distribution thereof except in compliance with the Act: (iii) is not an “affiliate” of the Company (as defined in Rule 144 under the Act), (iv) has made all investigations that it deems necessary or desirable in connection with the exercise of the Warrant and has had an opportunity to ask questions of and receive answers from the Company with respect thereto, (v) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Warrant Shares; and (vi) has owned the Warrant beneficially and of record since the date of its original acquisition from the Company.

The Holder’s legal residence is as specified in the Warrant Exchange Agreement or such other address as has been provided in writing by the Holder to the Company.

Date:	,

Name of Registered Holder

By:
Name: Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [INSERT NAME OF TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated May [      ], 2007 from the Company and acknowledged and agreed to by [INSERT NAME OF TRANSFER AGENT].

ENCORIUM GROUP, INC.

By:
Name: Title:

ANNEX C

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2009.

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to

Commission file number: 0-21145

ENCORIUM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	56-1668867
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Glenhardie Corporate Center, 1275 Drummers Lane, Suite 300, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

610-975-9533

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

One Glenhardie Corporate Center, 1275 Drummers Lane,

Suite 100, Wayne, Pennsylvania

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definition of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Act)

Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: As of May 12, 2009, there were 20,523,883 shares of Encorium Group, Inc. common stock issued, par value $.001 per share, which excludes 310,121 shares in treasury.

ENCORIUM GROUP, INC.

PART I. FINANCIAL INFORMATION

ITEM 1.	FINANCIAL STATEMENTS

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(UNAUDITED)

	March 31, 2009	December 31, 2008
Assets
Current Assets
Cash and cash equivalents	$2,322,266	$5,705,818
Investigator advances	1,239,963	1,088,768
Accounts receivable, less allowance of $97,000 for March 31, 2009 and December 31, 2008, respectively	4,251,154	4,624,161
Prepaid expenses and other	984,239	1,206,088
Prepaid taxes	50,203	28,290
Costs and estimated earnings in excess of related billings on uncompleted contracts	1,508,727	1,443,427

Total Current Assets	10,356,552	14,096,552

Property and Equipment, Net	1,077,078	1,211,929
Intangible Assets
Goodwill	1,280,107	1,366,269
Other intangibles, Net	3,431,844	3,733,517
Other assets	665,687	684,666

Total Assets	$16,811,268	$21,092,933

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$3,135,627	$3,624,071
Accrued expenses	2,577,778	3,004,627
Deferred taxes	130,212	206,173
Obligations under capital leases	70,261	72,542
Billings in excess of related costs and estimated earnings on uncompleted contracts	2,506,893	3,307,347
Customer advances	3,492,910	5,297,000

Total Current Liabilities	11,913,681	15,511,760

Long Term Liabilities
Obligations under capital leases	157,078	189,680
Deferred taxes	823,405	897,204
Other liabilities	280,090	316,516

Total Long Term Liabilities	1,260,573	1,403,400

Total Liabilities	13,174,254	16,915,160

Stockholders’ Equity
Common stock, $.001 par value 35,000,000 shares authorized, 20,834,004 shares issued and 20,523,833 shares outstanding, respectively	20,834	20,834
Additional paid-in capital	32,473,715	32,417,250
Additional paid-in capital warrants	905,699	905,699
Accumulated deficit	(29,932,650)	(29,737,430)
Accumulated other comprehensive income	896,105	1,298,109

Less:	4,363,703	4,904,462
Treasury stock, at cost, 310,121 shares	(726,689)	(726,689)

Total Stockholders’ Equity	3,637,014	4,177,773

Total Liabilities and Stockholders’ Equity	$16,811,268	$21,092,933

See accompanying notes to the consolidated financial statements.

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended March 31,
	2009	2008
Net revenue	$7,025,426	$7,483,606
Reimbursement revenue	1,706,165	1,106,030

Total Revenue	8,731,591	8,589,636

Operating Expenses
Direct (exclusive of depreciation and amortization)	4,367,176	5,539,671
Reimbursement out-of-pocket expenses	1,706,165	1,106,030
Selling, general and administrative	2,666,874	3,472,871
Depreciation and amortization	190,929	645,277

Total Operating Expenses	8,931,144	10,763,849

Loss from Operations	(199,553)	(2,174,213)
Interest Income	10,919	54,573
Interest Expense	(14,524)	(3,103)

Net Interest (Expense) Income	(3,605)	51,470

Net Loss before Income Taxes	(203,158)	(2,122,743)
Income Tax Benefit	(7,938)	(115,363)

Net Loss	$(195,220)	$(2,007,380)

Net Loss per Common Share
Basic	$(0.01)	$(0.10)
Diluted	$(0.01)	$(0.10)
Weighted Average Common and Common Equivalent Shares Outstanding
Basic	20,523,883	20,603,140
Diluted	20,523,883	20,603,140

See accompanying notes to the consolidated financial statements.

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three Months Ended March 31,
	2009	2008
Operating Activities:
Net Loss	$(195,220)	$(2,007,380)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization	190,929	645,277
Share-based compensation expense	56,465	71,105
Changes in assets and liabilities:
Investigator advances	(151,991)	102,159
Accounts receivable	160,808	(1,501,207)
Prepaid expenses and other	160,011	(174,154)
Prepaid taxes	(21,518)	(16,170)
Costs and estimated earnings in excess of related billings on uncompleted contracts	(99,311)	39,874
Other Assets	(2,637)	(38,275)
Accounts payable	(347,254)	416,629
Accrued expenses	(254,190)	(304,000)
Other liabilities	(22,367)	(21,972)
Deferred taxes	(79,399)	(157,345)
Billings in excess of related costs and estimated earnings on uncompleted contracts	(716,936)	256,995
Customer advances	(1,649,553)	(137,439)

Net Cash Used By Operating Activities	(2,972,163)	(2,825,903)

Investing Activities:
Cash paid for property and equipment	(11,867)	(71,587)

Net Cash Used By Investing Activities	(11,867)	(71,587)

Financing Activities:
Principal payments under capital leases	(25,587)	(6,459)
Proceeds from short-term borrowings	—	46,579

Net Cash (Used) Provided By Financing Activities	(25,587)	40,120

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(373,935)	288,099
Net Decrease In Cash and Cash Equivalents	(3,383,552)	(2,569,271)
Cash and Cash Equivalents, Beginning of Period	5,705,818	9,109,456

Cash and Cash Equivalents, End of Period	$2,322,266	$6,540,185

See accompanying notes to the consolidated financial statements.

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1.	DESCRIPTION OF BUSINESS:

In this discussion, the terms, “Company”, “we”, “us”, and “our”, refer to Encorium Group, Inc. and subsidiaries (formerly known as, “Covalent Group, Inc.”), except where it is made clear otherwise.

We are a clinical research organization that engages in the design and management of complex clinical trials for the pharmaceutical, biotechnology and medical device industries. Our mission is to provide our clients with high quality, full-service support for their clinical trials. We offer therapeutic expertise, experienced team management and advanced technologies. Our headquarters is based in Wayne, Pennsylvania and our international operations are based in Espoo, Finland.

Our clients consist of many of the largest companies in the pharmaceutical, biotechnology and medical device industries. From protocol design and clinical program development, to proven patient recruitment, to managing the regulatory approval process, we have the resources to directly implement or manage Phase I through Phase IV clinical trials and to deliver clinical programs on time and within budget. We have clinical trial experience across a wide variety of therapeutic areas such as cardiovascular, endocrinology/metabolism, diabetes, neurology, oncology, immunology, vaccines, infectious diseases, gastroenterology, dermatology, hepatology, women’s’ health and respiratory medicine. We have the capacity and expertise to conduct clinical trials on a global basis.

In November 2006, we expanded our international operations with the acquisition of Remedium Oy, a CRO founded in 1996 in Finland which offers clinical trial services to the pharmaceutical and medical device industries. With this acquisition, we gained a Northern and Eastern European presence to support existing clinical trial contracts and expand our presence internationally. We were incorporated in August 1989 in Nevada and in June 2002, the Company changed its state of incorporation to Delaware.

On May 11, 2009, we announced that we had entered into non-binding letters of intent to sell certain assets of the Company’s U.S. business and its wholly-owned subsidiary, Encorium Oy, to two separate groups.

On May 18, 2009, we announced an update with respect to the sale of the Company’s U.S. business whereby the initial letter of intent had been terminated and that the Company had entered into another letter of intent with Pierrel SpA, an international contract research organization listed on Milano’s Stock Exchange.

Subject to the negotiation of a definitive agreement, pursuant to the letter of intent, Pierrel has the right to purchase the U.S. Line of Business for a purchase price equal to a percentage of the Company’s U.S. backlog calculated as of the closing or $1.35 million, whichever is greater, less the amount, if any, that assumed current liabilities, less assumed current assets exceeds $350 thousand. In addition to the purchase price payable at closing, Pierrel will pay Encorium a 10% commission on the value of any new contract, net of pass-through costs, executed after the closing date but prior to December 31, 2009, which constitute part of the Company’s pipeline at closing.

The closing of each transaction is subject to the completion of due diligence, execution of definitive agreements, and the fulfillment of certain closing conditions, including, with respect to the sale of Encorium Oy, stockholder approval.

The accompanying consolidated financial statements have been prepared on the basis of the Company continuing as a going concern.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the three months ended March 31, 2009 was $3.0 million. Our cash and cash equivalents as of March 31, 2009 was $2.3 million. In the event the sales described above are not consummated, we anticipate that will meet our cash requirements through March of 2010, assuming we are able to fully implement our current cost cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. In the event we are unable to do so, we will be required to obtain additional capital from external sources or significantly reduce our operating costs, which may include the cessation of operations in some countries or liquidation of the Company.

Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment coupled with the Company’s current financial position.

Given the current levels of the trading price of the Company’s common stock, if the Company were to raise additional capital by issuing equity securities, existing stockholders’ percentage ownership would be reduced and they would experience substantial dilution. If we were to raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. These factors have raised substantial doubt about our ability to continue as a going concern for the foreseeable future. If we are unable to obtain additional capital, we will scale back our operations until such capital is obtained or begin to liquidate the Company. Any decision to liquidate the Company may occur at any point during or before the first quarter of 2010. Our consolidated financial statements do not include any adjustment to reflect the possible future effects on the recoverability or classification of assets or the amounts and classification of liabilities that may result from the outcome of our ability to continue as a going concern.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying unaudited financial statements for the three months ended March 31, 2009 have been prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (primarily consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2009 may not necessarily be indicative of the results that may be expected for other quarters or for the year ending December 31, 2009. For further information, refer to the financial statements and footnotes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2008.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Consolidation

The consolidated financial statements for the three months ended March 31, 2009 and 2008 include our accounts and the accounts of our wholly-owned subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Investigator Advances

We received advance payments from a small number of our clients as part of certain long-term contracts, which require us to maintain separate cash accounts to be utilized for payment of investigator fees. As of March 31, 2009 and December 31, 2008, this cash amount was $1.2 million and $1.1 million, respectively. This amount is also included in Customer Advances, a component of current liabilities, in the accompanying balance sheets.

Accounts Receivable

Accounts receivable, net of an allowance for doubtful accounts, consists of customer billings pursuant to contractual terms related to work performed as of March 31, 2009. In general, amounts become billable upon the achievement of billing mechanisms or in accordance with predetermined payment schedules set forth in the contracts with our clients. Included in accounts receivable are amounts due from clients in connection with unbilled out-of-pocket pass-through costs in the amount of $103 thousand as of March 31, 2009 and $369 thousand as of December 31, 2008.

Concentration of Credit Risk

Our accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts are concentrated with a number of companies within the pharmaceutical, biotechnology and medical device industries. The majority of this exposure is to large, well established firms. Credit losses have historically been minimal. As of March 31, 2009, the total of accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts was $5.8 million. Of this amount, the exposure to our three largest clients was 52% of the total, with the three largest clients representing 20%, 17% and 15% of total exposure, respectively. As of December 31, 2008, the total of accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts was $6.1 million. Of this amount, the exposure to our three largest clients was 38% of the total, with the three largest clients representing 15%, 12%, and 11% of total exposure, respectively.

Customer Advances

Several client contracts contain provisions that allow us to bill and receive advance payments to be utilized for investigator fees and reimbursable expenses. In some instances, the client requires that we maintain separate cash accounts to be utilized for investigator fees, which are included as Investigator Advances as a component of current assets. Funds received as customer advances, excluding investigator advances for which separate cash accounts are required as part of our contract with the client, are included as part of Cash and cash equivalents. The balance of customer advances, including investigator advances of $1.2 million, was $3.5 million as of March 31, 2009. As of March 31, 2009, there were no material customer advances billed, but not received.

Revenue Recognition

A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance method based on assumptions regarding the estimated completion of the project. This method is used because management considers total costs incurred to be the best available measure of progress on these contracts. Under some of our contracts work is performed under time and material contracts whereby we recognize revenue as hours are worked based on the hourly billing rate for each contract.

Each month costs are accumulated on each project and compared to total estimated cost to complete to determine the degree of completion for that particular project. This determines the percentage of completion for the project. This percentage of completion is multiplied by the contract value to determine the amount of revenue to be recognized. As the work progresses, original estimates may be adjusted due to revisions in the scope of work or other factors and a contract modification may be negotiated with the customer to cover additional costs. Our accounting policy for recognizing revenue for changes in scope is to recognize revenue when the Company has reached agreement with the client, the services pursuant to the change in scope have been performed, the price has been set forth in the change of scope document and collectability is reasonably assured based on our course of dealings with the client. We bear the risk of cost overruns on work performed absent a signed contract modification. Because of the inherent uncertainties in estimating costs, it is reasonably possible that the cost estimates used will change in the near term and may have a material adverse impact on our financial performance.

In the past, we have had to commit unanticipated resources to complete projects resulting in lower gross margins on those projects. These unanticipated additional costs occurred on several long term contracts which we completed or substantially completed during 2004. These contracts spanned a period of three to nine years. We may experience similar situations in the future, although our current contracts in process are of a shorter duration and subject to less cost volatility. Should our estimated costs on fixed price contracts prove to be low in comparison to actual costs, future margins could be reduced, absent our ability to negotiate a contract modification.

There are no standard billing and payment provisions which are present in each contract. Each contract has separate and distinct billing and payment terms which are the result of negotiation between us and the client. Billings and the related payment terms from fixed price contracts are generally determined by provisions in the contract that may include certain payment schedules and the submission of required billing detail. The payment schedule in the contract reflects the value of services to be performed by us at the initiation of the contract. The payment schedule may include the value of certain interim service components as well as periodic payments which are reasonably assured at the start of the contract and which we expect to receive during the duration of the contract. Accordingly, cash receipts, including the receipt of up front payments, periodic payments and payments related to the achievement of certain billing mechanisms, do not necessarily correspond to cost incurred and revenue recognized on contracts. A contract’s payment structure typically requires an upfront payment of 10% to 20% of the contract value at or shortly after the initiation of the contract, a series of periodic payments over the life of the contract and payments based upon the achievement of certain billing mechanisms. The upfront payments are deferred and recognized as revenues as services are performed under the proportional performance method. Periodic payments, including payments related to the achievement of certain billing mechanisms in the contract, are invoiced pursuant to the terms of the contract once the agreed upon services criteria have been achieved. Payments based upon interim billing mechanisms are included in the value of the contract because we expect to receive them during the term of the contract. All payments received pursuant to the contract are recognized in accordance with the proportional performance method. In a comprehensive full service drug development program, the client would not generally purchase certain service components separately but as an integrated, full service arrangement in connection with the development of the drug.

Clients generally may terminate a contract on short notice which might cause unplanned periods of excess capacity and reduced revenues and earnings. Client initiated delays or cancellations for ongoing clinical trials can come suddenly and may not be foreseeable. To offset the effects of early termination of significant contracts, we attempt to negotiate the payment of an early termination fee as part of the original contract. Generally, we have not been successful in negotiating such fees. Our contracts typically require payment to us of expenses incurred to wind down a study and fees earned to date. Therefore, revenue recognized prior to cancellation does not require a significant adjustment upon cancellation. If we determine that a loss will result from the performance of a fixed price contract, the entire amount of the estimated loss is charged against income in the period in which such determination is made.

Our accounting policy for recognizing revenue for terminated projects requires us to perform a reconciliation of study activities versus the activities set forth in the contract. We negotiate with the client, pursuant to the terms of the existing contract, regarding the wind down of existing study activities in order to clarify which services the client wants us to perform. Once we and the client agree on the reconciliation of study activities and the agreed upon services have been performed by us, we would record the additional revenue provided collectability is reasonably assured.

Our operations have experienced, and may continue to experience, period-to-period fluctuations in net service revenue and results from operations. Because we generate a large proportion of our revenues from services performed at hourly rates, our revenue in any period is directly related to the number of employees and the number of hours worked by those employees during that period. Our results of operations in any one quarter can fluctuate depending upon, among other things, the number of weeks in the quarter, the number and related contract value of ongoing client engagements, the commencement, postponement and termination of engagements in the quarter, the mix of revenue, the extent of cost overruns, employee hiring, employee utilization, vacation patterns, exchange rate fluctuations and other factors.

Reimbursable Out-of-Pocket Expenses

On behalf of our clients, we pay fees to investigators and other out-of-pocket costs for which we are reimbursed at cost, without mark-up or profit. Effective January 1, 2002, in connection with the required implementation of Financial Accounting Standards Board (“FASB”) Emerging Issues Task Force Rule No. 01-14, “Income Statement Characterization of Reimbursements Received for ‘Out-of-Pocket’ Expenses Incurred”, out-of-pocket costs are now included in Operating Expenses, while the reimbursements received are reported separately as Reimbursement Revenue in the Consolidated Statements of Operations.

As is customary in the industry, we will continue to exclude from revenue and expense in the Consolidated Statements of Operations fees paid to investigators and the associated reimbursement since we acts as an agent on behalf of the clinical trial sponsors with regard to investigator payments, in accordance with EITF No. 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent”. These investigator fees are not reflected in our Net Revenue, Reimbursement Revenue, Reimbursement Out-of-Pocket Expenses, and/or Direct Expenses. The amounts of investigator fees for the three month ended March 31, 2009 were $3.1 million.

Stock-Based Compensation

We have adopted equity incentive plans that provide for the granting of stock options to employees, directors, advisors and consultants.

Effective January 1, 2006, we adopted Statements of Financial Accounting Standards No. 123R (“SFAS No. 123R”) using the Modified Prospective Approach. SFAS No. 123R revises SFAS No. 123, “Accounting for Stock Based Compensation” and supersedes Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”. SFAS No. 123R requires the costs for all share-based payments to employees, including grants of employee stock options, to be recognized in financial statements based on their fair values at grant date, or the date of later modification, over the requisite period. In addition, SFAS No. 123R requires unrecognized cost (based on the amounts previously disclosed in our pro forma footnote disclosure) related to options vesting after the date of initial adoption to be recognized in the financial statements over the remaining requisite period. Accordingly, prior period amounts have not been restated. See Note 8 for further detail regarding the adoption of this standard.

Goodwill and Intangible Assets

The Company follows the provisions of SFAS No. 141, “Business Combinations,” (“SFAS No. 141”) and SFAS No. 142, “Goodwill and Other Intangible Assets,” (“SFAS No. 142”) applicable to business combinations. The Company also follows the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” (“SFAS No. 144”) applicable to its accounting for impairment of goodwill and intangible assets. In accordance with these standards, goodwill acquired in connection with the acquisition of Remedium was not amortized. However, the identifiable intangible assets acquired in connection with the acquisition of Remedium are being amortized over their useful lives. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. The identifiable intangibles acquired in connection with the acquisition of Remedium are also subject to impairment testing under SFAS No. 142, whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Management determined that it should perform its impairment testing of goodwill as of September 30, 2008 due to the continuing challenging business conditions and the resulting weakness in the Company’s stock price as of the end of its third quarter. The fair value for the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. As a result, the Company recorded an impairment charge of $1.86 million in the third quarter of 2008. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

Foreign Currency Translation

The functional currency of the Company is the United States (“U.S.”) dollar. The functional currency of the Company’s foreign operations generally is the applicable local currency for each foreign subsidiary. Assets and liabilities of foreign subsidiaries are translated at the spot rate in effect for the reporting date, and consolidated statements of operations are translated at the average exchange rates in effect during the applicable period. The resulting unrealized cumulative translation adjustment, net of applicable income taxes, is recorded as a component of accumulated other comprehensive income in stockholder’s equity.

Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the accompanying consolidated condensed statements of operations as unrealized (based on the applicable period exchange rate) or realized upon settlement of the transactions.

3.	RECENTLY ISSUED ACCOUNTING STANDARDS:

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurement” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We adopted SFAS No. 157 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans (“SFAS No. 158”)—an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. SFAS No. 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business. SFAS No. 158 also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. This statement is effective for the first fiscal year ending after December 15, 2006 for initial recognition and December 15, 2008 for measurement of plan assets and benefit obligations. We adopted SFAS No. 158 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”). SFAS

No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective in the first fiscal year that begins after November 15, 2007. We adopted SFAS No. 159 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In December 2007, the FASB issued SFAS No. 141R (revised 2007), “Business Combinations” (“SFAS 141R”) which replaces SFAS No. 141, Business Combinations. The scope of SFAS 141R is broader than that of SFAS No. 141, which applied only to business combinations in which control was obtained by transferring consideration. SFAS 141R revises accounting and reporting standards for business combinations and applies to all transactions or other events in which an entity obtains control of one or more businesses by transferring consideration as well as combinations achieved without the transfer of consideration. By applying the same method of accounting – the acquisition method – to all transactions and other events in which one entity obtains control over one or more other businesses, this statement is intended to improve the comparability of the information about business combinations provided in financial reports. SFAS 141R applies prospectively to business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently in the process of evaluating SFAS 141R, and has not yet determined the impact, if any, that accounting for future business combinations under SFAS 141R, effective January 1, 2009, will have on its consolidated results of operations or financial position.

4.	EARNINGS PER SHARE

Earnings per share is calculated in accordance with SFAS No. 128, “Earnings Per Share”. Basic earnings per share is computed by dividing net income for the period by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted average number of common shares plus the dilutive effect of outstanding stock options under our equity incentive plans. Stock options outstanding not included in the table below because of their anti-dilutive effect for the three months ended March 31, 2009 were 1,033,416.

The net loss and weighted average common and common equivalent shares outstanding for purposes of calculating net loss per common share were computed as follows:

	Three months ended March 31,
	2009	2008
Net loss	$(195,220)	$(2,007,380)

Weighted average number of common shares outstanding used in computing basic earnings per share	20,523,883	20,603,140
Dilutive effect of stock options outstanding	—	—
Weighted average shares used in computing diluted earnings per share	20,523,883	20,603,140

Basic loss per share	($0.01)	($0.10)
Diluted loss per share	($0.01)	($0.10)

5.	COMPREHENSIVE INCOME

A reconciliation of comprehensive loss in accordance with SFAS No. 130, “Reporting Comprehensive Income” is as follows:

	Three Months Ended March 31,
	2009	2008
Net loss	$(195,220)	$(2,007,380)
Foreign currency translation adjustment	(402,004)	229,755

Comprehensive loss	$(597,224)	$(1,777,625)

6.	SEGMENT INFORMATION

The Company has adopted the provisions of SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information” which establishes standards for reporting business segment information. The Company operates predominantly in the clinical research industry providing a broad range of clinical research services on a global basis to the pharmaceutical, biotechnology and medical device industries.

The following table summarizes the distribution of net revenue and contracts with significant clients:

	Three Months Ended March 31,
	2009		2008
	Percentage of Revenues	Number of Contracts	Percentage of Revenues	Number of Contracts
Client A	21%	9	12%	2
Client B	20%	4	11%	18
Client C	10%	1	10%	1

Top Clients	51%	14	33%	21

Client A, B and C in the table above represent the largest clients for each period, but do not represent the same client for each year shown. We have no other customers that comprise 10% of our net revenues.

The following table summarizes the distribution of net revenues from external clients by geographical region for the three months ended March 31, 2009 and 2008.

	Three Months Ended March 31,
	2009	2008
U.S.	$2,419,590	$2,081,128
Finland	2,796,596	3,149,408
Other Europe	1,809,240	2,253,070

Total	$7,025,426	$7,483,606

The following table summarizes the distribution of the Company’s long lived assets by geographical region as of March 31, 2009 and December 31, 2008.

	March 31, 2009	December 31, 2008
U.S.	$780,885	$881,666
Europe	5,008,144	5,430,049

Total	$5,789,029	$6,311,715

7.	OTHER LIABILITIES

Effective January 1, 2003, the Company increased by approximately 12,700 to 34,000 the amount of square feet under lease in the same building. The term of the lease was also extended to 2009 and monthly lease payments increased from $50 thousand to $72 thousand. As an incentive for the Company to acquire the additional space, the lessor granted the Company $814 thousand in lease incentives that were used to pay for architectural fees, renovations and improvement costs for the new space. The lease incentives were capitalized as if the Company incurred the costs to make the improvements and are included in Property and Equipment. These assets and the related liability are amortized over the remaining life of the lease at a rate of approximately $116 thousand per year as an additional amortization expense and a reduction in rent expense, respectively. The accounting for these lease incentives has no impact on net income, stockholders’ equity or cash flow. In June 2008, the Company entered into an amended agreement with the lessor to reduce by approximately 10,774 to 23,252 the amount of square feet under lease in the same building. The term of the lease was also extended to December 2014 and the monthly payments decreased from $79 thousand to $53 thousand.

8.	STOCKHOLDERS EQUITY

Treasury Stock

In October 2008 the Company approved a stock repurchase program in an amount of up to $250,000. During the three months ended December 31, 2008, the Company purchased 79,257 shares of Common Stock at an average price of $0.36 per share in open market transactions. There were 310,121 common shares in treasury as of December 31, 2008. The shares are valued using the cost method of accounting for treasury stock.

Stock-Based Compensation

Effective January 1, 2006 we adopted SFAS No. 123R using the Modified Prospective Approach. SFAS No. 123R revises SFAS No. 123, “Accounting for Stock-Based Compensation” and supersedes Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”. SFAS No. 123R requires the cost of all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values at grant date, or the date of later modification, over the requisite service period.

Under the Modified Prospective Approach, the amount of compensation expense recognized includes compensation expense for all share-based payments granted prior to, but not yet fully vested as of January 1, 2006, based on the grant date fair value estimated in accordance with SFAS No. 123 and compensation expense for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with SFAS No. 123R. Prior to adoption of SFAS 123R, we determined share-based compensation expense by applying the intrinsic value method provided for in APB Opinion No. 25.

For the three months ended March 31, 2009, SFAS 123R resulted in incremental stock-based compensation expense of $56 thousand or $0.01 on a basic and diluted earning per share basis. For the three months ended March 31, 2008, SFAS 123R resulted in incremental stock-based compensation expense of $71 thousand or $0.01, on a basic and diluted earning per share basis. The compensation expense associated with SFAS 123R did not have a net impact on cash flows from operating, investing or financing activities. A deduction is not allowed for income tax purposes until the options are exercised. The amount of the income tax deduction will be the difference between the fair value of the Company’s common stock and the exercise price at the date of exercise. The tax effect of the income tax deduction in excess of the financial statement expense will be recorded as an increase in additional paid-in-capital. Accordingly, SFAS 123R requires the recognition of a deferred tax asset for the tax effect of the financial statement expense recorded. However, due to our recent loss history, and uncertainty regarding the realization of deferred tax assets, deferred tax assets have been fully reserved as of March 31, 2009. The net operating losses incurred to date by the Company are being carried forward and may be applied against future taxable income subject to certain limitations set forth in Section 382 of the Internal Revenue Code.

The Company has issued stock options to employees under share-based compensation plans. Stock options issued prior to January 1, 2007 were issued at the current market price on the date of the grant, subject to a 3 year vesting period with a contractual term of 5 years. Stock options issued after January 1, 2007 were issued at the current market price on the date of grant, subject to a 3 year vesting period with a contractual term of 10 years. The fair value of each stock option is estimated on the date of grant using the Black-Scholes option pricing model that uses the assumptions noted in the following table. Expected volatility is based on historical volatility of our common stock. We use historical data on exercises of stock options and other factors to estimate the expected life of the share-based payments granted. For options granted prior to January 1, 2006, we determined the expected life to be 5 years, and an expected life of 4 years for any options granted between January 1, 2006 and December 31, 2006. For options issued subsequent to January 1, 2007, we determined the expected life to be 7 years due to the adoption of a new stock option plan under which these shares were issued. The risk free rate is based on the U.S. Treasury bond rate commensurate with the expected life of the option.

	Three Months Ended March 31,
	2009	2008
Risk-free interest rate	2.20% - 2.55%	2.91 - 2.93%
Expected dividend yield	—	—
Expected life	7 years	7 years
Expected volatility	72.50%	55.15%
Forfeiture rate	15.00%	15.00%

A summary of award activity under the stock option plans as of March 31, 2009 and changes during the three month period is presented below:

	Number of Shares	Range of Exercise Prices per Share	Weighted Average Exercise Price per Share	Intrinsic Value
Options outstanding at December 31, 2008	954,083	$0.24 -6.08	$2.29	(1,946,329)
Granted	102,750	.19 - .29	0.29	(4,110)
Exercised	—	—	—	—
Canceled	(23,417)	2.50 - 2.60	2.52	53,188

Options outstanding at March 31, 2009	1,033,416	$0.19 - 6.08	$0.91	(682,055)
Vested options outstanding at:
March 31, 2009	109,303	$1.88 - 6.08	$3.36	($339,932)
Non-vested options outstanding at:
March 31, 2009	924,113	$0.19 - 6.08	$0.59	($311,236)

Approximately 285,272 options, net of forfeitures, of the 924,113 non-vested options as of March 31, 2009 will vest within the next year.

As of March 31, 2009, there was $426 thousand of total unrecognized compensation cost related to unvested share-based compensation awards granted under the stock option plans. That cost is expected to be recognized over a weighted-average period of approximately 2.2 years.

Based upon the above assumptions, the weighted average fair value of the stock options granted for the three months ended March 31, 2009 and 2008 was $0.20 and $1.10, respectively.

The Company has a policy of issuing new shares to satisfy share option exercises.

The following table summarizes information regarding stock options outstanding at March 31, 2009:

Options Outstanding
Range of Exercise Prices	Number Outstanding at March 31, 2009	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price per Share
$0.01-$0.50	802,000	9.62	$0.29
$1.51-$2.00	55,000	9.04	$1.79
2.01-2.50	40,750	1.31	2.25
2.51-3.00	82,666	8.54	2.67
3.01-3.50	500	2.49	3.02
3.51-4.00	5,000	8.01	3.51
4.01-4.50	7,500	7.92	4.10
$6.00 - $6.50	40,000	7.82	6.08

	1,033,416	9.08	$0.91

The following table summarizes information regarding exercisable stock options at March 31, 2009:

Options Exercisable
Range of Exercise Prices	Number of Exercisable Options at March 31, 2009	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price Per Share
$0.01 - $0.50	—	—	$0.00
1.51-2.00	11,666	8.97	1.89
2.01-2.50	35,750	1.32	2.25
2.51-3.00	28,222	8.37	2.68
3.01-3.50	333	2.49	3.02
3.51-4.00	1,666	8.01	3.51
4.01-4.50	5,000	7.92	4.10
$6.00 - $6.50	26,666	7.82	6.08

	109,303	5.95	$3.36

A summary of stock options expected to vest in the next twelve months is as follows:

Options Expected To Vest
Range of Exercise Prices	Options Expected to Vest Net of Fortietures	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price Per Share
$0.01-$0.50	227,279	9.62	0.29
$1.51-$2.00	15,586	9.04	1.79
2.01-2.50	4,250	1.25	2.25
2.51-3.00	23,139	8.37	2.68
3.01-3.50	142	2.49	3.02
3.51-4.00	1,417	8.01	3.51
4.01-4.50	2,125	7.92	4.10
$6.00 -$6.50	11,334	7.82	6.08

	285,272	9.29	0.87

9.	SUPPLEMENTAL CASH FLOW INFORMATION

No income tax payments were required for the three months ended March 31, 2009 and 2008, respectively. Cash paid for interest for the three months ended March 31, 2009 and 2008 was approximately $14 thousand and $3 thousand, respectively. We did not enter into any capital lease obligations during the three months ended March 31, 2009 and 2008. We did not acquire any property and equipment through leasing arrangements during the three months ended March 31, 2009 or 2008, respectively.

10.	ACQUISITION OF REMEDIUM OY

On November 1, 2006, Encorium Group, Inc. acquired Remedium Oy, a corporation organized under the laws of Finland (“Remedium”), in which the Company purchased all of the issued and outstanding shares of capital stock of Remedium (the “Shares”) pursuant to the Combination Agreement dated July 6, 2006 (the “Amended Agreement”). The consideration paid at closing to Remedium’s stockholders (the “Stockholders”) for the Shares consisted of (i) shares of Common Stock of the Company with a value of $11 million; and (ii) $2.5 million in cash. An additional cash payment of $1.5 million was paid to the Stockholders on March 30, 2007. The Company issued to the Stockholders additional shares of Common Stock of the Company with a value of $2 million on November 1, 2007, the anniversary of the closing. The Company also issued additional “Earn-Out Shares” of its Common Stock with a value of $2 million on April 10, 2007. The value of the “Earn-Out Shares” was based on the attainment of certain consolidated net revenue targets by Remedium for the year ended December 31, 2006, as described in the Amended Agreement. The Company incurred approximately $2.26 million of acquisition related costs as of December 31, 2006, and additional acquisition related costs of $15,760 during 2007. All of the costs associated with the acquisition of Remedium were paid by December 31, 2007.

11.	GOODWILL AND OTHER INTANGIBLES

The Company follows the provisions of SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets,” applicable to business combinations. The amount of Goodwill that resulted from the Remedium acquisition, including deferred taxes of $1,697,724, was $15,388,299. In accordance with SFAS No. 141 the amount of goodwill resulting from the Remedium acquisition was determined as the excess of cost over the fair values of acquired net assets. In accordance with these standards, goodwill acquired in connection with the acquisition of Remedium was not amortized. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. Management determined that it should perform its impairment testing of goodwill as of September 30, 2008 due to the continuing challenging business conditions and the resulting weakness in the Company’s stock price as of the end of its third quarter. The fair value for the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. As a result, the Company recorded an impairment charge of $1.86 million in the third quarter of 2008. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

The Company also acquired $6.5 million of identifiable intangible assets in connection with the Remedium acquisition. Of the $6.5 million of acquired intangible assets, $3.9 million was attributed to customer relationships, $2.6 million was attributable to backlog and $53 thousand was attributable to a non-compete agreement. All of these intangibles are subject to amortization on a straight-line basis. The estimated useful lives for customer relationships, backlog and non-compete agreement are 16 years, 18 months and 4 years, respectively. Amortization expense for the three ended March 31, 2009 and 2008 was $66 thousand and $498 thousand, respectively. The estimated amortization of intangibles expense to be recorded in future periods is as follows:

2009	$198,677
2010	262,592
2011	251,035
2012	251,035
2013	251,035

12.	INCOME TAXES

The Company accounts for income taxes in accordance with the provisions of SFAS No. 109, “Accounting for Income Taxes”. SFAS No. 109 requires recognition of deferred tax liabilities and assets for the future expected tax consequences of events that have been included in the financial statements or tax returns. Under this method deferred tax liabilities and assets are determined based on the difference between the financial statement tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. At March 31, 2009, the Company recorded a full valuation allowance against its net deferred tax assets and net operating loss carry-forwards given that it is more likely than not that the deferred tax asset will not be realized.

The Company adopted the provisions of Financial Interpretation Number 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an interpretation of SFAS 109” on January 1, 2007. The implementation of FIN 48 did not result in any adjustment of the Company’s beginning tax positions. The impact of the Company’s reassessment of its tax positions in accordance with FIN 48 had no material impact on the results of operations, financial condition or liquidity for the three months ended March 31, 2009. As of December 31, 2008, the Company had unrecognized United States federal and state net operating loss carryforwards of approximately $8.8 million and $13.4 million, respectively. Future changes in the unrecognized tax benefit, will have no impact on the effective tax rate due to the existence of the valuation allowance.

The Company files its tax returns as prescribed by the tax laws of the jurisdiction in which it operates. The Company’s policy is to recognize interest and penalties in Other Expense.

13.	COMMON STOCK AND WARRANTS

In May 2007, the Company sold 1,748,252 shares of its common stock, $0.001 par value in a private placement (the “Offering”) at a price of $2.86 per share and warrants to purchase an aggregate of 874,126 shares of the Company’s common stock, $0.001 par value, at an exercise price of $4.12 per share for a period of five years commencing six months from the date of issuance. The Offering resulted in aggregate gross proceeds to the Company of $5 million before deducting commissions, fees and expenses.

14.	SUBSEQUENT EVENT:

On May 11, 2009 the Company announced that it had entered into a non-binding letter of intent to sell certain assets of the Company’s U.S. business and its wholly-owned subsidiary, Encorium Oy, to two separate groups.

On May 18, 2009, we announced an update with respect to the sale of the Company’s U.S. business whereby the initial letter of intent had been terminated and that the Company had entered into another letter of intent with Pierrel SpA, an international contract research organization listed on Milano’s Stock Exchange.

Subject to the negotiation of a definitive agreement, pursuant to the letter of intent, Pierrel has the right to purchase the U.S. Line of Business for a purchase price equal to a percentage of the Company’s U.S. backlog calculated as of the closing or $1.35 million, whichever is greater, less the amount, if any, that assumed current liabilities, less assumed current assets exceeds $350 thousand. In addition to the purchase price payable at closing, Pierrel will pay Encorium a 10% commission on the value of any new contract, net of pass-through costs, executed after the closing date but prior to December 31, 2009, which constitute part of the Company’s pipeline at closing.

The closing of each transaction is subject to the completion of due diligence, execution of definitive agreements, and the fulfillment of certain closing conditions, including, with respect to the sale of Encorium Oy, stockholder approval.

15.	RISK FACTORS

BUSINESS RISKS

We may not be able to meet our cash requirements without implementing cost cutting initiatives, increasing revenues, and maintaining current customer contracts; failure to do so will result in the need to raise additional capital or significantly reduce our operating costs, which may include the cessation of operations in certain countries or liquidation of the Company.

Historically, our net cash used in operations has been substantial. Our net cash used in operations for the three months ended March 31, 2009 was $3.0 million. Our cash and cash equivalents as of March 31, 2009 was $2.3 million. In the event the sale of the U.S. business and the sale of our wholly-owned subsidiary Encorium Oy are not consummated, we anticipate that will meet our cash requirements at least into the first quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. In the event we are unable to do so, in order for the Company to continue as a going concern we will be required to obtain additional capital from external sources or significantly reduce our operating costs, which may include the cessation of operations in some countries or liquidation of the Company.

Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment, coupled with the Company’s current financial position.

Given the current levels of the trading price of the Company’s common stock, if the Company were to raise additional capital by issuing equity securities, existing stockholders’ percentage ownership would be reduced and they would experience substantial dilution. If we were to raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. If we are unable to obtain additional capital, we will scale back our operations until such capital is obtained or seek stockholder approval to wind down operations and liquidate the company. It is unclear whether there would be funds available for distribution to our stockholders if we seek stockholder approval to wind down operations. Any decision to liquidate the Company may occur at any point during or before the first quarter of 2010.

The perception that we may not be able to continue as a going concern may adversely affect our business.

Any perception that we may not be able to continue as a going concern may cause others to choose not to deal with us due to concerns about our ability to meet our contractual obligations and may adversely affect our ability to win new contracts and/or raise additional capital.

Our backlog may not be indicative of future results.

Backlog is the amount of revenue that remains to be earned and recognized on written awards, signed contracts and letters of intent. We cannot be certain that the backlog we have reported will be indicative of our future results. A number of factors may affect our backlog, including: the ability of clients to reduce or expand the size and duration of the projects (some are performed over several years); the termination or delay of projects; and a change in the scope of work during the course of a project. In addition since our backlog is reported in U.S. Dollars, but the majority of our contracts are denominated in currencies other than the U.S. Dollar, changes in the foreign currency exchange rates could reduce the amount of backlog reported.

Also, if clients delay projects, the projects will remain in backlog, but will not generate revenue at the rate originally expected. Accordingly, historical indications of the relationship of backlog to revenues may not be indicative of future results and should not be relied upon.

Our inability to forecast our revenue pipeline or convert revenue pipeline into contracts could increase fluctuations in our revenue and financial results.

We use a “pipeline” system, a common industry practice, to forecast contract awards and trends in our business. Our management team monitors the status of all potential contract awards, including the potential dollar amount of each contract transaction. We aggregate these estimates periodically to generate a pipeline and then evaluate the pipeline to identify trends in our business. This pipeline analysis and related estimates of revenue may differ significantly from actual revenues in a particular reporting period. When customers delay contracts, reduce the amount of their contract or cancel contracts altogether, it will reduce the rate of conversion of the pipeline into contracts and our revenues will be harmed. Our inability to respond to a variation in the pipeline or in the conversion of the pipeline into contracts in a timely manner, or at all, could cause us to plan or budget inaccurately and thereby could adversely affect our results of operations and financial condition.

Our operating results can be expected to fluctuate from period to period.

Fluctuating operating results are usually due to the level of new business awards in a particular period and the timing of the initiation, progress or cancellation of significant projects. Even a short acceleration or delay in such projects could have a material effect on our results in a given reporting period. Varying periodic results could adversely affect the price of our common stock if investors react to our reporting operating results which are less favorable than in a prior period or lower than those anticipated by investors or the financial community generally.

Our stock price may continue to experience fluctuations.

The market prices of securities of thinly-traded companies such as ours generally are highly volatile. For example, since January 1, 2008, the price of our common stock reached a high of $2.42 on February 1, 2008 and a low of $.17 on March 23, 2009.

In this market environment, the sale of a substantial number of shares of our common stock in the public market or the perception that such a sale might occur would likely have a materially adverse effect on the market price of our common stock.

Any litigation brought against us as a result of this volatility could result in substantial costs and a diversion of our management’s attention and resources, which could negatively impact our financial condition, revenues, results of operations, and the price of our common stock.

If we raise additional capital by issuing equity securities in a fluctuating market, many or all of our existing stockholders may experience substantial dilution, and if we need to raise capital by issuing equity securities at a time when our stock price is down, we may have difficulty raising sufficient capital to meet our requirements.

We may incur additional impairment charges which may adversely affect our results of operations.

The Company follows the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations “ and SFAS No. 142, “ Goodwill and Other Intangible Assets ,” applicable to business combinations. In accordance with these standards, goodwill acquired in connection with the acquisition of Remedium was not amortized. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Management determined that it should perform its impairment testing of goodwill as of September 30, 2008 due to the continuing challenging business conditions and the resulting weakness in the Company’s stock price as of the end of its third quarter. The fair value for the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. As a result, the Company recorded an impairment charge of $1.86 million in the third quarter of 2008. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

Impairment testing involves various estimates and assumptions, which could vary, and an analysis of relevant market data and market capitalization. If our stock price continues to decline or if economic conditions continue to deteriorate, we may incur additional impairment charges which may adversely impact our results of operations and financial condition.

Failure to develop new business in our intensely competitive industry will cause our revenues to decline.

The market for clinical research services is highly competitive. We primarily compete against in-house departments of pharmaceutical, biotechnology and medical device companies and other clinical research organizations. Competitors in our industry range from small, limited-service providers to full service, global clinical research organizations. Many of our competitors have an established global presence, including Quintiles Transnational Corp., Covance, Inc., Parexel International Corporation, Pharmaceutical Product Development, Inc., Icon Clinical Research, and Kendle International, Inc. In addition, many of our competitors have substantially greater financial and other resources than we do. Significant factors in determining whether we will be able to compete successfully include: our consultative and clinical trials design capabilities; our reputation for on-time quality performance; our expertise and experience in specific therapeutic areas; the scope of our service offerings; our ability to recruit investigators and study subjects in a timely manner; our strength in various geographic markets; the price of our services; our ability to acquire, process, analyze and report data in a time-saving and accurate manner; our global data services capabilities; our ability to manage large-scale clinical trials both domestically and internationally; and our size.

If our services are not competitive based on these or other factors and we are unable to develop an adequate level of new business, our business, backlog position, financial condition and results of operations will be materially and adversely affected. In addition, we may compete for fewer clients arising out of consolidation within the pharmaceutical industry and the growing tendency of drug companies to outsource to a smaller number of preferred clinical research organizations that have far greater resources and capabilities.

Our services may from time to time experience periods of increased price competition that could have a material adverse effect on our profitability and revenues. Additionally, the CRO industry is not highly capital-intensive, and the financial costs of entry into the industry are relatively low. Therefore, as a general matter, the industry has few barriers to entry. Newer, smaller entities with specialty focuses, such as those aligned to a specific disease or therapeutic area, may compete aggressively against us for clients.

We depend on a small number of industries and clients for our business, and the loss of one of our significant clients could cause revenues to drop quickly and unexpectedly.

Historically, projects in the fields of cardiovascular, oncology, immunology, vaccines, medical devices as well as clinical staff outsourcing have represented 50-75% of our European project work, although the mix of projects is subject to change from year to year. For the year ended December 31, 2008, net revenues from our three largest clients amounted to 29% of our net revenues, with the three largest clients representing 10%, 10% and 9% of our net revenues, respectively. None of our European clients represented more than 10% of our net revenues in 2008. For the year ended December 31, 2007, net revenues from our three largest clients amounted to 38% of our net revenues, with the three largest clients representing 15%, 12% and 11%, respectively.

We expect that a relatively small number of clients will continue to represent a significant percentage of our net revenue. The contracts with our clients generally can be terminated on short notice. The loss of business from any significant client or our failure to continue to obtain new business would have a material and adverse effect on our business and revenues.

Loss of key personnel, or failure to attract and retain additional personnel, may cause the success and growth of our business to suffer.

Our future success depends on the personal efforts and abilities of the principal members of our senior management and scientific team to provide strategic direction, develop business, provide service to our clients, manage our operations and finances, and maintain a cohesive and stable environment. The loss of their services might significantly delay or prevent the achievement of business development and strategic objectives. As a provider of complex clinical trial support services, our success depends on our ability to retain key employees and to attract additional qualified employees. Competition for qualified personnel is intense and we cannot assure you that we will be able to retain existing personnel or attract and retain additional highly qualified employees in the future. The loss of services of any of our key executives may have a material and adverse affect on our business operations, results of operations and financial position.

Competition for our key executives and skilled personnel, particularly those with a medical degree, a Ph.D. or equivalent degrees, is intense. We compete with clinical research organizations, pharmaceutical and biotechnology companies, and academic and research institutions that have far greater financial resources to recruit skilled personnel. Our inability to attract and retain qualified executives and scientific staff could have a material and adverse affect on our business plan, results of operations and financial condition. There can be no assurance that we will be able to continue to attract and retain qualified executives and scientific staff in the future.

We may bear financial losses because our contracts may be delayed or terminated or reduced in scope for reasons beyond our control.

Our contracts generally may be terminated or reduced in scope either immediately or upon notice. Clients may terminate or delay their contracts for a variety of reasons, including, but not limited to, the failure of products to satisfy safety requirements, unexpected or undesired clinical results, merger or potential merger-related activities, the client’s budget constraints, the client’s decision to terminate the development of a particular product or to end a particular study, insufficient patient enrollment in a study, insufficient investigator recruitment, manufacturing problems resulting in shortages of the product, or our failure to perform our obligations under the contract. For example, in January 2007 a client cancelled a contract having $12.8 million in revenues remaining. This risk of loss or delay of contracts potentially has greater effect as we pursue larger outsourcing arrangements with global pharmaceutical companies.

Also, over the past several years we have observed that clients may be more willing to delay, cancel or reduce contracts more rapidly than in the past. In addition, companies may proceed with fewer clinical trials or conduct them without assistance of contract research organizations as a result of changing priorities or other internal considerations. These factors may cause such companies to cancel contracts with CROs, such as Encorium. The loss, reduction in scope or delay of a significant contract or the loss or delay of multiple contracts could materially and adversely affect our business, results of operations and financial condition.

The fixed price nature of our contracts could have a negative impact on our operating results.

A significant portion of our contracts are at fixed prices. As a result, we bear the risk of cost overruns. If we fail to adequately price our contracts, fail to effectively estimate the cost to complete fixed price contracts, or if we experience significant cost overruns, our business, results of operations and financial condition could be materially and adversely affected. In addition, contacts with our clients are subject to change orders, which occur when the scope of work performed by us needs to be modified from what was originally contemplated by our contract with the client. This can occur, for example, when there is a change in a key study assumption or parameter or a significant change in timing. Under U.S. generally accepted accounting principles, we cannot recognize additional revenue anticipated from change orders until appropriate documentation is received by us from the client authorizing the change made. However, if we incur additional expense in anticipation of receipt of that documentation, we must recognize the expense as incurred. Further, we may not be successful convincing our clients to approve change orders which change the scope of current contracts. Such under-pricing or significant cost overruns could have a material adverse effect on our business, results of operations, financial condition or cash flows.

Changes in outsourcing trends in the pharmaceutical and biotechnology industries could materially and adversely affect our operating results and growth rate.

Industry trends and economic factors that affect our clients in the pharmaceutical, biotechnology and medical device industries also affect our business. Our revenues depend greatly on the expenditures made by the pharmaceutical, biotechnology and medical device industries in research and development. The practice of many companies in these industries has been to hire outside organizations like us to conduct clinical research projects. This practice has grown significantly in the last decade, and we have benefited from this trend. However, if this trend were to change and companies in these industries were to reduce the number of research and development projects they outsource, our business could be materially and adversely affected. For example, over the past several years, mergers and other factors in the pharmaceutical industry appear to have slowed decision-making by pharmaceutical companies and delayed drug development projects. The continuation of or increase of these trends could have a negative affect on our business.

Additionally, numerous governments and managed care organizations have undertaken efforts to control growing healthcare costs through legislation, regulation and voluntary agreements with medical care providers and pharmaceutical companies. If future regulatory cost containment efforts limit the profits that can be derived on new drugs, our clients might reduce their research and development spending, which could reduce our business.

Failure to comply with existing regulations could harm our reputation and our operating results.

Any failure on our part to comply with applicable regulations could result in the termination of on-going clinical research or the disqualification of data for submission to regulatory authorities. For example, if we were to fail to verify that patient participants were fully informed and had fully consented to a particular clinical trial, the data collected from that trial could be disqualified. If this were to happen, we could be contractually required to repeat the trial at no further cost to our client, but at a substantial cost to us. The issuance of a notice from the FDA based upon a finding of a material violation by us of GCP requirements could result in contractual liability to our clients and/or the termination of ongoing studies which could materially and adversely affect our results of operations. Similar notices could be issued from the regulatory authorities in other countries where we conduct clinical studies. Furthermore, our reputation and prospects for future work could be materially and adversely diminished.

If we are unable to successfully develop and market new services in the United States, Europe and internationally, our results could be materially and adversely affected.

An element of our growth strategy is the successful development and marketing of new services that complement or expand our existing business. If we are unable to develop new services and create demand for those newly developed services, we may not be able to implement this element of our growth strategy, and our future business, results of operations and financial condition could be materially and adversely affected. For example, Remedium has invested in the creation and administrative set-up of international subsidiaries which have sustained operating losses to date. We may need to make additional investments in these subsidiaries in the future and there is no assurance that additional investments will enable us to achieve our objectives. In addition, we are considering expanding our international operations by other means, such as commencing business partnerships or clinical studies in countries where we do not have subsidiaries. The profitability of our international subsidiaries and operations depends, in part, on client acceptance and use of our services. There can be no assurance that our international subsidiaries or operations will be profitable in the future or that any revenue resulting from them will be sufficient to recover the investment in them. If our international operations or subsidiaries do not develop as anticipated, our business, results of operations and financial condition may be materially and adversely affected.

Changes in governmental regulation could reduce the need for the services we provide, which would negatively affect our future business opportunities.

In recent years the United States Congress, state legislatures and foreign governments have considered various types of health care reform in order to control growing health care costs. The United States Congress, state legislatures and foreign governments may again address health care reform in the future. We are unable to predict what legislative proposals will be adopted in the future, if any.

Implementation of health care reform legislation that results in additional costs to develop new drugs could limit the profits that can be made by our clients from the development of new products. This could adversely affect our clients’ research and development expenditures, which could in turn decrease the business opportunities available to us both in the United States and elsewhere. In addition, new laws or regulations may create a risk of liability, increase our costs or limit our service offerings. We cannot predict the likelihood of any of these events.

Governmental agencies throughout the world, but particularly in the U.S., strictly regulate the drug development and approval process. Our business involves helping pharmaceutical, biotechnology and medical device companies navigate the regulatory drug approval process. Any changes in drug approval regulatory requirements such as the introduction of simplified drug approval procedures or an increase in regulatory requirements that we have difficulty satisfying, could eliminate or substantially reduce the need for our services. These and other changes in regulation could have an impact on the business opportunities available to us. As a result, our business, results of operations and financial condition may be materially and adversely affected.

Proposed and future laws and regulations, including laws and regulations relating to the confidentiality of patient information, might increase the cost of our business, increase our risks of liability or limit our service offerings.

Various governments might adopt healthcare legislation or regulations that are more burdensome than existing regulations. These changes could increase our expenses or limit our ability to offer some of our products or services. For example, the confidentiality of patient specific information and the circumstances under which it may be released for inclusion in our databases or used in other aspects of our business are subject to substantial government regulation. Additional legislation governing the possession, use and dissemination of medical record information and other personal health information has been proposed at both the state and national levels and is likely to be proposed in other countries. Proposed federal regulations governing patient specific health information might require us to implement new security measures that require substantial expenditures or limit our ability to offer some of our products and services. These regulations might also increase our costs by creating new privacy requirements and mandating additional privacy procedures for our business, thereby materially and adversely affecting our business, results of operations and financial condition.

Adverse changes in general economic or political conditions in any of the major countries in which we do business could adversely affect our business, operating results and financial position.

Recently, general worldwide economic conditions have experienced a downturn due to slower economic activity, concerns about inflation and deflation, increased energy costs, decreased consumer confidence, reduced corporate profits and capital spending, adverse business conditions, the ongoing effects of the war in Iraq, recent international conflicts and terrorist and military activity, and the impact of natural disasters and public health emergencies. If economic growth in the United States and other countries’ economies is slowed, many customers may delay or reduce spending on our services, which would harm our business, results of operations and financial condition.

Our operations may be interrupted by the occurrence of a natural disaster or other catastrophic event.

We depend upon our clients, study sites and our facilities, as well as the ability to readily travel among these, for the continued operation of our business. We also depend upon the continuous, effective, reliable and secure operation of our computer hardware, software, networks, telecommunications networks, internet servers and related infrastructure. However, catastrophic events, including terrorist attacks, could still disrupt our operations, those of our clients or study sites, or our ability to travel among these locations, which would also affect us. Although we carry business interruption insurance, we might suffer losses as a result of business interruptions that exceed the coverage available under our insurance policies. Any natural disaster or catastrophic event affecting our facilities could have a material and adverse affect on our business and results of operations.

Our success depends on our ability to keep pace with rapid technological changes that could make our products and services less competitive or obsolete.

The clinical research aspects of the pharmaceutical, biotechnology and medical device industries are subject to increasingly rapid technological changes. Our competitors or others might develop technologies, products or services that are more effective or commercially attractive than our current or future technologies, products or services, or render our technologies, products or services less competitive or obsolete. For example, if our proprietary technology systems were to become less competitive or obsolete, our ability to develop new business and our operating results would be adversely affected. If competitors introduce superior technologies, products or services and we cannot make enhancements to our technologies, products and services necessary for us to remain competitive, our competitive position, and in turn our business, results of operations and financial condition, would be materially and adversely affected.

We may have exposure to substantial personal injury claims and may not have adequate insurance to cover such claims.

Our business primarily involves the testing of experimental drugs and biologics or other regulated products on consenting human volunteers pursuant to a study protocol. These tests create a risk of liability for personal injury to or death of volunteers resulting from negative reactions to the drugs administered or from improper care provided by third-party investigators, particularly to volunteers with life-threatening illnesses. In connection with many clinical trials, we contract with physicians to serve as investigators in conducting clinical trials to test new drugs on human volunteers. We do not believe that we are legally accountable for the medical care rendered by third party investigators, and we seek to limit our liability with our clients, third party investigators and others. Although our contracts with clients generally include indemnity provisions and we have loss insurance, our financial condition and results of operations could be materially and adversely affected if we had to pay damages or incur defense costs in connection with a claim that is outside the scope of an indemnity or insurance coverage. Additionally, our financial condition could be materially and adversely affected if our liability exceeds the amount of our insurance.

Contractual indemnification provisions generally do not protect us against liability arising from certain of our own actions, such as negligence. Our financial condition and results of operations could be materially and adversely affected if we were required to pay damages or bear the cost of defending any claim which is not covered by a contractual indemnification provision, in the event that a party who must indemnify us does not fulfill its indemnification obligations, or if the amount we are required to pay is beyond the level of our insurance coverage. In addition, we may not be able to continue to maintain adequate insurance coverage on terms acceptable to us.

If we are unable to attract suitable willing volunteers for the clinical trials of our clients, our results could be materially and adversely affected.

One of the factors on which we compete is the ability to recruit independent investigators who can identify volunteers for the clinical studies we manage on behalf of our clients. These clinical trials rely upon the ready accessibility and willing participation of volunteer subjects. These subjects generally include volunteers from the communities in which the studies are conducted, which to date have provided an adequate pool of potential subjects for research studies. Many of our contracts include payments for achieving specific targets directly tied to the recruitment of study subjects. The trials we manage and our operating results could be materially and adversely affected if we are unable to attract suitable and willing volunteers on a consistent basis.

If we are unable to safeguard our networks and clients’ data, our clients may not use our services and our business may be harmed.

Our networks may be vulnerable to unauthorized access, computer hacking, computer viruses and other security problems. An individual who circumvents security measures could misappropriate proprietary information or cause interruptions or malfunctions in our operations. We may be required to expend significant resources to protect against the threat of security breaches or to alleviate problems caused by any breaches. Security measures that we adopt from time to time may be inadequate.

We may have difficulty obtaining director and officer liability insurance in acceptable amounts for acceptable rates.

We cannot assure that we will be able to obtain in the future sufficient director and officer liability insurance coverage at acceptable rates and with acceptable deductibles and other limitations. Failure to obtain such insurance could materially harm our financial condition in the event that we are required to defend against and resolve any future securities class actions or other claims made against us or our management. Further, the inability to obtain such insurance in adequate amounts may impair our future ability to retain and recruit qualified officers and directors.

We do not intend to pay dividends.

We have never paid any cash dividends on our common stock and do not expect to declare or pay any cash or other dividends in the foreseeable future.

We currently fail to meet two of NASDAQ’s listing requirements and if our common stock is delisted it could negatively impact the price of our common stock, our ability to access the capital markets and the liquidity of our common stock.

Our common stock began trading on the NASDAQ Capital Market in December 1997. There are several requirements for continued listing on the NASDAQ Capital Market including, but not limited to, a minimum stock price of $1.00 per share and either (i) $2.5 million or more in stockholders’ equity, (ii) market capitalization of $35 million or more, or (iii) net income in the last fiscal year, or two of the last three fiscal years, of $500,000 or more.

For the last 30 consecutive business days the bid price of our common stock has closed below the minimum $1.00 per share required for continued inclusion on the NASDAQ Capital Market, and consequently we are not in compliance with the requirements for continued listing of our common stock. However, given the current extraordinary market conditions, NASDAQ has suspended enforcement of the bid price and market value of publicly held shares requirements through July 19, 2009. As a result, if the Company’s closing bid price of the Company’s common stock is less than $1.00 for a period of thirty consecutive days after July 19, 2009, we may receive notification from NASDAQ that our common stock will be delisted from the NASDAQ Capital Market unless the stock closes at or above $1.00 per share for at least ten consecutive days during the 180-day period following such notification.

In addition, on September 25, 2008, the Company received a notification from NASDAQ stating that the Company failed to comply with NASDAQ’s independent audit committee requirements as set forth in Marketplace Rule 4350. The Company has until the earlier of the Company’s next annual shareholders’ meeting or September 5, 2009 to regain compliance. If we fail to comply and cannot remedy our noncompliance during any applicable notice or grace periods, our common stock could be delisted from the Nasdaq Capital Market.

If delisted from the NASDAQ Capital Market, our common stock will likely be quoted in the over-the-counter market in the so-called “pink sheets” or quoted in the OTC Bulletin Board. In addition, our common stock would be subject to the rules promulgated under the Securities Exchange Act of 1934 relating to “penny stocks.” These rules require brokers who sell securities that are subject to the rules, and who sell to persons other than established customers and institutional accredited investors, to complete required documentation, make suitability inquiries of investors and provide investors with information concerning the risks of trading in the security. These requirements would make it more difficult to buy or sell our common stock in the open market. In addition, the delisting of our common stock could materially adversely affect our ability to raise capital on terms acceptable to us or at all. Delisting from the NASDAQ Capital Market could also have other negative results, including the potential loss of confidence by clients and employees, the loss of institutional investor interest and fewer business development opportunities.

Failure to comply with Section 404 of the Sarbanes-Oxley Act could negatively impact the market price of our stock Failure to maintain effective internal controls in accordance price.

If, in the future, we fail to maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain an effective internal control environment could negatively impact the market price of our common stock.

If branded pharmaceutical, biotechnology, generic drug or medical device companies reduce their expenditures, our future revenue and profitability may be reduced.

Our business and continued expansion depend on the research and development expenditures of our clients which, in turn, are impacted by their profitability. If these companies want to reduce costs, they may proceed with fewer clinical trials and other drug development. An economic downturn or other factors may cause our clients to decrease their research and development expenditures which could adversely affect our revenues and profitability.

Actions or inspections by regulatory authorities may cause clients not to award future contracts to us or to cancel existing contracts, which may have a material and adverse effect on our results of operations.

We may be subject to continuing inspections of our facilities and documentation in connection with studies we have conducted in support of marketing applications, or routine inspections of our facilities that have yet to be inspected by regulatory authorities. Regulatory authorities can have significant authority over the conduct of clinical trials, and they have the power to take regulatory and legal action in response to violations of clinical standards, subject protection and regulatory requirements in the form of civil and criminal fines, injunctions and other measures. If, for example, the FDA obtains an injunction, such action could result in significant obstacles to future operations. Additionally, there is a risk that actions by regulatory authorities, if they result in significant inspectional observations or other measures, could cause clients not to award us future contracts or to cancel existing contracts. Depending upon the amount of revenue lost, the results could have a material and adverse affect on our results of operations.

We might lose business opportunities as a result of healthcare reform.

Numerous governments have undertaken efforts to control healthcare costs through legislation, regulation and voluntary agreements with healthcare providers and drug companies. Healthcare reform could reduce the demand for our services and, as a result, our revenue. In the last several years, the U.S. Congress has reviewed several comprehensive healthcare reform proposals. The proposals are intended to expand healthcare coverage for the uninsured and reduce the growth of total healthcare expenditures. Congress has also considered and may adopt legislation which could have the effect of putting downward pressure on the prices that pharmaceutical and biotechnology companies can charge for prescription drugs. Any such legislation could cause our customers to spend less on research and development. If this were to occur, we could have fewer clinical trials for our business, which could reduce our earnings. Similarly, pending healthcare reform proposals outside the U.S. could negatively impact revenues from foreign operations.

Our business is subject to international economic, political and other risks that could negatively affect our results of operations or financial position.

A significant portion of our revenues are derived from countries outside the U.S. and we anticipate that revenues from foreign operations will grow. Accordingly, our business is subject to risks associated with doing business internationally, including:

•	less stable political and economic environments and changes in a specific country’s or region’s political or economic conditions,

•	potential negative consequences from changes in tax laws affecting our ability to repatriate profits,

•	unfavorable labor regulations,

•	greater difficulties in managing and staffing foreign operations,

•

the need to ensure compliance with the numerous regulatory and legal requirements applicable to our business in each of these jurisdictions, and to maintain an effective compliance program to ensure compliance,

•	changes in trade policies, regulatory requirements and other barriers,

•	civil unrest or other catastrophic events, and

•	longer payment cycles of foreign customers and difficulty collecting receivables in foreign jurisdictions.

These factors are beyond our control. The realization of any of these or other risks associated with operating in foreign countries could have a material adverse effect on our business, results of operations or financial condition.

Our substantial non-U.S. operations expose us to currency risks.

We operate in many countries and are subject to exchange rate gains and losses for multiple currencies. We may also be subject to foreign currency transaction risk when our service contracts are denominated in a currency other than the currency in which we incur expenses or earn fees related to such contracts. Changes in the exchange rate foreign currencies and the U.S. dollar could materially affect the translation of our subsidiaries’ financial results into U.S. dollars for purposes of reporting our consolidated financial results.

RISKS RELATED TO THE SALE OF THE COMPANY’S U.S. BUSINESS AND ENCORIUM OY

We may not be able to complete the sale of the Company’s assets of the U.S. business and Encorium Oy

Although we have entered into non-binding term sheets with purchasers for the assets of the U.S. business and Encorium Oy, we have not yet entered into definitive agreements with respect to such transactions. No assurances can be given that we will successfully conclude the sale of the U.S. business or Encorium Oy in a timely fashion or at all for a number of reasons, including, but not limited to (i) the failure of the purchasers to satisfactorily complete due diligence; (ii) our failure to obtain a fairness opinion relating to the sale price of Encorium Oy; (iii) our inability to negotiate definitive agreements; and (vi) with respect to the sale of Encorium Oy, our inability to obtain the required stockholder approval. If the transactions are not completed, it may have a negative effect on our stock trading price.

We will incur significant expenses related to the proposed sale of the assets of the U.S. business and Encorium Oy.

The proposed sale of the assets of the U.S. Business and Encorium Oy will result in significant costs to Encorium. We expect these costs to consist primarily of fees for investment bankers, attorneys, accountants, filing fees, and financial printing. Our current estimates of these costs are preliminary and are subject to change. Accordingly, the aggregate amount of these costs may be greater than currently anticipated. The substantial majority of the costs will be incurred whether or not the proposed transactions are consummated.

We could lose clients as a result of uncertainty regarding the proposed sale of the U.S. assets and Encorium Oy

Uncertainty regarding the acquisition of the proposed sale of the assets of the U.S. business and Encorium Oy, as well as fear of diversion of management and employees attention during the transaction and integration period, could lead some clients to select other vendors. The loss of business from significant clients could have a negative effect on our business and thus our ability to consummate the transactions.

The proposed sale of the Company’s assets of the U.S. Business and Encorium Oy may not result in a premium to the current stock price.

The definitive terms of the transaction for the sale of the assets of the U.S. Business and Encorium Oy have not been negotiated. Any distribution to stockholders as a result of such sale may not be at a premium to the current market price of the common stock.

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

In this discussion, the terms “Company,” “we,” “us” and “our” refer to Encorium Group, Inc. and our consolidated subsidiaries, except where it is made clear otherwise.

Forward Looking Statements

When used in this Report on Form 10-Q and in other public statements, both oral and written, by the Company and Company officers, the words “estimate,” “project,” “expect,” “intend,” “believe,” “anticipate” and similar expressions are intended to identify forward-looking statements regarding events and trends that may affect our future operating results and financial position. Such statements are subject to risks and uncertainties that could cause our actual results and financial position to differ materially. Such factors include, among others: (i) the risk that we may not have sufficient funds to operate our business; (ii) our success in attracting new business and retaining existing clients and projects; (iii) the size, duration and timing of clinical trials we are currently managing may change unexpectedly; (iv) the termination, delay or cancellation of clinical trials we are currently managing could cause revenues and cash-on-hand to decline unexpectedly; (v) the timing difference between our receipt of contract milestone or scheduled payments and our incurring costs to manage these trials; (vi) outsourcing trends in the pharmaceutical, biotechnology and medical device industries; (vii) the ability to maintain profit margins in a competitive marketplace; (viii) our ability to attract and retain qualified personnel; (ix) the sensitivity of our business to general economic conditions; (x) other economic, competitive, governmental and technological factors affecting our operations, markets, products, services and prices; (xi) announced awards received from existing and potential customers are not definitive until fully negotiated contracts are executed by the parties; (xii) our backlog may not be indicative of future results and may not generate the revenues expected; (xiii) our ability to successfully integrate the business of Remedium Oy, which we acquired on November 1, 2006; (xiv) the performance of the combined businesses to operate successfully and generate growth; and (xv) uncertainties regarding the availability of additional capital and continued listing of our common stock on Nasdaq. You should not place undue reliance on any forward-looking statement. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events. Please refer to the section entitled “Risk Factors” beginning on page 46 in this Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 for a more complete discussion of factors which could cause our actual results and financial position to change.

Overview

We are a clinical research organization that engages in the design and management of complex clinical trials for the pharmaceutical, biotechnology and medical device industries. Our mission is to provide our clients with high quality, full-service support for their clinical trials. We offer therapeutic expertise, experienced team management and advanced technologies. Our headquarters is in Wayne, Pennsylvania and our international operations are based in Espoo, Finland.

The following discussion should be read in conjunction with the Company’s consolidated financial statements and notes thereto.

On May 11, 2009, we announced that we had entered into non-binding letters of intent to sell certain assets of the Company’s U.S. business and its wholly-owned subsidiary, Encorium Oy, to two separate groups.

On May 18, 2009, we announced an update with respect to the sale of the Company’s U.S. business whereby the initial letter of intent had been terminated and that the Company had entered into another letter of intent with Pierrel SpA, an international contract research organization listed on Milano’s Stock Exchange.

Subject to the negotiation of a definitive agreement, pursuant to the letter of intent, Pierrel has the right to purchase the U.S. Line of Business for a purchase price equal to a percentage of the Company’s U.S. backlog calculated as of the closing or $1.35 million, whichever is greater, less the amount, if any, that assumed current liabilities, less assumed current assets exceeds $350 thousand. In addition to the purchase price payable at closing, Pierrel will pay Encorium a 10% commission on the value of any new contract, net of pass-through costs, executed after the closing date but prior to December 31, 2009, which constitute part of the Company’s pipeline at closing.

The closing of each transaction is subject to the completion of due diligence, execution of definitive agreements, and the fulfillment of certain closing conditions, including, with respect to the sale of Encorium Oy, stockholder approval.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the three months ended March 31, 2009 was $3.0 million. Our cash and cash equivalents as of March 31, 2009 was $2.3 million. In the event we do not consummate the sales described above, we anticipate that will meet our cash requirements at least into the first quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. In the event we are unable to do so, we will be required to obtain additional capital from external sources or significantly reduce our operating costs, which may include the cessation of operations in some countries or liquidation of the Company.

Net revenue is derived principally from the design, management and monitoring of clinical research studies. Clinical research service contracts generally have terms ranging from several months to several years. A portion of the contract fee is generally payable upon execution of the contract, with the balance payable in installments over the life of the contract. Several of our older contracts contain payment schedules that are weighted towards the later stages of the contract. A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance basis. To measure the performance, we compare actual direct costs incurred to estimated total contract direct costs, which we believe is the best indicator of the performance of the contract obligations as the costs relate to the labor hours incurred to perform the service.

Contracts generally may be terminated by clients immediately or with short notice. Clinical trials may be terminated or delayed for several reasons including, among others, unexpected results or adverse patient reactions to the drug, inadequate patient enrollment or investigator recruitment, manufacturing problems resulting in shortages of the drug, budget constraints of clients or decisions by the client to de-emphasize or terminate a particular trial, development efforts on a particular drug or our failure to properly perform our obligations. Depending on the size of the trial in question, a client’s decision to terminate or delay a trial in which we participate could have a material and adverse effect on our backlog, future revenue and results from operations.

General

The information set forth and discussed below for the three months ended March 31, 2009 and 2008 is derived from the Consolidated Condensed Financial Statements included elsewhere herein. The financial information set forth and discussed below is unaudited but, in the opinion of management, reflects all adjustments (primarily consisting of normal recurring adjustments) necessary for a fair presentation of such information. The results of our operations for a particular quarter may not be indicative of results expected during the other quarters or for the entire year.

Our quarterly results can fluctuate as a result of a number of factors, including our success in attracting new business, the size and duration of clinical trials, the timing of client decisions to conduct new clinical trials or to cancel or delay ongoing trials, changes in cost estimates to complete ongoing trials, and other factors, many of which are beyond our control.

Net revenue is derived principally from the design, management and monitoring of clinical research studies. Clinical research service contracts generally have terms ranging from several months to several years. A portion of the contract fee is generally payable upon execution of the contract, with the balance payable in installments over the life of the contract. A significant portion of our net revenue is recognized from fixed-price contracts on a proportional performance basis. To measure the performance, we compare actual direct costs incurred to estimated total contract direct costs, which we believe is the best indicator of the performance of the contract obligations as the costs relate to the labor hours incurred to perform the service. Total direct costs are incurred for each contract and compared to estimated total direct costs for each contract to determine the percentage of the contract that is completed. This percentage is multiplied by the estimated total contract value to determine the amount of net revenue recognized.

Contracts generally may be terminated by clients immediately or with short notice. Clinical trials may be terminated or delayed for several reasons, including, among others, unexpected results or adverse patient reactions to the drug, inadequate patient enrollment or investigator recruitment, manufacturing problems resulting in shortages of the drug or decisions by the client to de-emphasize or terminate a particular trial or development efforts on a particular drug. Depending on the size of the trial in question, a client’s decision to terminate or delay a trial in which we participate could have a material and adverse effect on our backlog, future revenue and results from operations.

Our backlog was approximately $31.2 million as of March 31, 2009 as compared to $40.0 million as of March 31, 2008. Our backlog consists of anticipated net revenue from signed contracts and letters of intent that either have not started but are anticipated to begin in the near future or are in process and have not yet been completed. Many of our studies and projects are performed over an extended period of time, which may be several years. Amounts included in backlog have not yet been recognized as net revenue in our Consolidated Statements of Operations. Once contracted work begins, net revenue is recognized over the life of the contract on a proportional performance basis. The recognition of net revenue and contract terminations, if any, reduces our backlog while the awarding of new business increases our backlog. For the three months ended March 31, 2009 we obtained approximately $3.5 million of new business awards as compared to approximately $6.3 million for the three months ended March 31, 2008.

We believe that our backlog as of any date may not necessarily be a meaningful predictor of future results because backlog can be affected by a number of factors including the size and duration of contracts, many of which are performed over several years. Additionally, contracts relating to our clinical trial business may be subject to early termination by the client or delay for many reasons, as described above. Also, the scope of a contract can change during the course of a study. For these reasons, we might not be able to fully realize our entire backlog as net revenue.

The following table sets forth amounts for certain items in our consolidated statements of operations expressed as a percentage of net revenue. The following table excludes revenue and costs related to reimbursable out-of-pocket expenses because they are not generated by the services we provide, do not yield any gross profit to us, and do not have any impact on our net income. We believe this information is useful to our investors because it presents the net revenue and expenses that are directly attributable to the services we provide to our clients and provides a more accurate picture of our operating results and margins.

Percentage of net revenue, excluding reimbursable out-of-pocket expenses:

	Three Months Ended March 31,
	2009	2008
Net revenue	100.0%	100.0%
Operating expenses
Direct	62.2%	74.0%
Selling, general and administrative	38.0%	46.4%
Depreciation	2.7%	8.6%
Loss from operations	(2.9)%	(29.0)%
Net loss	(2.8)%	(26.8)%

Contractual Obligations and Commitments

We did not enter into any capital lease obligations during the three months ended March 31, 2009 and 2008. We are committed under a number of non-cancelable operating leases, primarily related to office space and other office equipment.

In June 2008, the Company decreased by approximately 10,774 to 23,252 the amount of square feet under the lease agreement for its corporate office located in Wayne, Pennsylvania. The term of the lease was also extended to December 31, 2014 from November 30, 2009 and the monthly lease payments were reduced from approximately $79 thousand to approximately $53 thousand. Under the terms of the agreement, the Company was required to establish an irrevocable letter of credit in the amount $170,000 as a security deposit. The amount of the letter of credit is reduced by approximately $28,333 each year beginning on June 1, 2009 until reduced to $0 on December 31, 2014. The letter of credit was obtained in June 2008 and is included in “Other Assets”.

Below is a summary of our future payment commitments by year under contractual obligations. Actual amounts paid under these agreements could be higher or lower than the amounts shown below as a result of changes in volume and other variables:

	2009	2010	2011	Thereafter	Total
Obligations under capital leases	$67,665	$90,220	$90,220	$26,838	$274,943
Operating leases	1,823,991	1,849,180	1,520,295	3,229,814	$8,423,280
Employment agreements	603,667	443,250	237,000	—	$1,283,917
Service agreements	469,404	—	—	—	$469,404

Total	$2,964,727	$2,382,650	$1,847,515	$3,256,652	$10,451,544

In 2009, we anticipate capital expenditures of approximately $100,000—$200,000 for leasehold improvements, software applications, workstations, personal computer equipment and related assets. With the exception of the aforementioned change in the lease agreement of our corporate offices located in Wayne, Pennsylvania, there have been no material changes to the above data since December 31, 2008.

Critical Accounting Policies and Estimates

The following discussion should be read in conjunction with the consolidated financial statements and notes thereto.

Our consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. On an ongoing basis, management evaluates its judgments and estimates. Management bases its judgments and estimates on historical experience and on various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. Management considers the following policies to be most critical in understanding the more complex judgments that are involved in preparing our consolidated financial statements and the uncertainties that could affect our results of operations and financial condition.

Revenue Recognition

A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance method based on assumptions regarding the estimated completion of the project. This method is used because management considers total costs incurred to be the best available measure of progress on these contracts.

Each month costs are accumulated on each project and compared to total estimated cost to complete to determine the degree of completion for that particular project. This determines the percentage of completion for the project. This percentage of completion is multiplied by the contract value to determine the amount of revenue to be recognized. As the work progresses, original estimates may be adjusted due to revisions in the scope of work or other factors and a contract modification may be negotiated with the customer to cover additional costs. Our accounting policy for recognizing revenue for changes in scope is to recognize revenue when the Company has reached agreement with the client, the services pursuant to the change in scope have been performed, the price has been set forth in the change of scope document and collectability is reasonably assured based on our course of dealings with the client. We bear the risk of cost overruns on work performed absent a signed contract modification. Because of the inherent uncertainties in estimating costs, it is reasonably possible that the cost estimates used will change in the near term and may have a material adverse impact on our financial performance.

In the past, we have had to commit unanticipated resources to complete projects resulting in lower gross margins on those projects. These unanticipated additional costs occurred on several long term contracts which we completed or substantially completed during 2004. These contracts spanned a period of three to six years. We may experience similar situations in the future although our current contracts in process are of a shorter duration and subject to less cost volatility. Should our estimated costs on fixed price contracts prove to be low in comparison to actual costs, future margins could be reduced, absent our ability to negotiate a contract modification.

There are no standard billing and payment provisions which are present in each contract. Each contract has separate and distinct billing and payment terms which are the result of negotiation between us and the client. Billings and the related payment terms from fixed price contracts are generally determined by provisions in the contract that may include certain payment schedules and the submission of required billing detail. The payment schedule in the contract reflects the value of services to be performed by us at the initiation of the contract. The payment schedule may include the value of certain interim service components as well as periodic payments which are reasonably assured at the start of the contract and which we expect to receive during the duration of the contract. Accordingly, cash receipts, including the receipt of up front payments, periodic payments and payments related to the achievement of certain billing mechanisms, do not necessarily correspond to cost incurred and revenue recognized on contracts. A contract’s payment structure typically requires an upfront payment of 10% to 20% of the contract value at or shortly after the initiation of the contract, a series of periodic payments over the life of the contract and payments based upon the achievement of certain billing mechanisms. The upfront payments are deferred and recognized as revenues and services are performed under the proportional performance method. Periodic payments, including payments related to the achievement of certain billing mechanisms in the contract, are invoiced pursuant to the terms of the contract once the agreed upon services criteria have been achieved. Payments based upon interim billing mechanisms are included in the value of the contract because we expect to receive them during the term of the contract. All payments received pursuant to the contract are recognized in accordance with the proportional performance method. In a comprehensive full service drug development program, the client would not generally purchase certain service components separately but as an integrated, full service arrangement in connection with the development of the drug.

Clients generally may terminate a contract on short notice which might cause unplanned periods of excess capacity and reduced revenues and earnings. Client initiated delays or cancellations for ongoing clinical trials can come suddenly and may not be foreseeable. To offset the effects of early termination of significant contracts, we attempt to negotiate the payment of an early termination fee as part of the original contract. Generally, we have not been successful in negotiating such fees. Our contracts typically require payment to us of expenses incurred to wind down a study and fees earned to date. Therefore, revenue recognized prior to cancellation does not require a significant adjustment upon cancellation. If we determine that a loss will result from the performance of a fixed price contract, the entire amount of the estimated loss is charged against income in the period in which such determination is made.

Our accounting policy for recognizing revenue for terminated projects requires us to perform a reconciliation of study activities versus the activities set forth in the contract. We negotiate with the client, pursuant to the terms of the existing contract, regarding the wind up of existing study activities in order to clarify which services the client wants us to perform. Once we and the client agree on the reconciliation of study activities and the agreed upon services have been performed by us, we would record the additional revenue provided collectability is reasonably assured.

Our operations have experienced, and may continue to experience, period-to-period fluctuations in net service revenue and results from operations. Because we generate a large proportion of our revenues from services performed at hourly rates, our revenues in any period is directly related to the number of employees and the number of hours worked by those employees during that period. Our results of operations in any one quarter can fluctuate depending upon, among other things, the number of weeks in the quarter, the number and related contract value of ongoing client engagements, the commencement, postponement and termination of engagements in the quarter, the mix of revenue, the extent of cost overruns, employee hiring, employee utilization, vacation patterns, exchange rate fluctuations and other factors.

Reimbursable Out-of-Pocket Expenses

On behalf of our clients, we pay fees to investigators and other out-of-pocket costs for which we are reimbursed at cost, without mark-up or profit. Effective January 1, 2002, in connection with the required implementation of Financial Accounting Standards Board Emerging Issues Task Force Rule No. 01-14, “Income Statement Characterization of Reimbursements Received for ‘Out-of-Pocket’ Expenses Incurred”, out-of-pocket costs are now included in Operating Expenses, while the reimbursements received are reported separately as Reimbursement Revenue in the Consolidated Statements of Operations.

As is customary in the industry, we will continue to exclude from revenue and expense in the Consolidated Statements of Operations fees paid to investigators and the associated reimbursement since we act as an agent on behalf of the pharmaceutical company sponsors with regard to investigator payments, in accordance with EITF No. 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent”. These investigator fees are not reflected in our Net Revenue, Reimbursement Revenue, Reimbursement Out-of-Pocket Expenses, and/or Direct Expenses. The amounts of investigator fees for the three months ended March 31, 2009 and 2008 were $1.3 million and $2.2 million, respectively.

Stock-Based Compensation

The Company has adopted equity incentive plans that provide for the granting of stock options to employees, directors, advisors and consultants.

Effective January 1, 2006, we adopted SFAS No. 123R using the Modified Prospective Approach. SFAS 123R revises SFAS No. 123, “Accounting for Stock Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”. SFAS No. 123R requires the costs for all share-based payments to employees, including grants of employee stock options, to be recognized in financial statements based on their fair values at grant date, or the date of later modification, over the requisite period. In addition, SFAS No. 123R requires unrecognized cost (based on the amounts previously disclosed in our pro forma footnote disclosure) related to options vesting after the date of initial adoption to be recognized in the financial statements over the remaining requisite period.

The grant date fair value of each stock option is based on the underlying price on the date of grant and is determined using an option pricing model. The option pricing model requires the use of estimates and assumptions as to (a) the expected volatility of the price of underlying stock option (b) the expected life of the option and (c) the risk free rate for the expected life of the option. The Company is currently using the Black-Scholes option pricing model to determine the grant date fair value of each stock option.

Expected volatility is based on historical volatility of our common stock. We use historical data on exercises of stock options and other factors to estimate the expected life of the share-based payments granted. For the options granted prior to January 1, 2006, we determined the expected life to be 5 years, and an expected life of 4 years for any options granted between January 1, 2006 and December 31, 2006. For options granted subsequent to January 1, 2007 we determined the expected life to be 7 years due to the adoption of a new stock option plan under which these shares were issued. The risk free rate is based on the U.S. Treasury bond rate commensurate with the expected life of the option. Forfeiture rates are estimated based upon past voluntary termination behavior and past option forfeitures.

The estimated annual share-based compensation expense relating to SFAS No. 123R for the twelve months ended December 31, 2009 is expected to be $226 thousand. The Company recognized stock-based compensation expense of $56 thousand, or $0.01 on a basic and diluted earning per share basis, for the three months ended March 31, 2009. The Company recognized stock-based compensation expense of $71 thousand for the three months ended March 31, 2008, or $0.01 on a basic and diluted earning per share basis.

Goodwill and Intangible Assets

The Company follows the provisions of SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets,” applicable to business combinations. In accordance with these standards, goodwill acquired in connection with the acquisition of Remedium was not amortized. However, the identifiable intangible assets acquired in connection with the acquisition of Remedium are being amortized over their useful lives. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. The identifiable intangibles acquired in connection with the acquisition of Remedium are also subject to impairment testing under SFAS No. 142, whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Management determined that it should perform its impairment testing of goodwill as of September 30, 2008 due to the continuing challenging business conditions and the resulting weakness in the Company’s stock price as of the end of its third quarter. The fair value for the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. As a result, the Company recorded an impairment charge of $1.86 million in the third quarter of 2008. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

Foreign Currency Translation

The functional currency of the Company is the U.S. dollar. The functional currency of the Company’s foreign operations generally is the applicable local currency for each foreign subsidiary. Assets and liabilities of foreign subsidiaries are translated at the spot rate in effect for the reporting date, and consolidated statements of operations are translated at the average exchange rates in effect during the applicable period. The resulting unrealized cumulative translation adjustment, net of applicable income taxes, is recorded as a component of accumulated other comprehensive income in stockholder’s equity.

Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the accompanying consolidated condensed statements of operations as unrealized (based on the applicable period exchange rate) or realized upon settlement of the transactions.

Results of Operations

Three Months Ended March 31, 2009 Compared With Three Months Ended March 31, 2008

Net revenue for the three months ended March 31, 2009 decreased by $460 thousand to $7.0 million as compared to $7.5 million for the three months ended March 31, 2008. The decrease in net revenues was primarily due to a $800 thousand decrease in revenues generated by our European operations that was offset by a $340 thousand increase in revenues generated in the U.S. Of the $800 thousand decrease in revenue generated by our European operations, approximately $668 thousand was attributable to unfavorable foreign currency fluctuations for the three months ended March 31, 2009 compared with the same prior year period. The increase in net revenues generated in the U.S. was primarily due to a delay in recognizing revenue on a legacy project and additional revenue resulting from a significant increase in contract value for an ongoing clinical study that was signed during the first quarter of 2009. There were $3.5 million of announced new business awards for the three months ended March 31, 2009 compared to $6.3 million for the three months ended March 31, 2008. For the three months ended March 31, 2009, net revenue from our largest clients amounted to 51% of our net revenue, with the largest clients representing 21%, 20% and 10% of net revenue, respectively. For the three months ended March 31, 2008, net revenue from our largest clients amounted to 33% of our net revenue, with the largest clients representing 12%, 11% and 10% of net revenue, respectively.

Reimbursement revenue consisted of reimbursable out-of-pocket expenses incurred on behalf of our clients. Reimbursements are made at cost, without mark-up or profit, and therefore have no impact on net income.

Direct expenses included compensation and other expenses directly related to conducting clinical studies. These costs decreased by approximately $1.2 million to $4.4 million for the three months ended March 31, 2009 from $5.5 million for the three months ended March 31 2008. The decrease in direct expenses was primarily due to an $800 thousand decrease in direct expense of our European operations and approximately $400 thousand decrease in direct expenses incurred by our U.S. operations. Of the $800 thousand decrease in direct expense of our European operations, approximately $440 thousand was attributable to favorable foreign currency fluctuations for the three months ended March 31, 2009 compared with the same prior year period. In addition, direct expenses decreased as a result of reductions in staff and subcontractors utilized on active clinical studies being conducted in the U.S. and Europe during the three months ended March 31, 2009 compared to same prior year period. Direct expenses as a percentage of net revenue decreased by 11.8% to 62.2% for the three months ended March 31, 2009 as compared to 74.0% for the three months ended March 31, 2008, primarily due to reduced staffing costs, recognizing revenue on a legacy project and the additional revenue resulting from an increase in contract value for an ongoing clinical study that was signed during the first quarter of 2009

Selling, general, and administrative expenses (“SG&A”) includes the salaries, wages and benefits of all administrative, financial and business development personnel and all other support expenses not directly related to specific contracts. These costs decreased by approximately $800 thousand to $2.7 million for the three months ended March 31, 2009 from $3.5 million for the three months ended March 31, 2008. The decrease in SG&A was due primarily to staff reductions and reductions in overhead cost in our U.S. operations of approximately $660 thousand. Reductions in SG&A also resulted from approximately $250 thousand of favorable foreign currency fluctuations by our European operations. As a percentage of revenues, SG&A expenses decreased by 8.4% to 38.0% for the three months ended March 31, 2009 compared with 46.4% the prior year period.

Depreciation and amortization expense decreased by $450 thousand to $190 thousand for the three months ended March 31, 2009 from $640 thousand for the three months ended March 31, 2008, primarily as a result of certain intangible assets acquired as part of the Remedium acquisition being fully amortized.

Loss from operations decreased by $2.0 million to $200 thousand for the three months ended March 31, 2009 compared to loss from operations of $2.2 million from operations for the three months ended March 31, 2008, primarily for the reasons noted in the preceding paragraphs.

Net interest expense for the three months ended March 31, 2009 was $4 thousand compared to net interest income of $51 thousand for the three months ended March 31, 2008. This decrease was due to a reduction in the amount of cash on hand during the three months ended March 31, 2009 compared to the same prior year period.

The income tax benefit of $8 thousand was principally related to the reversal of the deferred tax liability that was established for the difference between the assigned values of the intangible assets acquired and the tax basis of the intangible assets acquired in the Remedium acquisition. There was no income tax provision for the prior period due to the losses incurred. In the United States the Company is in a net operating loss carry forward position. However, due to our recent loss history, and uncertainty regarding the realization of deferred tax assets, these deferred tax assets have been fully reserved as of March 31, 2009.

Net loss for the three months ended March 31, 2009 was $195 thousand, or $(0.01) per diluted share, as compared to a net loss of $2 million, or $(0.10) per diluted share for the three months ended March 31, 2008.

Liquidity and Capital Resources

On May 11, 2009, we announced that we had entered into non-binding letters of intent to sell certain assets of the Company’s U.S. business and its wholly-owned subsidiary, Encorium Oy, to two separate groups.

On May 18, 2009, we announced an update with respect to the sale of the Company’s U.S. business whereby the initial letter of intent had been terminated and that the Company had entered into another letter of intent with Pierrel SpA, an international contract research organization listed on Milano’s Stock Exchange.

Subject to the negotiation of a definitive agreement, pursuant to the letter of intent, Pierrel has the right to purchase the U.S. Line of Business for a purchase price equal to a percentage of the Company’s U.S. backlog calculated as of the closing or $1.35 million, whichever is greater, less the amount, if any, that assumed current liabilities, less assumed current assets exceeds $350 thousand. In addition to the purchase price payable at closing, Pierrel will pay Encorium a 10% commission on the value of any new contract, net of pass-through costs, executed after the closing date but prior to December 31, 2009, which constitute part of the Company’s pipeline at closing.

The closing of each transaction is subject to the completion of due diligence, execution of definitive agreements, and the fulfillment of certain closing conditions, including, with respect to the sale of Encorium Oy, stockholder approval.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the three months ended March 31, 2009 was $3.0 million. Our cash and cash equivalents as of March 31, 2009 was $2.3 million. In the event the sales described above are not consummated, we anticipate that we will meet our cash requirements at least into the first quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. In the event we are unable to do so, we will be required to obtain additional capital from external sources or significantly reduce our operating costs, which may include the cessation of operations in some countries or liquidation of the Company.

Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment, coupled with the Company’s current financial position.

Given the current levels of the trading price of the Company’s common stock, if the Company were to raise additional capital by issuing equity securities, existing stockholders’ percentage ownership would be reduced and they would experience substantial dilution. If we were to raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. If we are unable to obtain additional capital, we will scale back our operations until such capital is obtained or seek stockholder approval to wind down operations and liquidate the Company. It is unclear whether there would be funds available for distribution to our stockholders if we seek stockholder approval to wind down operations. Any decision to liquidate the Company may occur at any point during or before the first quarter of 2010.

Our contracts usually require a portion of the contract amount to be paid at the time the contract is initiated. Additional payments are generally made upon completion of negotiated performance milestones, or on a regularly scheduled basis, throughout the life of the contract. Accordingly, cash receipts do not necessarily correspond to costs incurred and revenue recognized. For terminated studies, our contracts frequently entitle us to receive the costs of winding down the terminated project, as well as all fees earned by us up to the time of termination.

Net revenue is recognized on a proportional performance basis. We typically receive a low volume of large-dollar receipts. As a result, the number of days net revenue outstanding in accounts receivable, costs and estimated earnings in excess of related billings, customer advances, and billings in excess of related costs will fluctuate due to the timing and size of billings and cash receipts. At March 31, 2009, the net days revenue outstanding decreased by 13 days to (22) days compared to (35) days at December 31, 2008. Compared to December 31, 2008, accounts receivable increased $373 thousand to $4.2 million at March 31, 2009, primarily due an increase in billing related to our ongoing active clinical studies in Europe.

Costs and estimated earnings in excess of related billings on uncompleted contracts increased by $65 thousand to $1.5 million as of March 31, 2009 compared to $1.4 million as of December 31, 2008. The balance at March 31, 2009 primarily consisted of 3 clinical trials. The top two balances constituted 39% and 33% of the balance.

This balance is mostly attributable to a delay in the timing of billings compared to when the work was performed. The $800 thousand decrease in the liability account, billings in excess of related costs and estimated earnings on uncompleted contracts, to $2.5 million as of March 31, 2009 from $3.3 million as of December 31, 2008, resulted primarily from the performance of services related to client contracts. Customer advances decreased by $1.8 million to $3.5 million from $5.3 million as of December 31, 2008 resulting from utilization of advances received from our clients for investigator fees and pass through payments.

Our net cash used by operating activities was approximately $3 million for the three months ended March 31, 2009, compared to net cash used by operating activities of $2.8 million for the three months ended March 31, 2008. The $150 thousand increase is primarily related to increases in accounts receivable, prepaid expenses, cost and estimated earnings in excess of related billings on uncompleted contracts, other assets and decreases in accrued expenses for the three months ended March 31, 2009 as compared to same prior year period. Net cash used by investing activities was $12 thousand for the three months ended March 31, 2009 and represented purchases of computer equipment and software applications. This compares to net cash used by investing activities of $72 thousand for the three months ended March 31, 2008, which was also used to purchase computer equipment and software applications. Net cash provided by financing activities was $25 thousand for the three months ended March 31, 2009, compared with net cash provided by financing activities of $40 thousand for the three months ended March 31, 2008. The primary difference related to $46 thousand of short-term borrowings used to fund our European operations during the first three months of 2008

As a result of these cash flows, our cash and cash equivalents balance at March 31, 2009 was $2.3 million as compared to $5.7 million at December 31, 2008.

We purchased approximately $12 thousand of computer equipment and software applications for three months ended March 31, 2009. We anticipate capital expenditures of approximately $138,000—$188,000 during the remainder of 2009, primarily for leasehold improvements, software applications, workstations, personal computer equipment and related assets.

RECENTLY ISSUED ACCOUNTING STANDARDS:

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurement” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We adopted SFAS No. 157 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS No. 158”). SFAS No. 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business. SFAS No. 158 also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. This statement is effective for the first fiscal year ending after December 15, 2006 for initial recognition and December 15, 2008 for measurement of plan assets and benefit obligations. We adopted SFAS No. 158 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”). SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective in the first fiscal year that begins after November 15, 2007. We adopted SFAS No. 159 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”) which replaces SFAS No. 141, Business Combinations. The scope of SFAS 141R is broader than that of SFAS No. 141, which applied only to business combinations in which control was obtained by transferring consideration. SFAS 141R revises accounting and reporting standards for business combinations and applies to all transactions or other events in which an entity obtains control of one or more businesses by transferring consideration as well as combinations achieved without the transfer of consideration. By applying the same method of accounting – the acquisition method – to all transactions and other events in which one entity obtains control over one or more other businesses, this statement is intended to improve the comparability of the information about business combinations provided in financial reports. SFAS 141R applies prospectively to business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently in the process of evaluating SFAS 141R, and has not yet determined the impact, if any, that accounting for future business combinations under SFAS 141R, effective January 1, 2009, will have on its consolidated results of operations or financial position.

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market Risk

The fair value of cash and cash equivalents, investigator payment advances, accounts receivable, costs and estimated earnings in excess of related billings on uncompleted contracts, accounts payable, accrued expenses and billings in excess of related costs and estimated earnings on uncompleted contracts are not materially different than their carrying amounts as reported at March 31, 2009 and March 31, 2008.

Foreign Currency Exchange Risk

The Company is exposed to foreign currency exchange risk through its international operations. For the three months ended March 31, 2009, approximately 60% of our net revenue was derived from contracts denominated in other than U.S. Dollars compared to 30% of net revenues for the three months ended March 31, 2008. The increase in the percentage of net revenue derived from contracts denominated in currencies other than the U.S. Dollar is principally attributable to an increase in revenue generated by our European operations, favorable foreign exchange fluctuations, and a decrease in revenue generated by our U.S. operations. Since our financial results are reported in U.S. Dollars changes in foreign currency exchange rates could adversely affect our results of operations and financial condition. To date, we have not engaged in any derivative or contractual hedging activities related to our foreign exchange exposures.

Assets and liabilities of the Company’s international operations are translated into U.S. Dollars at exchange rates in effect on the balance sheet date and equity accounts are translated at historical exchange rates. Revenue and expense items are translated at average exchange rates in effect during the period. Gains or losses from translating foreign currency financial statements are recorded in a separate stockholders equity account entitled “Accumulated Other Comprehensive Income”. The cumulative translation adjustment included in accumulated other comprehensive income for the three months ended March 31, 2009 and 2008 was $402 thousand and $230 thousand, respectively.

Inflation

We believe that the effects of inflation generally do not have a material adverse impact on our operations or financial condition.

ITEM 4T.	CONTROLS AND PROCEDURES

A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within our company have been detected. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

The Company’s principal executive officer and principal financial officer, with the participation of other members of the Company’s management, have evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities and Exchange Act of 1934, as amended) as of the end of the period covered by this report (the “Evaluation Date”) and, based on that evaluation, concluded that, as of the Evaluation Date, the Company’s disclosure controls and procedures were effective to ensure that information that is required to be disclosed in its reports under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to management, including the Company’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Our management, including our principal executive and principal financial officers, has evaluated any changes in our internal control over financial reporting that occurred during the quarter ended March 31, 2009, and has concluded that there was no change that occurred during the quarter ended March 31, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II. OTHER INFORMATION

ITEM 1A.	RISK FACTORS

BUSINESS RISKS

We may not be able to meet our cash requirements without implementing cost cutting initiatives, increasing revenues, and maintaining current customer contracts; failure to do so will result in the need to raise additional capital or significantly reduce our operating costs, which may include the cessation of operations in certain countries or liquidation of the Company.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the three months ended March 31, 2009 was $3.0 million. Our cash and cash equivalents as of March 31, 2009 was $2.3 million. In the event the sale of the U.S. business and the sale of our wholly-owned subsidiary, Encorium Oy, are not consummated, we anticipate that will meet our cash requirements at least into the first quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. In the event we are unable to do so, in order for the Company to continue as a going concern we will be required to obtain additional capital from external sources or significantly reduce our operating costs, which may include the cessation of operations in some countries or liquidation of the Company.

Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment, coupled with the Company’s current financial position.

Given the current levels of the trading price of the Company’s common stock, if the Company were to raise additional capital by issuing equity securities, existing stockholders’ percentage ownership would be reduced and they would experience substantial dilution. If we were to raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. If we are unable to obtain additional capital, we will scale back our operations until such capital is obtained or seek stockholder approval to wind down operations and liquidate the Company. It is unclear whether there would be funds available for distribution to our stockholders if we seek stockholder approval to wind down operations. Any decision to liquidate the Company may occur at any point during or before the first quarter of 2010.

The perception that we may not be able to continue as a going concern may adversely affect our business.

Any perception that we may not be able to continue as a going concern may cause others to choose not to deal with us due to concerns about our ability to meet our contractual obligations and may adversely affect our ability to win new contracts and/or raise additional capital.

Our backlog may not be indicative of future results.

Backlog is the amount of revenue that remains to be earned and recognized on written awards, signed contracts and letters of intent. We cannot be certain that the backlog we have reported will be indicative of our future results. A number of factors may affect our backlog, including: the ability of clients to reduce or expand the size and duration of the projects (some are performed over several years); the termination or delay of projects; and a change in the scope of work during the course of a project. In addition since our backlog is reported in U.S. Dollars, but the majority of our contracts are denominated in currencies other than the U.S. Dollar, changes in the foreign currency exchange rates could reduce the amount of backlog reported.

Also, if clients delay projects, the projects will remain in backlog, but will not generate revenue at the rate originally expected. Accordingly, historical indications of the relationship of backlog to revenues may not be indicative of future results and should not be relied upon.

Our inability to forecast our revenue pipeline or convert revenue pipeline into contracts could increase fluctuations in our revenue and financial results.

We use a “pipeline” system, a common industry practice, to forecast contract awards and trends in our business. Our management team monitors the status of all potential contract awards, including the potential dollar amount of each contract transaction. We aggregate these estimates periodically to generate a pipeline and then evaluate the pipeline to identify trends in our business. This pipeline analysis and related estimates of revenue may differ significantly from actual revenues in a particular reporting period. When customers delay contracts, reduce the amount of their contract or cancel contracts altogether, it will reduce the rate of conversion of the pipeline into contracts and our revenues will be harmed. Our inability to respond to a variation in the pipeline or in the conversion of the pipeline into contracts in a timely manner, or at all, could cause us to plan or budget inaccurately and thereby could adversely affect our results of operations and financial condition.

Our operating results can be expected to fluctuate from period to period.

Fluctuating operating results are usually due to the level of new business awards in a particular period and the timing of the initiation, progress or cancellation of significant projects. Even a short acceleration or delay in such projects could have a material effect on our results in a given reporting period. Varying periodic results could adversely affect the price of our common stock if investors react to our reporting operating results which are less favorable than in a prior period or lower than those anticipated by investors or the financial community generally.

Our stock price may continue to experience fluctuations.

The market prices of securities of thinly-traded companies such as ours generally are highly volatile. For example, since January 1, 2008, the price of our common stock reached a high of $2.42 on February 1, 2008 and a low of $.17 on March 23, 2009.

In this market environment, the sale of a substantial number of shares of our common stock in the public market or the perception that such a sale might occur would likely have a materially adverse effect on the market price of our common stock.

Any litigation brought against us as a result of this volatility could result in substantial costs and a diversion of our management’s attention and resources, which could negatively impact our financial condition, revenues, results of operations, and the price of our common stock.

If we raise additional capital by issuing equity securities in a fluctuating market, many or all of our existing stockholders may experience substantial dilution, and if we need to raise capital by issuing equity securities at a time when our stock price is down, we may have difficulty raising sufficient capital to meet our requirements.

We may incur additional impairment charges which may adversely affect our results of operations.

The Company follows the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations “ and SFAS No. 142, “ Goodwill and Other Intangible Assets ,” applicable to business combinations. In accordance with these standards, goodwill acquired in connection with the acquisition of Remedium was not amortized. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Management determined that it should perform its impairment testing of goodwill as of September 30, 2008 due to the continuing challenging business conditions and the resulting weakness in the Company’s stock price as of the end of its third quarter. The fair value for the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. As a result, the Company recorded an impairment charge of $1.86 million in the third quarter of 2008. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

Impairment testing involves various estimates and assumptions, which could vary, and an analysis of relevant market data and market capitalization. If our stock price continues to decline or if economic conditions continue to deteriorate, we may incur additional impairment charges which may adversely impact our results of operations and financial condition.

Failure to develop new business in our intensely competitive industry will cause our revenues to decline.

The market for clinical research services is highly competitive. We primarily compete against in-house departments of pharmaceutical, biotechnology and medical device companies and other clinical research organizations. Competitors in our industry range from small, limited-service providers to full service, global clinical research organizations. Many of our competitors have an established global presence, including Quintiles Transnational Corp., Covance, Inc., Parexel International Corporation, Pharmaceutical Product Development, Inc., Icon Clinical Research, and Kendle International, Inc. In addition, many of our competitors have substantially greater financial and other resources than we do. Significant factors in determining whether we will be able to compete successfully include: our consultative and clinical trials design capabilities; our reputation for on-time quality performance; our expertise and experience in specific therapeutic areas; the scope of our service offerings; our ability to recruit investigators and study subjects in a timely manner; our strength in various geographic markets; the price of our services; our ability to acquire, process, analyze and report data in a time-saving and accurate manner; our global data services capabilities; our ability to manage large-scale clinical trials both domestically and internationally; and our size.

If our services are not competitive based on these or other factors and we are unable to develop an adequate level of new business, our business, backlog position, financial condition and results of operations will be materially and adversely affected. In addition, we may compete for fewer clients arising out of consolidation within the pharmaceutical industry and the growing tendency of drug companies to outsource to a smaller number of preferred clinical research organizations that have far greater resources and capabilities.

Our services may from time to time experience periods of increased price competition that could have a material adverse effect on our profitability and revenues. Additionally, the CRO industry is not highly capital-intensive, and the financial costs of entry into the industry are relatively low. Therefore, as a general matter, the industry has few barriers to entry. Newer, smaller entities with specialty focuses, such as those aligned to a specific disease or therapeutic area, may compete aggressively against us for clients.

We depend on a small number of industries and clients for our business, and the loss of one of our significant clients could cause revenues to drop quickly and unexpectedly.

Historically, projects in the fields of cardiovascular, oncology, immunology, vaccines, medical devices as well as clinical staff outsourcing have represented 50-75% of our European project work, although the mix of projects is subject to change from year to year. For the year ended December 31, 2008, net revenues from our three largest clients amounted to 29% of our net revenues, with the three largest clients representing 10%, 10% and 9% of our net revenues, respectively. None of our European clients represented more than 10% of our net revenues in 2008. For the year ended December 31, 2007, net revenues from our three largest clients amounted to 38% of our net revenues, with the three largest clients representing 15%, 12% and 11%, respectively.

We expect that a relatively small number of clients will continue to represent a significant percentage of our net revenue. The contracts with our clients generally can be terminated on short notice. The loss of business from any significant client or our failure to continue to obtain new business would have a material and adverse effect on our business and revenues.

Loss of key personnel, or failure to attract and retain additional personnel, may cause the success and growth of our business to suffer.

Our future success depends on the personal efforts and abilities of the principal members of our senior management and scientific team to provide strategic direction, develop business, provide service to our clients, manage our operations and finances, and maintain a cohesive and stable environment. The loss of their services might significantly delay or prevent the achievement of business development and strategic objectives. As a provider of complex clinical trial support services, our success depends on our ability to retain key employees and to attract additional qualified employees. Competition for qualified personnel is intense and we cannot assure you that we will be able to retain existing personnel or attract and retain additional highly qualified employees in the future. The loss of services of any of our key executives may have a material and adverse affect on our business operations, results of operations and financial position.

Competition for our key executives and skilled personnel, particularly those with a medical degree, a Ph.D. or equivalent degrees, is intense. We compete with clinical research organizations, pharmaceutical and biotechnology companies, and academic and research institutions that have far greater financial resources to recruit skilled personnel. Our inability to attract and retain qualified executives and scientific staff could have a material and adverse affect on our business plan, results of operations and financial condition. There can be no assurance that we will be able to continue to attract and retain qualified executives and scientific staff in the future.

We may bear financial losses because our contracts may be delayed or terminated or reduced in scope for reasons beyond our control.

Our contracts generally may be terminated or reduced in scope either immediately or upon notice. Clients may terminate or delay their contracts for a variety of reasons, including, but not limited to, the failure of products to satisfy safety requirements, unexpected or undesired clinical results, merger or potential merger-related activities, the client’s budget constraints, the client’s decision to terminate the development of a particular product or to end a particular study, insufficient patient enrollment in a study, insufficient investigator recruitment, manufacturing problems resulting in shortages of the product, or our failure to perform our obligations under the contract. For example, in January 2007 a client cancelled a contract having $12.8 million in revenues remaining. This risk of loss or delay of contracts potentially has greater effect as we pursue larger outsourcing arrangements with global pharmaceutical companies.

Also, over the past several years we have observed that clients may be more willing to delay, cancel or reduce contracts more rapidly than in the past. In addition, companies may proceed with fewer clinical trials or conduct them without assistance of contract research organizations as a result of changing priorities or other internal considerations. These factors may cause such companies to cancel contracts with CROs, such as Encorium. The loss, reduction in scope or delay of a significant contract or the loss or delay of multiple contracts could materially and adversely affect our business, results of operations and financial condition.

The fixed price nature of our contracts could have a negative impact on our operating results.

A significant portion of our contracts are at fixed prices. As a result, we bear the risk of cost overruns. If we fail to adequately price our contracts, fail to effectively estimate the cost to complete fixed price contracts, or if we experience significant cost overruns, our business, results of operations and financial condition could be materially and adversely affected. In addition, contacts with our clients are subject to change orders, which occur when the scope of work performed by us needs to be modified from what was originally contemplated by our contract with the client. This can occur, for example, when there is a change in a key study assumption or parameter or a significant change in timing. Under U.S. generally accepted accounting principles, we cannot recognize additional revenue anticipated from change orders until appropriate documentation is received by us from the client authorizing the change made. However, if we incur additional expense in anticipation of receipt of that documentation, we must recognize the expense as incurred. Further, we may not be successful convincing our clients to approve change orders which change the scope of current contracts. Such under-pricing or significant cost overruns could have a material adverse effect on our business, results of operations, financial condition or cash flows.

Changes in outsourcing trends in the pharmaceutical and biotechnology industries could materially and adversely affect our operating results and growth rate.

Industry trends and economic factors that affect our clients in the pharmaceutical, biotechnology and medical device industries also affect our business. Our revenues depend greatly on the expenditures made by the pharmaceutical, biotechnology and medical device industries in research and development. The practice of many companies in these industries has been to hire outside organizations like us to conduct clinical research projects. This practice has grown significantly in the last decade, and we have benefited from this trend. However, if this trend were to change and companies in these industries were to reduce the number of research and development projects they outsource, our business could be materially and adversely affected. For example, over the past several years, mergers and other factors in the pharmaceutical industry appear to have slowed decision-making by pharmaceutical companies and delayed drug development projects. The continuation of or increase of these trends could have a negative affect on our business.

Additionally, numerous governments and managed care organizations have undertaken efforts to control growing healthcare costs through legislation, regulation and voluntary agreements with medical care providers and pharmaceutical companies. If future regulatory cost containment efforts limit the profits that can be derived on new drugs, our clients might reduce their research and development spending, which could reduce our business.

Failure to comply with existing regulations could harm our reputation and our operating results.

Any failure on our part to comply with applicable regulations could result in the termination of on-going clinical research or the disqualification of data for submission to regulatory authorities. For example, if we were to fail to verify that patient participants were fully informed and had fully consented to a particular clinical trial, the data collected from that trial could be disqualified. If this were to happen, we could be contractually required to repeat the trial at no further cost to our client, but at a substantial cost to us. The issuance of a notice from the FDA based upon a finding of a material violation by us of GCP requirements could result in contractual liability to our clients and/or the termination of ongoing studies which could materially and adversely affect our results of operations. Similar notices could be issued from the regulatory authorities in other countries where we conduct clinical studies. Furthermore, our reputation and prospects for future work could be materially and adversely diminished.

If we are unable to successfully develop and market new services in the United States, Europe and internationally, our results could be materially and adversely affected.

An element of our growth strategy is the successful development and marketing of new services that complement or expand our existing business. If we are unable to develop new services and create demand for those newly developed services, we may not be able to implement this element of our growth strategy, and our future business, results of operations and financial condition could be materially and adversely affected. For example, Remedium has invested in the creation and administrative set-up of international subsidiaries which have sustained operating losses to date. We may need to make additional investments in these subsidiaries in the future and there is no assurance that additional investments will enable us to achieve our objectives. In addition, we are considering expanding our international operations by other means, such as commencing business partnerships or clinical studies in countries where we do not have subsidiaries. The profitability of our international subsidiaries and operations depends, in part, on client acceptance and use of our services. There can be no assurance that our international subsidiaries or operations will be profitable in the future or that any revenue resulting from them will be sufficient to recover the investment in them. If our international operations or subsidiaries do not develop as anticipated, our business, results of operations and financial condition may be materially and adversely affected.

Changes in governmental regulation could reduce the need for the services we provide, which would negatively affect our future business opportunities.

In recent years the United States Congress, state legislatures and foreign governments have considered various types of health care reform in order to control growing health care costs. The United States Congress, state legislatures and foreign governments may again address health care reform in the future. We are unable to predict what legislative proposals will be adopted in the future, if any.

Implementation of health care reform legislation that results in additional costs to develop new drugs could limit the profits that can be made by our clients from the development of new products. This could adversely affect our clients’ research and development expenditures, which could in turn decrease the business opportunities available to us both in the United States and elsewhere. In addition, new laws or regulations may create a risk of liability, increase our costs or limit our service offerings. We cannot predict the likelihood of any of these events.

Governmental agencies throughout the world, but particularly in the U.S., strictly regulate the drug development and approval process. Our business involves helping pharmaceutical, biotechnology and medical device companies navigate the regulatory drug approval process. Any changes in drug approval regulatory requirements such as the introduction of simplified drug approval procedures or an increase in regulatory requirements that we have difficulty satisfying, could eliminate or substantially reduce the need for our services. These and other changes in regulation could have an impact on the business opportunities available to us. As a result, our business, results of operations and financial condition may be materially and adversely affected.

Proposed and future laws and regulations, including laws and regulations relating to the confidentiality of patient information, might increase the cost of our business, increase our risks of liability or limit our service offerings.

Various governments might adopt healthcare legislation or regulations that are more burdensome than existing regulations. These changes could increase our expenses or limit our ability to offer some of our products or services. For example, the confidentiality of patient specific information and the circumstances under which it may be released for inclusion in our databases or used in other aspects of our business are subject to substantial government regulation. Additional legislation governing the possession, use and dissemination of medical record information and other personal health information has been proposed at both the state and national levels and is likely to be proposed in other countries. Proposed federal regulations governing patient specific health information might require us to implement new security measures that require substantial expenditures or limit our ability to offer some of our products and services. These regulations might also increase our costs by creating new privacy requirements and mandating additional privacy procedures for our business, thereby materially and adversely affecting our business, results of operations and financial condition.

Adverse changes in general economic or political conditions in any of the major countries in which we do business could adversely affect our business, operating results and financial position.

Recently, general worldwide economic conditions have experienced a downturn due to slower economic activity, concerns about inflation and deflation, increased energy costs, decreased consumer confidence, reduced corporate profits and capital spending, adverse business conditions, the ongoing effects of the war in Iraq, recent international conflicts and terrorist and military activity, and the impact of natural disasters and public health emergencies. If economic growth in the United States and other countries’ economies is slowed, many customers may delay or reduce spending on our services, which would harm our business, results of operations and financial condition.

Our operations may be interrupted by the occurrence of a natural disaster or other catastrophic event.

We depend upon our clients, study sites and our facilities, as well as the ability to readily travel among these, for the continued operation of our business. We also depend upon the continuous, effective, reliable and secure operation of our computer hardware, software, networks, telecommunications networks, internet servers and related infrastructure. However, catastrophic events, including terrorist attacks, could still disrupt our operations, those of our clients or study sites, or our ability to travel among these locations, which would also affect us. Although we carry business interruption insurance, we might suffer losses as a result of business interruptions that exceed the coverage available under our insurance policies. Any natural disaster or catastrophic event affecting our facilities could have a material and adverse affect on our business and results of operations.

Our success depends on our ability to keep pace with rapid technological changes that could make our products and services less competitive or obsolete.

The clinical research aspects of the pharmaceutical, biotechnology and medical device industries are subject to increasingly rapid technological changes. Our competitors or others might develop technologies, products or services that are more effective or commercially attractive than our current or future technologies, products or services, or render our technologies, products or services less competitive or obsolete. For example, if our proprietary technology systems were to become less competitive or obsolete, our ability to develop new business and our operating results would be adversely affected. If competitors introduce superior technologies, products or services and we cannot make enhancements to our technologies, products and services necessary for us to remain competitive, our competitive position, and in turn our business, results of operations and financial condition, would be materially and adversely affected.

We may have exposure to substantial personal injury claims and may not have adequate insurance to cover such claims.

Our business primarily involves the testing of experimental drugs and biologics or other regulated products on consenting human volunteers pursuant to a study protocol. These tests create a risk of liability for personal injury to or death of volunteers resulting from negative reactions to the drugs administered or from improper care provided by third-party investigators, particularly to volunteers with life-threatening illnesses. In connection with many clinical trials, we contract with physicians to serve as investigators in conducting clinical trials to test new drugs on human volunteers. We do not believe that we are legally accountable for the medical care rendered by third party investigators, and we seek to limit our liability with our clients, third party investigators and others. Although our contracts with clients generally include indemnity provisions and we have loss insurance, our financial condition and results of operations could be materially and adversely affected if we had to pay damages or incur defense costs in connection with a claim that is outside the scope of an indemnity or insurance coverage. Additionally, our financial condition could be materially and adversely affected if our liability exceeds the amount of our insurance.

Contractual indemnification provisions generally do not protect us against liability arising from certain of our own actions, such as negligence. Our financial condition and results of operations could be materially and adversely affected if we were required to pay damages or bear the cost of defending any claim which is not covered by a contractual indemnification provision, in the event that a party who must indemnify us does not fulfill its indemnification obligations, or if the amount we are required to pay is beyond the level of our insurance coverage. In addition, we may not be able to continue to maintain adequate insurance coverage on terms acceptable to us.

If we are unable to attract suitable willing volunteers for the clinical trials of our clients, our results could be materially and adversely affected.

One of the factors on which we compete is the ability to recruit independent investigators who can identify volunteers for the clinical studies we manage on behalf of our clients. These clinical trials rely upon the ready accessibility and willing participation of volunteer subjects. These subjects generally include volunteers from the communities in which the studies are conducted, which to date have provided an adequate pool of potential subjects for research studies. Many of our contracts include payments for achieving specific targets directly tied to the recruitment of study subjects. The trials we manage and our operating results could be materially and adversely affected if we are unable to attract suitable and willing volunteers on a consistent basis.

If we are unable to safeguard our networks and clients’ data, our clients may not use our services and our business may be harmed.

Our networks may be vulnerable to unauthorized access, computer hacking, computer viruses and other security problems. An individual who circumvents security measures could misappropriate proprietary information or cause interruptions or malfunctions in our operations. We may be required to expend significant resources to protect against the threat of security breaches or to alleviate problems caused by any breaches. Security measures that we adopt from time to time may be inadequate.

We may have difficulty obtaining director and officer liability insurance in acceptable amounts for acceptable rates.

We cannot assure that we will be able to obtain in the future sufficient director and officer liability insurance coverage at acceptable rates and with acceptable deductibles and other limitations. Failure to obtain such insurance could materially harm our financial condition in the event that we are required to defend against and resolve any future securities class actions or other claims made against us or our management. Further, the inability to obtain such insurance in adequate amounts may impair our future ability to retain and recruit qualified officers and directors.

We do not intend to pay dividends.

We have never paid any cash dividends on our common stock and do not expect to declare or pay any cash or other dividends in the foreseeable future.

We currently fail to meet two of NASDAQ’s listing requirements and if our common stock is delisted it could negatively impact the price of our common stock, our ability to access the capital markets and the liquidity of our common stock.

Our common stock began trading on the NASDAQ Capital Market in December 1997. There are several requirements for continued listing on the NASDAQ Capital Market including, but not limited to, a minimum stock price of $1.00 per share and either (i) $2.5 million or more in stockholders’ equity, (ii) market capitalization of $35 million or more, or (iii) net income in the last fiscal year, or two of the last three fiscal years, of $500,000 or more.

For the last 30 consecutive business days the bid price of our common stock has closed below the minimum $1.00 per share required for continued inclusion on the NASDAQ Capital Market, and consequently we are not in compliance with the requirements for continued listing of our common stock. However, given the current extraordinary market conditions, NASDAQ has suspend enforcement of the bid price and market value of publicly held shares requirements through July 19, 2009. As a result, if the Company’s closing bid price of the Company’s common stock is less than $1.00 for a period of thirty consecutive days after July 19, 2009, we may receive notification from NASDAQ that our common stock will be delisted from the NASDAQ Capital Market unless the stock closes at or above $1.00 per share for at least ten consecutive days during the 180-day period following such notification.

In addition, on September 25, 2008, the Company received a notification from NASDAQ stating that the Company failed to comply with NASDAQ’s independent audit committee requirements as set forth in Marketplace Rule 4350. The Company has until the earlier of the Company’s next annual shareholders’ meeting or September 5, 2009 to regain compliance. If we fail to comply and cannot remedy our noncompliance during any applicable notice or grace periods, our common stock could be delisted from the Nasdaq Capital Market.

If delisted from the NASDAQ Capital Market, our common stock will likely be quoted in the over-the-counter market in the so-called “pink sheets” or quoted in the OTC Bulletin Board. In addition, our common stock would be subject to the rules promulgated under the Securities Exchange Act of 1934 relating to “penny stocks.” These rules require brokers who sell securities that are subject to the rules, and who sell to persons other than established customers and institutional accredited investors, to complete required documentation, make suitability inquiries of investors and provide investors with information concerning the risks of trading in the security. These requirements would make it more difficult to buy or sell our common stock in the open market. In addition, the delisting of our common stock could materially adversely affect our ability to raise capital on terms acceptable to us or at all. Delisting from the NASDAQ Capital Market could also have other negative results, including the potential loss of confidence by clients and employees, the loss of institutional investor interest and fewer business development opportunities.

Failure to comply with Section 404 of the Sarbanes-Oxley Act could negatively impact the market price of our stock Failure to maintain effective internal controls in accordance price.

If, in the future, we fail to maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain an effective internal control environment could negatively impact the market price of our common stock.

If branded pharmaceutical, biotechnology, generic drug or medical device companies reduce their expenditures, our future revenue and profitability may be reduced.

Our business and continued expansion depend on the research and development expenditures of our clients which, in turn, are impacted by their profitability. If these companies want to reduce costs, they may proceed with fewer clinical trials and other drug development. An economic downturn or other factors may cause our clients to decrease their research and development expenditures which could adversely affect our revenues and profitability.

Actions or inspections by regulatory authorities may cause clients not to award future contracts to us or to cancel existing contracts, which may have a material and adverse effect on our results of operations.

We may be subject to continuing inspections of our facilities and documentation in connection with studies we have conducted in support of marketing applications, or routine inspections of our facilities that have yet to be inspected by regulatory authorities. Regulatory authorities can have significant authority over the conduct of clinical trials, and they have the power to take regulatory and legal action in response to violations of clinical standards, subject protection and regulatory requirements in the form of civil and criminal fines, injunctions and other measures. If, for example, the FDA obtains an injunction, such action could result in significant obstacles to future operations. Additionally, there is a risk that actions by regulatory authorities, if they result in significant inspectional observations or other measures, could cause clients not to award us future contracts or to cancel existing contracts. Depending upon the amount of revenue lost, the results could have a material and adverse affect on our results of operations.

We might lose business opportunities as a result of healthcare reform.

Numerous governments have undertaken efforts to control healthcare costs through legislation, regulation and voluntary agreements with healthcare providers and drug companies. Healthcare reform could reduce the demand for our services and, as a result, our revenue. In the last several years, the U.S. Congress has reviewed several comprehensive healthcare reform proposals. The proposals are intended to expand healthcare coverage for the uninsured and reduce the growth of total healthcare expenditures. Congress has also considered and may adopt legislation which could have the effect of putting downward pressure on the prices that pharmaceutical and biotechnology companies can charge for prescription drugs. Any such legislation could cause our customers to spend less on research and development. If this were to occur, we could have fewer clinical trials for our business, which could reduce our earnings. Similarly, pending healthcare reform proposals outside the U.S. could negatively impact revenues from foreign operations.

Our business is subject to international economic, political and other risks that could negatively affect our results of operations or financial position.

A significant portion of our revenues are derived from countries outside the U.S. and we anticipate that revenues from foreign operations will grow. Accordingly, our business is subject to risks associated with doing business internationally, including:

•	less stable political and economic environments and changes in a specific country’s or region’s political or economic conditions,

•	potential negative consequences from changes in tax laws affecting our ability to repatriate profits,

•	unfavorable labor regulations,

•	greater difficulties in managing and staffing foreign operations,

•

the need to ensure compliance with the numerous regulatory and legal requirements applicable to our business in each of these jurisdictions, and to maintain an effective compliance program to ensure compliance,

•	changes in trade policies, regulatory requirements and other barriers,

•	civil unrest or other catastrophic events, and

•	longer payment cycles of foreign customers and difficulty collecting receivables in foreign jurisdictions.

These factors are beyond our control. The realization of any of these or other risks associated with operating in foreign countries could have a material adverse effect on our business, results of operations or financial condition.

Our substantial non-U.S. operations expose us to currency risks.

We operate in many countries and are subject to exchange rate gains and losses for multiple currencies. We may also be subject to foreign currency transaction risk when our service contracts are denominated in a currency other than the currency in which we incur expenses or earn fees related to such contracts. Changes in the exchange rate foreign currencies and the U.S. dollar could materially affect the translation of our subsidiaries’ financial results into U.S. dollars for purposes of reporting our consolidated financial results.

RISKS RELATED TO THE SALE OF THE COMPANY’S U.S. BUSINESS AND ENCORIUM OY

We may not be able to complete the sale of the Company’s assets of the U.S. business and Encorium Oy

Although we have entered into non-binding term sheets with purchasers for the assets of the U.S. business and Encorium Oy, we have not yet entered into definitive agreements with respect to such transactions. No assurances can be given that we will successfully conclude the sale of the U.S. business or Encorium Oy in a timely fashion or at all for a number of reasons, including, but not limited to (i) the failure of the purchasers to satisfactorily complete due diligence; (ii) our failure to obtain a fairness opinion relating to the sale price of the U.S. business and Encorium Oy; (iii) our inability to negotiate definitive agreements; and (vi) with respect to the sale of Encorium Oy, our inability to obtain the required stockholder approval. If the transactions are not completed, it may have a negative effect on our stock trading price.

We will incur significant expenses related to the proposed sale of the assets of the U.S. business and Encorium Oy.

The proposed sale of the assets of the U.S. Business and Encorium Oy will result in significant costs to Encorium. We expect these costs to consist primarily of fees for investment bankers, attorneys, accountants, filing fees, and financial printing. Our current estimates of these costs are preliminary and are subject to change. Accordingly, the aggregate amount of these costs may be greater than currently anticipated. The substantial majority of the costs will be incurred whether or not the proposed transactions are consummated.

We could lose clients as a result of uncertainty regarding the proposed sale of the U.S. assets and Encorium Oy

Uncertainty regarding the acquisition of the proposed sale of the assets of the U.S. business and Encorium Oy, as well as fear of diversion of management and employees attention during the transaction and integration period, could lead some clients to select other vendors. The loss of business from significant clients could have a negative effect on our business and thus our ability to consummate the transactions.

The proposed sale of the Company’s assets of the U.S. Business and Encorium Oy may not result in a premium to the current stock price.

The definitive terms of the transaction for the sale of the assets of the U.S. Business and Encorium Oy have not been negotiated. Any distribution to stockholders as a result of such sale may not be at a premium to the current market price of the common stock.

ITEM 6.	EXHIBITS

(a)	Exhibits

31.1	Certification of Chief Executive Officer required by Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ANNEX D

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2009.

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: 0-21145

ENCORIUM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	56-1668867
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

400 Berwyn Park 899 Cassatt Road, Suite 115, Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

610-989-4208

(Registrant’s telephone number, including area code)

One Glenhardie Corporate Center, 1275 Drummers Lane,

Suite 300, Wayne, Pennsylvania

(Former name, former address and former fiscal year, if changed since last report.)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definition of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Act)    Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: As of August 12, 2009, there were 20,523,883 shares of Encorium Group, Inc. common stock issued, par value $.001 per share, which excludes 310,121 shares in treasury.

ENCORIUM GROUP, INC.

PART I. FINANCIAL INFORMATION

ITEM 1.	FINANCIAL STATEMENTS

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(UNAUDITED)

	June 30, 2009	December 31, 2008
Assets
Current Assets
Cash and cash equivalents	$838,696	$5,705,818
Investigator advances	0	1,088,768
Accounts receivable, less allowance of $0 and $97,000 for June 30, 2009 and December 31, 2008, respectively	2,790,665	4,624,161
Prepaid expenses and other	958,731	1,206,088
Prepaid taxes	46,117	28,290
Costs and estimated earnings in excess of related billings on uncompleted contracts	1,260,625	1,443,427

Total Current Assets	5,894,834	14,096,552

Property and Equipment, Net	314,191	1,211,929

Intangible Assets
Goodwill	1,361,520	1,366,269
Other intangibles, Net	3,579,665	3,733,517

Other assets, including net assets held for sale of $2.7M	3,177,303	684,666

Total Assets	$14,327,513	$21,092,933

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$3,088,534	$3,624,071
Accrued expenses	2,799,343	3,004,627
Deferred taxes	272,676	206,173
Obligations under capital leases	46,076	72,542
Billings in excess of related costs and estimated earnings on uncompleted contracts	938,013	3,307,347
Customer advances	1,563,833	5,297,000

Total Current Liabilities	8,708,475	15,511,760

Long Term Liabilities
Obligations under capital leases	63,444	189,680
Deferred taxes	857,458	897,204
Other liabilities, including liabilities held for sale of $2.6M	2,901,254	316,516

Total Long Term Liabilities	3,822,156	1,403,400

Total Liabilities	12,530,631	16,915,160

Stockholders’ Equity
Common stock, $.001 par value 35,000,000 shares authorized, 20,834,004 shares issued and 20,523,883 shares outstanding, respectively	20,834	20,834
Additional paid-in capital	32,495,771	32,417,250
Additional paid-in capital warrants	905,699	905,699
Accumulated deficit	(32,916,484)	(29,737,430)
Accumulated other comprehensive income	2,017,751	1,298,109

Less:	2,523,571	4,904,462
Treasury stock, at cost, 310,121 shares	(726,689)	(726,689)

Total Stockholders’ Equity	1,796,882	4,177,773

Total Liabilities and Stockholders’ Equity	$14,327,513	$21,092,933

See accompanying notes to the consolidated condensed financial statements.

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net revenue	$4,483,263	$5,917,591	$9,021,436	$11,320,070
Reimbursement revenue	799,315	1,059,297	1,915,366	1,968,736

Total Revenue	5,282,578	6,976,888	10,936,802	13,288,806

Operating Expenses
Direct	3,421,073	3,796,212	6,364,975	7,506,880
Reimbursement out-of-pocket expenses	799,315	1,059,297	1,915,366	1,968,736
Selling, general and administrative	2,238,562	2,546,593	4,320,868	4,800,827
Depreciation and amortization	92,877	240,229	183,375	780,275

Total Operating Expenses	6,551,827	7,642,331	12,784,584	15,056,718

Loss from Operations	(1,269,249)	(665,443)	(1,847,782)	(1,767,912)

Interest Income	1,064	7,287	10,107	12,685
Interest Expense	(2,059)	(6,299)	(14,563)	(6,915)

Net Interest (Expense) Income	(995)	988	(4,456)	5,770

Other expense	—	—	—	—

Net Loss from continuing operations before Income Taxes	(1,270,244)	(664,455)	(1,852,238)	(1,762,142)

Income Tax Expense (Benefit)	11	54,766	(7,927)	68,896

Net Loss from continuing operations	$(1,270,255)	$(719,221)	$(1,844,311)	$(1,831,038)

Net loss from discontinued operations	(674,416)	(726,230)	(295,580)	(1,621,793)

Income Tax Expense (Benefit)	—	—	—	—

Net Loss	$(1,944,671)	$(1,445,451)	$(2,139,891)	$(3,452,831)

Weighted Average Common and Common Equivalent Shares Outstanding

Basic	20,523,883	20,603,140	20,523,883	20,603,140
Diluted	20,523,883	20,603,140	20,523,883	20,603,140

Net Loss per Common Share
Continuing Operations	$(0.06)	$(0.03)	$(0.09)	$(0.09)
Discontinued Operations	$(0.03)	$(0.04)	$(0.01)	$(0.08)

Net Loss per Common Share	$(0.09)	$(0.07)	$(0.10)	$(0.17)

See accompanying notes to the consolidated condensed financial statements.

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended June 30,
	2009	2008
Net Cash Used By Operating Activities	$(4,713,471)	$(4,610,070)

Investing Activities:
Prologue acquisition		(500,000)
Purchases of property and equipment	(36,258)	(102,732)

Net Cash Used By Investing Activities	(36,258)	(102,732)

Financing Activities:
Net payments under capital leases	(46,742)	(13,032)
Net cash from short-term borrowings	275,567	22,680

Net Cash Provided By Financing Activities	228,825	9,648

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(346,218)	291,764

Net Decrease In Cash and Cash Equivalents	(4,867,122)	(4,911,390)

Cash and Cash Equivalents, Beginning of Period	5,705,818	9,109,456

Cash and Cash Equivalents, End of Period	$838,696	$4,198,066

See accompanying notes to the consolidated condensed financial statements.

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1. DESCRIPTION OF BUSINESS:

In this discussion, the terms, “Company”, “we”, “us”, and “our”, refer to Encorium Group, Inc. and subsidiaries (formerly known as, “Covalent Group, Inc.”), except where it is made clear otherwise.

We are a clinical research organization that engages in the design and management of complex clinical trials for the pharmaceutical, biotechnology and medical device industries. We were initially incorporated in August 1998 in Nevada. In June 2002, we changed our state of incorporation to Delaware. In November 2006, we expanded our international operations with the acquisition of our wholly-owned subsidiary, Encorium Oy, a CRO founded in 1996 in Finland, which offers clinical trial services to the pharmaceutical and medical device industries. Since 2006 we have conducted substantially all of our European operations through Encorium Oy and its wholly-owned subsidiaries located in Denmark, Estonia, Sweden, Lithuania, Romania, Germany and Poland. On July 16, 2009 the Company sold substantially all of the assets relating to the Company’s US line of business to Pierrel Research USA, Inc., the result of which the Company no longer has any employees or significant operations in the United States. Due to this sale, for the six months ended June 30, 2009 and 2008, the results of the U.S. business have been presented as discontinued operations in the consolidated financial statements.

On May 11, 2009, we announced that we had entered into a non-binding letter of intent to sell our wholly-owned subsidiary, Encorium Oy, to a U.S. based clinical research organization. The terms of the transaction have not been announced and are continuing to be negotiated between the parties. The closing of the sale is subject to the completion if due diligence, execution of definitive agreements and stockholder approval. In the event the sale of Encorium Oy is consummated, the Company will no longer have any operations and the Board of Directors intend to, subject to stockholder approval, adopt a plan to liquidate and dissolve the Company and distribute liquidation proceeds, if any, to the stockholders. We anticipate the transaction will not close until the fourth quarter of 2009.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the six months ended June 30, 2009 was $4.7 million. Our cash and cash equivalents as of June 30, 2009 was $839 thousand. In the event the sale of Encorium Oy is not consummated, we anticipate that we will be able to meet our cash requirements through June of 2010, assuming we are able to fully implement our current cost cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. If the sale of Encorium Oy is not consummated we will continue to seek strategic alternatives, including, but not limited to attempting to secure additional financing. Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment coupled with the Company’s current financial position. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may significantly reduce our operating costs, which may include the cessation of operations in some countries or seek stockholder approval to liquidate and dissolve. Any decision to liquidate and dissolve the Company may occur at any point during or before the first quarter of 2010. It is unclear whether there would be funds available for distribution to our stockholders in these instances. Our consolidated financial statements do not include any adjustment to reflect the possible future effects on the recoverability or classification of assets or the amounts and classification of liabilities that may result from the outcome of our ability to continue as a going concern.

The accompanying consolidated condensed financial statements have been prepared on the basis of the Company continuing as a going concern. However, the factors summarized above have raised substantial doubt about our ability to continue as a going concern for the foreseeable future

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying unaudited financial statements for the six months ended June 30, 2009 have been prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) for interim financial information and with the instructions to Form 10-Q and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (primarily consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2009 may not necessarily be indicative of the results that may be expected for other quarters or for the year ending December 31, 2009. For further information, refer to the financial statements and footnotes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2008.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Consolidation

The consolidated condensed financial statements for the six months ended June 30, 2009 and 2008 include our accounts and the accounts of our wholly-owned subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Investigator Advances

We received advance payments from a small number of our clients as part of certain long-term contracts, which require us to maintain separate cash accounts to be utilized for payment of investigator fees. As of June 30, 2009 and December 31, 2008, this cash amount was $0 and $1.1 million, respectively. This amount is also included in Customer Advances, a component of current liabilities, in the accompanying balance sheets.

Accounts Receivable

Accounts receivable, net of an allowance for doubtful accounts, consists of customer billings pursuant to contractual terms related to work performed as of June 30, 2009. In general, amounts become billable upon the achievement of billing mechanisms or in accordance with predetermined payment schedules set forth in the contracts with our clients. Included in accounts receivable are amounts due from clients in connection with unbilled out-of-pocket pass-through costs in the amount of $ 0 as of June 30, 2009 and $369 thousand as of December 31, 2008.

Concentration of Credit Risk

Our accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts are concentrated with a number of companies within the pharmaceutical, biotechnology and medical device industries. The majority of this exposure is to large, well established firms. Credit losses have historically been minimal. As of June 30, 2009, the total of accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts was $4.1 million. Of this amount, the exposure to our three largest clients was 53% of the total, with the three largest clients representing 33%, 11% and 9% of total exposure, respectively. As of December 31, 2008, the total of accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts was $6.1 million. Of this amount, the exposure to our three largest clients was 38% of the total, with the three largest clients representing 15%, 12%, and 11% of total exposure, respectively.

Customer Advances

Several client contracts contain provisions that allow us to bill and receive advance payments to be utilized for investigator fees and reimbursable expenses. In some instances, the client requires that we maintain separate cash accounts to be utilized for investigator fees, which are included as Investigator Advances as a component of current assets. Funds received as customer advances, excluding investigator advances for which separate cash accounts are required as part of our contract with the client, are included as part of Cash and cash equivalents. The balance of customer advances, including investigator advances of $0, was $1.6 million as of June 30, 2009. As of June 30, 2009, there were no material customer advances billed, but not received.

Revenue Recognition

A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance method based on assumptions regarding the estimated completion of the project. This method is used because management considers total costs incurred to be the best available measure of progress on these contracts. Under some of our contracts work is performed under time and material contracts whereby we recognize revenue as hours are worked based on the hourly billing rate for each contract.

Each month costs are accumulated on each project and compared to total estimated cost to complete to determine the degree of completion for that particular project. This determines the percentage of completion for the project. This percentage of completion is multiplied by the contract value to determine the amount of revenue to be recognized. As the work progresses, original estimates may be adjusted due to revisions in the scope of work or other factors and a contract modification may be negotiated with the customer to cover additional costs. Our accounting policy for recognizing revenue for changes in scope is to recognize revenue when the Company has reached agreement with the client, the services pursuant to the change in scope have been performed, the price has been set forth in the change of scope document and collectability is reasonably assured based on our course of dealings with the client. We bear the risk of cost overruns on work performed absent a signed contract modification. Because of the inherent uncertainties in estimating costs, it is reasonably possible that the cost estimates used will change in the near term and may have a material adverse impact on our financial performance.

In the past, we have had to commit unanticipated resources to complete projects resulting in lower gross margins on those projects. These unanticipated additional costs occurred on several long term contracts which we completed or substantially completed during 2004. These contracts spanned a period of three to nine years. We may experience similar situations in the future, although our current contracts in process are of a shorter duration and subject to less cost volatility. Should our estimated costs on fixed price contracts prove to be low in comparison to actual costs, future margins could be reduced, absent our ability to negotiate a contract modification.

There are no standard billing and payment provisions which are present in each contract. Each contract has separate and distinct billing and payment terms which are the result of negotiation between us and the client. Billings and the related payment terms from fixed price contracts are generally determined by provisions in the contract that may include certain payment schedules and the submission of required billing detail. The payment schedule in the contract reflects the value of services to be performed by us at the initiation of the contract. The payment schedule may include the value of certain interim service components as well as periodic payments which are reasonably assured at the start of the contract and which we expect to receive during the duration of the contract. Accordingly, cash receipts, including the receipt of up front payments, periodic payments and payments related to the achievement of certain billing mechanisms, do not necessarily correspond to cost incurred and revenue recognized on contracts. A contract’s payment structure typically requires an upfront payment of 10% to 20% of the contract value at or shortly after the initiation of the contract, a series of periodic payments over the life of the contract and payments based upon the achievement of certain billing mechanisms. The upfront payments are deferred and recognized as revenues as services are performed under the proportional performance method. Periodic payments, including payments related to the achievement of certain billing mechanisms in the contract, are invoiced pursuant to the terms of the contract once the agreed upon services criteria have been achieved. Payments based upon interim billing mechanisms are included in the value of the contract because we expect to receive them during the term of the contract. All payments received pursuant to the contract are recognized in accordance with the proportional performance method. In a comprehensive full service drug development program, the client would not generally purchase certain service components separately but as an integrated, full service arrangement in connection with the development of the drug.

Clients generally may terminate a contract on short notice which might cause unplanned periods of excess capacity and reduced revenues and earnings. Client initiated delays or cancellations for ongoing clinical trials can come suddenly and may not be foreseeable. To offset the effects of early termination of significant contracts, we attempt to negotiate the payment of an early termination fee as part of the original contract. Generally, we have not been successful in negotiating such fees. Our contracts typically require payment to us of expenses incurred to wind down a study and fees earned to date. Therefore, revenue recognized prior to cancellation does not require a significant adjustment upon cancellation. If we determine that a loss will result from the performance of a fixed price contract, the entire amount of the estimated loss is charged against income in the period in which such determination is made.

Our accounting policy for recognizing revenue for terminated projects requires us to perform a reconciliation of study activities versus the activities set forth in the contract. We negotiate with the client, pursuant to the terms of the existing contract, regarding the wind down of existing study activities in order to clarify which services the client wants us to perform. Once we and the client agree on the reconciliation of study activities and the agreed upon services have been performed by us, we would record the additional revenue provided collectability is reasonably assured.

Our operations have experienced, and may continue to experience, period-to-period fluctuations in net service revenue and results from operations. Because we generate a large proportion of our revenues from services performed at hourly rates, our revenue in any period is directly related to the number of employees and the number of hours worked by those employees during that period. Our results of operations in any one quarter can fluctuate depending upon, among other things, the number of weeks in the quarter, the number and related contract value of ongoing client engagements, the commencement, postponement and termination of engagements in the quarter, the mix of revenue, the extent of cost overruns, employee hiring, employee utilization, vacation patterns, exchange rate fluctuations and other factors.

Reimbursable Out-of-Pocket Expenses

On behalf of our clients, we pay fees to investigators and other out-of-pocket costs for which we are reimbursed at cost, without mark-up or profit. Effective January 1, 2002, in connection with the required implementation of Financial Accounting Standards Board (“FASB”) Emerging Issues Task Force (“EITF”) Rule No. 01-14, “Income Statement Characterization of Reimbursements Received for ‘Out-of-Pocket’ Expenses Incurred” (“EITF 01-14”), out-of-pocket costs are now included in Operating Expenses, while the reimbursements received are reported separately as Reimbursement Revenue in the Consolidated Statements of Operations.

As is customary in the industry, we will continue to exclude from revenue and expense in the Consolidated Statements of Operations fees paid to investigators and the associated reimbursement since we acts as an agent on behalf of the clinical trial sponsors with regard to investigator payments, in accordance with EITF No. 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”). These investigator fees are not reflected in our Net Revenue, Reimbursement Revenue, Reimbursement Out-of-Pocket Expenses, and/or

Direct Expenses. The amounts of investigator fees for the three months ended June 30, 2009 and 2008 were $491 thousand and $1.2 million, respectively. The amount of investigator fees for the six months ended June 30, 2009 and 2008 were $983 thousand and $3.3 million, respectively.

Stock-Based Compensation

We have adopted equity incentive plans that provide for the granting of stock options to employees, directors, advisors and consultants.

Effective January 1, 2006, we adopted Statements of Financial Accounting Standards No. 123R (“SFAS No. 123R”) using the Modified Prospective Approach. SFAS No. 123R revises SFAS No. 123, “Accounting for Stock Based Compensation” and supersedes Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”. SFAS No. 123R requires the costs for all share-based payments to employees, including grants of employee stock options, to be recognized in financial statements based on their fair values at grant date, or the date of later modification, over the requisite period. In addition, SFAS No. 123R requires unrecognized cost (based on the amounts previously disclosed in our pro forma footnote disclosure) related to options vesting after the date of initial adoption to be recognized in the financial statements over the remaining requisite period. Accordingly, prior period amounts have not been restated. See Note 8 for further detail regarding the adoption of this standard.

Goodwill and Intangible Assets

The Company follows the provisions of SFAS No. 141, “Business Combinations,” (“SFAS No. 141”) and SFAS No. 142, “Goodwill and Other Intangible Assets,” (“SFAS No. 142”) applicable to business combinations. The Company also follows the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” (“SFAS No. 144”) applicable to its accounting for impairment of goodwill and intangible assets. In accordance with these standards, goodwill acquired in connection with the acquisition of Encorium Oy (formerly Remedium) was not amortized. However, the identifiable intangible assets acquired in connection with the acquisition of Encorium Oy are being amortized over their useful lives. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. The identifiable intangibles acquired in connection with the acquisition of Encorium Oy are also subject to impairment testing under SFAS No. 142, whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

Foreign Currency Translation

The functional currency of the Company is the United States (“U.S.”) dollar. The functional currency of the Company’s foreign operations generally is the applicable local currency for each foreign subsidiary. Assets and liabilities of foreign subsidiaries are translated at the spot rate in effect for the reporting date, and consolidated statements of operations are translated at the average exchange rates in effect during the applicable period. The resulting unrealized cumulative translation adjustment, net of applicable income taxes, is recorded as a component of accumulated other comprehensive income in stockholder’s equity.

Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the accompanying consolidated condensed statements of operations as unrealized (based on the applicable period exchange rate) or realized upon settlement of the transactions.

3. RECENTLY ISSUED ACCOUNTING STANDARDS:

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurement” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We adopted SFAS No. 157 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans (“SFAS No. 158”) —an amendment of FASB Statements No. 87, 88, 106, and 132(R)”. SFAS No. 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business. SFAS No. 158 also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. This statement is effective for the first fiscal year ending after December 15, 2006 for initial recognition and December 15, 2008 for measurement of plan assets and benefit obligations. We adopted SFAS No. 158 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”). SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective in the first fiscal year that begins after November 15, 2007. We adopted SFAS No. 159 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In December 2007, the FASB issued SFAS No. 141R (revised 2007), “Business Combinations” (“SFAS 141R”) which replaces SFAS No. 141, Business Combinations. The scope of SFAS 141R is broader than that of SFAS No. 141, which applied only to business combinations in which control was obtained by transferring consideration. SFAS 141R revises accounting and reporting standards for business combinations and applies to all transactions or other events in which an entity obtains control of one or more businesses by transferring consideration as well as combinations achieved without the transfer of consideration. By applying the same method of accounting – the acquisition method – to all transactions and other events in which one entity obtains control over one or more other businesses, this statement is intended to improve the comparability of the information about business combinations provided in financial reports. SFAS 141R applies prospectively to business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently in the process of evaluating SFAS 141R, and has not yet determined the impact, if any, that accounting for future business combinations under SFAS 141R, effective January 1, 2009, will have on its consolidated results of operations or financial position.

4. EARNINGS PER SHARE

Earnings per share is calculated in accordance with SFAS No. 128, “Earnings Per Share” (“SFAS No. 128”). Basic earnings per share is computed by dividing net income for the period by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted average number of common shares plus the dilutive effect of outstanding stock options under our equity incentive plans. Stock options outstanding not included in the table below because of their anti-dilutive effect for the three and six months ended June 30, 2009 were 780,000.

The net loss and weighted average common and common equivalent shares outstanding for purposes of calculating net loss per common share were computed as follows:

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Net Income (Loss)	$(1,944,671)	$(1,445,451)	$(2,139,891)	$(3,452,831)

Weighted average number of common shares outstanding used in computing basic earnings per share	20,532,883	20,601,140	20,532,883	20,601,140
Dilutive effect of stock options outstanding	—	—	—	—
Weighted average shares used in computing diluted earnings per share	20,532,883	20,601,140	20,532,883	20,601,140

Basic earnings (loss) per share	$(0.09)	$(0.07)	$(0.10)	$(0.17)
Diluted earnings (loss) per share	$(0.09)	$(0.07)	$(0.10)	$(0.17)

5. COMPREHENSIVE INCOME

A reconciliation of comprehensive loss in accordance with SFAS No. 130, “Reporting Comprehensive Income” is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net loss	$(1,944,671)	$(1,445,451)	$(2,139,891)	$(3,452,831)

Foreign currency translation adjustment	1,121,646	(86,957)	719,642	185,470

Comprehensive income (loss)	$(823,025)	$(1,532,408)	$(1,420,249)	$(3,267,361)

6. SEGMENT INFORMATION

The Company has adopted the provisions of SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information” which establishes standards for reporting business segment information. The Company operates predominantly in the clinical research industry providing a broad range of clinical research services on a global basis to the pharmaceutical, biotechnology and medical device industries.

The following table summarizes the distribution of net revenue and contracts with significant clients:

	Three Months Ended June 30,				Six Months Ended June 30,
	2009		2008		2009		2008
	Percentage of Revenues	Number of Contracts	Percentage of Revenues	Number of Contracts	Percentage of Revenues	Number of Contracts	Percentage of Revenues	Number of Contracts
Client A	35%	11	11%	1	34%	11	12%	1
Client B	9%	3	7%	6	8%	3	10%	6
Client C	8%	12	10%	7	8%	12	9%	7

Top Clients	52%	26	28%	14	50%	26	31%	14

Client A, B and C in the table above represent the largest clients for each period, but do not represent the same client for each year shown. We have no other customers that comprise more than 10% of our net revenues.

The following table summarizes the distribution of net revenues from external clients by geographical region for the three and six months ended June 30, 2009 and 2008.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Finland	$2,587,476	$3,564,686	$5,319,081	$7,067,328
Rest of Europe	1,895,787	2,498,640	3,702,355	4,402,815

Total	$4,483,263	$6,063,326	$9,021,436	$11,470,143

The following table summarizes the distribution of the Company’s long lived assets by geographical region as of June 30, 2009 and December 31, 2008.

	June 30, 2009	December 31, 2008
U.S.	$0	$881,666
Europe	5,255,376	5,430,049

Total	$5,255,376	$6,311,715

7. OTHER LIABILITIES

Of the $2.9 million of other liabilities as of June 30, 2009, $2.6 million represents obligations of our U.S. Business which was sold on July 16, 2009. This amount relates to deferred revenue and customer advances which were transferred to the buyer as part of the sale (see notes 13 and 14).

8. STOCKHOLDERS EQUITY

Treasury Stock

In October 2008 the Company approved a stock repurchase program in an amount of up to $250,000. During the three months ended December 31, 2008, the Company purchased 79,257 shares of Common Stock at an average price of $0.36 per share in open market transactions. There were 310,121 common shares in treasury as of December 31, 2008. The shares are valued using the cost method of accounting for treasury stock.

Share-Based Compensation

Effective January 1, 2006 we adopted SFAS No. 123R using the Modified Prospective Approach. SFAS No. 123R revises SFAS No. 123, “Accounting for Stock-Based Compensation”. SFAS No. 123R requires the cost of all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values at grant date, or the date of later modification, over the requisite service period.

Under the Modified Prospective Approach, the amount of compensation expense recognized includes compensation expense for all share-based payments granted prior to, but not yet fully vested as of January 1, 2006, based on the grant date fair value estimated in accordance with SFAS No. 123 and compensation expense for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with SFAS No. 123R. Prior to adoption of SFAS 123R, we determined share-based compensation expense by applying the intrinsic value method provided for in APB Opinion No. 25.

For the three months and six months ended June 30, 2009, SFAS 123R resulted in incremental stock-based compensation expense of $22 thousand and $79 thousand, respectively, or $0.01 and $0.01 on a basic and diluted earning per share basis. For the three and six months ended June 30, 2008, SFAS 123R resulted in incremental stock-based compensation expense of $63 thousand and $134 thousand, respectively, or $0.01 and $0.01 on a basic and diluted earning per share basis. The compensation expense associated with SFAS 123R did not have a net impact on cash flows from operating, investing or financing activities. A deduction is not allowed for income tax purposes until the options are exercised. The amount of the income tax deduction will be the difference between the fair value of the Company’s common stock and the exercise price at the date of exercise. The tax effect of the income tax deduction in excess of the financial statement expense will be recorded as an increase in additional paid-in-capital. Accordingly, SFAS 123R requires the recognition of a deferred tax asset for the tax effect of the financial statement expense recorded. However, due to our recent loss history, and uncertainty regarding the realization of deferred tax assets, deferred tax assets have been fully reserved as of June 30, 2009. The net operating losses incurred to date by the Company are being carried forward and may be applied against future taxable income subject to certain limitations set forth in Section 382 of the Internal Revenue Code.

The Company has issued stock options to employees under share-based compensation plans. Stock options issued prior to January 1, 2007 were issued at the current market price on the date of the grant, subject to a 3 year vesting period with a contractual term of 5 years. Stock options issued after January 1, 2007 were issued at the current market price on the date of grant, subject to a 3 year vesting period with a contractual term of 10 years. The fair value of each stock option is estimated on the date of grant using the Black-Scholes option pricing model that uses the assumptions noted in the following table. Expected volatility is based on historical volatility of our common stock. We use historical data on exercises of stock options and other factors to estimate the expected life of the share-based payments granted. For options granted prior to January 1, 2006, we determined the expected life to be 5 years, and an expected life of 4 years for any options granted between January 1, 2006 and December 31, 2006. For options issued subsequent to January 1, 2007, we determined the expected life to be 7 years due to the adoption of a new stock option plan under which these shares were issued. The risk free rate is based on the U.S. Treasury bond rate commensurate with the expected life of the option.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Risk-free interest rate	—	3.63%	2.20% - 2.55%	2.91% - 2.93%
Expected dividend yield	—	—	—	—
Expected life	—	7 years	7 years	7 years
Expected volatility	—	49.70%	72.50%	55.15%
Forfeiture rate	—	15.00%	15.00%	15.00%

A summary of award activity under the stock option plans as of June 30, 2009 and changes during the six month period is presented below:

	Number of Shares	Range of Exercise Prices per Share	Average Exercise Price per Share	Intrinsic Value
Options outstanding at December 31, 2008	954,083	$0.24 - 6.08	$2.29	(2,013,115)
Granted	102,750	.19 - .29	0.29	(11,303)
Exercised	—	—	—	—
Canceled	(23,417)	2.50 - 2.60	2.52	54,827

Options outstanding at March 31, 2009	1,033,416	$0.19 - 6.08	$0.91	(754,394)
Granted	—	—	—	—
Exercised	—	—	—	—
Canceled	(253,416)	.19 - 4.10	1.27	276,223

Options outstanding at June 30, 2009	780,000	$0.24 - 6.08	$0.79	(475,800)

Vested options outstanding at:
June 30, 2009	66,665	$1.60 - 6.08	$3.70	($234,661)
Non-vested options outstanding at:
June 30, 2009	713,335	$0.24 - 6.08	$0.52	($241,722)

Approximately 218,167 options, net of forfeitures, of the 713,335 non-vested options as of June 30, 2009 will vest within the next year.

As of June 30, 2009, there was approximately $290 thousand of total unrecognized compensation cost related to unvested share-based compensation awards granted under the stock option plans. That cost is expected to be recognized over a weighted-average period of approximately 2 years.

Based upon the above assumptions, the weighted average fair value of the stock options granted for the three months ended June 30, 2009 and 2008 was $0 and $0.89, respectively. There were no options granted for the three months ended June 30, 2009. The weighted average fair value of the stock options granted for the six months ended June 30, 2009 and 2008 was $0.20 and $1.02, respectively.

The Company has a policy of issuing new shares to satisfy share option exercises.

The following table summarizes information regarding stock options outstanding at June 30, 2009:

	Options Outstanding
Range of Exercise Prices	Number Outstanding at June 30, 2009	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price per Share
$0.01-$0.50	655,000	9.36	$0.30
$1.51-$2.00	45,000	8.80	1.77
2.01-2.50	25,000	1.00	2.25
2.51-3.00	15,000	8.38	2.67
$6.00 - $6.50	40,000	7.57	6.08

	780,000	8.95	$0.79

The following table summarizes information regarding exercisable stock options at June 30, 2009:

	Options Exercisable
Range of Exercise Prices	Number of Exercisable Options at June 30, 2009	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price Per Share
$1.51-$2.00	14,999	8.80	$1.77
2.01-2.50	20,000	1.00	2.25
2.51-3.00	5,000	8.38	2.67
3.01-3.50	—	—	—
3.51-4.00	—	—	—
4.01-4.50	—	—	—
$6.00 - $6.50	26,666	7.57	6.08

	66,665	5.94	$3.70

A summary of stock options expected to vest in the next twelve months is as follows:

	Options Expected To Vest
Range of Exercise Prices	Options Expected to Vest Net of Fortietures	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price Per Share
$0.01-$0.50	185,584	9.36	$0.30
1.51-2.00	12,749	8.80	1.77
2.01-2.50	4,250	1.00	2.25
2.51-3.00	4,250	8.38	2.67
3.01-3.50	—	—	—
3.51-4.00	—	—	—
4.01-4.50	—	—	—
$6.00 - $6.50	11,334	7.57	6.08

	218,167	9.05	$0.77

9. SUPPLEMENTAL CASH FLOW INFORMATION

No income tax payments were required for the six months ended June 30, 2009 and 2008, respectively. Cash paid for interest for the six months ended June 30, 2009 and 2008 was approximately $15 thousand and $7 thousand, respectively. We did not enter into any capital lease obligations during the six months ended June 30, 2009 and 2008. We did not acquire any property and equipment through leasing arrangements during the six months ended June 30, 2009 or 2008, respectively.

10. GOODWILL AND OTHER INTANGIBLES

The Company follows the provisions of SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets,” applicable to business combinations. The amount of Goodwill that resulted from the Encorium Oy (formerly Remedium) acquisition, including deferred taxes of $1,697,724, was $15,388,299. In accordance with SFAS No. 141 the amount of goodwill resulting from the Encorium Oy acquisition was determined as the excess of cost over the fair values of acquired net assets. In accordance with these standards, goodwill acquired in connection with the acquisition of Encorium Oy was not amortized.

Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

The Company also acquired $6.5 million of identifiable intangible assets in connection with the Encorium Oy acquisition. Of the $6.5 million of acquired intangible assets, $3.9 million was attributed to customer relationships, $2.6 million was attributable to backlog and $53 thousand was attributable to a non-compete agreement. All of these intangibles are subject to amortization on a straight-line basis. The estimated useful lives for customer relationships, backlog and non-compete agreement are 16 years, 18 months and 4 years, respectively. Amortization expense for the three months ended June 30, 2009 and 2008 was $68 thousand and $209 thousand, respectively. Amortization expense for the six months ended June 30, 2009 and 2008 was $133 thousand and $707 thousand, respectively. The estimated amortization of intangibles expense to be recorded in future periods is as follows:

2009	$132,451
2010	262,592
2011	251,035
2012	251,035
2013	251,035

11. INCOME TAXES

The Company accounts for income taxes in accordance with the provisions of SFAS No. 109, “Accounting for Income Taxes”. SFAS No. 109 requires recognition of deferred tax liabilities and assets for the future expected tax consequences of events that have been included in the financial statements or tax returns. Under this method deferred tax liabilities and assets are determined based on the difference between the financial statement tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. At June 30, 2009, the Company recorded a full valuation allowance against its net deferred tax assets and net operating loss carry-forwards given that it is more likely than not that the deferred tax asset will not be realized.

The Company adopted the provisions of Financial Interpretation Number 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an interpretation of SFAS 109” on January 1, 2007. The implementation of FIN 48 did not result in any adjustment of the Company’s beginning tax positions. The impact of the Company’s reassessment of its tax positions in accordance with FIN 48 had no material impact on the results of operations, financial condition or liquidity for the six months ended June 30, 2009. As of December 31, 2008, the Company had unrecognized United States federal and state net operating loss carryforwards of approximately $8.8 million and $13.4 million, respectively. Future changes in the unrecognized tax benefit, will have no impact on the effective tax rate due to the existence of the valuation allowance.

The Company files its tax returns as prescribed by the tax laws of the jurisdiction in which it operates. The Company’s policy is to recognize interest and penalties in Other Expense.

12. COMMON STOCK AND WARRANTS

In May 2007, the Company sold 1,748,252 shares of its common stock, $0.001 par value in a private placement (the “Offering”) at a price of $2.86 per share and warrants to purchase an aggregate of 874,126 shares of the

Company’s common stock, $0.001 par value, at an exercise price of $4.12 per share for a period of five years commencing six months from the date of issuance. The Offering resulted in aggregate gross proceeds to the Company of $5 million before deducting commissions, fees and expenses.

13. SUBSEQUENT EVENT

The Company has evaluated subsequent events through the issuance of these consolidated condensed financial statements on August 21, 2009.

On July 16, 2009, we sold the Company’s U.S. business to Pierrel Research USA, Inc. a wholly-owned subsidiary of Pierrel SpA, an international contract research organization listed on Milano’s Stock Exchange. Due to this sale, for the three and six months ended June 30, 2009 and 2008, the operating results of the U.S. business have been presented as discontinued operations in the consolidated condensed financial statements. See note 14.

14. DISCONTINUED OPERATIONS

On July 17, 2009, the Company sold its U.S. business to Pierrel Research USA, Inc., a wholly-owned subsidiary of Pierrel SpA, an international contract research organization listed on Milano’s Stock Exchange. The purchase price of $2.7 million was paid via cash of $80 thousand and the assumption of $2.6 million of liabilities. As a result of the sale, the results of the U.S. business are included in discontinued operations in the Company’s consolidated statements of operations. In addition, any assets and liabilities related to these discontinued operations are presented separately on the consolidated balance sheets and any cash flows related to these discontinued operations are presented separately in the consolidated statements of cash flows. All prior period information has been reclassified to be consistent with the current period presentation. The following amounts related to the U.S. Business were derived from historical financial information and have been segregated from continued operations and reported as discontinued operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net revenue	$1,315,759	$2,344,887	$3,803,012	$4,426,014
Reimbursement revenue	301,704	322,231	891,818	518,822

Total Revenue	1,617,463	2,667,118	4,694,830	4,944,836

Operating Expenses
Direct	1,058,491	1,860,886	2,481,765	3,689,889
Reimbursement out-of-pocket expenses	301,704	322,231	891,818	518,822
Selling, general and administrative	730,480	1,180,068	1,315,048	2,398,705
Depreciation and amortization	99,434	103,721	199,865	208,952

Total Operating Expenses	2,190,109	3,466,906	4,888,496	6,816,368

Loss from Operations	(572,646)	(799,788)	(193,666)	(1,871,532)

Interest Income	1,501	21,658	3,377	70,833
Interest Expense	(1,898)	(2,373)	(3,918)	(4,860)

Net Interest (Expense) Income	(397)	19,285	(541)	65,973

Other expense	(101,373)	—	(101,373)	—

Net Loss before Income Taxes	(674,416)	(780,503)	(295,580)	(1,805,559)

Income Tax Expense (Benefit)	—	(54,273)	—	(183,766)

Net Loss	$(674,416)	$(726,230)	$(295,580)	$(1,621,793)

15. RISK FACTORS

BUSINESS RISKS

We may not be able to meet our cash requirements without implementing cost cutting initiatives, increasing revenues, and maintaining current customer contracts; failure to do so will result in the need to raise additional capital or significantly reduce our operating costs, which may include the cessation of operations in certain countries or liquidation of the Company.

Historically, our net cash used in operations has been substantial. Our net cash used in operations for the six months ended June 30, 2009 was $4.7 million. Our cash and cash equivalents as of June 30, 2009 was $839 thousand. In the event the sale of our wholly-owned subsidiary, Encorium Oy, is not consummated, we anticipate that will meet our cash requirements at least into the second quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. In the event we are unable to do so, in order for the Company to continue as a going concern we will be required to obtain additional capital from external sources or significantly reduce our operating costs, which may include the cessation of operations in some countries or liquidation and dissolution of the Company.

Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment, coupled with the Company’s current financial position.

Given the current levels of the trading price of the Company’s common stock, if the Company were to raise additional capital by issuing equity securities, existing stockholders’ percentage ownership would be reduced and they would experience substantial dilution. If we were to raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. If we are unable to obtain additional capital, we will scale back our operations until such capital is obtained or seek stockholder approval to wind down operations and liquidate the company. It is unclear whether there would be funds available for distribution to our stockholders if we seek stockholder approval to wind down operations. Any decision to liquidate the Company may occur at any point during or before the first quarter of 2010.

The perception that we may not be able to continue as a going concern may adversely affect our business.

Any perception that we may not be able to continue as a going concern may cause others to choose not to deal with us due to concerns about our ability to meet our contractual obligations and may adversely affect our ability to win new contracts and/or raise additional capital.

Our backlog may not be indicative of future results.

Backlog is the amount of revenue that remains to be earned and recognized on written awards, signed contracts and letters of intent. We cannot be certain that the backlog we have reported will be indicative of our future results. A number of factors may affect our backlog, including: the ability of clients to reduce or expand the size and duration of the projects (some are performed over several years); the termination or delay of projects; and a change in the scope of work during the course of a project. In addition since our backlog is reported in U.S. Dollars, but the majority of our contracts are denominated in currencies other than the U.S. Dollar, changes in the foreign currency exchange rates could reduce the amount of backlog reported.

Also, if clients delay projects, the projects will remain in backlog, but will not generate revenue at the rate originally expected. Accordingly, historical indications of the relationship of backlog to revenues may not be indicative of future results and should not be relied upon.

Our inability to forecast our revenue pipeline or convert revenue pipeline into contracts could increase fluctuations in our revenue and financial results.

We use a “pipeline” system, a common industry practice, to forecast contract awards and trends in our business. Our management team monitors the status of all potential contract awards, including the potential dollar amount of each contract transaction. We aggregate these estimates periodically to generate a pipeline and then evaluate the pipeline to identify trends in our business. This pipeline analysis and related estimates of revenue may differ significantly from actual revenues in a particular reporting period. When customers delay contracts, reduce the amount of their contract or cancel contracts altogether, it will reduce the rate of conversion of the pipeline into contracts and our revenues will be harmed. Our inability to respond to a variation in the pipeline or in the conversion of the pipeline into contracts in a timely manner, or at all, could cause us to plan or budget inaccurately and thereby could adversely affect our results of operations and financial condition.

Our operating results can be expected to fluctuate from period to period.

Fluctuating operating results are usually due to the level of new business awards in a particular period and the timing of the initiation, progress or cancellation of significant projects. Even a short acceleration or delay in such projects could have a material effect on our results in a given reporting period. Varying periodic results could adversely affect the price of our common stock if investors react to our reporting operating results which are less favorable than in a prior period or lower than those anticipated by investors or the financial community generally.

Our stock price may continue to experience fluctuations.

The market prices of securities of thinly-traded companies such as ours generally are highly volatile. For example, since January 1, 2008, the price of our common stock reached a high of $2.42 on February 1, 2008 and a low of $.10 on August 6, 2009.

In this market environment, the sale of a substantial number of shares of our common stock in the public market or the perception that such a sale might occur would likely have a materially adverse effect on the market price of our common stock.

Any litigation brought against us as a result of this volatility could result in substantial costs and a diversion of our management’s attention and resources, which could negatively impact our financial condition, revenues, results of operations, and the price of our common stock.

If we raise additional capital by issuing equity securities in a fluctuating market, many or all of our existing stockholders may experience substantial dilution, and if we need to raise capital by issuing equity securities at a time when our stock price is down, we may have difficulty raising sufficient capital to meet our requirements.

We may incur additional impairment charges which may adversely affect our results of operations.

The Company follows the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations “ and SFAS No. 142, “ Goodwill and Other Intangible Assets ,” applicable to business combinations. In accordance with these standards, goodwill acquired in connection with the acquisition of Encorium Oy (formerly Remedium) was not amortized. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

Impairment testing involves various estimates and assumptions, which could vary, and an analysis of relevant market data and market capitalization. If our stock price continues to decline or if economic conditions continue to deteriorate, we may incur additional impairment charges which may adversely impact our results of operations and financial condition.

Failure to develop new business in our intensely competitive industry will cause our revenues to decline.

The market for clinical research services is highly competitive. We primarily compete against in-house departments of pharmaceutical, biotechnology and medical device companies and other clinical research organizations. Competitors in our industry range from small, limited-service providers to full service, global clinical research organizations. Many of our competitors have an established global presence, including Quintiles Transnational Corp., Covance, Inc., Parexel International Corporation, Pharmaceutical Product Development, Inc., Icon Clinical Research, and Kendle International, Inc. In addition, many of our competitors have substantially greater financial and other resources than we do. Significant factors in determining whether we will be able to compete successfully include: our consultative and clinical trials design capabilities; our reputation for on-time quality performance; our expertise and experience in specific therapeutic areas; the scope of our service offerings; our ability to recruit investigators and study subjects in a timely manner; our strength in various geographic markets; the price of our services; our ability to acquire, process, analyze and report data in a time-saving and accurate manner; our global data services capabilities; our ability to manage large-scale clinical trials both domestically and internationally; and our size.

If our services are not competitive based on these or other factors and we are unable to develop an adequate level of new business, our business, backlog position, financial condition and results of operations will be materially and adversely affected. In addition, we may compete for fewer clients arising out of consolidation within the pharmaceutical industry and the growing tendency of drug companies to outsource to a smaller number of preferred clinical research organizations that have far greater resources and capabilities.

Our services may from time to time experience periods of increased price competition that could have a material adverse effect on our profitability and revenues. Additionally, the CRO industry is not highly capital-intensive, and the financial costs of entry into the industry are relatively low. Therefore, as a general matter, the industry has few barriers to entry. Newer, smaller entities with specialty focuses, such as those aligned to a specific disease or therapeutic area, may compete aggressively against us for clients.

We depend on a small number of industries and clients for our business, and the loss of one of our significant clients could cause revenues to drop quickly and unexpectedly.

Historically, projects in the fields of cardiovascular, oncology, immunology, vaccines, medical devices as well as clinical staff outsourcing have represented 50-75% of our European project work, although the mix of projects is subject to change from year to year. For the six months ended June 30, 2009, net revenues from our three largest clients amounted to 50% of our net revenues with the three largest clients representing 34%, 8%, and 8% of our net revenues, respectively. For the year ended December 31, 2008, net revenues from our three largest clients amounted to 29% of our net revenues, with the three largest clients representing 10%, 10% and 9% of our net revenues, respectively. None of our European clients represented more than 10% of our net revenues in 2008. For the year ended December 31, 2007, net revenues from our three largest clients amounted to 38% of our net revenues, with the three largest clients representing 15%, 12% and 11%, respectively.

We expect that a relatively small number of clients will continue to represent a significant percentage of our net revenue. The contracts with our clients generally can be terminated on short notice. The loss of business from any significant client or our failure to continue to obtain new business would have a material and adverse effect on our business and revenues.

Loss of key personnel, or failure to attract and retain additional personnel, may cause the success and growth of our business to suffer.

Our future success depends on the personal efforts and abilities of the principal members of our senior management and scientific team to provide strategic direction, develop business, provide service to our clients, manage our operations and finances, and maintain a cohesive and stable environment. The loss of their services might significantly delay or prevent the achievement of business development and strategic objectives. As a provider of complex clinical trial support services, our success depends on our ability to retain key employees and to attract additional qualified employees. Competition for qualified personnel is intense and we cannot assure you that we will be able to retain existing personnel or attract and retain additional highly qualified employees in the future. The loss of services of any of our key executives may have a material and adverse affect on our business operations, results of operations and financial position.

Competition for our key executives and skilled personnel, particularly those with a medical degree, a Ph.D. or equivalent degrees, is intense. We compete with clinical research organizations, pharmaceutical and biotechnology companies, and academic and research institutions that have far greater financial resources to recruit skilled personnel. Our inability to attract and retain qualified executives and scientific staff could have a material and adverse affect on our business plan, results of operations and financial condition. There can be no assurance that we will be able to continue to attract and retain qualified executives and scientific staff in the future.

We may bear financial losses because our contracts may be delayed or terminated or reduced in scope for reasons beyond our control.

Our contracts generally may be terminated or reduced in scope either immediately or upon notice. Clients may terminate or delay their contracts for a variety of reasons, including, but not limited to, the failure of products to satisfy safety requirements, unexpected or undesired clinical results, merger or potential merger-related activities, the client’s budget constraints, the client’s decision to terminate the development of a particular product or to end a particular study, insufficient patient enrollment in a study, insufficient investigator recruitment, manufacturing problems resulting in shortages of the product, or our failure to perform our obligations under the contract. For example, in January 2007 a client cancelled a contract having $12.8 million in revenues remaining. This risk of loss or delay of contracts potentially has greater effect as we pursue larger outsourcing arrangements with global pharmaceutical companies.

Also, over the past several years we have observed that clients may be more willing to delay, cancel or reduce contracts more rapidly than in the past. In addition, companies may proceed with fewer clinical trials or conduct them without assistance of contract research organizations as a result of changing priorities or other internal considerations. These factors may cause such companies to cancel contracts with CROs, such as Encorium. The loss, reduction in scope or delay of a significant contract or the loss or delay of multiple contracts could materially and adversely affect our business, results of operations and financial condition.

The fixed price nature of our contracts could have a negative impact on our operating results.

A significant portion of our contracts are at fixed prices. As a result, we bear the risk of cost overruns. If we fail to adequately price our contracts, fail to effectively estimate the cost to complete fixed price contracts, or if we experience significant cost overruns, our business, results of operations and financial condition could be materially and adversely affected. In addition, contacts with our clients are subject to change orders, which occur when the scope of work performed by us needs to be modified from what was originally contemplated by our contract with the client. This can occur, for example, when there is a change in a key study assumption or parameter or a significant change in timing. Under U.S. generally accepted accounting principles, we cannot recognize additional revenue anticipated from change orders until appropriate documentation is received by us from the client authorizing the change made. However, if we incur additional expense in anticipation of receipt of that documentation, we must recognize the expense as incurred. Further, we may not be successful convincing our clients to approve change orders which change the scope of current contracts. Such under-pricing or significant cost overruns could have a material adverse effect on our business, results of operations, financial condition or cash flows.

Changes in outsourcing trends in the pharmaceutical and biotechnology industries could materially and adversely affect our operating results and growth rate.

Industry trends and economic factors that affect our clients in the pharmaceutical, biotechnology and medical device industries also affect our business. Our revenues depend greatly on the expenditures made by the pharmaceutical, biotechnology and medical device industries in research and development. The practice of many companies in these industries has been to hire outside organizations like us to conduct clinical research projects. This practice has grown significantly in the last decade, and we have benefited from this trend. However, if this trend were to change and companies in these industries were to reduce the number of research and development projects they outsource, our business could be materially and adversely affected. For example, over the past several years, mergers and other factors in the pharmaceutical industry appear to have slowed decision-making by pharmaceutical companies and delayed drug development projects. The continuation of or increase of these trends could have a negative affect on our business.

Additionally, numerous governments and managed care organizations have undertaken efforts to control growing healthcare costs through legislation, regulation and voluntary agreements with medical care providers and pharmaceutical companies. If future regulatory cost containment efforts limit the profits that can be derived on new drugs, our clients might reduce their research and development spending, which could reduce our business.

Failure to comply with existing regulations could harm our reputation and our operating results.

Any failure on our part to comply with applicable regulations could result in the termination of on-going clinical research or the disqualification of data for submission to regulatory authorities. For example, if we were to fail to verify that patient participants were fully informed and had fully consented to a particular clinical trial, the data collected from that trial could be disqualified. If this were to happen, we could be contractually required to repeat the trial at no further cost to our client, but at a substantial cost to us. The issuance of a notice from the FDA based upon a finding of a material violation by us of GCP requirements could result in contractual liability to our clients and/or the termination of ongoing studies which could materially and adversely affect our results of operations. Similar notices could be issued from the regulatory authorities in other countries where we conduct clinical studies. Furthermore, our reputation and prospects for future work could be materially and adversely diminished.

Changes in governmental regulation could reduce the need for the services we provide, which would negatively affect our future business opportunities.

In recent years the United States Congress, state legislatures and foreign governments have considered various types of health care reform in order to control growing health care costs. The United States Congress, state legislatures and foreign governments may again address health care reform in the future. We are unable to predict what legislative proposals will be adopted in the future, if any.

Implementation of health care reform legislation that results in additional costs to develop new drugs could limit the profits that can be made by our clients from the development of new products. This could adversely affect our clients’ research and development expenditures, which could in turn decrease the business opportunities available to us both in the United States and elsewhere. In addition, new laws or regulations may create a risk of liability, increase our costs or limit our service offerings. We cannot predict the likelihood of any of these events.

Governmental agencies throughout the world, but particularly in the U.S., strictly regulate the drug development and approval process. Our business involves helping pharmaceutical, biotechnology and medical device companies navigate the regulatory drug approval process. Any changes in drug approval regulatory requirements such as the introduction of simplified drug approval procedures or an increase in regulatory requirements that we have difficulty satisfying, could eliminate or substantially reduce the need for our services. These and other changes in regulation could have an impact on the business opportunities available to us. As a result, our business, results of operations and financial condition may be materially and adversely affected.

Proposed and future laws and regulations, including laws and regulations relating to the confidentiality of patient information, might increase the cost of our business, increase our risks of liability or limit our service offerings.

Various governments might adopt healthcare legislation or regulations that are more burdensome than existing regulations. These changes could increase our expenses or limit our ability to offer some of our products or services. For example, the confidentiality of patient specific information and the circumstances under which it may be released for inclusion in our databases or used in other aspects of our business are subject to substantial government regulation. Additional legislation governing the possession, use and dissemination of medical record information and other personal health information has been proposed at both the state and national levels and is likely to be proposed in other countries. Proposed federal regulations governing patient specific health information might require us to implement new security measures that require substantial expenditures or limit our ability to offer some of our products and services. These regulations might also increase our costs by creating new privacy requirements and mandating additional privacy procedures for our business, thereby materially and adversely affecting our business, results of operations and financial condition.

Adverse changes in general economic or political conditions in any of the major countries in which we do business could adversely affect our business, operating results and financial position.

Recently, general worldwide economic conditions have experienced a downturn due to slower economic activity, concerns about inflation and deflation, increased energy costs, decreased consumer confidence, reduced corporate profits and capital spending, adverse business conditions, the ongoing effects of the war in Iraq, recent international conflicts and terrorist and military activity, and the impact of natural disasters and public health emergencies. If economic growth in the United States and other countries’ economies is slowed, many customers may delay or reduce spending on our services, which would harm our business, results of operations and financial condition.

Our operations may be interrupted by the occurrence of a natural disaster or other catastrophic event.

We depend upon our clients, study sites and our facilities, as well as the ability to readily travel among these, for the continued operation of our business. We also depend upon the continuous, effective, reliable and secure operation of our computer hardware, software, networks, telecommunications networks, internet servers and related infrastructure. However, catastrophic events, including terrorist attacks, could still disrupt our operations, those of our clients or study sites, or our ability to travel among these locations, which would also affect us. Although we carry business interruption insurance, we might suffer losses as a result of business interruptions that exceed the coverage available under our insurance policies. Any natural disaster or catastrophic event affecting our facilities could have a material and adverse affect on our business and results of operations.

Our success depends on our ability to keep pace with rapid technological changes that could make our products and services less competitive or obsolete.

The clinical research aspects of the pharmaceutical, biotechnology and medical device industries are subject to increasingly rapid technological changes. Our competitors or others might develop technologies, products or services that are more effective or commercially attractive than our current or future technologies, products or services, or render our technologies, products or services less competitive or obsolete. For example, if our proprietary technology systems were to become less competitive or obsolete, our ability to develop new business and our operating results would be adversely affected. If competitors introduce superior technologies, products or services and we cannot make enhancements to our technologies, products and services necessary for us to remain competitive, our competitive position, and in turn our business, results of operations and financial condition, would be materially and adversely affected.

We may have exposure to substantial personal injury claims and may not have adequate insurance to cover such claims.

Our business primarily involves the testing of experimental drugs and biologics or other regulated products on consenting human volunteers pursuant to a study protocol. These tests create a risk of liability for personal injury to or death of volunteers resulting from negative reactions to the drugs administered or from improper care provided by third-party investigators, particularly to volunteers with life-threatening illnesses. In connection with many clinical trials, we contract with physicians to serve as investigators in conducting clinical trials to test new drugs on human volunteers. We do not believe that we are legally accountable for the medical care rendered by third party investigators, and we seek to limit our liability with our clients, third party investigators and others. Although our contracts with clients generally include indemnity provisions and we have loss insurance, our financial condition and results of operations could be materially and adversely affected if we had to pay damages or incur defense costs in connection with a claim that is outside the scope of an indemnity or insurance coverage. Additionally, our financial condition could be materially and adversely affected if our liability exceeds the amount of our insurance.

Contractual indemnification provisions generally do not protect us against liability arising from certain of our own actions, such as negligence. Our financial condition and results of operations could be materially and adversely affected if we were required to pay damages or bear the cost of defending any claim which is not covered by a contractual indemnification provision, in the event that a party who must indemnify us does not fulfill its indemnification obligations, or if the amount we are required to pay is beyond the level of our insurance coverage. In addition, we may not be able to continue to maintain adequate insurance coverage on terms acceptable to us.

If we are unable to attract suitable willing volunteers for the clinical trials of our clients, our results could be materially and adversely affected.

One of the factors on which we compete is the ability to recruit independent investigators who can identify volunteers for the clinical studies we manage on behalf of our clients. These clinical trials rely upon the ready accessibility and willing participation of volunteer subjects. These subjects generally include volunteers from the communities in which the studies are conducted, which to date have provided an adequate pool of potential subjects for research studies. Many of our contracts include payments for achieving specific targets directly tied to the recruitment of study subjects. The trials we manage and our operating results could be materially and adversely affected if we are unable to attract suitable and willing volunteers on a consistent basis.

If we are unable to safeguard our networks and clients’ data, our clients may not use our services and our business may be harmed.

Our networks may be vulnerable to unauthorized access, computer hacking, computer viruses and other security problems. An individual who circumvents security measures could misappropriate proprietary information or cause interruptions or malfunctions in our operations. We may be required to expend significant resources to protect against the threat of security breaches or to alleviate problems caused by any breaches. Security measures that we adopt from time to time may be inadequate.

We may have difficulty obtaining director and officer liability insurance in acceptable amounts for acceptable rates.

We cannot assure that we will be able to obtain in the future sufficient director and officer liability insurance coverage at acceptable rates and with acceptable deductibles and other limitations. Failure to obtain such insurance could materially harm our financial condition in the event that we are required to defend against and resolve any future securities class actions or other claims made against us or our management. Further, the inability to obtain such insurance in adequate amounts may impair our future ability to retain and recruit qualified officers and directors.

We do not intend to pay dividends.

We have never paid any cash dividends on our common stock and do not expect to declare or pay any cash or other dividends in the foreseeable future.

We currently fail to meet two of NASDAQ’s listing requirements and if our common stock is delisted it could negatively impact the price of our common stock, our ability to access the capital markets and the liquidity of our common stock.

Our common stock began trading on the NASDAQ Capital Market in December 1997. There are several requirements for continued listing on the NASDAQ Capital Market including, but not limited to, a minimum stock price of $1.00 per share and either (i) $2.5 million or more in stockholders’ equity, (ii) market capitalization of $35 million or more, or (iii) net income in the last fiscal year, or two of the last three fiscal years, of $500,000 or more.

For the last 30 consecutive business days the bid price of our common stock has closed below the minimum $1.00 per share required for continued inclusion on the NASDAQ Capital Market, and consequently we are not in compliance with the requirements for continued listing of our common stock. However, given the current extraordinary market conditions, NASDAQ has suspended enforcement of the bid price and market value of publicly held shares requirements through July 31, 2009. As a result, if the Company’s closing bid price of the Company’s common stock is less than $1.00 for a period of thirty consecutive days after July 31, 2009, we may receive notification from NASDAQ that our common stock will be delisted from the NASDAQ Capital Market unless the stock closes at or above $1.00 per share for at least ten consecutive days during the 180-day period following such notification.

In addition, on September 25, 2008, the Company received a notification from NASDAQ stating that the Company failed to comply with NASDAQ’s independent audit committee requirements as set forth in Marketplace Rule 4350. The Company has until the earlier of the Company’s next annual shareholders’ meeting or September 5, 2009 to regain compliance. If we fail to comply and cannot remedy our noncompliance during any applicable notice or grace periods, our common stock could be delisted from the Nasdaq Capital Market.

If delisted from the NASDAQ Capital Market, our common stock will likely be quoted in the over-the-counter market in the so-called “pink sheets” or quoted in the OTC Bulletin Board. In addition, our common stock would be subject to the rules promulgated under the Securities Exchange Act of 1934 relating to “penny stocks.” These rules require brokers who sell securities that are subject to the rules, and who sell to persons other than established customers and institutional accredited investors, to complete required documentation, make suitability inquiries of investors and provide investors with information concerning the risks of trading in the security. These requirements would make it more difficult to buy or sell our common stock in the open market. In addition, the delisting of our common stock could materially adversely affect our ability to raise capital on terms acceptable to us or at all. Delisting from the NASDAQ Capital Market could also have other negative results, including the potential loss of confidence by clients and employees, the loss of institutional investor interest and fewer business development opportunities.

Failure to comply with Section 404 of the Sarbanes-Oxley Act could negatively impact the market price of our stock.

If, in the future, we fail to maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain an effective internal control environment could negatively impact the market price of our common stock.

If branded pharmaceutical, biotechnology, generic drug or medical device companies reduce their expenditures, our future revenue and profitability may be reduced.

Our business and continued expansion depend on the research and development expenditures of our clients which, in turn, are impacted by their profitability. If these companies want to reduce costs, they may proceed with fewer clinical trials and other drug development. An economic downturn or other factors may cause our clients to decrease their research and development expenditures which could adversely affect our revenues and profitability.

Actions or inspections by regulatory authorities may cause clients not to award future contracts to us or to cancel existing contracts, which may have a material and adverse effect on our results of operations.

We may be subject to continuing inspections of our facilities and documentation in connection with studies we have conducted in support of marketing applications, or routine inspections of our facilities that have yet to be inspected by regulatory authorities. Regulatory authorities can have significant authority over the conduct of clinical trials, and they have the power to take regulatory and legal action in response to violations of clinical standards, subject protection and regulatory requirements in the form of civil and criminal fines, injunctions and other measures. If, for example, the FDA obtains an injunction, such action could result in significant obstacles to future operations. Additionally, there is a risk that actions by regulatory authorities, if they result in significant inspectional observations or other measures, could cause clients not to award us future contracts or to cancel existing contracts. Depending upon the amount of revenue lost, the results could have a material and adverse affect on our results of operations.

We might lose business opportunities as a result of healthcare reform.

Numerous governments have undertaken efforts to control healthcare costs through legislation, regulation and voluntary agreements with healthcare providers and drug companies. Healthcare reform could reduce the demand for our services and, as a result, our revenue. In the last several years, the U.S. Congress has reviewed several comprehensive healthcare reform proposals. The proposals are intended to expand healthcare coverage for the uninsured and reduce the growth of total healthcare expenditures. Congress has also considered and may adopt legislation which could have the effect of putting downward pressure on the prices that pharmaceutical and biotechnology companies can charge for prescription drugs. Any such legislation could cause our customers to spend less on research and development. If this were to occur, we could have fewer clinical trials for our business, which could reduce our earnings. Similarly, pending healthcare reform proposals outside the U.S. could negatively impact revenues from foreign operations.

Our business is subject to international economic, political and other risks that could negatively affect our results of operations or financial position.

Since the sale of our U.S. Business on July 16, 2009, all of our operations are conducted outside the U.S. and we anticipate that revenues from foreign operations will grow. Accordingly, our business is subject to risks associated with doing business internationally, including:

•	less stable political and economic environments and changes in a specific country’s or region’s political or economic conditions,

•	potential negative consequences from changes in tax laws affecting our ability to repatriate profits,

•	unfavorable labor regulations,

•	greater difficulties in managing and staffing foreign operations,

•

the need to ensure compliance with the numerous regulatory and legal requirements applicable to our business in each of these jurisdictions, and to maintain an effective compliance program to ensure compliance,

•	changes in trade policies, regulatory requirements and other barriers,

•	civil unrest or other catastrophic events, and

•	longer payment cycles of foreign customers and difficulty collecting receivables in foreign jurisdictions.

These factors are beyond our control. The realization of any of these or other risks associated with operating in foreign countries could have a material adverse effect on our business, results of operations or financial condition.

We have substantial exposure to currency risks.

Since the sale of our U.S. Business on July 16, 2009, all of our operations are conducted outside the U.S.We operate in many foreign countries and are subject to exchange rate gains and losses for multiple currencies. We may also be subject to foreign currency transaction risk when our service contracts are denominated in a currency other than the currency in which we incur expenses or earn fees related to such contracts. Changes in the exchange rate foreign currencies and the U.S. dollar could materially affect the translation of our subsidiaries’ financial results into U.S. dollars for purposes of reporting our consolidated financial results.

RISKS RELATED TO THE SALE OF THE COMPANY’S WHOLLY-OWNED SUBSIDIARY, ENCORIUM OY

We may not be able to complete the sale of the Company’s wholly-owned subsidiary, Encorium Oy

Although we have entered into a non-binding term sheet with a purchaser for Encorium Oy, we have not yet entered into a definitive agreement with respect to this transaction. No assurances can be given that we will successfully conclude the sale of Encorium Oy in a timely fashion or at all for a number of reasons, including, but not limited to (i) the failure of the purchaser to satisfactorily complete due diligence; (ii) our failure to obtain a fairness opinion relating to the sale price of Encorium Oy; (iii) our inability to negotiate a definitive agreement; and (vi) our inability to obtain the required stockholder approval. If the transaction is not completed, it may have a negative effect on our stock trading price. If the sale of Encorium Oy is not consummated we will continue to seek strategic alternatives, including, but not limited to attempting to secure additional financing. Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment coupled with the Company’s current financial position. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may significantly reduce our operating costs, which may include the cessation of operations in some countries or seek stockholder approval to liquidate and dissolve. Any decision to liquidate and dissolve the Company may occur at any point during or before the first quarter of 2010. It is unclear whether there would be funds available for distribution to our stockholders in these instances.

We will incur significant expenses related to the proposed sale of Encorium Oy.

The proposed sale of Encorium Oy will result in significant costs to Encorium. We expect these costs to consist primarily of fees for investment bankers, attorneys, accountants, filing fees, and financial printing. Our current estimates of these costs are preliminary and are subject to change. Accordingly, the aggregate amount of these costs may be greater than currently anticipated. The substantial majority of the costs will be incurred whether or not the proposed transaction is consummated. These expenses will decrease the remaining cash available for eventual distribution to the stockholders in connection with any dissolution and liquidation or for use in connection with future operations of the business.

We could lose clients as a result of uncertainty regarding the proposed sale of Encorium Oy

Uncertainty regarding the acquisition of the proposed sale of Encorium Oy, as well as fear of diversion of management and employees attention during the transaction and integration period, could lead some clients to select other vendors. The loss of business from significant clients could have a negative effect on our business and thus our ability to consummate the transaction.

The proposed sale of Encorium Oy may not result in a premium to, and may be less than, the current stock price.

The definitive terms of the transaction for the sale of Encorium Oy have not been negotiated. Any distribution to stockholders as a result of such sale may not be at a premium to and could be less than the current market price of the common stock.

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

In this discussion, the terms “Company,” “we,” “us” and “our” refer to Encorium Group, Inc. and our consolidated subsidiaries, except where it is made clear otherwise.

Forward Looking Statements

When used in this Report on Form 10-Q and in other public statements, both oral and written, by the Company and Company officers, the words “estimate,” “project,” “expect,” “intend,” “believe,” “anticipate” and similar expressions are intended to identify forward-looking statements regarding events and trends that may affect our future operating results and financial position. Such statements are subject to risks and uncertainties that could cause our actual results and financial position to differ materially. Such factors include, among others: (i) the risk that we may not have sufficient funds to operate our business; (ii) our success in attracting new business and retaining existing clients and projects; (iii) the size, duration and timing of clinical trials we are currently managing may change unexpectedly; (iv) the termination, delay or cancellation of clinical trials we are currently managing could cause revenues and cash-on-hand to decline unexpectedly; (v) the timing difference between our receipt of contract milestone or scheduled payments and our incurring costs to manage these trials; (vi) outsourcing trends in the pharmaceutical, biotechnology and medical device industries; (vii) the ability to maintain profit margins in a competitive marketplace; (viii) our ability to attract and retain qualified personnel; (ix) the sensitivity of our business to general economic conditions; (x) other economic, competitive, governmental and technological factors affecting our operations, markets, products, services and prices; (xi) announced awards received from existing and potential customers are not definitive until fully negotiated contracts are executed by the parties; (xii) our backlog may not be indicative of future results and may not generate the revenues expected; (xiii) our ability to consummate the sale of Encorium Oy; and (xiv) uncertainties regarding the availability of additional capital and continued listing of our common stock on Nasdaq. You should not place undue reliance on any forward-looking statement. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events. Please refer to the section entitled “Risk Factors” beginning on page 46 in this Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 for a more complete discussion of factors which could cause our actual results and financial position to change.

Overview

We are a clinical research organization that engages in the design and management of complex clinical trials for the pharmaceutical, biotechnology and medical device industries. We were initially incorporated in August 1998 in Nevada. In June 2002, we changed our state of incorporation to Delaware. In November 2006, we expanded our international operations with the acquisition of our wholly-owned subsidiary, Encorium Oy, a CRO founded in 1996 in Finland, which offers clinical trial services to the pharmaceutical and medical device industries. Since 2006 we have conducted substantially all of our European operations through Encorium Oy and its wholly-owned subsidiaries located in Denmark, Estonia, Sweden, Lithuania, Romania, Germany and Poland. On July 16, 2009 the Company sold substantially all of the assets relating to the Company’s US line of business to Pierrel Research USA, Inc., the result of which the Company no longer has any employees or significant operations in the United States. Due to this sale, for the six months ended June 30, 2009 and 2008, the results of the U.S. business have been presented as discontinued operations in the consolidated financial statements.

The following discussion should be read in conjunction with the Company’s consolidated financial statements and notes thereto.

On May 11, 2009, we announced that we had entered into a non-binding letter of intent to sell our wholly- owned subsidiary, Encorium Oy, to a U.S. based clinical research organization. The terms of the transaction have not been announced and are continuing to be negotiated between the parties. The closing of the sale is subject to the completion if due diligence, execution of definitive agreements and stockholder approval. In the event the sale of Encorium Oy is consumated, the Company will no longer have any operations and the Board of Directors intend to, subject to stockholder approval, adopt a plan to liquidate and dissolve the Company and distribute liquidation proceeds, if any, to the stockholders. We anticipate the transaction will not close until the fourth quarter of 2009.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the six months ended June 30, 2009 was $4.7 million. Our cash and cash equivalents as of June 30, 2009 was $839 thousand. In the event we do not consummate the sale described above, we anticipate that will meet our cash requirements at least into the second quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. If the sale of Encorium Oy is not consummated we will continue to seek strategic alternatives, including, but not limited to attempting to secure additional financing. Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment coupled with the Company’s current financial position. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may significantly reduce our operating costs, which may include the cessation of operations in some countries or seek stockholder approval to liquidate and dissolve. Any decision to liquidate and dissolve the Company may occur at any point during or before the first quarter of 2010. It is unclear whether there would be funds available for distribution to our stockholders in these instances. Our consolidated financial statements do not include any adjustment to reflect the possible future effects on the recoverability or classification of assets or the amounts and classification of liabilities that may result from the outcome of our ability to continue as a going concern.

The accompanying consolidated financial statements have been prepared on the basis of the Company continuing as a going concern. However, the factors summarized above have raised substantial doubt about our ability to continue as a going concern for the foreseeable future

Net revenue is derived principally from the design, management and monitoring of clinical research studies. Clinical research service contracts generally have terms ranging from several months to several years. A portion of the contract fee is generally payable upon execution of the contract, with the balance payable in installments over the life of the contract. Several of our older contracts contain payment schedules that are weighted towards the later stages of the contract. A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance basis. To measure the performance, we compare actual direct costs incurred to estimated total contract direct costs, which we believe is the best indicator of the performance of the contract obligations as the costs relate to the labor hours incurred to perform the service.

Contracts generally may be terminated by clients immediately or with short notice. Clinical trials may be terminated or delayed for several reasons including, among others, unexpected results or adverse patient reactions to the drug, inadequate patient enrollment or investigator recruitment, manufacturing problems resulting in shortages of the drug, budget constraints of clients or decisions by the client to de-emphasize or terminate a particular trial, development efforts on a particular drug or our failure to properly perform our obligations. Depending on the size of the trial in question, a client’s decision to terminate or delay a trial in which we participate could have a material and adverse effect on our backlog, future revenue and results from operations.

General

The information set forth and discussed below for the six months ended June 30, 2009 and 2008 is derived from the Consolidated Condensed Financial Statements included elsewhere herein. The financial information set forth and discussed below is unaudited but, in the opinion of management, reflects all adjustments (primarily consisting of normal recurring adjustments) necessary for a fair presentation of such information. The results of our operations for a particular quarter may not be indicative of results expected during the other quarters or for the entire year.

Our quarterly results can fluctuate as a result of a number of factors, including our success in attracting new business, the size and duration of clinical trials, the timing of client decisions to conduct new clinical trials or to cancel or delay ongoing trials, changes in cost estimates to complete ongoing trials, and other factors, many of which are beyond our control.

Net revenue is derived principally from the design, management and monitoring of clinical research studies. Clinical research service contracts generally have terms ranging from several months to several years. A portion of the contract fee is generally payable upon execution of the contract, with the balance payable in installments over the life of the contract. A significant portion of our net revenue is recognized from fixed-price contracts on a proportional performance basis. To measure the performance, we compare actual direct costs incurred to estimated total contract direct costs, which we believe is the best indicator of the performance of the contract obligations as the costs relate to the labor hours incurred to perform the service. Total direct costs are incurred for each contract and compared to estimated total direct costs for each contract to determine the percentage of the contract that is completed. This percentage is multiplied by the estimated total contract value to determine the amount of net revenue recognized.

Contracts generally may be terminated by clients immediately or with short notice. Clinical trials may be terminated or delayed for several reasons, including, among others, unexpected results or adverse patient reactions to the drug, inadequate patient enrollment or investigator recruitment, manufacturing problems resulting in shortages of the drug or decisions by the client to de-emphasize or terminate a particular trial or development efforts on a particular drug. Depending on the size of the trial in question, a client’s decision to terminate or delay a trial in which we participate could have a material and adverse effect on our backlog, future revenue and results from operations.

Our backlog relative to continuing operations was approximately $19.6 million as of June 30, 2009 as compared to $23.5 million as of June 30, 2008. Our backlog consists of anticipated net revenue from signed contracts and letters of intent that either have not started but are anticipated to begin in the near future or are in process and have not yet been completed. Many of our studies and projects are performed over an extended period of time, which may be several years. Amounts included in backlog have not yet been recognized as net revenue in our Consolidated Statements of Operations. Once contracted work begins, net revenue is recognized over the life of the contract on a proportional performance basis. The recognition of net revenue and contract terminations, if any, reduces our backlog while the awarding of new business increases our backlog. For the six months ended June 30, 2009 we obtained approximately $4.8 million of new business awards as compared to approximately $6.7 million for the six months ended June 30, 2008.

We believe that our backlog as of any date may not necessarily be a meaningful predictor of future results because backlog can be affected by a number of factors including the size and duration of contracts, many of which are performed over several years. Additionally, contracts relating to our clinical trial business may be subject to early termination by the client or delay for many reasons, as described above. Also, the scope of a contract can change during the course of a study. For these reasons, we might not be able to fully realize our entire backlog as net revenue.

The following table sets forth amounts for certain items in our consolidated statements of operations expressed as a percentage of net revenue. The following table excludes revenue and costs related to reimbursable out-of-pocket expenses because they are not generated by the services we provide, do not yield any gross profit to us, and do not have any impact on our net income. We believe this information is useful to our investors because it presents the net revenue and expenses that are directly attributable to the services we provide to our clients and provides a more accurate picture of our operating results and margins.

Percentage of net revenue, excluding reimbursable out-of-pocket expenses:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net revenue	100.0%	100.0%	100.0%	100.0%
Operating Expenses
Direct	76.3%	64.2%	70.6%	66.3%
Selling, general and administrative	49.9%	43.0%	47.9%	42.4%
Depreciation	2.1%	4.1%	2.0%	6.9%
Loss from Operations	(28.3)%	(11.2)%	(20.5)%	(15.6)%
Net Loss from continuing operations	(28.3)%	(12.2)%	(20.4)%	(16.2)%

Contractual Obligations and Commitments

We did not enter into any capital lease obligations during the three months ended June 30, 2009 and 2008. We are committed under a number of non-cancelable operating leases, primarily related to office space and other office equipment.

In June 2008, the Company decreased by approximately 10,774 to 23,252 the amount of square feet under the lease agreement for its corporate office located in Wayne, Pennsylvania. The term of the lease was also extended to December 31, 2014 from November 30, 2009 and the monthly lease payments were reduced from approximately $79 thousand to approximately $53 thousand. Under the terms of the agreement, the Company was required to establish an irrevocable letter of credit in the amount $170,000 as a security deposit. The amount of the letter of credit is reduced by approximately $28,333 each year beginning on June 1, 2009 until reduced to $0 on December 31, 2014. The letter of credit was obtained in June 2008 and is included in “Other Assets”. In connection with the consummation of the sale of the U.S. business on July 16, 2009, the Company entered into an amendment of the lease for its corporate headquarters pursuant to which the Company will be released from its remaining obligations under the lease for a termination fee equal to $235,000, the waiver of any rights to the Company’s security deposit of approximately $20,000 and payment of any outstanding lease obligations through July 31, 2009. The remaining $142,000 of the Letter of Credit as of July 16, 2009, the closing date of the U.S. transaction, was used to satisfy a portion of the termination fee.

Below is a summary of our future payment commitments by year under contractual obligations. Actual amounts paid under these agreements could be higher or lower than the amounts shown below as a result of changes in volume and other variables:

	2009	2010	2011	Thereafter	Total
Obligations under capital leases	$27,218	$108,872	$—	$—	$136,090
Operating leases	1,351,820	1,337,229	949,875	1,155,946	4,794,870
Employment agreement	585,417	—	—	—	585,417
Service agreements	42,500	—	—	—	42,500

	$2,006,955	$1,446,101	$949,875	$1,155,946	$5,558,877

In 2009, we anticipate capital expenditures of approximately $100,000—$200,000 for leasehold improvements, software applications, workstations, personal computer equipment and related assets.

Critical Accounting Policies and Estimates

The following discussion should be read in conjunction with the consolidated financial statements and notes thereto.

Our consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. On an ongoing basis, management evaluates its judgments and estimates. Management bases its judgments and estimates on historical experience and on various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. Management considers the following policies to be most critical in understanding the more complex judgments that are involved in preparing our consolidated financial statements and the uncertainties that could affect our results of operations and financial condition.

Revenue Recognition

A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance method based on assumptions regarding the estimated completion of the project. This method is used because management considers total costs incurred to be the best available measure of progress on these contracts.

Each month costs are accumulated on each project and compared to total estimated cost to complete to determine the degree of completion for that particular project. This determines the percentage of completion for the project. This percentage of completion is multiplied by the contract value to determine the amount of revenue to be recognized. As the work progresses, original estimates may be adjusted due to revisions in the scope of work or other factors and a contract modification may be negotiated with the customer to cover additional costs. Our accounting policy for recognizing revenue for changes in scope is to recognize revenue when the Company has reached agreement with the client, the services pursuant to the change in scope have been performed, the price has been set forth in the change of scope document and collectability is reasonably assured based on our course of dealings with the client. We bear the risk of cost overruns on work performed absent a signed contract modification. Because of the inherent uncertainties in estimating costs, it is reasonably possible that the cost estimates used will change in the near term and may have a material adverse impact on our financial performance.

In the past, we have had to commit unanticipated resources to complete projects resulting in lower gross margins on those projects. These unanticipated additional costs occurred on several long term contracts which we completed or substantially completed during 2004. These contracts spanned a period of three to six years. We may experience similar situations in the future although our current contracts in process are of a shorter duration and subject to less cost volatility. Should our estimated costs on fixed price contracts prove to be low in comparison to actual costs, future margins could be reduced, absent our ability to negotiate a contract modification.

There are no standard billing and payment provisions which are present in each contract. Each contract has separate and distinct billing and payment terms which are the result of negotiation between us and the client. Billings and the related payment terms from fixed price contracts are generally determined by provisions in the contract that may include certain payment schedules and the submission of required billing detail. The payment schedule in the contract reflects the value of services to be performed by us at the initiation of the contract. The payment schedule may include the value of certain interim service components as well as periodic payments which are reasonably assured at the start of the contract and which we expect to receive during the duration of the contract. Accordingly, cash receipts, including the receipt of up front payments, periodic payments and payments related to the achievement of certain billing mechanisms, do not necessarily correspond to cost incurred and revenue recognized on contracts. A contract’s payment structure typically requires an upfront payment of 10% to 20% of the contract value at or shortly after the initiation of the contract, a series of periodic payments over the life of the contract and payments based upon the achievement of certain billing mechanisms. The upfront payments are deferred and recognized as revenues and services are performed under the proportional performance method. Periodic payments, including payments related to the achievement of certain billing mechanisms in the contract, are invoiced pursuant to the terms of the contract once the agreed upon services criteria have been achieved. Payments based upon interim billing mechanisms are included in the value of the contract because we expect to receive them during the term of the contract. All payments received pursuant to the contract are recognized in accordance with the proportional performance method. In a comprehensive full service drug development program, the client would not generally purchase certain service components separately but as an integrated, full service arrangement in connection with the development of the drug.

Clients generally may terminate a contract on short notice which might cause unplanned periods of excess capacity and reduced revenues and earnings. Client initiated delays or cancellations for ongoing clinical trials can come suddenly and may not be foreseeable. To offset the effects of early termination of significant contracts, we attempt to negotiate the payment of an early termination fee as part of the original contract. Generally, we have not been successful in negotiating such fees. Our contracts typically require payment to us of expenses incurred to wind down a study and fees earned to date. Therefore, revenue recognized prior to cancellation does not require a significant adjustment upon cancellation. If we determine that a loss will result from the performance of a fixed price contract, the entire amount of the estimated loss is charged against income in the period in which such determination is made.

Our accounting policy for recognizing revenue for terminated projects requires us to perform a reconciliation of study activities versus the activities set forth in the contract. We negotiate with the client, pursuant to the terms of the existing contract, regarding the wind up of existing study activities in order to clarify which services the client wants us to perform. Once we and the client agree on the reconciliation of study activities and the agreed upon services have been performed by us, we would record the additional revenue provided collectability is reasonably assured.

Our operations have experienced, and may continue to experience, period-to-period fluctuations in net service revenue and results from operations. Because we generate a large proportion of our revenues from services performed at hourly rates, our revenues in any period is directly related to the number of employees and the number of hours worked by those employees during that period. Our results of operations in any one quarter can fluctuate depending upon, among other things, the number of weeks in the quarter, the number and related contract value of ongoing client engagements, the commencement, postponement and termination of engagements in the quarter, the mix of revenue, the extent of cost overruns, employee hiring, employee utilization, vacation patterns, exchange rate fluctuations and other factors.

Reimbursable Out-of-Pocket Expenses

On behalf of our clients, we pay fees to investigators and other out-of-pocket costs for which we are reimbursed at cost, without mark-up or profit. Effective January 1, 2002, in connection with the required implementation of Financial Accounting Standards Board Emerging Issues Task Force Rule No. 01-14, “ Income Statement Characterization of Reimbursements Received for ‘Out-of-Pocket’ Expenses Incurred”, out-of-pocket costs are now included in Operating Expenses, while the reimbursements received are reported separately as Reimbursement Revenue in the Consolidated Statements of Operations.

As is customary in the industry, we will continue to exclude from revenue and expense in the Consolidated Statements of Operations fees paid to investigators and the associated reimbursement since we act as an agent on behalf of the pharmaceutical company sponsors with regard to investigator payments, in accordance with EITF No. 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent”. These investigator fees are not reflected in our Net Revenue, Reimbursement Revenue, Reimbursement Out-of-Pocket Expenses, and/or Direct Expenses. The amounts of investigator fees for the three months ended June 30, 2009 and 2008 were $491 million and $2.1 million, respectively. The amounts of investigator fees for the six months ended June 30, 2009 and 2008 were $983 million and $3.3 million, respectively

Stock-Based Compensation

The Company has adopted equity incentive plans that provide for the granting of stock options to employees, directors, advisors and consultants.

Effective January 1, 2006, we adopted SFAS No. 123R using the Modified Prospective Approach. SFAS 123R revises SFAS No. 123, “Accounting for Stock Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” . SFAS No. 123R requires the costs for all share-based payments to employees, including grants of employee stock options, to be recognized in financial statements based on their fair values at grant date, or the date of later modification, over the requisite period. In addition, SFAS No. 123R requires unrecognized cost (based on the amounts previously disclosed in our pro forma footnote disclosure) related to options vesting after the date of initial adoption to be recognized in the financial statements over the remaining requisite period.

The grant date fair value of each stock option is based on the underlying price on the date of grant and is determined using an option pricing model. The option pricing model requires the use of estimates and assumptions as to (a) the expected volatility of the price of underlying stock option (b) the expected life of the option and (c) the risk free rate for the expected life of the option. The Company is currently using the Black-Scholes option pricing model to determine the grant date fair value of each stock option.

Expected volatility is based on historical volatility of our common stock. We use historical data on exercises of stock options and other factors to estimate the expected life of the share-based payments granted. For the options granted prior to January 1, 2006, we determined the expected life to be 5 years, and an expected life of 4 years for any options granted between January 1, 2006 and December 31, 2006. For options granted subsequent to January 1, 2007 we determined the expected life to be 7 years due to the adoption of a new stock option plan under which these shares were issued. The risk free rate is based on the U.S. Treasury bond rate commensurate with the expected life of the option. Forfeiture rates are estimated based upon past voluntary termination behavior and past option forfeitures.

The estimated annual share-based compensation expense relating to SFAS No. 123R for the twelve months ended December 31, 2009 is expected to be $164 thousand. The Company recognized stock-based compensation expense of $36 thousand, or $0.01 on a basic and diluted earning per share basis, for the three months ended June 30, 2009 and $82 thousand or $0.01 on a basic and diluted earning per share basis for the six months ended June 30, 2009. The Company recognized stock-based compensation expense of $63 thousand for the three months ended June 30, 2008, or $0.01 on a basic and diluted earning per share basis and $134 thousand for the six months ended June 30, 2008.

Goodwill and Intangible Assets

The Company follows the provisions of SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets,” applicable to business combinations. In accordance with these standards, goodwill acquired in connection with the acquisition of Encorium Oy (formerly Remedium) was not amortized. However, the identifiable intangible assets acquired in connection with the acquisition of Encorium Oy are being amortized over their useful lives. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. The identifiable intangibles acquired in connection with the acquisition of Encorium Oy are also subject to impairment testing under SFAS No. 142, whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

Foreign Currency Translation

The functional currency of the Company is the U.S. dollar. The functional currency of the Company’s foreign operations generally is the applicable local currency for each foreign subsidiary. Assets and liabilities of foreign subsidiaries are translated at the spot rate in effect for the reporting date, and consolidated statements of operations are translated at the average exchange rates in effect during the applicable period. The resulting unrealized cumulative translation adjustment, net of applicable income taxes, is recorded as a component of accumulated other comprehensive income in stockholder’s equity.

Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the accompanying consolidated condensed statements of operations as unrealized (based on the applicable period exchange rate) or realized upon settlement of the transactions.

Results of Operations

Three Months Ended June 30, 2009 Compared With Three Months Ended June 30, 2008

Continuing Operations:

Net revenue for the three months ended June 30, 2009 decreased by $1.4 million to $4.5 million as compared to $5.9 million for the three months ended June 30, 2008. The decrease in net revenues was primarily attributable to unfavorable foreign currency fluctuations of $1.4 million for the three months ended June 30, 2009 compared with the same prior year period. Approximately $800 thousand was attributable to revenue recognized on a contract that completed in 2008. For the three months ended June 30, 2009, net revenue from our largest clients amounted to 52% of our net revenue, with the largest clients representing 35%, 9% and 8% of net revenue, respectively. For the three months ended June 30, 2008, net revenue from our largest clients amounted to 28% of our net revenue, with the largest clients representing 11%, 7% and 10% of net revenue, respectively.

Reimbursement revenue consisted of reimbursable out-of-pocket expenses incurred on behalf of our clients. Reimbursements are made at cost, without mark-up or profit, and therefore have no impact on net income.

Direct expenses included compensation and other expenses directly related to conducting clinical studies. These costs decreased by approximately $375 thousand to $3.4 million for the three months ended June 30, 2009 from $3.8 million for the three months ended June 30, 2008. The decrease in direct expenses was primarily due to favorable foreign currency fluctuations of approximately $541 thousand for the three months ended June 30, 2009 compared with the same prior year period partially offset by severance and other costs of $202 thousand. Direct expenses as a percentage of net revenue increased by 12.1% to 76.3% for the three months ended June 30, 2009 as compared to 64.2% for the three months ended June 30, 2008, primarily due to reduced margins associated with the contract that completed in 2008 coupled with the severance and other costs incurred during the three months ended June 30, 2009 as compared with the same period during 2008.

Selling, general, and administrative expenses (“SG&A”) includes the salaries, wages and benefits of all administrative, financial and business development personnel and all other support expenses not directly related to specific contracts. These costs decreased by approximately $300 thousand to $2.2 million for the three months ended June 30, 2009 from $2.5 million for the three months ended June 30, 2008. The decrease in SG&A was due primarily to approximately $178 thousand of favorable foreign currency fluctuations, reductions in staff and facilities costs, partially offset by higher professional fees associated with the sale of the U.S. business. As a percentage of revenues, SG&A expenses decreased by 6.9% to 49.9% for the three months ended June 30, 2009 compared with 43.0% the prior year period.

Depreciation and amortization expense decreased by $147 thousand to $93 thousand for the three months ended June 30, 2009 from $240 thousand for the three months ended June 30, 2008, primarily as a result of certain intangible assets acquired as part of the Encorium Oy acquisition being fully amortized..

Loss from operations increased by $604 thousand to $1.3 million for the three months ended June 30, 2009 compared to loss from operations of $665 thousand from operations for the three months ended June 30, 2008, primarily for the reasons noted in the preceding paragraphs.

Net interest expense for the three months ended June 30, 2009 was $1 thousand compared to net interest income of $1 thousand for the three months ended June 30, 2008. This decrease was due to a reduction in the amount of cash on hand during the three months ended June 30, 2009 compared to the same prior year period.

Net loss from continuing operations for the three months ended June 30, 2009 was $1.3 million, or $(0.06) per diluted share, as compared to a net loss from continuing operations of $719 thousand, or $(0.02) per diluted share for the three months ended June 30, 2008.

Discontinued Operations, Net of Tax

The net after tax loss from discontinued operations for the three months ended June 30, 2009 amounted to $674 thousand as compared to the net after tax loss of $726 thousand from discontinued continued operations during the three months ended June 30, 2008.

Six Months Ended June 30, 2009 Compared With Six Months Ended June 30, 2008

Continuing Operations:

Net revenue for the six months ended June 30, 2009 decreased by $2.3 million to $9.0 million as compared to $11.3 million for the six months ended June 30, 2008. The decrease in net revenues was primarily due to unfavorable foreign currency fluctuations of approximately $1.3 million for the six months ended June 30, 2009 compared with the same prior year period. Approximately $1.0 million was attributable to revenue recognized on a contract that was completed during 2008 of $1.5 million partially offset by revenue recognized on new contracts of $500 thousand. For the six months ended June 30, 2009, net revenue from our largest clients amounted to 50% of our net revenue, with the largest clients representing 34%, 8% and 8% of net revenue, respectively. For the six months ended June 30, 2008, net revenue from our largest clients amounted to 31% of our net revenue, with the largest clients representing 12%, 10% and 9% of net revenue, respectively.

Reimbursement revenue consisted of reimbursable out-of-pocket expenses incurred on behalf of our clients. Reimbursements are made at cost, without mark-up or profit, and therefore have no impact on net income.

Direct expenses included compensation and other expenses directly related to conducting clinical studies. These costs decreased by approximately $1.1 million to $6.4 million for the six months ended June 30, 2009 from $7.5 million for the six months ended June 30, 2008. The decrease in direct expenses was primarily due to favorable foreign currency fluctuations of $980 thousand for the six months ended June 30, 2009 compared with the same prior year period. In addition, direct expenses decreased as a result of reductions in staff and subcontractors utilized on active clinical studies being conducted net of severance and other costs during the six months ended June 30, 2009 compared to same prior year period. Direct expenses as a percentage of net revenue increased by 4.3% to 70.6% for the six months ended June 30, 2009 as compared to 66.3% for the six months ended June 30, 2008, primarily due to reduced margins associated with the contract that completed in 2008 coupled with the severance and other costs incurred during the three months ended June 30, 2009 as compared with the same period during 2008.

Selling, general, and administrative expenses (“SG&A”) includes the salaries, wages and benefits of all administrative, financial and business development personnel and all other support expenses not directly related to specific contracts. These costs decreased by approximately $480 thousand to $4.3 million for the six months ended June 30, 2009 from $4.8 million for the six months ended June 30, 2008. The decrease in SG&A was due primarily to favorable foreign currency fluctuations of $419 thousand, staff reductions and reductions in overhead cost of approximately $180 thousand partially offset by increased professional fees associated with the sale of the U.S. Business. As a percentage of revenues, SG&A expenses increased by 5.5% to 47.9% for the six months ended June 30, 2009 compared with 42.4% the prior year period.

Depreciation and amortization expense decreased by $597 thousand to $183 thousand for the six months ended June 30, 2009 from $780 thousand for the six months ended June 30, 2008, primarily as a result of certain intangible assets acquired as part of the Encorium Oy acquisition being fully amortized.

Loss from operations increased by $80 thousand to $1.8 million for the six months ended June 30, 2009 compared to loss from operations of $1.7 million from operations for the six months ended June 30, 2008, primarily for the reasons noted in the preceding paragraphs.

Net interest expense for the six months ended June 30, 2009 was $4 thousand compared to net interest income of $6 thousand for the six months ended June 30, 2008. This decrease was due to a reduction in the amount of cash on hand during the six months ended June 30, 2009 compared to the same prior year period.

The income tax benefit of $8 thousand for the six months ended June 30, 2009 was principally related to the reversal of the deferred tax liability that was established for the difference between the assigned values of the intangible assets acquired and the tax basis of the intangible assets acquired in the Enorium Oy acquisition.

Net loss for from continuing operations the six months ended June 30, 2009 was $1.84 million thousand, or $(0.09) per diluted share, as compared to a net loss of $1.83 million, or $(0.09) per diluted share for the six months ended June 30, 2008.

Discontinued Operations, Net of Tax

The net after tax loss from discontinued operations for the six months ended June 30, 2009 amounted to $296 thousand as compared to the net after tax loss of $1.6 million from discontinued continued operations during the six months ended June 30, 2008.

Liquidity and Capital Resources

On July 16, 2009, the Company sold substantially all of the assets relating to the Company’s US line of business to Pierrel Research USA, Inc., the result of which the Company no longer has any employees or significant operations in the United States. Due to this sale, for the six months ended June 30, 2009 and 2008, the results of the U.S. business have been presented as discontinued operations in the consolidated financial statements.

On May 11, 2009, we announced that we had entered into a non-binding letter of intent to sell our wholly- owned subsidiary, Encorium Oy, to a U.S. based clinical research organization. The terms of the transaction have not been announced and are continuing to be negotiated between the parties. The closing of the sale is subject to the completion if due diligence, execution of definitive agreements and stockholder approval. In the event the sale of Encorium Oy is consummated, the Company will no longer have any operations and the Board of Directors intend to, subject to stockholder approval, adopt a plan to liquidate and dissolve the Company and distribute liquidation proceeds, if any, to the stockholders. We anticipate the transaction will not close until the fourth quarter of 2009.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the six months ended June 30, 2009 was $4.7 million. Our cash and cash equivalents as of June 30, 2009 was $839 thousand. In the event the sales described above are not consummated, we anticipate that we will meet our cash requirements at least into the second quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. If the sale of Encorium Oy is not consummated we will continue to seek strategic alternatives, including, but not limited to attempting to secure additional financing. Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment coupled with the Company’s current financial position. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may significantly reduce our operating costs, which may include the cessation of operations in some countries or seek stockholder approval to liquidate and dissolve. Any decision to liquidate and dissolve the Company may occur at any point during or before the first quarter of 2010. It is unclear whether there would be funds available for distribution to our stockholders in these instances. Our consolidated financial statements do not include any adjustment to reflect the possible future effects on the recoverability or classification of assets or the amounts and classification of liabilities that may result from the outcome of our ability to continue as a going concern.

The accompanying consolidated financial statements have been prepared on the basis of the Company continuing as a going concern. However, the factors summarized above have raised substantial doubt about our ability to continue as a going concern for the foreseeable future

Our contracts usually require a portion of the contract amount to be paid at the time the contract is initiated. Additional payments are generally made upon completion of negotiated performance milestones, or on a regularly scheduled basis, throughout the life of the contract. Accordingly, cash receipts do not necessarily correspond to costs incurred and revenue recognized. For terminated studies, our contracts frequently entitle us to receive the costs of winding down the terminated project, as well as all fees earned by us up to the time of termination.

Net revenue is recognized on a proportional performance basis. We typically receive a low volume of large-dollar receipts. As a result, the number of days net revenue outstanding in accounts receivable, costs and estimated earnings in excess of related billings, customer advances, and billings in excess of related costs will fluctuate due to the timing and size of billings and cash receipts. At June 30, 2009, the net days revenue outstanding decreased by 29 days to (6) days compared to (35) days at December 31, 2008. Compared to December 31, 2008, accounts receivable decreased $1.8 million to $2.8 million at June 30, 2009, primarily due the reduction in overall projects and the related billing schedules.

Costs and estimated earnings in excess of related billings on uncompleted contracts decreased by $183 thousand to $1.2 million as of June 30, 2009 compared to $1.4 million as of December 31, 2008. The balance at June 30, 2009 primarily consisted of 3 clinical trials. The top two balances constituted 67% and 16% of the balance.

This balance is mostly attributable to a delay in the timing of billings compared to when the work was performed. The $2.4 million decrease in the liability account, billings in excess of related costs and estimated earnings on uncompleted contracts, to $938 thousand as of June 30, 2009 from $3.3 million as of December 31, 2008, is the result of the U.S. business being classified as discontinued operations as of June 30 2009. Customer advances decreased by $3.7 million to $1.6 million from $5.3 million as of December 31, 2008 due to the U. S. business being classified as discontinued operations as of June 30, 2009.

Our net cash used by operating activities was approximately $4.7 million for the six months ended June 30, 2009, compared to net cash used by operating activities of $4.6 million for the six months ended June 30, 2008. The $100 thousand increase is primarily related to increases in accounts receivable, prepaid expenses, cost and estimated earnings in excess of related billings on uncompleted contracts, other assets and decreases in accrued expenses for the six months ended June 30, 2009 as compared to same prior year period. Net cash used by investing activities was $36 thousand for the six months ended June 30, 2009 and represented purchases of computer equipment and software applications. This compares to net cash used by investing activities of $102 thousand for the six months ended June 30, 2008, which was also used to purchase computer equipment and software applications. Net cash provided by financing activities was $229 thousand for the six months ended June 30, 2009, compared with net cash provided by financing activities of $10 thousand for the six months ended June 30, 2008. The primary difference related to $276 thousand of short-term borrowings used to fund operations during the first six months of 2009.

As a result of these cash flows, our cash and cash equivalents balance at June 30, 2009 was $839 thousand as compared to $5.7 million at December 31, 2008.

We purchased approximately $36 thousand of computer equipment and software applications for three months ended June 30, 2009. We anticipate capital expenditures of approximately $138,000—$164,000 during the remainder of 2009, primarily for leasehold improvements, software applications, workstations, personal computer equipment and related assets.

RECENTLY ISSUED ACCOUNTING STANDARDS:

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurement” (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We adopted SFAS No. 157 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS No. 158”). SFAS No. 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business. SFAS No. 158 also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. This statement is effective for the first fiscal year ending after December 15, 2006 for initial recognition and December 15, 2008 for measurement of plan assets and benefit obligations. We adopted SFAS No. 158 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”). SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective in the first fiscal year that begins after November 15, 2007. We adopted SFAS No. 159 and have determined that it did not have a material impact on our consolidated financial statements or results of operations.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS 141R”) which replaces SFAS No. 141, Business Combinations. The scope of SFAS 141R is broader than that of SFAS No. 141, which applied only to business combinations in which control was obtained by transferring consideration. SFAS 141R revises accounting and reporting standards for business combinations and applies to all transactions or other events in which an entity obtains control of one or more businesses by transferring consideration as well as combinations achieved without the transfer of consideration. By applying the same method of accounting – the acquisition method – to all transactions and other events in which one entity obtains control over one or more other businesses, this statement is intended to improve the comparability of the information about business combinations provided in financial reports. SFAS 141R applies prospectively to business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently in the process of evaluating SFAS 141R, and has not yet determined the impact, if any, that accounting for future business combinations under SFAS 141R, effective January 1, 2009, will have on its consolidated results of operations or financial position.

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market Risk

The fair value of cash and cash equivalents, investigator payment advances, accounts receivable, costs and estimated earnings in excess of related billings on uncompleted contracts, accounts payable, accrued expenses and billings in excess of related costs and estimated earnings on uncompleted contracts are not materially different than their carrying amounts as reported at June 30, 2009 and December 31, 2008.

Foreign Currency Exchange Risk

The Company is exposed to foreign currency exchange risk through as all of its operations are conducted outside the U.S. as a result of the sale of its U.S. Business on July 16, 2009. Since our financial results are reported in U.S. Dollars changes in foreign currency exchange rates could adversely affect our results of operations and financial condition. To date, we have not engaged in any derivative or contractual hedging activities related to our foreign exchange exposures.

Assets and liabilities of the Company’s international operations are translated into U.S. Dollars at exchange rates in effect on the balance sheet date and equity accounts are translated at historical exchange rates. Revenue and expense items are translated at average exchange rates in effect during the period. Gains or losses from translating foreign currency financial statements are recorded in a separate stockholders equity account entitled “Accumulated Other Comprehensive Income”. The cumulative translation adjustment included in accumulated other comprehensive income for the six months ended June 30, 2009 and 2008 was $720 thousand and $185 thousand, respectively.

Inflation

We believe that the effects of inflation generally do not have a material adverse impact on our operations or financial condition.

ITEM 4T.	CONTROLS AND PROCEDURES

A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within our company have been detected. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

The Company’s principal executive officer and principal financial officer, with the participation of other members of the Company’s management, have evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities and Exchange Act of 1934, as amended) as of the end of the period covered by this report (the “Evaluation Date”) and, based on that evaluation, concluded that, as of the Evaluation Date, the Company’s disclosure controls and procedures were effective to ensure that information that is required to be disclosed in its reports under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to management, including the Company’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Our management, including our principal executive and principal financial officers, has evaluated any changes in our internal control over financial reporting that occurred during the quarter ended June 30, 2009, and has concluded that there was no change that occurred during the quarter ended June 30, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II. OTHER INFORMATION

ITEM 1A.	RISK FACTORS

BUSINESS RISKS

We may not be able to meet our cash requirements without implementing cost cutting initiatives, increasing revenues, and maintaining current customer contracts; failure to do so will result in the need to raise additional capital or significantly reduce our operating costs, which may include the cessation of operations in certain countries or liquidation of the Company.

Historically, our net cash used in operations has been substantial. Our net cash used in operations for the six months ended June 30, 2009 was $4.7 million. Our cash and cash equivalents as of June 30, 2009 was $839 thousand. In the event the sale of our wholly-owned subsidiary, Encorium Oy, is not consummated, we anticipate that will meet our cash requirements at least into the second quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. In the event we are unable to do so, in order for the Company to continue as a going concern we will be required to obtain additional capital from external sources or significantly reduce our operating costs, which may include the cessation of operations in some countries or liquidation and dissolution of the Company.

Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment, coupled with the Company’s current financial position.

Given the current levels of the trading price of the Company’s common stock, if the Company were to raise additional capital by issuing equity securities, existing stockholders’ percentage ownership would be reduced and they would experience substantial dilution. If we were to raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. If we are unable to obtain additional capital, we will scale back our operations until such capital is obtained or seek stockholder approval to wind down operations and liquidate the company. It is unclear whether there would be funds available for distribution to our stockholders if we seek stockholder approval to wind down operations. Any decision to liquidate the Company may occur at any point during or before the first quarter of 2010.

The perception that we may not be able to continue as a going concern may adversely affect our business.

Any perception that we may not be able to continue as a going concern may cause others to choose not to deal with us due to concerns about our ability to meet our contractual obligations and may adversely affect our ability to win new contracts and/or raise additional capital.

Our backlog may not be indicative of future results.

Backlog is the amount of revenue that remains to be earned and recognized on written awards, signed contracts and letters of intent. We cannot be certain that the backlog we have reported will be indicative of our future results. A number of factors may affect our backlog, including: the ability of clients to reduce or expand the size and duration of the projects (some are performed over several years); the termination or delay of projects; and a change in the scope of work during the course of a project. In addition since our backlog is reported in U.S. Dollars, but the majority of our contracts are denominated in currencies other than the U.S. Dollar, changes in the foreign currency exchange rates could reduce the amount of backlog reported.

Also, if clients delay projects, the projects will remain in backlog, but will not generate revenue at the rate originally expected. Accordingly, historical indications of the relationship of backlog to revenues may not be indicative of future results and should not be relied upon.

Our inability to forecast our revenue pipeline or convert revenue pipeline into contracts could increase fluctuations in our revenue and financial results.

We use a “pipeline” system, a common industry practice, to forecast contract awards and trends in our business. Our management team monitors the status of all potential contract awards, including the potential dollar amount of each contract transaction. We aggregate these estimates periodically to generate a pipeline and then evaluate the pipeline to identify trends in our business. This pipeline analysis and related estimates of revenue may differ significantly from actual revenues in a particular reporting period. When customers delay contracts, reduce the amount of their contract or cancel contracts altogether, it will reduce the rate of conversion of the pipeline into contracts and our revenues will be harmed. Our inability to respond to a variation in the pipeline or in the conversion of the pipeline into contracts in a timely manner, or at all, could cause us to plan or budget inaccurately and thereby could adversely affect our results of operations and financial condition.

Our operating results can be expected to fluctuate from period to period.

Fluctuating operating results are usually due to the level of new business awards in a particular period and the timing of the initiation, progress or cancellation of significant projects. Even a short acceleration or delay in such projects could have a material effect on our results in a given reporting period. Varying periodic results could adversely affect the price of our common stock if investors react to our reporting operating results which are less favorable than in a prior period or lower than those anticipated by investors or the financial community generally.

Our stock price may continue to experience fluctuations.

The market prices of securities of thinly-traded companies such as ours generally are highly volatile. For example, since January 1, 2008, the price of our common stock reached a high of $2.42 on February 1, 2008 and a low of $.10 on August 6, 2009.

In this market environment, the sale of a substantial number of shares of our common stock in the public market or the perception that such a sale might occur would likely have a materially adverse effect on the market price of our common stock.

Any litigation brought against us as a result of this volatility could result in substantial costs and a diversion of our management’s attention and resources, which could negatively impact our financial condition, revenues, results of operations, and the price of our common stock.

If we raise additional capital by issuing equity securities in a fluctuating market, many or all of our existing stockholders may experience substantial dilution, and if we need to raise capital by issuing equity securities at a time when our stock price is down, we may have difficulty raising sufficient capital to meet our requirements.

We may incur additional impairment charges which may adversely affect our results of operations.

The Company follows the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations “ and SFAS No. 142, “ Goodwill and Other Intangible Assets ,” applicable to business combinations. In accordance with these standards, goodwill acquired in connection with the acquisition of Encorium Oy (formerly Remedium) was not amortized. Under SFAS No. 142, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008.

Impairment testing involves various estimates and assumptions, which could vary, and an analysis of relevant market data and market capitalization. If our stock price continues to decline or if economic conditions continue to deteriorate, we may incur additional impairment charges which may adversely impact our results of operations and financial condition.

Failure to develop new business in our intensely competitive industry will cause our revenues to decline.

The market for clinical research services is highly competitive. We primarily compete against in-house departments of pharmaceutical, biotechnology and medical device companies and other clinical research organizations. Competitors in our industry range from small, limited-service providers to full service, global clinical research organizations. Many of our competitors have an established global presence, including Quintiles Transnational Corp., Covance, Inc., Parexel International Corporation, Pharmaceutical Product Development, Inc., Icon Clinical Research, and Kendle International, Inc. In addition, many of our competitors have substantially greater financial and other resources than we do. Significant factors in determining whether we will be able to compete successfully include: our consultative and clinical trials design capabilities; our reputation for on-time quality performance; our expertise and experience in specific therapeutic areas; the scope of our service offerings; our ability to recruit investigators and study subjects in a timely manner; our strength in various geographic markets; the price of our services; our ability to acquire, process, analyze and report data in a time-saving and accurate manner; our global data services capabilities; our ability to manage large-scale clinical trials both domestically and internationally; and our size.

If our services are not competitive based on these or other factors and we are unable to develop an adequate level of new business, our business, backlog position, financial condition and results of operations will be materially and adversely affected. In addition, we may compete for fewer clients arising out of consolidation within the pharmaceutical industry and the growing tendency of drug companies to outsource to a smaller number of preferred clinical research organizations that have far greater resources and capabilities.

Our services may from time to time experience periods of increased price competition that could have a material adverse effect on our profitability and revenues. Additionally, the CRO industry is not highly capital-intensive, and the financial costs of entry into the industry are relatively low. Therefore, as a general matter, the industry has few barriers to entry. Newer, smaller entities with specialty focuses, such as those aligned to a specific disease or therapeutic area, may compete aggressively against us for clients.

We depend on a small number of industries and clients for our business, and the loss of one of our significant clients could cause revenues to drop quickly and unexpectedly.

Historically, projects in the fields of cardiovascular, oncology, immunology, vaccines, medical devices as well as clinical staff outsourcing have represented 50-75% of our European project work, although the mix of projects is subject to change from year to year. For the year ended December 31, 2008, net revenues from our three largest clients amounted to 29% of our net revenues, with the three largest clients representing 10%, 10% and 9% of our net revenues, respectively. None of our European clients represented more than 10% of our net revenues in 2008. For the year ended December 31, 2007, net revenues from our three largest clients amounted to 38% of our net revenues, with the three largest clients representing 15%, 12% and 11%, respectively.

We expect that a relatively small number of clients will continue to represent a significant percentage of our net revenue. The contracts with our clients generally can be terminated on short notice. The loss of business from any significant client or our failure to continue to obtain new business would have a material and adverse effect on our business and revenues.

Loss of key personnel, or failure to attract and retain additional personnel, may cause the success and growth of our business to suffer.

Our future success depends on the personal efforts and abilities of the principal members of our senior management and scientific team to provide strategic direction, develop business, provide service to our clients, manage our operations and finances, and maintain a cohesive and stable environment. The loss of their services might significantly delay or prevent the achievement of business development and strategic objectives. As a provider of complex clinical trial support services, our success depends on our ability to retain key employees and to attract additional qualified employees. Competition for qualified personnel is intense and we cannot assure you that we will be able to retain existing personnel or attract and retain additional highly qualified employees in the future. The loss of services of any of our key executives may have a material and adverse affect on our business operations, results of operations and financial position.

Competition for our key executives and skilled personnel, particularly those with a medical degree, a Ph.D. or equivalent degrees, is intense. We compete with clinical research organizations, pharmaceutical and biotechnology companies, and academic and research institutions that have far greater financial resources to recruit skilled personnel. Our inability to attract and retain qualified executives and scientific staff could have a material and adverse affect on our business plan, results of operations and financial condition. There can be no assurance that we will be able to continue to attract and retain qualified executives and scientific staff in the future.

We may bear financial losses because our contracts may be delayed or terminated or reduced in scope for reasons beyond our control.

Our contracts generally may be terminated or reduced in scope either immediately or upon notice. Clients may terminate or delay their contracts for a variety of reasons, including, but not limited to, the failure of products to satisfy safety requirements, unexpected or undesired clinical results, merger or potential merger-related activities, the client’s budget constraints, the client’s decision to terminate the development of a particular product or to end a particular study, insufficient patient enrollment in a study, insufficient investigator recruitment, manufacturing problems resulting in shortages of the product, or our failure to perform our obligations under the contract. For example, in January 2007 a client cancelled a contract having $12.8 million in revenues remaining. This risk of loss or delay of contracts potentially has greater effect as we pursue larger outsourcing arrangements with global pharmaceutical companies.

Also, over the past several years we have observed that clients may be more willing to delay, cancel or reduce contracts more rapidly than in the past. In addition, companies may proceed with fewer clinical trials or conduct them without assistance of contract research organizations as a result of changing priorities or other internal considerations. These factors may cause such companies to cancel contracts with CROs, such as Encorium. The loss, reduction in scope or delay of a significant contract or the loss or delay of multiple contracts could materially and adversely affect our business, results of operations and financial condition.

The fixed price nature of our contracts could have a negative impact on our operating results.

A significant portion of our contracts are at fixed prices. As a result, we bear the risk of cost overruns. If we fail to adequately price our contracts, fail to effectively estimate the cost to complete fixed price contracts, or if we experience significant cost overruns, our business, results of operations and financial condition could be materially and adversely affected. In addition, contacts with our clients are subject to change orders, which occur when the scope of work performed by us needs to be modified from what was originally contemplated by our contract with the client. This can occur, for example, when there is a change in a key study assumption or parameter or a significant change in timing. Under U.S. generally accepted accounting principles, we cannot recognize additional revenue anticipated from change orders until appropriate documentation is received by us from the client authorizing the change made. However, if we incur additional expense in anticipation of receipt of that documentation, we must recognize the expense as incurred. Further, we may not be successful convincing our clients to approve change orders which change the scope of current contracts. Such under-pricing or significant cost overruns could have a material adverse effect on our business, results of operations, financial condition or cash flows.

Changes in outsourcing trends in the pharmaceutical and biotechnology industries could materially and adversely affect our operating results and growth rate.

Industry trends and economic factors that affect our clients in the pharmaceutical, biotechnology and medical device industries also affect our business. Our revenues depend greatly on the expenditures made by the pharmaceutical, biotechnology and medical device industries in research and development. The practice of many companies in these industries has been to hire outside organizations like us to conduct clinical research projects. This practice has grown significantly in the last decade, and we have benefited from this trend. However, if this trend were to change and companies in these industries were to reduce the number of research and development projects they outsource, our business could be materially and adversely affected. For example, over the past several years, mergers and other factors in the pharmaceutical industry appear to have slowed decision-making by pharmaceutical companies and delayed drug development projects. The continuation of or increase of these trends could have a negative affect on our business.

Additionally, numerous governments and managed care organizations have undertaken efforts to control growing healthcare costs through legislation, regulation and voluntary agreements with medical care providers and pharmaceutical companies. If future regulatory cost containment efforts limit the profits that can be derived on new drugs, our clients might reduce their research and development spending, which could reduce our business.

Failure to comply with existing regulations could harm our reputation and our operating results.

Any failure on our part to comply with applicable regulations could result in the termination of on-going clinical research or the disqualification of data for submission to regulatory authorities. For example, if we were to fail to verify that patient participants were fully informed and had fully consented to a particular clinical trial, the data collected from that trial could be disqualified. If this were to happen, we could be contractually required to repeat the trial at no further cost to our client, but at a substantial cost to us. The issuance of a notice from the FDA based upon a finding of a material violation by us of GCP requirements could result in contractual liability to our clients and/or the termination of ongoing studies which could materially and adversely affect our results of operations. Similar notices could be issued from the regulatory authorities in other countries where we conduct clinical studies. Furthermore, our reputation and prospects for future work could be materially and adversely diminished.

Changes in governmental regulation could reduce the need for the services we provide, which would negatively affect our future business opportunities.

In recent years the United States Congress, state legislatures and foreign governments have considered various types of health care reform in order to control growing health care costs. The United States Congress, state legislatures and foreign governments may again address health care reform in the future. We are unable to predict what legislative proposals will be adopted in the future, if any.

Implementation of health care reform legislation that results in additional costs to develop new drugs could limit the profits that can be made by our clients from the development of new products. This could adversely affect our clients’ research and development expenditures, which could in turn decrease the business opportunities available to us both in the United States and elsewhere. In addition, new laws or regulations may create a risk of liability, increase our costs or limit our service offerings. We cannot predict the likelihood of any of these events.

Governmental agencies throughout the world, but particularly in the U.S., strictly regulate the drug development and approval process. Our business involves helping pharmaceutical, biotechnology and medical device companies navigate the regulatory drug approval process. Any changes in drug approval regulatory requirements such as the introduction of simplified drug approval procedures or an increase in regulatory requirements that we have difficulty satisfying, could eliminate or substantially reduce the need for our services. These and other changes in regulation could have an impact on the business opportunities available to us. As a result, our business, results of operations and financial condition may be materially and adversely affected.

Proposed and future laws and regulations, including laws and regulations relating to the confidentiality of patient information, might increase the cost of our business, increase our risks of liability or limit our service offerings.

Various governments might adopt healthcare legislation or regulations that are more burdensome than existing regulations. These changes could increase our expenses or limit our ability to offer some of our products or services. For example, the confidentiality of patient specific information and the circumstances under which it may be released for inclusion in our databases or used in other aspects of our business are subject to substantial government regulation. Additional legislation governing the possession, use and dissemination of medical record information and other personal health information has been proposed at both the state and national levels and is likely to be proposed in other countries. Proposed federal regulations governing patient specific health information might require us to implement new security measures that require substantial expenditures or limit our ability to offer some of our products and services. These regulations might also increase our costs by creating new privacy requirements and mandating additional privacy procedures for our business, thereby materially and adversely affecting our business, results of operations and financial condition.

Adverse changes in general economic or political conditions in any of the major countries in which we do business could adversely affect our business, operating results and financial position.

Recently, general worldwide economic conditions have experienced a downturn due to slower economic activity, concerns about inflation and deflation, increased energy costs, decreased consumer confidence, reduced corporate profits and capital spending, adverse business conditions, the ongoing effects of the war in Iraq, recent international conflicts and terrorist and military activity, and the impact of natural disasters and public health emergencies. If economic growth in the United States and other countries’ economies is slowed, many customers may delay or reduce spending on our services, which would harm our business, results of operations and financial condition.

Our operations may be interrupted by the occurrence of a natural disaster or other catastrophic event.

We depend upon our clients, study sites and our facilities, as well as the ability to readily travel among these, for the continued operation of our business. We also depend upon the continuous, effective, reliable and secure operation of our computer hardware, software, networks, telecommunications networks, internet servers and related infrastructure. However, catastrophic events, including terrorist attacks, could still disrupt our operations, those of our clients or study sites, or our ability to travel among these locations, which would also affect us. Although we carry business interruption insurance, we might suffer losses as a result of business interruptions that exceed the coverage available under our insurance policies. Any natural disaster or catastrophic event affecting our facilities could have a material and adverse affect on our business and results of operations.

Our success depends on our ability to keep pace with rapid technological changes that could make our products and services less competitive or obsolete.

The clinical research aspects of the pharmaceutical, biotechnology and medical device industries are subject to increasingly rapid technological changes. Our competitors or others might develop technologies, products or services that are more effective or commercially attractive than our current or future technologies, products or services, or render our technologies, products or services less competitive or obsolete. For example, if our proprietary technology systems were to become less competitive or obsolete, our ability to develop new business and our operating results would be adversely affected. If competitors introduce superior technologies, products or services and we cannot make enhancements to our technologies, products and services necessary for us to remain competitive, our competitive position, and in turn our business, results of operations and financial condition, would be materially and adversely affected.

We may have exposure to substantial personal injury claims and may not have adequate insurance to cover such claims.

Our business primarily involves the testing of experimental drugs and biologics or other regulated products on consenting human volunteers pursuant to a study protocol. These tests create a risk of liability for personal injury to or death of volunteers resulting from negative reactions to the drugs administered or from improper care provided by third-party investigators, particularly to volunteers with life-threatening illnesses. In connection with many clinical trials, we contract with physicians to serve as investigators in conducting clinical trials to test new drugs on human volunteers. We do not believe that we are legally accountable for the medical care rendered by third party investigators, and we seek to limit our liability with our clients, third party investigators and others. Although our contracts with clients generally include indemnity provisions and we have loss insurance, our financial condition and results of operations could be materially and adversely affected if we had to pay damages or incur defense costs in connection with a claim that is outside the scope of an indemnity or insurance coverage. Additionally, our financial condition could be materially and adversely affected if our liability exceeds the amount of our insurance.

Contractual indemnification provisions generally do not protect us against liability arising from certain of our own actions, such as negligence. Our financial condition and results of operations could be materially and adversely affected if we were required to pay damages or bear the cost of defending any claim which is not covered by a contractual indemnification provision, in the event that a party who must indemnify us does not fulfill its indemnification obligations, or if the amount we are required to pay is beyond the level of our insurance coverage. In addition, we may not be able to continue to maintain adequate insurance coverage on terms acceptable to us.

If we are unable to attract suitable willing volunteers for the clinical trials of our clients, our results could be materially and adversely affected.

One of the factors on which we compete is the ability to recruit independent investigators who can identify volunteers for the clinical studies we manage on behalf of our clients. These clinical trials rely upon the ready accessibility and willing participation of volunteer subjects. These subjects generally include volunteers from the communities in which the studies are conducted, which to date have provided an adequate pool of potential subjects for research studies. Many of our contracts include payments for achieving specific targets directly tied to the recruitment of study subjects. The trials we manage and our operating results could be materially and adversely affected if we are unable to attract suitable and willing volunteers on a consistent basis.

If we are unable to safeguard our networks and clients’ data, our clients may not use our services and our business may be harmed.

Our networks may be vulnerable to unauthorized access, computer hacking, computer viruses and other security problems. An individual who circumvents security measures could misappropriate proprietary information or cause interruptions or malfunctions in our operations. We may be required to expend significant resources to protect against the threat of security breaches or to alleviate problems caused by any breaches. Security measures that we adopt from time to time may be inadequate.

We may have difficulty obtaining director and officer liability insurance in acceptable amounts for acceptable rates.

We cannot assure that we will be able to obtain in the future sufficient director and officer liability insurance coverage at acceptable rates and with acceptable deductibles and other limitations. Failure to obtain such insurance could materially harm our financial condition in the event that we are required to defend against and resolve any future securities class actions or other claims made against us or our management. Further, the inability to obtain such insurance in adequate amounts may impair our future ability to retain and recruit qualified officers and directors.

We do not intend to pay dividends.

We have never paid any cash dividends on our common stock and do not expect to declare or pay any cash or other dividends in the foreseeable future.

We currently fail to meet two of NASDAQ’s listing requirements and if our common stock is delisted it could negatively impact the price of our common stock, our ability to access the capital markets and the liquidity of our common stock.

Our common stock began trading on the NASDAQ Capital Market in December 1997. There are several requirements for continued listing on the NASDAQ Capital Market including, but not limited to, a minimum stock price of $1.00 per share and either (i) $2.5 million or more in stockholders’ equity, (ii) market capitalization of $35 million or more, or (iii) net income in the last fiscal year, or two of the last three fiscal years, of $500,000 or more.

For the last 30 consecutive business days the bid price of our common stock has closed below the minimum $1.00 per share required for continued inclusion on the NASDAQ Capital Market, and consequently we are not in compliance with the requirements for continued listing of our common stock. However, given the current extraordinary market conditions, NASDAQ has suspended enforcement of the bid price and market value of publicly held shares requirements through July 31, 2009. As a result, if the Company’s closing bid price of the Company’s common stock is less than $1.00 for a period of thirty consecutive days after July 31, 2009, we may receive notification from NASDAQ that our common stock will be delisted from the NASDAQ Capital Market unless the stock closes at or above $1.00 per share for at least ten consecutive days during the 180-day period following such notification.

In addition, on September 25, 2008, the Company received a notification from NASDAQ stating that the Company failed to comply with NASDAQ’s independent audit committee requirements as set forth in Marketplace Rule 4350. The Company has until the earlier of the Company’s next annual shareholders’ meeting or September 5, 2009 to regain compliance. If we fail to comply and cannot remedy our noncompliance during any applicable notice or grace periods, our common stock could be delisted from the Nasdaq Capital Market.

If delisted from the NASDAQ Capital Market, our common stock will likely be quoted in the over-the-counter market in the so-called “pink sheets” or quoted in the OTC Bulletin Board. In addition, our common stock would be subject to the rules promulgated under the Securities Exchange Act of 1934 relating to “penny stocks.” These rules require brokers who sell securities that are subject to the rules, and who sell to persons other than established customers and institutional accredited investors, to complete required documentation, make suitability inquiries of investors and provide investors with information concerning the risks of trading in the security. These requirements would make it more difficult to buy or sell our common stock in the open market. In addition, the delisting of our common stock could materially adversely affect our ability to raise capital on terms acceptable to us or at all. Delisting from the NASDAQ Capital Market could also have other negative results, including the potential loss of confidence by clients and employees, the loss of institutional investor interest and fewer business development opportunities.

Failure to comply with Section 404 of the Sarbanes-Oxley Act could negatively impact the market price of our stock Failure to maintain effective internal controls in accordance price.

If, in the future, we fail to maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain an effective internal control environment could negatively impact the market price of our common stock.

If branded pharmaceutical, biotechnology, generic drug or medical device companies reduce their expenditures, our future revenue and profitability may be reduced.

Our business and continued expansion depend on the research and development expenditures of our clients which, in turn, are impacted by their profitability. If these companies want to reduce costs, they may proceed with fewer clinical trials and other drug development. An economic downturn or other factors may cause our clients to decrease their research and development expenditures which could adversely affect our revenues and profitability.

Actions or inspections by regulatory authorities may cause clients not to award future contracts to us or to cancel existing contracts, which may have a material and adverse effect on our results of operations.

We may be subject to continuing inspections of our facilities and documentation in connection with studies we have conducted in support of marketing applications, or routine inspections of our facilities that have yet to be inspected by regulatory authorities. Regulatory authorities can have significant authority over the conduct of clinical trials, and they have the power to take regulatory and legal action in response to violations of clinical standards, subject protection and regulatory requirements in the form of civil and criminal fines, injunctions and other measures. If, for example, the FDA obtains an injunction, such action could result in significant obstacles to future operations. Additionally, there is a risk that actions by regulatory authorities, if they result in significant inspectional observations or other measures, could cause clients not to award us future contracts or to cancel existing contracts. Depending upon the amount of revenue lost, the results could have a material and adverse affect on our results of operations.

We might lose business opportunities as a result of healthcare reform.

Numerous governments have undertaken efforts to control healthcare costs through legislation, regulation and voluntary agreements with healthcare providers and drug companies. Healthcare reform could reduce the demand for our services and, as a result, our revenue. In the last several years, the U.S. Congress has reviewed several comprehensive healthcare reform proposals. The proposals are intended to expand healthcare coverage for the uninsured and reduce the growth of total healthcare expenditures. Congress has also considered and may adopt legislation which could have the effect of putting downward pressure on the prices that pharmaceutical and biotechnology companies can charge for prescription drugs. Any such legislation could cause our customers to spend less on research and development. If this were to occur, we could have fewer clinical trials for our business, which could reduce our earnings. Similarly, pending healthcare reform proposals outside the U.S. could negatively impact revenues from foreign operations.

Our business is subject to international economic, political and other risks that could negatively affect our results of operations or financial position.

Since the sale of our U.S. Business on July 16, 2009, all of our operations are conducted outside the U.S. and we anticipate that revenues from foreign operations will grow. Accordingly, our business is subject to risks associated with doing business internationally, including:

•	less stable political and economic environments and changes in a specific country’s or region’s political or economic conditions,

•	potential negative consequences from changes in tax laws affecting our ability to repatriate profits,

•	unfavorable labor regulations,

•	greater difficulties in managing and staffing foreign operations,

•

the need to ensure compliance with the numerous regulatory and legal requirements applicable to our business in each of these jurisdictions, and to maintain an effective compliance program to ensure compliance,

•	changes in trade policies, regulatory requirements and other barriers,

•	civil unrest or other catastrophic events, and

•	longer payment cycles of foreign customers and difficulty collecting receivables in foreign jurisdictions.

These factors are beyond our control. The realization of any of these or other risks associated with operating in foreign countries could have a material adverse effect on our business, results of operations or financial condition.

We have substantial exposure to currency risks.

Since the sale of our U.S. Business on July 16, 2009, all of our operations are conducted outside the U.S. We operate in many foreign countries and are subject to exchange rate gains and losses for multiple currencies. We may also be subject to foreign currency transaction risk when our service contracts are denominated in a currency other than the currency in which we incur expenses or earn fees related to such contracts. Changes in the exchange rate foreign currencies and the U.S. dollar could materially affect the translation of our subsidiaries’ financial results into U.S. dollars for purposes of reporting our consolidated financial results.

RISKS RELATED TO THE SALE OF THE COMPANY’S WHOLLY-OWNED SUBSIDIARY ENCORIUM OY

We may not be able to complete the sale of the Company’s wholly-owned subsidiary Encorium Oy

Although we have entered into a non-binding term sheet with a purchaser for Encorium Oy, we have not yet entered into a definitive agreement with respect to this transaction. No assurances can be given that we will successfully conclude the sale of Encorium Oy in a timely fashion or at all for a number of reasons, including, but not limited to (i) the failure of the purchaser to satisfactorily complete due diligence; (ii) our failure to obtain a fairness opinion relating to the sale price of Encorium Oy; (iii) our inability to negotiate a definitive agreement; and (vi) our inability to obtain the required stockholder approval. If the transaction is not completed, it may have a negative effect on our stock trading price. If the sale of Encorium Oy is not consummated we will continue to seek strategic alternatives, including, but not limited to attempting to secure additional financing. Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. We have been working with an investment banking firm to seek strategic alternatives, including outside investments. To date, our efforts to secure additional investments have not proven successful given the general economic and lending environment coupled with the Company’s current financial position. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may significantly reduce our operating costs, which may include the cessation of operations in some countries or seek stockholder approval to liquidate and dissolve. Any decision to liquidate and dissolve the Company may occur at any point during or before the first quarter of 2010. It is unclear whether there would be funds available for distribution to our stockholders in these instances.

We will incur significant expenses related to the proposed sale of Encorium Oy.

The proposed sale of Encorium Oy will result in significant costs to Encorium. We expect these costs to consist primarily of fees for investment bankers, attorneys, accountants, filing fees, and financial printing. Our current estimates of these costs are preliminary and are subject to change. Accordingly, the aggregate amount of these costs may be greater than currently anticipated. The substantial majority of the costs will be incurred whether or not the proposed transaction is consummated. These expenses will decrease the remaining cash available for eventual distribution to the stockholders in connection with any dissolution and liquidation or for use in connection with future operations of the business.

We could lose clients as a result of uncertainty regarding the proposed sale of Encorium Oy

Uncertainty regarding the acquisition of the proposed sale of Encorium Oy, as well as fear of diversion of management and employees attention during the transaction and integration period, could lead some clients to select other vendors. The loss of business from significant clients could have a negative effect on our business and thus our ability to consummate the transaction.

The proposed sale of Encorium Oy may not result in a premium to the current stock price.

The definitive terms of the transaction for the sale of Encorium Oy have not been negotiated. Any distribution to stockholders as a result of such sale may not be at a premium to and could be less than the current market price of the common stock.

ITEM 6.	EXHIBITS

(a) Exhibits

31.1	Certification of Chief Executive Officer required by Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ANNEX E

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2009.

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number: 0-21145

ENCORIUM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	56-1668867
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

400 Berwyn Park 899 Cassatt Road, Suite 115, Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

610-989-4208

(Registrant’s telephone number, including area code)

One Glenhardie Corporate Center, 1275 Drummers Lane,

Suite 300, Wayne, Pennsylvania

(Former name, former address and former fiscal year, if changed since last report.)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definition of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Act)    Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: As of November 16, 2009, there were 26,325,383 shares of Encorium Group, Inc. common stock issued, par value $.001 per share, which excludes 310,121 shares in treasury.

ENCORIUM GROUP, INC.

PART I. FINANCIAL INFORMATION

ITEM 1.	FINANCIAL STATEMENTS

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

(UNAUDITED)

	September 30, 2009	December 31, 2008
Assets
Current Assets
Cash and cash equivalents	$318,243	$5,705,818
Investigator advances	29,289	1,088,768
Accounts receivable, less allowance of $220,000 and $97,000 for September 30, 2009 and December 31, 2008, respectively	3,137,422	4,624,161
Prepaid expenses and other	1,133,838	1,206,088
Prepaid taxes	40,670	28,290
Costs and estimated earnings in excess of related billings on uncompleted contracts	1,311,739	1,443,427

Total Current Assets	5,971,201	14,096,552

Property and Equipment, Net	303,940	1,211,929

Intangible Assets
Goodwill	1,414,244	1,366,269
Other intangibles, Net	3,613,698	3,733,517
Other assets	314,992	684,666

Total Assets	$11,618,075	$21,092,933

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$2,684,547	$3,624,071
Lines of credit	701,335	—
Accrued expenses	2,671,716	3,004,627
Deferred taxes	612,987	206,173
Obligations under capital leases	48,154	72,542
Billings in excess of related costs and estimated earnings on uncompleted contracts	1,418,607	3,307,347
Customer advances	1,409,074	5,297,000

Total Current Liabilities	9,546,420	15,511,760

Long Term Liabilities
Obligations under capital leases	79,268	189,680
Deferred taxes	842,250	897,204
Other liabilities	224,714	316,516

Total Long Term Liabilities	1,146,232	1,403,400

Total Liabilities	10,692,652	16,915,160

Stockholders’ Equity
Common stock, $.001 par value 35,000,000 shares authorized, 20,834,004 shares issued and 20,523,883 shares outstanding	20,834	20,834
Additional paid-in capital	32,716,837	32,417,250
Additional paid-in capital warrants	905,699	905,699
Accumulated deficit	(32,877,972)	(29,737,430)
Accumulated other comprehensive income	886,714	1,298,109

Less:	1,652,112	4,904,462
Treasury stock, at cost, 310,121 shares	(726,689)	(726,689)

Total Stockholders’ Equity	925,423	4,177,773

Total Liabilities and Stockholders’ Equity	$11,618,075	$21,092,933

See accompanying notes to the consolidated condensed financial statements.

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net revenue	$4,446,606	$5,396,894	$13,468,042	$16,716,964
Reimbursement revenue	661,176	1,116,818	2,576,542	3,085,554

Total Revenue	5,107,782	6,513,712	16,044,584	19,802,518

Operating Expenses
Direct	2,905,878	3,519,946	9,270,853	11,026,826
Reimbursement out-of-pocket expenses	661,176	1,116,818	2,576,542	3,085,554
Selling, general and administrative	2,058,878	2,035,638	6,379,746	6,836,465
Depreciation and amortization	98,563	403,406	281,938	1,183,681
Impairment loss	—	1,856,183	—	1,856,183

Total Operating Expenses	5,724,495	8,931,991	18,509,079	23,988,709

Loss from Operations	(616,713)	(2,418,279)	(2,464,495)	(4,186,191)

Interest Income	—	1,071	—	13,756
Interest Expense	(26,676)	(17,129)	(31,132)	(24,044)

Net Interest Expense	(26,676)	(16,058)	(31,132)	(10,288)

Other expense	—	—	—	—

Net Loss from continuing operations before Income Taxes	(643,389)	(2,434,337)	(2,495,627)	(4,196,479)

Income Tax Expense (Benefit)	98,826	(8,627)	90,899	60,269

Net Loss from continuing operations	$(742,215)	$(2,425,710)	$(2,586,526)	$(4,256,748)

Net Loss from discontinued operations	(258,436)	(1,455,642)	(554,016)	(3,077,435)

Income Tax Expense (Benefit)	—	—	—	—

Net Loss	$(1,000,651)	$(3,881,352)	$(3,140,542)	$(7,334,183)

Weighted Average Common and Common Equivalent Shares Outstanding

Basic	20,523,883	20,603,140	20,523,883	20,603,140
Diluted	20,523,883	20,603,140	20,523,883	20,603,140

Net Loss per Common Share
Continuing Operations	$(0.04)	$(0.12)	$(0.13)	$(0.21)
Discontinued Operations	$(0.01)	$(0.07)	$(0.02)	$(0.15)

Net Loss per Common Share	$(0.05)	$(0.19)	$(0.15)	$(0.36)

See accompanying notes to the consolidated condensed financial statements.

ENCORIUM GROUP, INC.

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended September 30,
	2009	2008
Net Cash Used By Operating Activities	$(5,439,361)	$(3,487,433)

Investing Activities:
Purchases of property and equipment	(41,817)	(248,525)

Net Cash Used By Investing Activities	(41,817)	(248,525)

Financing Activities:
Net payments under capital leases	(79,830)	(22,883)
Net cash from short-term borrowings	701,335	52,040

Net Cash Provided By Financing Activities	621,505	29,157

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(527,902)	(35,928)

Net Decrease In Cash and Cash Equivalents	(5,387,575)	(3,742,729)

Cash and Cash Equivalents, Beginning of Period	5,705,818	9,109,456

Cash and Cash Equivalents, End of Period	$318,243	$5,366,727

See accompanying notes to the consolidated condensed financial statements.

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1. DESCRIPTION OF BUSINESS:

In this discussion, the terms, “Company”, “we”, “us”, and “our”, refer to Encorium Group, Inc. and subsidiaries (formerly known as, “Covalent Group, Inc.”), except where it is made clear otherwise.

We are a clinical research organization that engages in the design and management of complex clinical trials for the pharmaceutical, biotechnology and medical device industries. We were initially incorporated in August 1998 in Nevada. In June 2002, we changed our state of incorporation to Delaware. In November 2006, we expanded our international operations with the acquisition of our wholly-owned subsidiary, Encorium Oy, a CRO founded in 1996 in Finland, which offers clinical trial services to the pharmaceutical and medical device industries. Since 2006 we have conducted substantially all of our European operations through Encorium Oy and its wholly-owned subsidiaries located in Denmark, Estonia, Sweden, Lithuania, Romania, Germany and Poland. On July 16, 2009 the Company sold substantially all of the assets relating to the Company’s US line of business to Pierrel Research USA, Inc., the result of which the Company no longer has any employees or significant operations in the United States. Due to this sale, for the nine months ended September 30, 2009 and 2008, the results of the U.S. business have been presented as discontinued operations in the consolidated financial statements.

On October 19, 2009, we announced that we had completed a private placement of 3,937,500 shares of our common stock with a private investor for an aggregate purchase price of $1,575,000 or $.40 per share.

Prior to the transaction, the Company entered into Warrant Exchange Agreements with two investors (the “Investors”) pursuant to which the Company issued to the Investors an aggregate of 1,864,000 shares of Common Stock (collectively, the “Exchange Shares”) and warrants to purchase an aggregate of 874,126 shares of Common Stock, exercisable for a period of five years, at an exercise price of $.40 per share (collectively, the “Exchange Warrants”). The Exchange Shares and Exchange Warrants were issued in exchange for warrants dated as of May 9, 2007 held by the Investors to purchase an aggregate of 874,126 shares of Common Stock of the Company (collectively, the “Original Warrants”). Except as described above, the terms of the Exchange Warrants, including anti-dilution adjustments, are substantially similar to those of the Original Warrants.

The Company also announced on October 19, 2009, that it has terminated previously announced negotiations for the sale of the Company’s wholly-owned subsidiary Encorium OY to a clinical research organization based in the United States and will not pursue a sale of the Company or Encorium Oy at this time.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the nine months ended September 30, 2009 was $5.4 million. Our cash and cash equivalents as of September 30, 2009 was $318 thousand. We anticipate that we will be able to meet our cash requirements through September of 2010, assuming we are able to fully implement our current cost cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. We will continue to seek strategic alternatives, including, but not limited to attempting to secure additional financing. Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may significantly reduce our operating costs, which may include the cessation of operations in some countries. Our consolidated financial statements do not include any adjustment to reflect the possible future effects on the recoverability or classification of assets or the amounts and classification of liabilities that may result from the outcome of our ability to continue as a going concern.

The accompanying consolidated condensed financial statements have been prepared on the basis of the Company continuing as a going concern. However, the factors summarized above have raised substantial doubt about our ability to continue as a going concern for the foreseeable future.

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying unaudited Combined Condensed Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States of America and with the instructions to Form 10-Q. Certain information and accounting policies and footnote disclosures normally included in financial statements prepared in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such instructions, although Encorium believes that the included disclosures are adequate for a fair presentation. The information furnished reflects all adjustments (consisting of normal recurring adjustments), which are, in the opinion of management, necessary for a fair summary of the financial position, results of operations and cash flows for the interim periods presented. These Combined Condensed Financial Statements should be read in conjunction with the Combined Condensed Financial Statements and notes thereto filed with Form 10-K for the year ended December 31, 2008. Pursuant to FASB’s authoritative guidance, subsequent events have been evaluated through November 16, 2009, the date these financial statements were available to be issued, and there were no subsequent events to be reported.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Consolidation

The consolidated condensed financial statements for the nine months ended September 30, 2009 and 2008 include our accounts and the accounts of our wholly-owned subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

We maintain cash accounts at several institutions in Europe and one in the US. Deposits in Europe are generally insured by individual states up to €50,000 for each account (approximately $73,000 as of September 30, 2009). Accounts in the US are generally insured up to $250,000 for each account. As of September 30, 2009 our cash and cash equivalents was based primarily in Europe with two institutions. To date, the Company has not experienced any loss or lack of access to its invested cash or cash equivalents, however, there can be no assurance that access to invested balances will not be impacted by adverse conditions in the financial and credit markets.

Investigator Advances

We received advance payments from a small number of our clients as part of certain long-term contracts, which require us to maintain separate cash accounts to be utilized for payment of investigator fees. As of September 30, 2009 and December 31, 2008, this cash amount was $0 and $1.1 million, respectively. This amount is also included in Customer Advances, a component of current liabilities, in the accompanying balance sheets.

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Accounts Receivable

Accounts receivable, net of an allowance for doubtful accounts, consists of customer billings pursuant to contractual terms related to work performed as of September 30, 2009. In general, amounts become billable upon the achievement of billing mechanisms or in accordance with predetermined payment schedules set forth in the contracts with our clients. Included in accounts receivable are amounts due from clients in connection with unbilled out-of-pocket pass-through costs in the amount of $ 0 as of September 30, 2009 and $369 thousand as of December 31, 2008.

Concentration of Credit Risk

Our accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts are concentrated with a number of companies within the pharmaceutical, biotechnology and medical device industries. The majority of this exposure is to large, well established firms. Credit losses have historically been minimal. As of September 30, 2009, the total of accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts was $4.4 million. Of this amount, the exposure to our three largest clients was 54% of the total, with the three largest clients representing 27%, 16% and 11% of total exposure, respectively. As of December 31, 2008, the total of accounts receivable and costs and estimated earnings in excess of related billings on uncompleted contracts was $6.1 million. Of this amount, the exposure to our three largest clients was 38% of the total, with the three largest clients representing 15%, 12%, and 11% of total exposure, respectively.

Customer Advances

Several client contracts contain provisions that allow us to bill and receive advance payments to be utilized for investigator fees and reimbursable expenses. In some instances, the client requires that we maintain separate cash accounts to be utilized for investigator fees, which are included as Investigator Advances as a component of current assets. Funds received as customer advances, excluding investigator advances for which separate cash accounts are required as part of our contract with the client, are included as part of Cash and cash equivalents. The balance of customer advances, including investigator advances of $0, was $1.4 million as of September 30, 2009. As of September 30, 2009, there were no material customer advances billed, but not received.

Revenue Recognition

A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance method based on assumptions regarding the estimated completion of the project. This method is used because management considers total costs incurred to be the best available measure of progress on these contracts. Under some of our contracts work is performed under time and material contracts whereby we recognize revenue as hours are worked based on the hourly billing rate for each contract.

Each month costs are accumulated on each project and compared to total estimated cost to complete to determine the degree of completion for that particular project. This determines the percentage of completion for the project. This percentage of completion is multiplied by the contract value to determine the amount of revenue to be recognized. As the work progresses, original estimates may be adjusted due to revisions in the scope of work or other factors and a contract modification may be negotiated with the customer to cover additional costs. Our accounting policy for recognizing revenue for changes in scope is to recognize revenue when the Company has reached agreement with the client, the services pursuant to the change in scope have been performed, the price has been set forth in the change of scope document and collectability is reasonably assured based on our course

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

of dealings with the client. We bear the risk of cost overruns on work performed absent a signed contract modification. Because of the inherent uncertainties in estimating costs, it is reasonably possible that the cost estimates used will change in the near term and may have a material adverse impact on our financial performance.

In the past, we have had to commit unanticipated resources to complete projects resulting in lower gross margins on those projects. These unanticipated additional costs occurred on several long term contracts which we completed or substantially completed during 2004. These contracts spanned a period of three to nine years. We may experience similar situations in the future, although our current contracts in process are of a shorter duration and subject to less cost volatility. Should our estimated costs on fixed price contracts prove to be low in comparison to actual costs, future margins could be reduced, absent our ability to negotiate a contract modification. There are no standard billing and payment provisions which are present in each contract. Each contract has separate and distinct billing and payment terms which are the result of negotiation between us and the client. Billings and the related payment terms from fixed price contracts are generally determined by provisions in the contract that may include certain payment schedules and the submission of required billing detail. The payment schedule in the contract reflects the value of services to be performed by us at the initiation of the contract. The payment schedule may include the value of certain interim service components as well as periodic payments which are reasonably assured at the start of the contract and which we expect to receive during the duration of the contract. Accordingly, cash receipts, including the receipt of up front payments, periodic payments and payments related to the achievement of certain billing mechanisms, do not necessarily correspond to cost incurred and revenue recognized on contracts. A contract’s payment structure typically requires an upfront payment of 10% to 20% of the contract value at or shortly after the initiation of the contract, a series of periodic payments over the life of the contract and payments based upon the achievement of certain billing mechanisms. The upfront payments are deferred and recognized as revenues as services are performed under the proportional performance method. Periodic payments, including payments related to the achievement of certain billing mechanisms in the contract, are invoiced pursuant to the terms of the contract once the agreed upon services criteria have been achieved. Payments based upon interim billing mechanisms are included in the value of the contract because we expect to receive them during the term of the contract. All payments received pursuant to the contract are recognized in accordance with the proportional performance method. In a comprehensive full service drug development program, the client would not generally purchase certain service components separately but as an integrated, full service arrangement in connection with the development of the drug.

Clients generally may terminate a contract on short notice which might cause unplanned periods of excess capacity and reduced revenues and earnings. Client initiated delays or cancellations for ongoing clinical trials can come suddenly and may not be foreseeable. To offset the effects of early termination of significant contracts, we attempt to negotiate the payment of an early termination fee as part of the original contract. Generally, we have not been successful in negotiating such fees. Our contracts typically require payment to us of expenses incurred to wind down a study and fees earned to date. Therefore, revenue recognized prior to cancellation does not require a significant adjustment upon cancellation. If we determine that a loss will result from the performance of a fixed price contract, the entire amount of the estimated loss is charged against income in the period in which such determination is made.

Our accounting policy for recognizing revenue for terminated projects requires us to perform a reconciliation of study activities versus the activities set forth in the contract. We negotiate with the client, pursuant to the terms of the existing contract, regarding the wind down of existing study activities in order to clarify which services the

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

client wants us to perform. Once we and the client agree on the reconciliation of study activities and the agreed upon services have been performed by us, we would record the additional revenue provided collectability is reasonably assured.

Our operations have experienced, and may continue to experience, period-to-period fluctuations in net service revenue and results from operations. Because we generate a large proportion of our revenues from services performed at hourly rates, our revenue in any period is directly related to the number of employees and the number of hours worked by those employees during that period. Our results of operations in any one quarter can fluctuate depending upon, among other things, the number of weeks in the quarter, the number and related contract value of ongoing client engagements, the commencement, postponement and termination of engagements in the quarter, the mix of revenue, the extent of cost overruns, employee hiring, employee utilization, vacation patterns, exchange rate fluctuations and other factors.

Reimbursable Out-of-Pocket Expenses

On behalf of our clients, we pay fees to investigators and other out-of-pocket costs for which we are reimbursed at cost, without mark-up or profit. Out-of-pocket costs are included in Operating Expenses, while the reimbursements received are reported separately as Reimbursement Revenue in the Consolidated Statements of Operations.

As is customary in the industry, we will continue to exclude from revenue and expense in the Consolidated Statements of Operations fees paid to investigators and the associated reimbursement since we acts as an agent on behalf of the clinical trial sponsors with regard to investigator payments. These investigator fees are not reflected in our Net Revenue, Reimbursement Revenue, Reimbursement Out-of-Pocket Expenses, and/or Direct Expenses. The amounts of investigator fees for the three months ended September 30, 2009 and 2008 were $54 thousand and $1.2 million, respectively. The amount of investigator fees for the nine months ended September 30, 2009 and 2008 were $1.0 million and $4.5 million, respectively.

Stock-Based Compensation

We have adopted equity incentive plans that provide for the granting of stock options to employees, directors, advisors and consultants.

Effective January 1, 2006, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718 (“ASC 718”) using the Modified Prospective Approach. ASC 718 requires the costs for all share-based payments to employees, including grants of employee stock options, to be recognized in financial statements based on their fair values at grant date, or the date of later modification, over the requisite period. In addition, ASC 718 requires unrecognized cost (based on the amounts previously disclosed in our pro forma footnote disclosure) related to options vesting after the date of initial adoption to be recognized in the financial statements over the remaining requisite period. Accordingly, prior period amounts have not been restated. See Note 8 for further detail regarding the adoption of this standard.

Goodwill and Intangible Assets

The Company follows the provisions of FASB ASC 805, “Business Combinations,” (“ASC 805”) and FASB ASC 350, “Goodwill and Other Intangible Assets,” (“ASC 350”) applicable to business combinations. The Company also follows the provisions of FASB ASC 360, “Accounting for the Impairment or Disposal of Long-

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Lived Assets,” (“ASC 360”) applicable to its accounting for impairment of goodwill and intangible assets. In accordance with these standards, goodwill acquired in connection with the acquisition of Encorium Oy (formerly Remedium) was not amortized. However, the identifiable intangible assets acquired in connection with the acquisition of Encorium Oy are being amortized over their useful lives. Under ASC 350, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. The identifiable intangibles acquired in connection with the acquisition of Encorium Oy are also subject to impairment testing under ASC 350, whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008. The Company will perform its next annual impairment testing as of November 1, 2009.

Foreign Currency Translation

The functional currency of the Company is the United States (“U.S.”) dollar. The functional currency of the Company’s foreign operations generally is the applicable local currency for each foreign subsidiary. Assets and liabilities of foreign subsidiaries are translated at the spot rate in effect for the reporting date, and consolidated statements of operations are translated at the average exchange rates in effect during the applicable period. The resulting unrealized cumulative translation adjustment, net of applicable income taxes, is recorded as a component of accumulated other comprehensive income in stockholder’s equity.

Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the accompanying consolidated condensed statements of operations as unrealized (based on the applicable period exchange rate) or realized upon settlement of the transactions.

3. RECENTLY ISSUED ACCOUNTING STANDARDS:

In June 2009, the FASB issued an accounting standard codified within Accounting Standards Codification (“ASC”) ASC 105, Generally Accepted Accounting Principles, (“ASC 105” and formerly referred to as SFAS No. 168), which establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. ASC 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As ASC 105 is not intended to change or alter existing GAAP, it will not impact the Company’s condensed financial statements. The Company has adjusted historical GAAP references in its third quarter 2009 Form 10-Q to reflect accounting guidance references included in the Codification.

In September 2009, the FASB issued Accounting Standards Update No. 2009-07 (“ASC Update 2009-07”) Accounting for Various Topics - Technical Corrections to SEC Paragraphs. This ASU represents technical corrections to various ASC Topics containing SEC guidance. The technical corrections resulted from external comments received, and consisted principally of paragraph referencing and minor wording changes. In the third quarter of 2009, the Company adopted this FASB ASU. The adoption of this ASU did not have any impact on the condensed financial statements included herein.

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

In December 2007, the FASB issued ASC 805, “Business Combinations” (“ASC 805”) . ASC 805 revises accounting and reporting standards for business combinations and applies to all transactions or other events in which an entity obtains control of one or more businesses by transferring consideration as well as combinations achieved without the transfer of consideration. By applying the same method of accounting – the acquisition method – to all transactions and other events in which one entity obtains control over one or more other businesses, this statement is intended to improve the comparability of the information about business combinations provided in financial reports. ASC 805 applies prospectively to business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently in the process of evaluating ASC 805, and has not yet determined the impact, if any, that accounting for future business combinations under ASC 805, effective January 1, 2009, will have on its consolidated results of operations or financial position.

In August 2009, the FASB issued Accounting Standards Update No 2009-05 (“ASC Update 2009-05”), an update to FASB ASC 820, Fair Value Measurements and Disclosures. This update provides amendments to reduce potential ambiguity in financial reporting when measuring the fair value of liabilities. Among other provisions, this update provides clarification that in circumstances, in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the valuation techniques described in ASC Update 2009-05. ASC Update 2009-05 will become effective for the Company’s annual financial statements for the year ended December 31, 2009. The Company has not determined the impact that this update may have on its financial statements.

In June 2009, the FASB issued FAS No. 166, “Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140.” This pronouncement has not yet been incorporated into the FASB’s codification. This standard will require more information about transferred financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. This standard is effective at the start of a Company’s first fiscal year beginning after November 15, 2009, or January 1, 2010, for companies reporting earnings on a calendar-year basis. The Company is currently analyzing the impact of this statement, if any, to its condensed financial statements.

In May 2009, the FASB issued an accounting standard codified within ASC 855,” Subsequent Events”, (“ASC 855” and formerly referred to as SFAS No. 165), which modified the subsequent event guidance. The three modifications to the subsequent events guidance are: 1) To name the two types of subsequent events either as recognized or non-recognized subsequent events, 2) To modify the definition of subsequent events to refer to events or transactions that occur after the balance sheet date, but before the financial statement are issued or available to be issued and 3) To require entities to disclose the date through which an entity has evaluated subsequent events and the basis for that date, i.e. whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim or annual financial periods ending after June 15, 2009, and should be applied prospectively. The Company adopted ASC 855 during the quarter ended June 30, 2009 and it did not have a material impact on the Company’s condensed financial statements.

In April 2009, the FASB issued an accounting standard codified within ASC 825, “Financial Instruments,” (“ASC 825”), ASC 825-10-65, Transition and Open Effective Date Information, (“ASC 825-10-65” and formerly referred to as FSP FAS No. 107-1 and APB Opinion No. 28-1), which requires disclosures about fair value of financial instruments for interim reporting periods as well as in annual financial statements. This guidance also requires those disclosures in summarized financial information at interim reporting periods. ASC 825-10-65 is effective prospectively for interim reporting periods ending after June 15, 2009. The Company adopted ASC 825

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

in the quarter ended June 30, 2009. The adoption of ASC 825 did not have a material impact on the Company’s condensed financial statements.

In April 2009, the FASB issued an accounting standard codified within ASC 820, “Fair Value Measurements and Disclosures,” (“ASC 820” and formerly referred to as FSP FAS 157-4), ASC 820 affirms the objective of fair value when a market is not active, clarifies and includes additional factors for determining whether there has been a significant decrease in market activity, eliminates the presumption that all transactions are distressed unless proven otherwise, and requires an entity to disclose a change in valuation technique. ASC 820 is effective for interim and annual periods ending after June 15, 2009. The Company adopted ASC 820 in the quarter ended June 30, 2009. The adoption did not have a material impact on the Company’s condensed financial statements.

4. LINE OF CREDIT

The Company has two significant lines of credit for its European operations. The first credit facility amounting to $730 thousand is with Svenska Handelsbanken AB with interest charged at Handlesbanken Avista +0.9%, which at September 30, 2009 was approximately 1.8%. The second significant line of credit amounting to $438 thousand is with Okopankki Oyj with interest charged at 1 month euribor +1.0%, which at September 30, 2009 was approximately 3.5%. $701 thousand of the combined facility was outstanding as of September 30, 2009. Commitments by the banks generally expire one year from the date of the agreement and are generally renewed.

5. EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income for the period by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted average number of common shares plus the dilutive effect of outstanding stock options under our equity incentive plans. Stock options outstanding not included in the table below because of their anti-dilutive effect for the three and nine months ended September 30, 2009 were 755,000.

The net loss and weighted average common and common equivalent shares outstanding for purposes of calculating net loss per common share were computed as follows:

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008

Net loss	$(1,000,651)	$(3,881,352)	$(3,140,542)	$(7,334,183)

Weighted average number of common shares outstanding used in computing basic earnings per share	20,532,883	20,603,140	20,532,883	20,603,140

Dilutive effect of stock options outstanding	—	—	—	—

Weighted average shares used in computing diluted earnings per share	20,532,883	20,603,140	20,532,883	20,603,140

Basic earnings (loss) per share	$(0.05)	$(0.19)	$(0.15)	$(0.36)
Diluted earnings (loss) per share	$(0.05)	$(0.19)	$(0.15)	$(0.36)

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

6. COMPREHENSIVE INCOME

A reconciliation of comprehensive loss is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net loss	$(1,000,651)	$(3,881,352)	$(3,140,542)	$(7,334,183)

Foreign currency translation adjustment	(1,131,037)	2,641,315	(411,395)	2,826,785

Comprehensive loss	$(2,131,688)	$(1,240,037)	$(3,551,937)	$(4,507,398)

7. SEGMENT INFORMATION

The Company operates predominantly in the clinical research industry providing a broad range of clinical research services on a global basis to the pharmaceutical, biotechnology and medical device industries.

The following table summarizes the distribution of net revenue and contracts with significant clients:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2009		2008		2009		2008
	Percentage of Revenues	Number of Contracts	Percentage of Revenues	Number of Contracts	Percentage of Revenues	Number of Contracts	Percentage of Revenues	Number of Contracts
Client A	31%	13	9%	2	33%	13	11%	2
Client B	17%	4	10%	2	8%	13	10%	2
Client C	7%	13	7%	13	7%	4	8%	13

Top Clients	55%	30	26%	17	48%	30	29%	17

Client A, B and C in the table above represent the largest clients for each period, but do not represent the same client for each year shown. We have no other customers that comprise more than 10% of our net revenues.

The following table summarizes the distribution of net revenues from external clients by geographical region for the three and nine months ended September 30, 2009 and 2008.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Finland	$2,439,947	$3,141,591	$7,800,486	$10,056,848
Rest of Europe	2,006,659	2,255,303	5,667,556	6,660,116

Total	$4,446,606	$5,396,894	$13,468,042	$16,716,964

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

The following table summarizes the distribution of the Company’s long lived assets by geographical region as of September 30, 2009 and December 31, 2008.

	September 30, 2009	December 31, 2008
U.S.	$0	$881,666
Europe	5,331,882	5,430,049

Total	$5,331,882	$6,311,715

8. STOCKHOLDERS EQUITY

Treasury Stock

In October 2008 the Company approved a stock repurchase program in an amount of up to $250,000. During the three months ended December 31, 2008, the Company purchased 79,257 shares of Common Stock at an average price of $0.36 per share in open market transactions. There were 310,121 common shares in treasury as of December 31, 2008. The shares are valued using the cost method of accounting for treasury stock. The Company did not make any purchases of Common Stock during the nine months ended September 30, 2009.

Share-Based Compensation

Effective January 1, 2006 we adopted ASC 718 using the Modified Prospective Approach. ASC 718 requires the cost of all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values at grant date, or the date of later modification, over the requisite service period.

Under the Modified Prospective Approach, the amount of compensation expense recognized includes compensation expense for all share-based payments granted prior to, but not yet fully vested as of January 1, 2006, based on the grant date fair value estimated in accordance with ASC 718 and compensation expense for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with ASC 718.

For the three months and nine months ended September 30, 2009, ASC 718 resulted in incremental stock-based compensation expense of $221 thousand and $300 thousand, respectively, or $0.01 and $0.01 on a basic and diluted earning per share basis. For the three and nine months ended September 30, 2008, ASC 718 resulted in incremental stock-based compensation expense of $52 thousand and $186 thousand, respectively, or $0.01 and $.01 on a basic and diluted earning per share basis. The compensation expense associated with ASC 718 did not have a net impact on cash flows from operating, investing or financing activities. A deduction is not allowed for income tax purposes until the options are exercised. The amount of the income tax deduction will be the difference between the fair value of the Company’s common stock and the exercise price at the date of exercise. The tax effect of the income tax deduction in excess of the financial statement expense will be recorded as an increase in additional paid-in-capital. Accordingly, ASC 718 requires the recognition of a deferred tax asset for the tax effect of the financial statement expense recorded. However, due to our recent loss history, and uncertainty regarding the realization of deferred tax assets, deferred tax assets have been fully reserved as of September 30, 2009. The net operating losses incurred to date by the Company are being carried forward and may be applied against future taxable income subject to certain limitations set forth in Section 382 of the Internal Revenue Code.

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

The Company has issued stock options to employees under share-based compensation plans. Stock options issued prior to January 1, 2007 were issued at the current market price on the date of the grant, subject to a 3 year vesting period with a contractual term of 5 years. Stock options issued after January 1, 2007 were issued at the current market price on the date of grant, subject to a 3 year vesting period with a contractual term of 10 years. The fair value of each stock option is estimated on the date of grant using the Black-Scholes option pricing model that uses the assumptions noted in the following table. Expected volatility is based on historical volatility of our common stock. We use historical data on exercises of stock options and other factors to estimate the expected life of the share-based payments granted. For options granted prior to January 1, 2006, we determined the expected life to be 5 years, and an expected life of 4 years for any options granted between January 1, 2006 and December 31, 2006. For options issued subsequent to January 1, 2007, we determined the expected life to be 7 years due to the adoption of a new stock option plan under which these shares were issued. The risk free rate is based on the U.S. Treasury bond rate commensurate with the expected life of the option.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Risk-free interest rate	—	3.12% - 3.26%	2.20% - 2.55%	2.91% - 3.63%
Expected dividend yield	—	—	—	—
Expected life	—	7 years	7 years	7 years
Expected volatility	—	65.20%	72.50%	63.17%
Forfeiture rate	—	15.00%	15.00%	15.00%

A summary of award activity under the stock option plans as of September 30, 2009 and changes during the nine month period is presented below:

	Number of Shares	Range of Exercise Prices per Share	Weighted Average Exercise Price per Share	Intrinsic Value
Options outstanding at December 31, 2008	954,083	$0.24 - 6.08	$2.29	(1,564,696)
Granted	102,750	.19 - .29	0.29	36,990
Exercised	—	—	—	—
Canceled	(23,417)	2.50 - 2.60	2.52	43,821

Options outstanding at March 31, 2009	1,033,416	$0.19 - 6.08	$0.91	(268,688)
Granted	—	—	—	—
Exercised	—	—	—	—
Canceled	(253,416)	.19 - 4.10	1.27	157,118

Options outstanding at June 30, 2009	780,000	$0.24 - 6.08	$0.79	(109,200)
Granted	—	—	—	—
Exercised	—	—	—	—
Canceled	(25,000)	2.25	2.25	40,000

Options outstanding at September 30, 2009	755,000	$0.24 - 6.08	$0.74	(67,950)

Vested options outstanding at:
September 30, 2009	371,665	$0.24 - 6.08	$0.83	$(66,900)
Non-vested options outstanding at:
September 30, 2009	383,335	$0.24 - 6.08	$0.65	$0

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Approximately 121,834 options, net of forfeitures, of the 383,335 non-vested options as of September 30, 2009 will vest within the next year.

As of September 30, 2009, there was approximately $65 thousand of total unrecognized compensation cost related to unvested share-based compensation awards granted under the stock option plans. That cost is expected to be recognized over a weighted-average period of approximately 1.6 years.

Based upon the above assumptions, the weighted average fair value of the stock options granted for the three months ended September 30, 2009 and 2008 was $0 and $1.05, respectively. There were no options granted for the three months ended September 30, 2009. The weighted average fair value of the stock options granted for the nine months ended September 30, 2009 and 2008 was $0.20 and $1.04, respectively.

The Company has a policy of issuing new shares to satisfy share option exercises.

The following table summarizes information regarding stock options outstanding at September 30, 2009:

Options Outstanding
Range of Exercise Prices	Number Outstanding at September 30, 2009	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price per Share
$0.01-$0.50	655,000	9.11	$0.30
$1.51-$2.00	45,000	8.55	1.77
2.51-3.00	15,000	8.12	2.67
$6.00 - $6.50	40,000	7.32	6.08

	755,000	8.96	$0.74

The following table summarizes information regarding exercisable stock options at September 30, 2009:

Options Exercisable
Range of Exercise Prices	Number of Exercisable Options at September 30, 2009	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price Per Share
$0.01-$0.50	325,000	9.00	$0.33
1.51-2.00	14,999	8.55	1.77
2.51-3.00	5,000	8.12	2.67
$6.00 - $6.50	26,666	7.32	6.08

	371,665	8.85	$0.83

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

A summary of stock options expected to vest in the next twelve months is as follows:

Options Expected To Vest
Range of Exercise Prices	Options Expected to Vest Net of Forfeitures	Weighted Average Remaining Contractual Life in Years	Weighted Average Exercise Price Per Share
$0.01-$0.50	93,501	9.22	0.27
$1.51-$2.00	12,749	8.55	1.77
2.51-3.00	4,250	8.12	2.67
$6.00 - $6.50	11,334	7.32	6.08

	121,834	8.93	1.05

9. SUPPLEMENTAL CASH FLOW INFORMATION

No income tax payments were required for the nine months ended September 30, 2009 and 2008, respectively. Cash paid for interest for the nine months ended September 30, 2009 and 2008 was approximately $31 thousand and $19 thousand, respectively. We did not enter into any capital lease obligations during the nine months ended September 30, 2009 and 2008. We did not acquire any property and equipment through leasing arrangements during the nine months ended September 30, 2009 or 2008, respectively.

10. GOODWILL AND OTHER INTANGIBLES

The amount of Goodwill resulting from the Encorium Oy (formerly Remedium) acquisition, including deferred taxes of $1,697,724, was $15,388,299 which was determined as the excess of cost over the fair values of acquired net assets and as such was not amortized.

Goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008. The Company will perform its next annual impairment testing as of November 1, 2009.

The Company also acquired $6.5 million of identifiable intangible assets in connection with the Encorium Oy acquisition. Of the $6.5 million of acquired intangible assets, $3.9 million was attributed to customer relationships, $2.6 million was attributable to backlog and $53 thousand was attributable to a non-compete agreement. All of these intangibles are subject to amortization on a straight-line basis. The estimated useful lives for customer relationships, backlog and non-compete agreement are 16 years, 18 months and 4 years, respectively. Amortization expense for the three months ended September 30, 2009 and 2008 was $72 thousand and $374 thousand, respectively. Amortization expense for the nine months ended September 30, 2009 and 2008

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

was $205 thousand and $1.1 million, respectively. The estimated amortization of intangibles expense to be recorded in future periods is as follows:

2009	$72,965
2010	289,312
2011	276,579
2012	276,579
2013	276,579

11. INCOME TAXES

The Company accounts for income taxes in accordance with the provisions of FASB ASC 740, “Accounting for Income Taxes” (“ASC 740”). ASC 740 requires recognition of deferred tax liabilities and assets for the future expected tax consequences of events that have been included in the financial statements or tax returns. Under this method deferred tax liabilities and assets are determined based on the difference between the financial statement tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. At September 30, 2009, the Company recorded a full valuation allowance against its net deferred tax assets and net operating loss carry-forwards given that it is more likely than not that the deferred tax asset will not be realized.

The Company files its tax returns as prescribed by the tax laws of the jurisdiction in which it operates. The Company’s policy is to recognize interest and penalties in Other Expense.

12. COMMON STOCK AND WARRANTS

In May 2007, the Company sold 1,748,252 shares of its common stock, $0.001 par value in a private placement (the “Offering”) at a price of $2.86 per share and warrants to purchase an aggregate of 874,126 shares of the Company’s common stock, $0.001 par value, at an exercise price of $4.12 per share for a period of five years commencing nine months from the date of issuance. The Offering resulted in aggregate gross proceeds to the Company of $5 million before deducting commissions, fees and expenses.

13. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the issuance of these consolidated condensed financial statements on November 16, 2009.

On October 19, 2009, the Company sold 3,937,500 shares of it’s common stock, $0.001 par value in a private placement (the Stock Sale) at a price of $0.40 per share to a private investor.

Prior to the Stock Sale, the Company entered into Warrant Exchange Agreements with two investors (the “Investors”) pursuant to which the Company issued to the Investors an aggregate of 1,864,000 shares of Common Stock (collectively, the “Exchange Shares”) and warrants to purchase an aggregate of 874,126 shares of Common Stock, exercisable for a period of five years, at an exercise price of $.40 per share (collectively, the “Exchange Warrants”). The Exchange Shares and Exchange Warrants were issued in exchange for warrants dated as of May 9, 2007 (see note 12 above) held by the Investors to purchase an aggregate of 874,126 shares of Common Stock of the Company (collectively, the “Original Warrants”).

ENCORIUM GROUP, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

14. DISCONTINUED OPERATIONS

On July 17, 2009, the Company sold its U.S. business to Pierrel Research USA, Inc., a wholly-owned subsidiary of Pierrel SpA, an international contract research organization listed on Milano’s Stock Exchange. The purchase price of $2.7 million consisted of cash of $80 thousand and the assumption of $2.6 million of liabilities. As a result of the sale, the results of the U.S. business are included in discontinued operations in the Company’s consolidated statements of operations. In addition, any assets and liabilities related to these discontinued operations are presented separately on the consolidated balance sheets and any cash flows related to these discontinued operations are presented separately in the consolidated statements of cash flows. All prior period information has been reclassified to be consistent with the current period presentation. The following amounts related to the U.S. Business were derived from historical financial information and have been segregated from continued operations and reported as discontinued operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008

Net revenue	$20,320	$2,041,106	$3,823,332	$6,467,120
Reimbursement revenue	—	358,664	891,818	877,486

Total Revenue	20,320	2,399,770	4,715,150	7,344,606

Operating Expenses
Direct	2,802	1,859,052	2,484,567	5,548,941
Reimbursement out-of-pocket expenses	—	358,664	891,818	877,486
Selling, general and administrative	1,048,747	1,566,211	2,363,795	3,964,916
Depreciation and amortization	—	102,256	199,865	311,208

Total Operating Expenses	1,051,549	3,886,183	5,940,045	10,702,551

Loss from Operations	(1,031,229)	(1,486,413)	(1,224,895)	(3,357,945)

Interest Income	25	16,438	3,402	87,271
Interest Expense	0	(2,257)	(3,918)	(7,117)

Net Interest (Expense) Income	25	14,181	(516)	80,154

Gain on sale of assets	772,768		772,768

Other expense	—	—	(101,373)	—

Net Loss before Income Taxes	(258,436)	(1,472,232)	(554,016)	(3,277,791)

Income Tax Benefit	—	(16,590)	—	(200,356)

Net Loss	$(258,436)	$(1,455,642)	$(554,016)	$(3,077,435)

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

In this discussion, the terms “Company,” “we,” “us” and “our” refer to Encorium Group, Inc. and our consolidated subsidiaries, except where it is made clear otherwise.

Forward Looking Statements

When used in this Report on Form 10-Q and in other public statements, both oral and written, by the Company and Company officers, the words “estimate,” “project,” “expect,” “intend,” “believe,” “anticipate” and similar expressions are intended to identify forward-looking statements regarding events and trends that may affect our future operating results and financial position. Such statements are subject to risks and uncertainties that could cause our actual results and financial position to differ materially. Such factors include, among others: (i) the risk that we may not have sufficient funds to operate our business; (ii) our success in attracting new business and retaining existing clients and projects; (iii) the size, duration and timing of clinical trials we are currently managing may change unexpectedly; (iv) the termination, delay or cancellation of clinical trials we are currently managing could cause revenues and cash-on-hand to decline unexpectedly; (v) the timing difference between our receipt of contract milestone or scheduled payments and our incurring costs to manage these trials; (vi) outsourcing trends in the pharmaceutical, biotechnology and medical device industries; (vii) the ability to maintain profit margins in a competitive marketplace; (viii) our ability to attract and retain qualified personnel; (ix) the sensitivity of our business to general economic conditions; (x) other economic, competitive, governmental and technological factors affecting our operations, markets, products, services and prices; (xi) announced awards received from existing and potential customers are not definitive until fully negotiated contracts are executed by the parties; (xii) our backlog may not be indicative of future results and may not generate the revenues expected; and (xiii) uncertainties regarding the availability of additional capital and continued listing of our common stock on Nasdaq. You should not place undue reliance on any forward-looking statement. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events. Please refer to the section entitled “Risk Factors” beginning on page 20 in this Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 for a more complete discussion of factors which could cause our actual results and financial position to change.

Overview

We are a clinical research organization that engages in the design and management of complex clinical trials for the pharmaceutical, biotechnology and medical device industries. We were initially incorporated in August 1998 in Nevada. In June 2002, we changed our state of incorporation to Delaware. In November 2006, we expanded our international operations with the acquisition of our wholly-owned subsidiary, Encorium Oy, a CRO founded in 1996 in Finland, which offers clinical trial services to the pharmaceutical and medical device industries. Since 2006 we have conducted substantially all of our European operations through Encorium Oy and its wholly-owned subsidiaries located in Denmark, Estonia, Sweden, Lithuania, Romania, Germany and Poland. On July 16, 2009 the Company sold substantially all of the assets relating to the Company’s US line of business to Pierrel Research USA, Inc., the result of which the Company no longer has any employees or significant operations in the United States. Due to this sale, for the nine months ended September 30, 2009 and 2008, the results of the U.S. business have been presented as discontinued operations in the consolidated financial statements.

The following discussion should be read in conjunction with the Company’s consolidated financial statements and notes thereto.

On October 19, 2009, we announced that we had completed a private placement of 3,937,500 shares of our common stock with a private investor for an aggregate purchase price of $1,575,000 or $.40 per share.

Prior to the transaction, the Company entered into Warrant Exchange Agreements with two investors (the “Investors”) pursuant to which the Company issued to the Investors an aggregate of 1,864,000 shares of Common Stock (collectively, the “Exchange Shares”) and warrants to purchase an aggregate of 874,126 shares of Common Stock, exercisable for a period of five years, at an exercise price of $.40 per share (collectively, the “Exchange Warrants”). The Exchange Shares and Exchange Warrants were issued in exchange for warrants dated as of May 9, 2007 held by the Investors to purchase an aggregate of 874,126 shares of Common Stock of the Company (collectively, the “Original Warrants”). Except as described above, the terms of the Exchange Warrants, including anti-dilution adjustments, are substantially similar to those of the Original Warrants.

The Company also announced on October 19, 2009, that it has terminated previously announced negotiations for the sale of the Company’s wholly-owned subsidiary Encorium OY to a clinical research organization based in the United States and will not pursue a sale of the Company or Encorium Oy at this time.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the nine months ended September 30, 2009 was $5.4 million. Our cash and cash equivalents as of September 30, 2009 was $318 thousand. We anticipate that will meet our cash requirements at least into the second quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. We will continue to seek strategic alternatives, including, but not limited to attempting to secure additional financing. Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may significantly reduce our operating costs, which may include the cessation of operations in some countries. Our consolidated financial statements do not include any adjustment to reflect the possible future effects on the recoverability or classification of assets or the amounts and classification of liabilities that may result from the outcome of our ability to continue as a going concern.

The accompanying consolidated financial statements have been prepared on the basis of the Company continuing as a going concern. However, the factors summarized above have raised substantial doubt about our ability to continue as a going concern for the foreseeable future.

Net revenue is derived principally from the design, management and monitoring of clinical research studies. Clinical research service contracts generally have terms ranging from several months to several years. A portion of the contract fee is generally payable upon execution of the contract, with the balance payable in installments over the life of the contract. Several of our older contracts contain payment schedules that are weighted towards the later stages of the contract. A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance basis. To measure the performance, we compare actual direct costs incurred to estimated total contract direct costs, which we believe is the best indicator of the performance of the contract obligations as the costs relate to the labor hours incurred to perform the service.

Contracts generally may be terminated by clients immediately or with short notice. Clinical trials may be terminated or delayed for several reasons including, among others, unexpected results or adverse patient reactions to the drug, inadequate patient enrollment or investigator recruitment, manufacturing problems resulting in shortages of the drug, budget constraints of clients or decisions by the client to de-emphasize or terminate a particular trial, development efforts on a particular drug or our failure to properly perform our obligations. Depending on the size of the trial in question, a client’s decision to terminate or delay a trial in which we participate could have a material and adverse effect on our backlog, future revenue and results from operations.

General

The information set forth and discussed below for the nine months ended September 30, 2009 and 2008 is derived from the Consolidated Condensed Financial Statements included elsewhere herein. The financial information set forth and discussed below is unaudited but, in the opinion of management, reflects all adjustments (primarily consisting of normal recurring adjustments) necessary for a fair presentation of such information. The results of our operations for a particular quarter may not be indicative of results expected during the other quarters or for the entire year.

Our quarterly results can fluctuate as a result of a number of factors, including our success in attracting new business, the size and duration of clinical trials, the timing of client decisions to conduct new clinical trials or to cancel or delay ongoing trials, changes in cost estimates to complete ongoing trials, and other factors, many of which are beyond our control.

Net revenue is derived principally from the design, management and monitoring of clinical research studies. Clinical research service contracts generally have terms ranging from several months to several years. A portion of the contract fee is generally payable upon execution of the contract, with the balance payable in installments over the life of the contract. A significant portion of our net revenue is recognized from fixed-price contracts on a proportional performance basis. To measure the performance, we compare actual direct costs incurred to estimated total contract direct costs, which we believe is the best indicator of the performance of the contract obligations as the costs relate to the labor hours incurred to perform the service. Total direct costs are incurred for each contract and compared to estimated total direct costs for each contract to determine the percentage of the contract that is completed. This percentage is multiplied by the estimated total contract value to determine the amount of net revenue recognized.

Contracts generally may be terminated by clients immediately or with short notice. Clinical trials may be terminated or delayed for several reasons, including, among others, unexpected results or adverse patient reactions to the drug, inadequate patient enrollment or investigator recruitment, manufacturing problems resulting in shortages of the drug or decisions by the client to de-emphasize or terminate a particular trial or development efforts on a particular drug. Depending on the size of the trial in question, a client’s decision to terminate or delay a trial in which we participate could have a material and adverse effect on our backlog, future revenue and results from operations.

Our backlog relative to continuing operations was approximately $19.9 million as of September 30, 2009 as compared to $27.0 million as of September 30, 2008. Our backlog consists of anticipated net revenue from signed contracts and letters of intent that either have not started but are anticipated to begin in the near future or are in process and have not yet been completed. Many of our studies and projects are performed over an extended period of time, which may be several years. Amounts included in backlog have not yet been recognized as net revenue in our Consolidated Statements of Operations. Once contracted work begins, net revenue is recognized over the life of the contract on a proportional performance basis. The recognition of net revenue and contract terminations, if any, reduces our backlog while the awarding of new business increases our backlog. For the nine months ended September 30, 2009 we obtained approximately $8.3 million of new business awards as compared to approximately $17.4 million for the nine months ended September 30, 2008.

We believe that our backlog as of any date may not necessarily be a meaningful predictor of future results because backlog can be affected by a number of factors including the size and duration of contracts, many of which are performed over several years. Additionally, contracts relating to our clinical trial business may be subject to early termination by the client or delay for many reasons, as described above. Also, the scope of a contract can change during the course of a study. For these reasons, we might not be able to fully realize our entire backlog as net revenue.

The following table sets forth amounts for certain items in our consolidated statements of operations expressed as a percentage of net revenue. The following table excludes revenue and costs related to reimbursable out-of-pocket expenses because they are not generated by the services we provide, do not yield any gross profit to us, and do not have any impact on our net income. We believe this information is useful to our investors because it presents the net revenue and expenses that are directly attributable to the services we provide to our clients and provides a more accurate picture of our operating results and margins.

Percentage of net revenue, excluding reimbursable out-of-pocket expenses:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
Net revenue	100.0%	100.0%	100.0%	100.0%
Operating Expenses
Direct	65.4%	65.2%	68.8%	66.0%
Selling, general and administrative	46.2%	37.7%	47.4%	40.9%
Depreciation	2.2%	7.5%	2.1%	7.1%
Loss from Operations	(13.9)%	(44.8)%	(18.3)%	(25.0)%
Net Loss from continuing operations	(16.7)%	(44.9)%	(19.2)%	(25.5)%

Contractual Obligations and Commitments

We did not enter into any capital lease obligations during the three months ended September 30, 2009 and 2008. We are committed under a number of non-cancelable operating leases, primarily related to office space and other office equipment.

In June 2008, the Company decreased by approximately 10,774 to 23,252 the amount of square feet under the lease agreement for its corporate office located in Wayne, Pennsylvania. The term of the lease was also extended to December 31, 2014 from November 30, 2009 and the monthly lease payments were reduced from approximately $79 thousand to approximately $53 thousand. Under the terms of the agreement, the Company was required to establish an irrevocable letter of credit in the amount $170,000 as a security deposit. The amount of the letter of credit is reduced by approximately $28,333 each year beginning on June 1, 2009 until reduced to $0 on December 31, 2014. The letter of credit was obtained in June 2008 and is included in “Other Assets”. In connection with the consummation of the sale of the U.S. business on July 16, 2009, the Company entered into an amendment of the lease for its corporate headquarters pursuant to which the Company was released from its remaining obligations under the lease for a termination fee equal to $235,000, the waiver of any rights to the Company’s security deposit of approximately $20,000 and payment of any outstanding lease obligations through July 31, 2009. The remaining $142,000 of the Letter of Credit as of July 16, 2009, the closing date of the U.S. transaction, was used to satisfy a portion of the termination fee.

Below is a summary of our future payment commitments by year under contractual obligations. Actual amounts paid under these agreements could be higher or lower than the amounts shown below as a result of changes in volume and other variables:

	2009	2010	2011	Thereafter	Total
Obligations under capital leases	$13,609	$54,436	$54,436	$—	$122,481
Operating leases	655,532	1,429,600	997,784	1,232,412	4,315,328
Employment agreement	451,667	—	—	—	451,667
Service agreements	42,500	—	—	—	42,500

	$1,163,308	$1,484,036	$1,052,220	$1,232,412	$4,931,976

In 2009, we anticipate capital expenditures of approximately $100,000—$200,000 for leasehold improvements, software applications, workstations, personal computer equipment and related assets.

Critical Accounting Policies and Estimates

The following discussion should be read in conjunction with the consolidated financial statements and notes thereto.

Our consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. On an ongoing basis, management evaluates its judgments and estimates. Management bases its judgments and estimates on historical experience and on various other factors that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. Management considers the following policies to be most critical in understanding the more complex judgments that are involved in preparing our consolidated financial statements and the uncertainties that could affect our results of operations and financial condition.

Revenue Recognition

A significant portion of our net revenue is recognized from fixed price contracts on a proportional performance method based on assumptions regarding the estimated completion of the project. This method is used because management considers total costs incurred to be the best available measure of progress on these contracts.

Each month costs are accumulated on each project and compared to total estimated cost to complete to determine the degree of completion for that particular project. This determines the percentage of completion for the project. This percentage of completion is multiplied by the contract value to determine the amount of revenue to be recognized. As the work progresses, original estimates may be adjusted due to revisions in the scope of work or other factors and a contract modification may be negotiated with the customer to cover additional costs. Our accounting policy for recognizing revenue for changes in scope is to recognize revenue when the Company has reached agreement with the client, the services pursuant to the change in scope have been performed, the price has been set forth in the change of scope document and collectability is reasonably assured based on our course of dealings with the client. We bear the risk of cost overruns on work performed absent a signed contract modification. Because of the inherent uncertainties in estimating costs, it is reasonably possible that the cost estimates used will change in the near term and may have a material adverse impact on our financial performance.

In the past, we have had to commit unanticipated resources to complete projects resulting in lower gross margins on those projects. These unanticipated additional costs occurred on several long term contracts which we completed or substantially completed during 2004. These contracts spanned a period of three to six years. We may experience similar situations in the future although our current contracts in process are of a shorter duration and subject to less cost volatility. Should our estimated costs on fixed price contracts prove to be low in comparison to actual costs, future margins could be reduced, absent our ability to negotiate a contract modification.

There are no standard billing and payment provisions which are present in each contract. Each contract has separate and distinct billing and payment terms which are the result of negotiation between us and the client. Billings and the related payment terms from fixed price contracts are generally determined by provisions in the contract that may include certain payment schedules and the submission of required billing detail. The payment schedule in the contract reflects the value of services to be performed by us at the initiation of the contract. The payment schedule may include the value of certain interim service components as well as periodic payments which are reasonably assured at the start of the contract and which we expect to receive during the duration of the contract. Accordingly, cash receipts, including the receipt of up front payments, periodic payments and payments related to the achievement of certain billing mechanisms, do not necessarily correspond to cost incurred and revenue recognized on contracts. A contract’s payment structure typically requires an upfront payment of 10% to 20% of the contract value at or shortly after the initiation of the contract, a series of periodic payments over the life of the contract and payments based upon the achievement of certain billing mechanisms. The upfront payments are deferred and recognized as revenues and services are performed under the proportional performance method. Periodic payments, including payments related to the achievement of certain billing mechanisms in the contract, are invoiced pursuant to the terms of the contract once the agreed upon services criteria have been achieved. Payments based upon interim billing mechanisms are included in the value of the contract because we expect to receive them during the term of the contract. All payments received pursuant to the contract are recognized in accordance with the proportional performance method. In a comprehensive full service drug development program, the client would not generally purchase certain service components separately but as an integrated, full service arrangement in connection with the development of the drug.

Clients generally may terminate a contract on short notice which might cause unplanned periods of excess capacity and reduced revenues and earnings. Client initiated delays or cancellations for ongoing clinical trials can come suddenly and may not be foreseeable. To offset the effects of early termination of significant contracts, we attempt to negotiate the payment of an early termination fee as part of the original contract. Generally, we have not been successful in negotiating such fees. Our contracts typically require payment to us of expenses incurred to wind down a study and fees earned to date. Therefore, revenue recognized prior to cancellation does not require a significant adjustment upon cancellation. If we determine that a loss will result from the performance of a fixed price contract, the entire amount of the estimated loss is charged against income in the period in which such determination is made.

Our accounting policy for recognizing revenue for terminated projects requires us to perform a reconciliation of study activities versus the activities set forth in the contract. We negotiate with the client, pursuant to the terms of the existing contract, regarding the wind up of existing study activities in order to clarify which services the client wants us to perform. Once we and the client agree on the reconciliation of study activities and the agreed upon services have been performed by us, we would record the additional revenue provided collectability is reasonably assured.

Our operations have experienced, and may continue to experience, period-to-period fluctuations in net service revenue and results from operations. Because we generate a large proportion of our revenues from services performed at hourly rates, our revenues in any period is directly related to the number of employees and the number of hours worked by those employees during that period. Our results of operations in any one quarter can fluctuate depending upon, among other things, the number of weeks in the quarter, the number and related contract value of ongoing client engagements, the commencement, postponement and termination of engagements in the quarter, the mix of revenue, the extent of cost overruns, employee hiring, employee utilization, vacation patterns, exchange rate fluctuations and other factors.

Reimbursable Out-of-Pocket Expenses

On behalf of our clients, we pay fees to investigators and other out-of-pocket costs for which we are reimbursed at cost, without mark-up or profit. Out-of-pocket costs are included in Operating Expenses, while the reimbursements received are reported separately as Reimbursement Revenue in the Consolidated Statements of Operations.

As is customary in the industry, we will continue to exclude from revenue and expense in the Consolidated Statements of Operations fees paid to investigators and the associated reimbursement since we act as an agent on behalf of the pharmaceutical company sponsors with regard to investigator payments. These investigator fees are not reflected in our Net Revenue, Reimbursement Revenue, Reimbursement Out-of-Pocket Expenses, and/or

Direct Expenses. The amounts of investigator fees for the three months ended September 30, 2009 and 2008 were $54 thousand and $1.2 million, respectively. The amounts of investigator fees for the nine months ended September 30, 2009 and 2008 were $1.0 million and $4.5 million, respectively

Stock-Based Compensation

The Company has adopted equity incentive plans that provide for the granting of stock options to employees, directors, advisors and consultants.

Effective January 1, 2006, we adopted ASC 718 which requires the costs for all share-based payments to employees, including grants of employee stock options, to be recognized in financial statements based on their fair values at grant date, or the date of later modification, over the requisite period. In addition, ASC 718 requires unrecognized cost (based on the amounts previously disclosed in our pro forma footnote disclosure) related to options vesting after the date of initial adoption to be recognized in the financial statements over the remaining requisite period.

The grant date fair value of each stock option is based on the underlying price on the date of grant and is determined using an option pricing model. The option pricing model requires the use of estimates and assumptions as to (a) the expected volatility of the price of underlying stock option (b) the expected life of the option and (c) the risk free rate for the expected life of the option. The Company is currently using the Black-Scholes option pricing model to determine the grant date fair value of each stock option.

Expected volatility is based on historical volatility of our common stock. We use historical data on exercises of stock options and other factors to estimate the expected life of the share-based payments granted. For the options granted prior to January 1, 2006, we determined the expected life to be 5 years, and an expected life of 4 years for any options granted between January 1, 2006 and December 31, 2006. For options granted subsequent to January 1, 2007 we determined the expected life to be 7 years due to the adoption of a new stock option plan under which these shares were issued. The risk free rate is based on the U.S. Treasury bond rate commensurate with the expected life of the option. Forfeiture rates are estimated based upon past voluntary termination behavior and past option forfeitures.

The estimated annual share-based compensation expense relating to ASC 718 for the twelve months ended December 31, 2009 is expected to be $317 thousand. The Company recognized stock-based compensation expense of $221 thousand, or $0.01 on a basic and diluted earning per share basis, for the three months ended September 30, 2009 and $300 thousand or $0.01 on a basic and diluted earning per share basis for the nine months ended September 30, 2009. The Company recognized stock-based compensation expense of $52 thousand for the three months ended September 30, 2008, or $0.01 on a basic and diluted earning per share basis and $186 thousand for the nine months ended September 30, 2008.

Goodwill and Intangible Assets

The Company follows the provisions of ASC 805, “Business Combinations,” and ASC 350, “Goodwill and Other Intangible Assets,” applicable to business combinations. In accordance with these standards, goodwill acquired in connection with the acquisition of Encorium Oy (formerly Remedium) was not amortized. However, the identifiable intangible assets acquired in connection with the acquisition of Encorium Oy are being amortized over their useful lives. Under ASC 350, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. If carrying value exceeds current fair value, then goodwill is considered impaired and is reduced to fair value via a charge to earnings. The identifiable intangibles acquired in connection with the acquisition of Encorium Oy are also subject to impairment testing under ASC 350, whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008. The Company will perform its next annual impairment testing as of November 1, 2009.

Foreign Currency Translation

The functional currency of the Company is the U.S. dollar. The functional currency of the Company’s foreign operations generally is the applicable local currency for each foreign subsidiary. Assets and liabilities of foreign subsidiaries are translated at the spot rate in effect for the reporting date, and consolidated statements of operations are translated at the average exchange rates in effect during the applicable period. The resulting unrealized cumulative translation adjustment, net of applicable income taxes, is recorded as a component of accumulated other comprehensive income in stockholder’s equity.

Transactions denominated in currencies other than the functional currency are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in the accompanying consolidated condensed statements of operations as unrealized (based on the applicable period exchange rate) or realized upon settlement of the transactions.

Results of Operations

Three Months Ended September 30, 2009 Compared With Three Months Ended September 30, 2008

Continuing Operations:

Net revenue for the three months ended September 30, 2009 decreased by $1.0 million to $4.4 million as compared to $5.4 million for the three months ended September 30, 2008. The decrease in net revenues was primarily attributable to unfavorable foreign currency fluctuations of $200 thousand for the three months ended September 30, 2009 compared with the same prior year period. Approximately $650 thousand was attributable to revenue recognized on a contract that completed in 2008. For the three months ended September 30, 2009, net revenue from our largest clients amounted to 55% of our net revenue, with the largest clients representing 31%,17% and 7% of net revenue, respectively. For the three months ended September 30, 2008, net revenue from our largest clients amounted to 26% of our net revenue, with the largest clients representing 9%, 10% and 7% of net revenue, respectively.

Reimbursement revenue consisted of reimbursable out-of-pocket expenses incurred on behalf of our clients. Reimbursements are made at cost, without mark-up or profit, and therefore have no impact on net income.

Direct expenses included compensation and other expenses directly related to conducting clinical studies. These costs decreased by approximately $600 thousand to $2.9 million for the three months ended September 30, 2009 from $3.5 million for the three months ended September 30, 2008. The decrease in direct expenses was due to favorable foreign currency fluctuations of approximately $156 thousand combined with reductions in staff and subcontractors utilized on active clinical studies being conducted net of severance and other costs during the three months ended September 30, 2009 compared to same prior year period. Direct expenses as a percentage of net revenue were approximately 65% for the three months ended September 30, 2009 and September 30, 2008.

Selling, general, and administrative expenses (“SG&A”) includes the salaries, wages and benefits of all administrative, financial and business development personnel and all other support expenses not directly related to specific contracts. These costs were approximately $2.1 million for the three months ended September 30, 2009 and September 30, 2008. As a percentage of revenues, SG&A expenses increased by 8% to 46% for the three months ended September 30, 2009 compared with 38% the prior year period.

Depreciation and amortization expense decreased by $305 thousand to $99 thousand for the three months ended September 30, 2009 from $404 thousand for the three months ended September 30, 2008, primarily as a result of certain intangible assets acquired as part of the Encorium Oy acquisition being fully amortized.

During the three months ended September 30, 2008, the Company took a non-cash impairment charge of $1.86 million in connection with it’s analysis of the carrying value of goodwill acquired in connection with the acquisition of Encorium Oy.

Loss from operations decreased by $1.8 million to $600 thousand for the three months ended September 30, 2009 compared to loss from operations of $2.4 million from operations for the three months ended September 30, 2008, primarily for the reasons noted in the preceding paragraphs.

Net interest expense for the three months ended September 30, 2009 was $27 thousand compared to net interest expense of $16 thousand for the three months ended September 30, 2008. This decrease was due to a reduction in the amount of cash on hand during the three months ended September 30, 2009 compared to the same prior year period.

Net loss from continuing operations for the three months ended September 30, 2009 was $742 thousand, or $(0.04) per diluted share, as compared to a net loss from continuing operations of $2.4 million, or $(0.12) per diluted share for the three months ended September 30, 2008.

Discontinued Operations, Net of Tax

The net after tax loss from discontinued operations for the three months ended September 30, 2009 amounted to $258 thousand as compared to the net after tax loss of $1.5 million from discontinued continued operations during the three months ended September 30, 2008.

Nine Months Ended September 30, 2009 Compared With Nine Months Ended September 30, 2008

Continuing Operations:

Net revenue for the nine months ended September 30, 2009 decreased by $3.2 million to $13.5 million as compared to $16.7 million for the nine months ended September 30, 2008. The decrease in net revenues was primarily due to unfavorable foreign currency fluctuations of approximately $1.4 million for the nine months ended September 30, 2009 compared with the same prior year period. Approximately $2.2 million was attributable to revenue recognized on a contract that was completed during 2008, another $500 thousand was attributable to lower volume of contracts within our European operations. For the nine months ended September 30, 2009, net revenue from our largest clients amounted to 48% of our net revenue, with the largest clients representing 33%, 8% and 7% of net revenue, respectively. For the nine months ended September 30, 2008, net revenue from our largest clients amounted to 29% of our net revenue, with the largest clients representing 11%, 10% and 8% of net revenue, respectively.

Reimbursement revenue consisted of reimbursable out-of-pocket expenses incurred on behalf of our clients. Reimbursements are made at cost, without mark-up or profit, and therefore have no impact on net income.

Direct expenses included compensation and other expenses directly related to conducting clinical studies. These costs decreased by approximately $1.7 million to $9.3 million for the nine months ended September 30, 2009 from $11.0 million for the nine months ended September 30, 2008. The decrease in direct expenses was primarily due to favorable foreign currency fluctuations of $1.1 thousand for the nine months ended September 30, 2009 compared with the same prior year period. In addition, direct expenses decreased as a result of reductions in staff and subcontractors utilized on active clinical studies being conducted net of severance and other costs during the nine months ended September 30, 2009 compared to same prior year period. Direct expenses as a percentage of net revenue increased by 2.8% to 68.8% for the nine months ended September 30, 2009 as compared to 66.0% for the nine months ended September 30, 2008, primarily due to reduced margins associated with the contract that completed in 2008 coupled with the severance and other costs incurred during the nine months ended September 30, 2009 as compared with the same period during 2008.

Selling, general, and administrative expenses (“SG&A”) includes the salaries, wages and benefits of all administrative, financial and business development personnel and all other support expenses not directly related to specific contracts. These costs decreased by approximately $400 thousand to $6.4 million for the nine months ended September 30, 2009 from $6.8 million for the nine months ended September 30, 2008. The decrease in SG&A was due primarily to favorable foreign currency fluctuations of $580 thousand, staff reductions and reductions in overhead cost of approximately $200 thousand partially offset by increased professional fees associated with the sale of the U.S. Business. As a percentage of revenues, SG&A expenses increased by 6.5% to 47.4% for the nine months ended September 30, 2009 compared with 40.9% the prior year period.

Depreciation and amortization expense decreased by approximately $900 thousand to $282 thousand for the nine months ended September 30, 2009 from $1.18 million for the nine months ended September 30, 2008, primarily as a result of certain intangible assets acquired as part of the Encorium Oy acquisition being fully amortized.

During the nine months ended September 30, 2008, the Company took a non-cash impairment charge of $1.86 million in connection with it’s analysis of the carrying value of goodwill acquired in connection with the acquisition of Encorium Oy.

Loss from operations decreased by $1.8 million to $2.4 million for the nine months ended September 30, 2009 compared to loss from operations of $4.2 million from operations for the nine months ended September 30, 2008, primarily for the reasons noted in the preceding paragraphs.

Net interest expense for the nine months ended September 30, 2009 was $31 thousand compared to net interest expense of $10 thousand for the nine months ended September 30, 2008. This decrease was due to a reduction in the amount of cash on hand during the nine months ended September 30, 2009 compared to the same prior year period.

The income tax expense of $91 thousand for the nine months ended September 30, 2009 was principally related to provisions within our European group of companies.

Net loss for from continuing operations the nine months ended September 30, 2009 was $2.6 million thousand, or $(0.13) per diluted share, as compared to a net loss of $4.3 million, or $(0.21) per diluted share for the nine months ended September 30, 2008.

Discontinued Operations, Net of Tax

The net after tax loss from discontinued operations for the nine months ended September 30, 2009 amounted to $554 thousand as compared to the net after tax loss of $3.1 million from discontinued continued operations during the nine months ended September 30, 2008.

Liquidity and Capital Resources

On July 16, 2009, the Company sold substantially all of the assets relating to the Company’s US line of business to Pierrel Research USA, Inc., the result of which the Company no longer has any employees or significant operations in the United States. Due to this sale, for the nine months ended September 30, 2009 and 2008, the results of the U.S. business have been presented as discontinued operations in the consolidated financial statements.

On October 19, 2009, we announced that we had completed a private placement of 3,937,500 shares of its common stock with a private investor for an aggregate purchase price of $1,575,000 or $.40 per share.

Historically our net cash used in operations has been substantial. Our net cash used in operations for the nine months ended September 30, 2009 was $5.4 million. Our cash and cash equivalents as of September 30, 2009 was $318 thousand. We anticipate that we will meet our cash requirements at least into the second quarter of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts during fiscal 2009 and we are able to maintain our current customer contracts. We will continue to seek strategic alternatives, including, but not limited to attempting to secure additional financing. Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. If we are unable to secure additional financing on terms acceptable to us and on a timely basis, we may significantly reduce our operating costs, which may include the cessation of operations in some countries. Our consolidated financial statements do not include any adjustment to reflect the possible future effects on the recoverability or classification of assets or the amounts and classification of liabilities that may result from the outcome of our ability to continue as a going concern.

The accompanying consolidated financial statements have been prepared on the basis of the Company continuing as a going concern. However, the factors summarized above have raised substantial doubt about our ability to continue as a going concern for the foreseeable future

Our contracts usually require a portion of the contract amount to be paid at the time the contract is initiated. Additional payments are generally made upon completion of negotiated performance milestones, or on a regularly scheduled basis, throughout the life of the contract. Accordingly, cash receipts do not necessarily correspond to costs incurred and revenue recognized. For terminated studies, our contracts frequently entitle us to receive the costs of winding down the terminated project, as well as all fees earned by us up to the time of termination.

Net revenue is recognized on a proportional performance basis. We typically receive a low volume of large-dollar receipts. As a result, the number of days net revenue outstanding in accounts receivable, costs and estimated earnings in excess of related billings, customer advances, and billings in excess of related costs will fluctuate due to the timing and size of billings and cash receipts. At September 30, 2009, the net days revenue outstanding decreased by 4 days to 31 days compared to (35) days at December 31, 2008. Compared to December 31, 2008, accounts receivable decreased $1.5 million to $3.1 million at September 30, 2009, primarily due the reduction in overall projects and the related billing schedules.

Costs and estimated earnings in excess of related billings on uncompleted contracts decreased by $132 thousand to $1.3 million as of September 30, 2009 compared to $1.4 million as of December 31, 2008. The balance at September 30, 2009 primarily consisted of 3 clinical trials. The top two balances constituted 67% and 16% of the balance.

This balance is mostly attributable to a delay in the timing of billings compared to when the work was performed. The $1.9 million decrease in the liability account, billings in excess of related costs and estimated earnings on uncompleted contracts, to $1.4 million as of September 30, 2009 from $3.3 million as of December 31, 2008, is the result of the U.S. business being classified as discontinued operations as of September 30, 2009. Customer advances decreased by $3.8 million to $1.4 million from $5.3 million as of December 31, 2008 due to the U. S. business being classified as discontinued operations as of September 30, 2009.

Our net cash used by operating activities was approximately $5.4 million for the nine months ended September 30, 2009, compared to net cash used by operating activities of $3.5 million for the nine months ended September 30, 2008. The $1.9 million increase is primarily related to decreases in accounts receivable, and other assets and decreases in accounts payable, accrued expenses, billings in excess of related costs and estimated earnings on uncompleted contracts and customer advances for the nine months ended September 30, 2009 as compared to same prior year period. Net cash used by investing activities was $42 thousand for the nine months ended September 30, 2009 and represented purchases of computer equipment and software applications. This compares to net cash used by investing activities of $249 thousand for the nine months ended September 30, 2008, which was also used to purchase computer equipment and software applications. Net cash provided by financing activities was $622 thousand for the nine months ended September 30, 2009, compared with net cash provided by financing activities of $29 thousand for the nine months ended September 30, 2008. The primary difference related to $702 thousand of short-term borrowings used to fund operations during the first nine months of 2009.

As a result of these cash flows, our cash and cash equivalents balance at September 30, 2009 was $318 thousand as compared to $5.7 million at December 31, 2008.

We purchased approximately $42 thousand of computer equipment and software applications for nine months ended September 30, 2009. We anticipate capital expenditures of approximately $100,000—$125,000 during the remainder of 2009, primarily for leasehold improvements, software applications, workstations, personal computer equipment and related assets.

RECENTLY ISSUED ACCOUNTING STANDARDS:

In June 2009, the FASB issued an accounting standard codified within Accounting Standards Codification (“ASC”) ASC 105, Generally Accepted Accounting Principles, (“ASC 105” and formerly referred to as SFAS No. 168), which establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. ASC 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. As ASC 105 is not intended to change or alter existing GAAP, it will not impact the Company’s condensed financial statements. The Company has adjusted historical GAAP references in its third quarter 2009 Form 10-Q to reflect accounting guidance references included in the Codification.

In September 2009, the FASB issued Accounting Standards Update No. 2009-07 (“ASC Update 2009-07”) Accounting for Various Topics - Technical Corrections to SEC Paragraphs. This ASU represents technical corrections to various ASC Topics containing SEC guidance. The technical corrections resulted from external comments received, and consisted principally of paragraph referencing and minor wording changes. In the third quarter of 2009, the Company adopted this FASB ASU. The adoption of this ASU did not have any impact on the condensed financial statements included herein.

In December 2007, the FASB issued ASC 805, “Business Combinations” (“ASC 805”) . ASC 805 revises accounting and reporting standards for business combinations and applies to all transactions or other events in which an entity obtains control of one or more businesses by transferring consideration as well as combinations achieved without the transfer of consideration. By applying the same method of accounting – the acquisition method – to all transactions and other events in which one entity obtains control over one or more other businesses, this statement is intended to improve the comparability of the information about business combinations provided in financial reports. ASC 805 applies prospectively to business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently in the process of evaluating ASC 805, and has not yet determined the impact, if any, that accounting for future business combinations under ASC 805, effective January 1, 2009, will have on its consolidated results of operations or financial position.

In August 2009, the FASB issued Accounting Standards Update No 2009-05 (“ASC Update 2009-05”), an update to FASB ASC 820, Fair Value Measurements and Disclosures. This update provides amendments to reduce potential ambiguity in financial reporting when measuring the fair value of liabilities. Among other provisions, this update provides clarification that in circumstances, in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the valuation techniques described in ASC Update 2009-05. ASC Update 2009-05 will become effective for the Company’s annual financial statements for the year ended December 31, 2009. The Company has not determined the impact that this update may have on its financial statements.

In June 2009, the FASB issued FAS No. 166, “Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140.” This pronouncement has not yet been incorporated into the FASB’s codification. This standard will require more information about transferred financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transferred financial assets. This standard is effective at the start of a Company’s first fiscal year beginning after November 15, 2009, or January 1, 2010, for companies reporting earnings on a calendar-year basis. The Company is currently analyzing the impact of this statement, if any, to its condensed financial statements.

In May 2009, the FASB issued an accounting standard codified within ASC 855,” Subsequent Events”, (“ASC 855” and formerly referred to as SFAS No. 165), which modified the subsequent event guidance. The three modifications to the subsequent events guidance are: 1) To name the two types of subsequent events either as recognized or non-recognized subsequent events, 2) To modify the definition of subsequent events to refer to events or transactions that occur after the balance sheet date, but before the financial statement are issued or available to be issued and 3) To require entities to disclose the date through which an entity has evaluated subsequent events and the basis for that date, i.e. whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim or annual financial periods ending after June 15, 2009, and should be applied prospectively. The Company adopted ASC 855 during the quarter ended June 30, 2009 and it did not have a material impact on the Company’s condensed financial statements.

In April 2009, the FASB issued an accounting standard codified within ASC 825, “Financial Instruments,” (“ASC 825”), ASC 825-10-65, Transition and Open Effective Date Information, (“ASC 825-10-65” and formerly referred to as FSP FAS No. 107-1 and APB Opinion No. 28-1), which requires disclosures about fair value of financial instruments for interim reporting periods as well as in annual financial statements. This guidance also requires those disclosures in summarized financial information at interim reporting periods. ASC 825-10-65 is effective prospectively for interim reporting periods ending after June 15, 2009. The Company adopted ASC 825 in the quarter ended June 30, 2009. The adoption of ASC 825 did not have a material impact on the Company’s condensed financial statements.

In April 2009, the FASB issued an accounting standard codified within ASC 820, “Fair Value Measurements and Disclosures,” (“ASC 820” and formerly referred to as FSP FAS 157-4), ASC 820 affirms the objective of fair value when a market is not active, clarifies and includes additional factors for determining whether there has been a significant decrease in market activity, eliminates the presumption that all transactions are distressed unless proven otherwise, and requires an entity to disclose a change in valuation technique. ASC 820 is effective for interim and annual periods ending after June 15, 2009. The Company adopted ASC 820 in the quarter ended June 30, 2009. The adoption did not have a material impact on the Company’s condensed financial statements.

ITEM 4T.	CONTROLS AND PROCEDURES

A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within our company have been detected. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

The Company’s principal executive officer and principal financial officer, with the participation of other members of the Company’s management, have evaluated the effectiveness of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities and Exchange Act of 1934, as amended) as of the end of the period covered by this report (the “Evaluation Date”) and, based on that evaluation, concluded that, as of the Evaluation Date, the Company’s disclosure controls and procedures were effective to ensure that information that is required to be disclosed in its reports under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to management, including the Company’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Our management, including our principal executive and principal financial officers, has evaluated any changes in our internal control over financial reporting that occurred during the quarter ended September 30, 2009, and has concluded that there was no change that occurred during the quarter ended September 30, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II. OTHER INFORMATION

ITEM 1A.	RISK FACTORS

BUSINESS RISKS

We may not be able to meet our cash requirements without implementing cost cutting initiatives, increasing revenues, and maintaining current customer contracts; failure to do so will result in the need to raise additional capital or significantly reduce our operating costs, which may include the cessation of operations in certain countries.

Historically, our net cash used in operations has been substantial. Our net cash used in operations for the nine months ended September 30, 2009 was $5.4 million. Our cash and cash equivalents as of September 30, 2009 was $318 thousand. We anticipate that will meet our cash requirements at least into September of 2010, assuming we are able to fully implement our current costs cutting initiatives, we are able to win additional contracts and we are able to maintain our current customer contracts. In the event we are unable to do so, in order for the Company to continue as a going concern we will be required to obtain additional capital from external sources or significantly reduce our operating costs, which may include the cessation of operations in some countries.

Our ability to obtain additional financing in the future will depend in part upon prevailing capital market conditions, as well as conditions in our business and our operating results; and those factors may affect our efforts to arrange additional financing on terms that are satisfactory to us or at all. Given the current levels of the trading price of the Company’s common stock, if the Company were to raise additional capital by issuing equity securities, existing stockholders’ percentage ownership would be reduced and they would experience substantial dilution. If we were to raise additional funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of our common stock, and the terms of the debt securities issued could impose significant restrictions on our operations. If we are unable to obtain additional capital, we will scale back our operations until such capital is obtained or seek stockholder approval to wind down operations and liquidate the company.

The perception that we may not be able to continue as a going concern may adversely affect our business.

Any perception that we may not be able to continue as a going concern may cause others to choose not to deal with us due to concerns about our ability to meet our contractual obligations and may adversely affect our ability to win new contracts and/or raise additional capital.

Our backlog may not be indicative of future results.

Backlog is the amount of revenue that remains to be earned and recognized on written awards, signed contracts and letters of intent. We cannot be certain that the backlog we have reported will be indicative of our future results. A number of factors may affect our backlog, including: the ability of clients to reduce or expand the size and duration of the projects (some are performed over several years); the termination or delay of projects; and a change in the scope of work during the course of a project. In addition since our backlog is reported in U.S. Dollars, but the majority of our contracts are denominated in currencies other than the U.S. Dollar, changes in the foreign currency exchange rates could reduce the amount of backlog reported.

Also, if clients delay projects, the projects will remain in backlog, but will not generate revenue at the rate originally expected. Accordingly, historical indications of the relationship of backlog to revenues may not be indicative of future results and should not be relied upon.

Our inability to forecast our revenue pipeline or convert revenue pipeline into contracts could increase fluctuations in our revenue and financial results.

We use a “pipeline” system, a common industry practice, to forecast contract awards and trends in our business. Our management team monitors the status of all potential contract awards, including the potential dollar amount of each contract transaction. We aggregate these estimates periodically to generate a pipeline and then evaluate the pipeline to identify trends in our business. This pipeline analysis and related estimates of revenue may differ significantly from actual revenues in a particular reporting period. When customers delay contracts, reduce the amount of their contract or cancel contracts altogether, it will reduce the rate of conversion of the pipeline into contracts and our revenues will be harmed. Our inability to respond to a variation in the pipeline or in the conversion of the pipeline into contracts in a timely manner, or at all, could cause us to plan or budget inaccurately and thereby could adversely affect our results of operations and financial condition.

Our operating results can be expected to fluctuate from period to period.

Fluctuating operating results are usually due to the level of new business awards in a particular period and the timing of the initiation, progress or cancellation of significant projects. Even a short acceleration or delay in such projects could have a material effect on our results in a given reporting period. Varying periodic results could adversely affect the price of our common stock if investors react to our reporting operating results which are less favorable than in a prior period or lower than those anticipated by investors or the financial community generally.

Our stock price may continue to experience fluctuations.

The market prices of securities of thinly-traded companies such as ours generally are highly volatile. For example, since January 1, 2008, the price of our common stock reached a high of $2.42 on February 1, 2008 and a low of $.10 on August 6, 2009.

In this market environment, the sale of a substantial number of shares of our common stock in the public market or the perception that such a sale might occur would likely have a materially adverse effect on the market price of our common stock.

Any litigation brought against us as a result of this volatility could result in substantial costs and a diversion of our management’s attention and resources, which could negatively impact our financial condition, revenues, results of operations, and the price of our common stock.

If we raise additional capital by issuing equity securities in a fluctuating market, many or all of our existing stockholders may experience substantial dilution, and if we need to raise capital by issuing equity securities at a time when our stock price is down, we may have difficulty raising sufficient capital to meet our requirements.

We may incur additional impairment charges which may adversely affect our results of operations.

The Company follows the provisions ASC 805, “Business Combinations” and ASC 350, “ Goodwill and Other Intangible Assets ,” applicable to business combinations. In accordance with these standards, goodwill acquired in connection with the acquisition of Encorium Oy (formerly Remedium) was not amortized. Under ASC 350, goodwill is subject to impairment testing annually or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. The Company performed its annual impairment testing as of November 1, 2008. The fair value of the reporting unit was estimated using the expected present value of future cash flows and market values of comparable companies using estimates, judgments and assumptions that Management believes were appropriate in the circumstances. The sum of the fair value was reconciled to the Company’s current market capitalization. As a result of this reconciliation process the Company recorded an impairment charge related to goodwill of $12.5 million in the fourth quarter of 2008. The Company will perform its next impairment testing as of November 1, 2009.

Impairment testing involves various estimates and assumptions, which could vary, and an analysis of relevant market data and market capitalization. If our stock price continues to decline or if economic conditions continue to deteriorate, we may incur additional impairment charges which may adversely impact our results of operations and financial condition.

Failure to develop new business in our intensely competitive industry will cause our revenues to decline.

The market for clinical research services is highly competitive. We primarily compete against in-house departments of pharmaceutical, biotechnology and medical device companies and other clinical research organizations. Competitors in our industry range from small, limited-service providers to full service, global clinical research organizations. Many of our competitors have an established global presence, including Quintiles Transnational Corp., Covance, Inc., Parexel International Corporation, Pharmaceutical Product Development, Inc., Icon Clinical Research, and Kendle International, Inc. In addition, many of our competitors have substantially greater financial and other resources than we do. Significant factors in determining whether we will be able to compete successfully include: our consultative and clinical trials design capabilities; our reputation for on-time quality performance; our expertise and experience in specific therapeutic areas; the scope of our service offerings; our ability to recruit investigators and study subjects in a timely manner; our strength in various geographic markets; the price of our services; our ability to acquire, process, analyze and report data in a time-saving and accurate manner; our global data services capabilities; our ability to manage large-scale clinical trials both domestically and internationally; and our size.

If our services are not competitive based on these or other factors and we are unable to develop an adequate level of new business, our business, backlog position, financial condition and results of operations will be materially and adversely affected. In addition, we may compete for fewer clients arising out of consolidation within the pharmaceutical industry and the growing tendency of drug companies to outsource to a smaller number of preferred clinical research organizations that have far greater resources and capabilities.

Our services may from time to time experience periods of increased price competition that could have a material adverse effect on our profitability and revenues. Additionally, the CRO industry is not highly capital-intensive, and the financial costs of entry into the industry are relatively low. Therefore, as a general matter, the industry has few barriers to entry. Newer, smaller entities with specialty focuses, such as those aligned to a specific disease or therapeutic area, may compete aggressively against us for clients.

We depend on a small number of industries and clients for our business, and the loss of one of our significant clients could cause revenues to drop quickly and unexpectedly.

Historically, projects in the fields of cardiovascular, oncology, immunology, vaccines, medical devices as well as clinical staff outsourcing have represented 50-75% of our European project work, although the mix of projects is subject to change from year to year. For the year ended December 31, 2008, net revenues from our three largest clients amounted to 29% of our net revenues, with the three largest clients representing 10%, 10% and 9% of our net revenues, respectively. For the three months ended September 30, 2009, net revenue from our largest clients amounted to 55% of our net revenue, with the largest clients representing 31%,17% and 7% of net revenue, respectively. The loss of business from any significant client or our failure to continue to obtain new business would have a material and adverse effect on our business and revenues.

Loss of key personnel, or failure to attract and retain additional personnel, may cause the success and growth of our business to suffer.

Our future success depends on the personal efforts and abilities of the principal members of our senior management and scientific team to provide strategic direction, develop business, provide service to our clients, manage our operations and finances, and maintain a cohesive and stable environment. The loss of their services might significantly delay or prevent the achievement of business development and strategic objectives. As a provider of complex clinical trial support services, our success depends on our ability to retain key employees and to attract additional qualified employees. Competition for qualified personnel is intense and we cannot assure you that we will be able to retain existing personnel or attract and retain additional highly qualified employees in the future. The loss of services of any of our key executives may have a material and adverse affect on our business operations, results of operations and financial position.

Competition for our key executives and skilled personnel, particularly those with a medical degree, a Ph.D. or equivalent degrees, is intense. We compete with clinical research organizations, pharmaceutical and biotechnology companies, and academic and research institutions that have far greater financial resources to recruit skilled personnel. Our inability to attract and retain qualified executives and scientific staff could have a material and adverse affect on our business plan, results of operations and financial condition. There can be no assurance that we will be able to continue to attract and retain qualified executives and scientific staff in the future.

We may bear financial losses because our contracts may be delayed or terminated or reduced in scope for reasons beyond our control.

Our contracts generally may be terminated or reduced in scope either immediately or upon notice. Clients may terminate or delay their contracts for a variety of reasons, including, but not limited to, the failure of products to satisfy safety requirements, unexpected or undesired clinical results, merger or potential merger-related activities, the client’s budget constraints, the client’s decision to terminate the development of a particular product or to end a particular study, insufficient patient enrollment in a study, insufficient investigator recruitment, manufacturing problems resulting in shortages of the product, or our failure to perform our obligations under the contract. For example, in January 2007 a client cancelled a contract having $12.8 million in revenues remaining. This risk of loss or delay of contracts potentially has greater effect as we pursue larger outsourcing arrangements with global pharmaceutical companies.

Also, over the past several years we have observed that clients may be more willing to delay, cancel or reduce contracts more rapidly than in the past. In addition, companies may proceed with fewer clinical trials or conduct them without assistance of contract research organizations as a result of changing priorities or other internal considerations. These factors may cause such companies to cancel contracts with CROs, such as Encorium. The loss, reduction in scope or delay of a significant contract or the loss or delay of multiple contracts could materially and adversely affect our business, results of operations and financial condition.

The fixed price nature of our contracts could have a negative impact on our operating results.

A significant portion of our contracts are at fixed prices. As a result, we bear the risk of cost overruns. If we fail to adequately price our contracts, fail to effectively estimate the cost to complete fixed price contracts, or if we experience significant cost overruns, our business, results of operations and financial condition could be materially and adversely affected. In addition, contacts with our clients are subject to change orders, which occur when the scope of work performed by us needs to be modified from what was originally contemplated by our contract with the client. This can occur, for example, when there is a change in a key study assumption or parameter or a significant change in timing. Under U.S. generally accepted accounting principles, we cannot recognize additional revenue anticipated from change orders until appropriate documentation is received by us from the client authorizing the change made. However, if we incur additional expense in anticipation of receipt of that documentation, we must recognize the expense as incurred. Further, we may not be successful convincing our clients to approve change orders which change the scope of current contracts. Such under-pricing or significant cost overruns could have a material adverse effect on our business, results of operations, financial condition or cash flows.

Changes in outsourcing trends in the pharmaceutical and biotechnology industries could materially and adversely affect our operating results and growth rate.

Industry trends and economic factors that affect our clients in the pharmaceutical, biotechnology and medical device industries also affect our business. Our revenues depend greatly on the expenditures made by the pharmaceutical, biotechnology and medical device industries in research and development. The practice of many companies in these industries has been to hire outside organizations like us to conduct clinical research projects. This practice has grown significantly in the last decade, and we have benefited from this trend. However, if this trend were to change and companies in these industries were to reduce the number of research and development projects they outsource, our business could be materially and adversely affected. For example, over the past several years, mergers and other factors in the pharmaceutical industry appear to have slowed decision-making by pharmaceutical companies and delayed drug development projects. The continuation of or increase of these trends could have a negative affect on our business.

Additionally, numerous governments and managed care organizations have undertaken efforts to control growing healthcare costs through legislation, regulation and voluntary agreements with medical care providers and pharmaceutical companies. If future regulatory cost containment efforts limit the profits that can be derived on new drugs, our clients might reduce their research and development spending, which could reduce our business.

Failure to comply with existing regulations could harm our reputation and our operating results.

Any failure on our part to comply with applicable regulations could result in the termination of on-going clinical research or the disqualification of data for submission to regulatory authorities. For example, if we were to fail to verify that patient participants were fully informed and had fully consented to a particular clinical trial, the data collected from that trial could be disqualified. If this were to happen, we could be contractually required to repeat the trial at no further cost to our client, but at a substantial cost to us. The issuance of a notice from the FDA based upon a finding of a material violation by us of GCP requirements could result in contractual liability to our clients and/or the termination of ongoing studies which could materially and adversely affect our results of operations. Similar notices could be issued from the regulatory authorities in other countries where we conduct clinical studies. Furthermore, our reputation and prospects for future work could be materially and adversely diminished.

Changes in governmental regulation could reduce the need for the services we provide, which would negatively affect our future business opportunities.

In recent years the United States Congress, state legislatures and foreign governments have considered various types of health care reform in order to control growing health care costs. The United States Congress, state legislatures and foreign governments may again address health care reform in the future. We are unable to predict what legislative proposals will be adopted in the future, if any.

Implementation of health care reform legislation that results in additional costs to develop new drugs could limit the profits that can be made by our clients from the development of new products. This could adversely affect our clients’ research and development expenditures, which could in turn decrease the business opportunities available to us both in the United States and elsewhere. In addition, new laws or regulations may create a risk of liability, increase our costs or limit our service offerings. We cannot predict the likelihood of any of these events.

Governmental agencies throughout the world, but particularly in the U.S., strictly regulate the drug development and approval process. Our business involves helping pharmaceutical, biotechnology and medical device companies navigate the regulatory drug approval process. Any changes in drug approval regulatory requirements such as the introduction of simplified drug approval procedures or an increase in regulatory requirements that we have difficulty satisfying, could eliminate or substantially reduce the need for our services. These and other changes in regulation could have an impact on the business opportunities available to us. As a result, our business, results of operations and financial condition may be materially and adversely affected.

Proposed and future laws and regulations, including laws and regulations relating to the confidentiality of patient information, might increase the cost of our business, increase our risks of liability or limit our service offerings.

Various governments might adopt healthcare legislation or regulations that are more burdensome than existing regulations. These changes could increase our expenses or limit our ability to offer some of our products or services. For example, the confidentiality of patient specific information and the circumstances under which it may be released for inclusion in our databases or used in other aspects of our business are subject to substantial government regulation. Additional legislation governing the possession, use and dissemination of medical record information and other personal health information has been proposed at both the state and national levels and is likely to be proposed in other countries. Proposed federal regulations governing patient specific health information might require us to implement new security measures that require substantial expenditures or limit our ability to offer some of our products and services. These regulations might also increase our costs by creating new privacy requirements and mandating additional privacy procedures for our business, thereby materially and adversely affecting our business, results of operations and financial condition.

Adverse changes in general economic or political conditions in any of the major countries in which we do business could adversely affect our business, operating results and financial position.

Recently, general worldwide economic conditions have experienced a downturn due to slower economic activity, concerns about inflation and deflation, increased energy costs, decreased consumer confidence, reduced corporate profits and capital spending, adverse business conditions, the ongoing effects of the war in Iraq, recent international conflicts and terrorist and military activity, and the impact of natural disasters and public health emergencies. If economic growth in the United States and other countries’ economies is slowed, many customers may delay or reduce spending on our services, which would harm our business, results of operations and financial condition.

Our operations may be interrupted by the occurrence of a natural disaster or other catastrophic event.

We depend upon our clients, study sites and our facilities, as well as the ability to readily travel among these, for the continued operation of our business. We also depend upon the continuous, effective, reliable and secure operation of our computer hardware, software, networks, telecommunications networks, internet servers and related infrastructure. However, catastrophic events, including terrorist attacks, could still disrupt our operations, those of our clients or study sites, or our ability to travel among these locations, which would also affect us. Although we carry business interruption insurance, we might suffer losses as a result of business interruptions that exceed the coverage available under our insurance policies. Any natural disaster or catastrophic event affecting our facilities could have a material and adverse affect on our business and results of operations.

Our success depends on our ability to keep pace with rapid technological changes that could make our products and services less competitive or obsolete.

The clinical research aspects of the pharmaceutical, biotechnology and medical device industries are subject to increasingly rapid technological changes. Our competitors or others might develop technologies, products or services that are more effective or commercially attractive than our current or future technologies, products or services, or render our technologies, products or services less competitive or obsolete. For example, if our proprietary technology systems were to become less competitive or obsolete, our ability to develop new business and our operating results would be adversely affected. If competitors introduce superior technologies, products or services and we cannot make enhancements to our technologies, products and services necessary for us to remain competitive, our competitive position, and in turn our business, results of operations and financial condition, would be materially and adversely affected.

We may have exposure to substantial personal injury claims and may not have adequate insurance to cover such claims.

Our business primarily involves the testing of experimental drugs and biologics or other regulated products on consenting human volunteers pursuant to a study protocol. These tests create a risk of liability for personal injury to or death of volunteers resulting from negative reactions to the drugs administered or from improper care provided by third-party investigators, particularly to volunteers with life-threatening illnesses. In connection with many clinical trials, we contract with physicians to serve as investigators in conducting clinical trials to test new drugs on human volunteers. We do not believe that we are legally accountable for the medical care rendered by third party investigators, and we seek to limit our liability with our clients, third party investigators and others. Although our contracts with clients generally include indemnity provisions and we have loss insurance, our financial condition and results of operations could be materially and adversely affected if we had to pay damages or incur defense costs in connection with a claim that is outside the scope of an indemnity or insurance coverage. Additionally, our financial condition could be materially and adversely affected if our liability exceeds the amount of our insurance.

Contractual indemnification provisions generally do not protect us against liability arising from certain of our own actions, such as negligence. Our financial condition and results of operations could be materially and adversely affected if we were required to pay damages or bear the cost of defending any claim which is not covered by a contractual indemnification provision, in the event that a party who must indemnify us does not fulfill its indemnification obligations, or if the amount we are required to pay is beyond the level of our insurance coverage. In addition, we may not be able to continue to maintain adequate insurance coverage on terms acceptable to us.

If we are unable to attract suitable willing volunteers for the clinical trials of our clients, our results could be materially and adversely affected.

One of the factors on which we compete is the ability to recruit independent investigators who can identify volunteers for the clinical studies we manage on behalf of our clients. These clinical trials rely upon the ready accessibility and willing participation of volunteer subjects. These subjects generally include volunteers from the communities in which the studies are conducted, which to date have provided an adequate pool of potential subjects for research studies. Many of our contracts include payments for achieving specific targets directly tied to the recruitment of study subjects. The trials we manage and our operating results could be materially and adversely affected if we are unable to attract suitable and willing volunteers on a consistent basis.

If we are unable to safeguard our networks and clients’ data, our clients may not use our services and our business may be harmed.

Our networks may be vulnerable to unauthorized access, computer hacking, computer viruses and other security problems. An individual who circumvents security measures could misappropriate proprietary information or cause interruptions or malfunctions in our operations. We may be required to expend significant resources to protect against the threat of security breaches or to alleviate problems caused by any breaches. Security measures that we adopt from time to time may be inadequate.

We may have difficulty obtaining director and officer liability insurance in acceptable amounts for acceptable rates.

We cannot assure that we will be able to obtain in the future sufficient director and officer liability insurance coverage at acceptable rates and with acceptable deductibles and other limitations. Failure to obtain such insurance could materially harm our financial condition in the event that we are required to defend against and resolve any future securities class actions or other claims made against us or our management. Further, the inability to obtain such insurance in adequate amounts may impair our future ability to retain and recruit qualified officers and directors.

We do not intend to pay dividends.

We have never paid any cash dividends on our common stock and do not expect to declare or pay any cash or other dividends in the foreseeable future.

We currently fail to meet two of NASDAQ’s listing requirements and if our common stock is delisted it could negatively impact the price of our common stock, our ability to access the capital markets and the liquidity of our common stock.

On August 25, 2009, the Company received a letter from The NASDAQ Stock Market notifying the Company that, based on its Form 10-Q for the period ended June 30, 2009, NASDAQ determined that the Company’s stockholders’ equity did not comply with the minimum $2.5 million stockholders’ equity requirement for continued listing on The NASDAQ Capital Market. As provided in the NASDAQ Marketplace Rules, the Company submitted to NASDAQ a plan and timeline to achieve and sustain compliance. On October 19, 2009, NASDAQ granted the Company an extension until December 8, 2009 to comply. If the Company fails to evidence compliance by that date, its common stock could be delisted from the Nasdaq Capital Market.

On September 15, 2009 Encorium received a NASDAQ Staff Deficiency Letter from The NASDAQ Stock Market stating that for the prior 30 consecutive business days, the closing bid price per share for the Company’s common stock was below the $1.00 minimum per share requirement for continued inclusion under NASDAQ Marketplace Rule 5550(a)(2). The closing price per share for the Company’s common stock continues to be below the $1.00 threshold as of the date of filing of this Form 10-Q. The Company has until March 15, 2010 to regain compliance by maintaining a closing bid price per share of $1.00 or higher for a minimum of 10 consecutive business days. If the Company is unsuccessful in meeting the minimum bid requirement during this initial compliance period, the Company will receive written notification from NASDAQ that its securities are subject to delisting, and at that time the Company may appeal the delisting determination to a Hearing’s Panel. Alternatively, the Company may be eligible for an additional grace period of 180 calendar days if the Company meets the initial listing standards, with the exception of bid price. If we fail to comply and cannot remedy our noncompliance during any applicable notice or grace periods, our common stock could be delisted from the NASDAQ Capital Market.

If delisted from the NASDAQ Capital Market, our common stock will likely be quoted in the over-the-counter market in the so-called “pink sheets” or quoted in the OTC Bulletin Board. In addition, our common stock would be subject to the rules promulgated under the Securities Exchange Act of 1934 relating to “penny stocks.” These rules require brokers who sell securities that are subject to the rules, and who sell to persons other than established customers and institutional accredited investors, to complete required documentation, make suitability inquiries of investors and provide investors with information concerning the risks of trading in the security. These requirements would make it more difficult to buy or sell our common stock in the open market.

In addition, the delisting of our common stock could materially adversely affect our ability to raise capital on terms acceptable to us or at all. Delisting from the NASDAQ Capital Market could also have other negative results, including the potential loss of confidence by clients and employees, the loss of institutional investor interest and fewer business development opportunities.

Failure to comply with Section 404 of the Sarbanes-Oxley Act could negatively impact the market price of our stock Failure to maintain effective internal controls in accordance price.

If, in the future, we fail to maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain an effective internal control environment could negatively impact the market price of our common stock.

If branded pharmaceutical, biotechnology, generic drug or medical device companies reduce their expenditures, our future revenue and profitability may be reduced.

Our business and continued expansion depend on the research and development expenditures of our clients which, in turn, are impacted by their profitability. If these companies want to reduce costs, they may proceed with fewer clinical trials and other drug development. An economic downturn or other factors may cause our clients to decrease their research and development expenditures which could adversely affect our revenues and profitability.

Actions or inspections by regulatory authorities may cause clients not to award future contracts to us or to cancel existing contracts, which may have a material and adverse effect on our results of operations.

We may be subject to continuing inspections of our facilities and documentation in connection with studies we have conducted in support of marketing applications, or routine inspections of our facilities that have yet to be inspected by regulatory authorities. Regulatory authorities can have significant authority over the conduct of clinical trials, and they have the power to take regulatory and legal action in response to violations of clinical standards, subject protection and regulatory requirements in the form of civil and criminal fines, injunctions and other measures. If, for example, the FDA obtains an injunction, such action could result in significant obstacles to future operations. Additionally, there is a risk that actions by regulatory authorities, if they result in significant inspectional observations or other measures, could cause clients not to award us future contracts or to cancel existing contracts. Depending upon the amount of revenue lost, the results could have a material and adverse affect on our results of operations.

We might lose business opportunities as a result of healthcare reform.

Numerous governments have undertaken efforts to control healthcare costs through legislation, regulation and voluntary agreements with healthcare providers and drug companies. Healthcare reform could reduce the demand for our services and, as a result, our revenue. In the last several years, the U.S. Congress has reviewed several comprehensive healthcare reform proposals. The proposals are intended to expand healthcare coverage for the uninsured and reduce the growth of total healthcare expenditures. Congress has also considered and may adopt legislation which could have the effect of putting downward pressure on the prices that pharmaceutical and biotechnology companies can charge for prescription drugs. Any such legislation could cause our customers to spend less on research and development. If this were to occur, we could have fewer clinical trials for our business, which could reduce our earnings. Similarly, pending healthcare reform proposals outside the U.S. could negatively impact revenues from foreign operations.

Our business is subject to international economic, political and other risks that could negatively affect our results of operations or financial position.

Since the sale of our U.S. Business on July 16, 2009, all of our operations are conducted outside the U.S. and we anticipate that revenues from foreign operations will grow. Accordingly, our business is subject to risks associated with doing business internationally, including:

•	less stable political and economic environments and changes in a specific country’s or region’s political or economic conditions,

•	potential negative consequences from changes in tax laws affecting our ability to repatriate profits,

•	unfavorable labor regulations,

•	greater difficulties in managing and staffing foreign operations,

•

the need to ensure compliance with the numerous regulatory and legal requirements applicable to our business in each of these jurisdictions, and to maintain an effective compliance program to ensure compliance,

•	changes in trade policies, regulatory requirements and other barriers,

•	civil unrest or other catastrophic events, and

•	longer payment cycles of foreign customers and difficulty collecting receivables in foreign jurisdictions.

These factors are beyond our control. The realization of any of these or other risks associated with operating in foreign countries could have a material adverse effect on our business, results of operations or financial condition.

We have substantial exposure to currency risks.

Since the sale of our U.S. Business on July 16, 2009, all of our operations are conducted outside the U.S. We operate in many foreign countries and are subject to exchange rate gains and losses for multiple currencies. We may also be subject to foreign currency transaction risk when our service contracts are denominated in a currency other than the currency in which we incur expenses or earn fees related to such contracts. Changes in the exchange rate foreign currencies and the U.S. dollar could materially affect the translation of our subsidiaries’ financial results into U.S. dollars for purposes of reporting our consolidated financial results.

ITEM 6.	EXHIBITS

(a) Exhibits

31.1	Certification of Chief Executive Officer required by Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Encorium Group, Inc.

This Proxy is Solicited on Behalf of the Board of Directors

For the 2009 Annual Meeting of Stockholders

To Be Held January 8, 2010 at 10 a.m. EST

The undersigned hereby appoints Kai Lindevall and Philip L. Calamia, or any one or all of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of ENCORIUM GROUP, INC. to be held on January 8, 2010 and at any adjournment or postponement thereof, with all the power which the undersigned would possess if personally present and to vote, as specified on the reverse side, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN ITEM 1 AND FOR ITEMS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PERSONS NAMED ABOVE IN ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

FOLD ALONG THE PERFORATION,

DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

IF NOT OTHERWISE MARKED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS FOLLOWS: “FOR” ITEMS 1, 2, 3 AND 4.	PLEASE MARK VOTES AS SHOWN IN THIS EXAMPLE: ☒

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN ITEM 1.

ITEM 1. Election of Directors. Nominees: ¡ Dr. Kai Lindevall ¡ Shahab Fatheazam ¡ Sari Laitinen ¡ Petri Manninen ¡ Dave Morra	☐	☐	☐	To withhold authority to vote for any one or more individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee(s) number(s) on the line below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2, 3 AND 4.			FOR	AGAINST	ABSTAIN

ITEM 2. Ratify the Audit Committee’s selection of Asher & Company, Ltd. as our independent registered public accounting firm for fiscal year 2009.			☐	☐	☐

ITEM 3. Approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of our common stock.			☐	☐	☐

ITEM 4. Approve the issuance of 874,126 shares of our common stock upon exercise of the Exchange Warrants.			☐	☐	☐

By my signature below, I confer to the named proxies discretionary authority on any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

☒ FOR NEW ADDRESS:
☐
Please write in your new
address ð

Signature	Date	Signature	Date

NOTE: Please sign as name appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 8, 2010: THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT